UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Penguin Solutions, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PENGUIN SOLUTIONS, INC.

SPECIAL SCHEME MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 16, 2025

May 2, 2025

Dear holders of ordinary shares and convertible preferred shares (the “shareholders”) of Penguin Solutions, Inc. (“Penguin Solutions Cayman”):

After a review by our board of directors (the “Penguin Solutions Cayman Board”) and management team, we have determined that it is advisable to redomicile the parent company of our corporate group from the Cayman Islands to the United States, to be effected by way of scheme of arrangement under Cayman Islands law. The new parent company, also named Penguin Solutions, Inc., is incorporated in Delaware (“Penguin Solutions Delaware”). As part of the transaction, each issued Penguin Solutions Cayman ordinary share at the completion date of the scheme of arrangement will be exchanged for one share of common stock of Penguin Solutions Delaware, each issued Penguin Solutions Cayman convertible preferred share at the completion date of the scheme of arrangement will be exchanged for one share of convertible preferred stock of Penguin Solutions Delaware, and Penguin Solutions Delaware will become the ultimate parent company of the Penguin Solutions group of companies.

A scheme of arrangement under Cayman Islands law is a court-approved arrangement entered into between a company and its shareholders, commonly used by Cayman Islands domiciled companies to redomicile or reorganize their businesses. The scheme of arrangement process requires shareholder approval. In order to commence the scheme of arrangement process, Penguin Solutions Cayman applied to the Grand Court of the Cayman Islands (the “Cayman Court”) for, among other matters, permission to convene a meeting of its registered shareholders as at the relevant time, to consider and vote on a proposal to consummate a scheme of arrangement. If the requisite statutory threshold of shareholders as of 1:15 p.m. (Pacific Time) on April 25, 2025 (the “Voting Record Time”) vote to approve the scheme of arrangement, Penguin Solutions Cayman will apply to the Cayman Court for sanction of the scheme of arrangement. If sanctioned by the Cayman Court, and following the filing of the Order of the Cayman Court sanctioning the scheme of arrangement with the Cayman Islands Registrar of Companies, the scheme of arrangement will be become effective in accordance with its terms and binding on all shareholders of Penguin Solutions Cayman whether or not they voted in favor of the scheme of arrangement. This will enable the parent company of the Penguin Solutions group of companies to redomicile from the Cayman Islands to the United States in an efficient manner and without disruption to our operations. We are making the accompanying proxy statement available in connection with the solicitation by the Penguin Solutions Cayman Board of proxies to be voted at the special meeting of our shareholders convened for the purposes set forth in the accompanying proxy statement.

While our incorporation in the Cayman Islands has served us and our shareholders well for many years, there are compelling reasons that support redomiciling the parent company of the Penguin Solutions group of companies to the United States at this time. After considering various factors, the Penguin Solutions Cayman Board unanimously determined that redomiciling the parent company of the Penguin Solutions group of companies to Delaware is in the best interests of Penguin Solutions Cayman and will best help us to accomplish our strategic objectives. We believe that the redomiciliation will, among other benefits, simplify and streamline the organizational, statutory and regulatory structure of the Penguin Solutions group of companies for the benefit of shareholders and align the legal framework governing the Penguin Solutions group of companies with our operational footprint. Through our existing subsidiaries and our listing on the Nasdaq Global Select Market (“Nasdaq”), we already have a substantial presence in the United States, and it is important to note that a majority of the Penguin Solutions group’s operating assets, including significant intellectual property, and a substantial portion of our employee base are also in the United States. The reasons for the transaction are discussed in further detail in the accompanying proxy statement.

On June 16, 2025, commencing at 10:00 a.m. (Pacific Time), we will hold a scheme meeting of our shareholders to vote on the proposed scheme of arrangement as described below at the offices of Latham & Watkins LLP, located at 140 Scott Drive, Menlo Park, California, 94025 and will broadcast the scheme meeting via live webcast (the “Scheme Meeting”). Registered shareholders as of the Voting Record Time will be entitled to attend and vote at the Scheme Meeting.

At the Scheme Meeting, you will be asked to vote on a proposal for a “scheme of arrangement” pursuant to Section 86 of the Cayman Islands Companies Act (2025 Revision), as amended, modified or re-enacted from time to time, that would result in a change in the ultimate parent company of the Penguin Solutions group of companies from the current parent company that is incorporated in the Cayman Islands to a parent company that is incorporated in Delaware, as described in the accompanying proxy statement.

For you, our shareholders, much will remain unchanged following the completion of the scheme of arrangement. If the scheme of arrangement is approved, becomes effective and is implemented, it will result in the exchange of your Penguin Solutions Cayman ordinary shares and Penguin Solutions Cayman convertible preferred shares, as applicable, for an equal number of shares of common stock of Penguin Solutions Delaware and shares of convertible preferred stock of Penguin Solutions Delaware, respectively, and Penguin Solutions Delaware will become the ultimate parent company of the Penguin Solutions group of companies.

If the scheme of arrangement takes effect, your rights with respect to the Penguin Solutions Delaware stock will be substantially the same as those currently in effect with respect to the Penguin Solutions Cayman shares. Upon the terms of the scheme of arrangement being implemented, holders of Penguin Solutions Delaware stock will have the same proportionate interest in the profits, net assets and dividends of the Penguin Solutions group of companies as they had immediately prior to the implementation of the scheme of arrangement as a holder of Penguin Solutions Cayman shares. However, there are differences between what your rights will be under Delaware law and what they currently are under Cayman Islands law. In addition, there are differences between Penguin Solutions Cayman’s articles of association and Penguin Solutions Delaware’s amended and restated certificate of incorporation and amended and restated bylaws as they will be in effect upon the completion of the scheme of arrangement. These differences are discussed under the sections titled “Description of Penguin Solutions Delaware Capital Stock” and “Comparison of Rights of Cayman Islands Shareholders and Delaware Stockholders”.

Just as is the case today with your Penguin Solutions Cayman ordinary shares, upon completion of the transaction, the common stock of Penguin Solutions Delaware, our ultimate parent company, will be listed on Nasdaq under the ticker symbol “PENG” and will be registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended, and be subject to the same SEC reporting requirements, the mandates of the Sarbanes-Oxley Act of 2002 and the applicable corporate governance rules of Nasdaq. Similarly, the shares of convertible preferred stock of Penguin Solutions Delaware will not be listed for trading upon completion of the transaction, as is the case with the Penguin Solutions Cayman convertible preferred shares. We will continue to report our financial results in U.S. dollars and under U.S. generally accepted accounting principles. Penguin Solutions Delaware will in the ordinary course make available customary reports filed with the SEC, consistent with our established current practices.

The accompanying proxy statement provides you with detailed information regarding the transactions to be effected pursuant to the scheme of arrangement, and certain related transactions. As such, the proxy statement provides important information about the Scheme Meeting and the proposal described above. We encourage you to read the entire document carefully. You should carefully read and consider the “Risk Factors” beginning on page 23 of the accompanying proxy statement for a discussion of potential risks before voting. You are entitled to vote by attending the Scheme Meeting (including via live webcast) or by appointing a proxy. It is not necessary that the proxy appointed by you be a current shareholder of Penguin Solutions Cayman.

Your vote is very important. The Penguin Solutions Cayman Board has unanimously determined that the proposal above is advisable and in the best interests of Penguin Solutions Cayman and recommends that you vote “FOR” the above proposal.

In order to participate in the Scheme Meeting online, go to www.virtualshareholdermeeting.com/PENG2025SM. Registered shareholders as of the Voting Record Time must use the control number found on their proxy card sent in respect of the Scheme Meeting. If you hold your shares in “street name”, you may not attend the Scheme Meeting or vote your Penguin Solutions Cayman ordinary shares at the Scheme Meeting unless you obtain an “instrument of proxy” or “legal proxy” from your broker or nominee that holds your Penguin Solutions Cayman ordinary shares. If you plan to attend in person and vote your “street name” shares at the Scheme Meeting, you should request such an “instrument of proxy” or “legal proxy” from your broker, bank, or other holder of record and bring it with you to the Scheme Meeting along with proof of identification. If you plan to attend the Scheme Meeting online via live webcast and vote your “street name” shares at the Scheme Meeting, you must use the control number found on your voting instruction form sent in respect of the Scheme Meeting in order to obtain a “legal proxy” and access the Scheme Meeting. Shareholders are encouraged to submit their votes in advance of the Scheme Meeting, following the procedures outlined further below and in the accompanying proxy statement. For more detail, please see “The Scheme Meeting—Voting Record Time; Voting Rights,” and “The Scheme Meeting—How You Can Vote.”

If you are a registered shareholder as of the Voting Record Time, to ensure that your Penguin Solutions Cayman shares are voted in accordance with your wishes, please properly mark, date, sign and return the accompanying proxy card by mail in the enclosed, postage-paid envelope (as applicable) as promptly as possible. In order for your proxies to be voted, Broadridge must receive your proxy cards at Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, not later than 8:59 p.m. (Pacific Time) on June 15, 2025.

If you hold your Penguin Solutions Cayman shares in “street name” through a bank, broker, trustee, custodian or other nominee (which we generally refer to as “brokers” or “nominees”), to ensure that your Penguin Solutions Cayman shares are voted in accordance with your wishes, please properly mark, date, sign and return the accompanying voting instruction form by mail in the enclosed, postage-paid envelope (as applicable) or follow the internet or touch-tone voting instructions on the voting instruction form as promptly as possible. In order for your voting instruction form to be voted, your broker or nominee must receive your voting instruction form by 8:59 p.m. (Pacific Time) on June 15, 2025. Please note that holders of Penguin Solutions Cayman shares through brokers or nominees are required to submit their voting instruction forms to their applicable broker or nominee prior to the deadline applicable to registered holders of Penguin Solutions Cayman shares and such holders should follow any separate instructions that are provided by their applicable broker or nominee. You should contact your broker or nominee directly for more information on these procedures.

If you have any questions about the Scheme Meeting or require assistance, please call MacKenzie Partners, Inc. (“MacKenzie”), our proxy solicitor, at +1 (800) 322-2885 (toll-free within the United States) or at +1 (212) 929-5500 (outside the United States).

On behalf of the Penguin Solutions Cayman Board, thank you for your continued support.

Sincerely,

Mark Adams
President and Chief Executive Officer

Neither the SEC nor any state securities commission has approved or disapproved of the securities to be issued in the contemplated scheme of arrangement or determined if the accompanying proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

The accompanying proxy statement related to the Penguin Solutions Cayman shares is dated May 2, 2025 and is first being mailed to Penguin Solutions Cayman’s shareholders on or about May 2, 2025.

SUMMARY OF NOTICE OF THE SPECIAL SCHEME MEETING

OF THE HOLDERS OF PENGUIN SOLUTIONS, INC.

ORDINARY SHARES AND CONVERTIBLE PREFERRED SHARES

TO BE HELD ON JUNE 16, 2025

To the holders of ordinary shares and convertible preferred shares (“shareholders”) of Penguin Solutions, Inc. (“Penguin Solutions Cayman”):

On June 16, 2025, Penguin Solutions Cayman will hold a special scheme meeting (the “Scheme Meeting”) of the Penguin Solutions Cayman shareholders, which will commence at 10:00 a.m. (Pacific Time), in order to approve a proposal for a scheme of arrangement pursuant to Section 86 of the Cayman Islands Companies Act (2025 Revision), as amended, modified or re-enacted from time to time (the “Cayman Companies Act”).

We will hold the Scheme Meeting at the offices of Latham & Watkins LLP, located at 140 Scott Drive, Menlo Park, California, 94025 and will broadcast the Scheme Meeting via live webcast. Registered shareholders as of 1:15 p.m. (Pacific Time) on April 25, 2025 (the “Voting Record Time”) will be entitled to attend and vote at the Scheme Meeting.

In order to participate in the Scheme Meeting online, go to www.virtualshareholdermeeting.com/PENG2025SM. Registered shareholders must use the control number found on their proxy card sent in respect of the Scheme Meeting. If you hold your shares in “street name”, you may not attend the Scheme Meeting or vote your Penguin Solutions Cayman ordinary shares at the Scheme Meeting unless you obtain an “instrument of proxy” or “legal proxy” from your broker or nominee that holds your Penguin Solutions Cayman ordinary shares. If you plan to attend in person and vote your “street name” shares at the Scheme Meeting, you should request such an “instrument of proxy” or “legal proxy” from your broker, bank, or other holder of record and bring it with you to the Scheme Meeting along with proof of identification. If you plan to attend the Scheme Meeting online via live webcast and vote your “street name” shares at the Scheme Meeting, you must use the control number found on your voting instruction form sent in respect of the Scheme Meeting in order to obtain a “legal proxy” and access the Scheme Meeting. Shareholders are encouraged to submit their votes in advance of the Scheme Meeting, following the procedure outlined further below.

Shareholders are being asked to vote on the following matter at the Scheme Meeting:

•

To approve the scheme of arrangement substantially in the form attached as Annex B to the accompanying proxy statement (the “Scheme of Arrangement”), pursuant to which, at the completion date of the Scheme of Arrangement (expected to be 1:30 p.m. (Pacific Time) on June 30, 2025) (the “Completion Date”), all shareholders of Penguin Solutions Cayman will become shareholders of Penguin Solutions Delaware. Pursuant to the terms of the Scheme of Arrangement, the shareholders of Penguin Solutions Cayman as of the scheme record time (expected to be 1:29 p.m. (Pacific Time) on June 30, 2025) (the “Scheme Record Time”) (the “Scheme Shareholders”) will exchange their ordinary shares and/or convertible preferred shares (as applicable) of Penguin Solutions Cayman for shares of common stock and/or convertible preferred stock (as applicable) of Penguin Solutions Delaware on the following basis: each ordinary share of Penguin Solutions Cayman (each, a “Penguin Solutions Cayman ordinary share”) will be exchanged for one share of common stock of Penguin Solutions Delaware ( “Penguin Solutions Delaware common stock”), and each convertible preferred share of Penguin Solutions Cayman (each, a “Penguin Solutions Cayman convertible preferred share” and the Penguin Solutions Cayman convertible preferred shares together with the Penguin Solutions Cayman ordinary shares, the “Penguin Solutions Cayman shares”) will be exchanged for one share of convertible preferred stock of Penguin Solutions Delaware (“Penguin Solutions Delaware convertible preferred stock” and, together with the Penguin Solutions Delaware common stock, the “Penguin Solutions Delaware stock”).

We refer to this as the “Scheme of Arrangement Proposal.”

Approval of the Scheme of Arrangement Proposal by our shareholders as of the Voting Record Time (as defined below) at the Scheme Meeting is a condition to the Scheme of Arrangement becoming effective.

The formal notice of the Scheme Meeting is provided as an attachment to the accompanying proxy statement as Annex A, and should be read closely. This summary does not constitute the formal notice in respect of the Scheme Meeting.

The Penguin Solutions Cayman Board has set 1:15 p.m. (Pacific Time) on April 25, 2025 as the record date for the Scheme Meeting. This means that only those persons who were shareholders at 1:15 p.m. (Pacific Time) on April 25, 2025 (the “Voting Record Time”) will be entitled to receive notice of, and to attend and vote, at the Scheme Meeting and any adjournments thereof.

The Scheme Meeting has been convened at 10:00 a.m. (Pacific Time) on June 16, 2025, pursuant to an Order of the Cayman Islands Grand Court (the “Cayman Court”) granted on April 29, 2025 (the “Cayman Court Order”). If the shareholders as of the Voting Record Time approve the Scheme of Arrangement Proposal and the other conditions to the Scheme of Arrangement have been satisfied or waived, we will seek the Cayman Court’s sanction of the Scheme of Arrangement. Sanction of the Cayman Court must be obtained as a condition to the Scheme of Arrangement becoming effective. We expect the sanction hearing to be held at the Law Courts, George Town, Grand Cayman at 7:30 a.m. (Pacific Time) on June 25, 2025 (the “Sanction Hearing”), further details of which will be advertised by Penguin Solutions Cayman in The Wall Street Journal and a Cayman Islands newspaper in accordance with the Cayman Court Order. Shareholders as at the Voting Record Time who voted at the Scheme Meeting or gave instructions to their broker or nominee to vote at the Scheme Meeting (as applicable) have the right to attend the Sanction Hearing and to appear in person or be represented by counsel to support or oppose the sanction of the Scheme of Arrangement. If you are a shareholder who wishes to appear in person or by counsel at the Sanction Hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement, we expect that the Cayman Court will require that you give notice of your intention to do so to Penguin Solutions Cayman’s Cayman Islands legal advisers, Walkers (Cayman) LLP, at 190 Elgin Avenue, George Town, Grand Cayman KY19001, Cayman Islands, at least three days before the Sanction Hearing. Penguin Solutions Cayman will not object to the participation in the Sanction Hearing by any person who holds shares through a broker or any other person with a legitimate interest in the proceedings and all such persons will have a right to participate.

The accompanying proxy statement and proxy card are first being sent on or about May 2, 2025 to the Penguin Solutions Cayman shareholders and contain additional information on how to attend the Scheme Meeting and vote any Penguin Solutions Cayman shares you own in person (including via live webcast) or by proxy at the Scheme Meeting.

If you hold Penguin Solutions Cayman ordinary shares in “street name”, you may not attend the Scheme Meeting or vote your Penguin Solutions Cayman ordinary shares at the Scheme Meeting unless you obtain an “instrument of proxy” or “legal proxy” from your broker or nominee that holds your Penguin Solutions Cayman ordinary shares. If you plan to attend in person and vote your “street name” shares at the Scheme Meeting, you should request such an “instrument of proxy” or “legal proxy” from your broker, bank, or other holder of record and bring it with you to the Scheme Meeting along with proof of identification. If you plan to attend the Scheme Meeting online via live webcast and vote your “street name” shares at the Scheme Meeting, you must use the control number found on your voting instruction form sent in respect of the Scheme Meeting in order to obtain a “legal proxy” and access the Scheme Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE SCHEME MEETING, PLEASE TAKE THE NECESSARY STEPS TO VOTE IN ADVANCE OF THE SCHEME MEETING.

IF YOU ARE A REGISTERED SHAREHOLDER, YOU SHOULD PROPERLY MARK, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED, POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE.

IN ORDER FOR YOUR PROXIES TO BE VOTED, BROADRIDGE MUST RECEIVE YOUR PROXY CARD AT VOTE PROCESSING, C/O BROADRIDGE, 51 MERCEDES WAY, EDGEWOOD, NY 11717, NOT LATER THAN 8:59 P.M. (PACIFIC TIME) ON JUNE 15, 2025.

IF YOU HOLD YOUR PENGUIN SOLUTIONS CAYMAN SHARES IN “STREET NAME” THROUGH A BROKER OR NOMINEE, YOU SHOULD PROPERLY MARK, DATE, SIGN AND RETURN THE ACCOMPANYING VOTING INSTRUCTION FORM IN THE ENCLOSED, POSTAGE-PAID ENVELOPE OR FOLLOW THE INTERNET OR TOUCH-TONE VOTING INSTRUCTIONS ON THE VOTING INSTRUCTION FORM AS PROMPTLY AS POSSIBLE.

IN ORDER FOR YOUR VOTING INSTRUCTION FORM TO BE VOTED, YOUR BROKER OR NOMINEE MUST RECEIVE YOUR VOTING INSTRUCTION FORM BY 8:59 P.M. (PACIFIC TIME) ON JUNE 15, 2025. PLEASE NOTE THAT HOLDERS OF PENGUIN SOLUTIONS CAYMAN SHARES THROUGH A BROKER OR NOMINEE ARE REQUIRED TO SUBMIT VOTING INSTRUCTIONS TO THEIR APPLICABLE BROKER OR NOMINEE PRIOR TO THE DEADLINE APPLICABLE FOR THE SUBMISSION OF PROXY CARDS BY PENGUIN SOLUTIONS CAYMAN SHAREHOLDERS AND SUCH HOLDERS SHOULD FOLLOW ANY SEPARATE INSTRUCTIONS THAT ARE PROVIDED BY THEIR APPLICABLE BROKER OR NOMINEE. YOU SHOULD CONTACT YOUR BROKER OR NOMINEE DIRECTLY FOR MORE INFORMATION ON THESE PROCEDURES.

The accompanying proxy statement incorporates documents by reference. Please see “Where You Can Find More Information” beginning on page 103 of the accompanying proxy statement for a listing of documents incorporated by reference. These documents are available to any person, including any beneficial owner, upon request by contacting us at:

Penguin Solutions, Inc.

1390 McCarthy Boulevard, Milpitas, CA 95035

Attention: Corporate Secretary

Telephone: +1 (510) 623-1231

To ensure timely delivery of these documents, any request should be made no later than June 2, 2025. The exhibits to these documents will generally not be made available unless such exhibits are specifically incorporated by reference in the accompanying proxy statement.

PENGUIN SOLUTIONS, INC.

PROXY STATEMENT

For the Special Scheme Meeting of the Holders of

Ordinary Shares and Convertible Preferred Shares of Penguin Solutions, Inc.

to be held on June 16, 2025

This proxy statement, which also constitutes the “scheme circular” required to be sent to shareholders under Cayman Islands law, is furnished to the holders of ordinary shares and convertible preferred shares (“shareholders”) of Penguin Solutions, Inc., a Cayman Islands exempted company (“Penguin Solutions Cayman”), in connection with the solicitation of proxies on behalf of the board of directors of Penguin Solutions Cayman (the “Penguin Solutions Cayman Board”) to be voted at the special scheme meeting of shareholders to be held on June 16, 2025 (the “Scheme Meeting”), and any adjournments thereof, at the times and place and for the purposes set forth in the accompanying notice of the Scheme Meeting.

STRUCTURE OF THE TRANSACTION

We are seeking your approval at the Scheme Meeting of a scheme of arrangement pursuant to Section 86 of the Cayman Islands Companies Act (2025 Revision), as amended, modified or reenacted from time to time (the “Cayman Companies Act”), substantially in the form attached as Annex B to this proxy statement (the “Scheme of Arrangement”), pursuant to which, upon effectiveness, a newly formed Delaware corporation will become the publicly traded parent of the Penguin Solutions group of companies. The scheme of arrangement process is commonly used by Cayman Islands domiciled companies, such as Penguin Solutions Cayman, as a flexible and efficient means to redomicile or reorganize their business. The transactions to be effected pursuant to the Scheme of Arrangement and the related transactions are sometimes referred to herein collectively as the “Transaction”. The Transaction will create a new publicly traded parent company of the Penguin Solutions group of companies that is incorporated in Delaware and will result in you owning common stock and/or shares of convertible preferred stock, as applicable, of a Delaware corporation instead of ordinary shares and/or convertible preferred shares, as applicable, of a Cayman Islands company.

Penguin Solutions Cayman, whose shares you currently own, has formed a new Delaware corporation (also named Penguin Solutions, Inc. and referred to herein as “Penguin Solutions Delaware”). Penguin Solutions Delaware has only nominal assets and capitalization and has not engaged in any business or other activities other than in connection with its formation and the Transaction. If the Scheme of Arrangement is approved and becomes effective, the shareholders of Penguin Solutions Cayman as of the scheme record time (expected to be 1:29 p.m. (Pacific Time) on June 30, 2025) (the “Scheme Record Time”) (the “Scheme Shareholders”) will exchange their ordinary shares and/or convertible preferred shares of Penguin Solutions Cayman (as applicable) for an equal number of shares of common stock and/or convertible preferred stock of Penguin Solutions Delaware (as applicable), on the following basis: each Penguin Solutions Cayman ordinary share, par value $0.03 per share (each such share, a “Penguin Solutions Cayman ordinary share”) will be exchanged for one share of common stock of Penguin Solutions Delaware ( “Penguin Solutions Delaware common stock”), and each Penguin Solutions Cayman convertible preferred share, par value $0.03 per share (each such share, a “Penguin Solutions Cayman convertible preferred share” and the Penguin Solutions Cayman convertible preferred shares together with the Penguin Solutions Cayman ordinary shares, the “Penguin Solutions Cayman shares”) will be exchanged for one share of convertible preferred stock of Penguin Solutions Delaware ( “Penguin Solutions Delaware convertible preferred stock” and the Penguin Solutions Delaware convertible preferred stock together with the Penguin Solutions Delaware common stock, the “Penguin Solutions Delaware stock”). As a result of the Transaction, the Scheme Shareholders will become stockholders of Penguin Solutions

Delaware and such stockholders’ rights will be governed by Delaware law and by Penguin Solutions Delaware’s amended and restated certificate of incorporation and amended and restated bylaws, in substantially the forms attached hereto as Annex D and Annex F, respectively. The Penguin Solutions Delaware convertible preferred stock will be additionally governed by the certificate of designation (the “Certificate of Designation”) in substantially the form attached hereto as Annex E. The Penguin Solutions Delaware common stock is expected to be listed on the Nasdaq Global Select Market (“Nasdaq”) under the same ticker symbol under which the Penguin Solutions Cayman ordinary shares are currently traded (PENG).

Several steps are required in order for us to effect the Scheme of Arrangement, including convening and holding the Scheme Meeting at which the shareholders as of the Voting Record Time will consider and, if thought fit, approve the Scheme of Arrangement. The Scheme Meeting has been convened at 10:00 a.m. (Pacific Time) on June 16, 2025 pursuant to an Order of the Cayman Islands Grand Court (the “Cayman Court”) granted on April 29, 2025. Notice of the Scheme Meeting is set out at Annex A to this proxy statement. If the Scheme of Arrangement Proposal is approved by the shareholders as of the Voting Record Time and the other conditions to the Scheme of Arrangement have been satisfied or waived, we will seek the Cayman Court’s sanction of the Scheme of Arrangement.

If we obtain the requisite approvals from our shareholders as of the Voting Record Time and the Cayman Court’s sanction of the Scheme of Arrangement, and if all of the other conditions to the Scheme of Arrangement, as described herein, are satisfied or, if permitted by applicable law, waived, we intend to file the order of the Cayman Court sanctioning the Scheme of Arrangement with the Cayman Islands Registrar of Companies (the “Sanction Order”). Upon delivery of the Sanction Order to the Cayman Islands Registrar of Companies, the Scheme of Arrangement will become effective in accordance with its terms (expected to be 3:00 p.m. (Pacific Time) on June 25, 2025, the “Effective Time”).

If the Scheme of Arrangement becomes effective and is implemented, shareholders as of the Scheme Record Time, which is expected to be 1:29 p.m. (Pacific Time) on June 30, 2025 will receive one share of Penguin Solutions Delaware common stock for each Penguin Solutions Cayman ordinary share and one share of Penguin Solutions Delaware convertible preferred stock for each Penguin Solutions Cayman convertible preferred share, as applicable, on the completion date of the Scheme expected to be 1:30 p.m. (Pacific Time) on June 30, 2025 (the “Completion Date”).

We currently expect the Completion Date to occur after the closing of trading of the Penguin Solutions Cayman ordinary shares on Nasdaq on or around June 30, 2025. The exact date and timing of the Completion Date will depend on factors such as any postponement or adjournment of the hearing before the Cayman Court regarding sanction of the Scheme of Arrangement (the “Sanction Hearing”).

After the Completion Date, you will continue to own an interest in the ultimate parent company of the Penguin Solutions group of companies, which will indirectly conduct the same business operations as currently conducted indirectly by Penguin Solutions Cayman, through the same group of operating subsidiaries of Penguin Solutions Cayman prior to the Completion Date. The number and class(es) of Penguin Solutions Delaware stock you will own will be the same as the number and class(es) of Penguin Solutions Cayman shares you own immediately prior to the Completion Date, and your relative ownership interest in the Penguin Solutions group of companies will remain substantially unchanged as a result of the Scheme of Arrangement. Penguin Solutions Delaware will have the same board of directors and management team as Penguin Solutions Cayman immediately following the Completion Date.

As of the Voting Record Time, 52,800,546 Penguin Solutions Cayman ordinary shares and 200,000 Penguin Solutions Cayman convertible preferred shares were issued and outstanding.

The following diagrams depict our organizational structure before and after the Transaction:

Before

Penguin Solutions Cayman Shareholders
Penguin Solutions Cayman
Foreign and Domestic Subsidiaries
Penguin Solutions Delaware

After

Penguin Solutions
Delaware
Stockholders*
Penguin Solutions
Delaware
Penguin Solutions
Cayman
Foreign and
Domestic
Subsidiaries

*Former Penguin Solutions Cayman Shareholders

We use the terms “Penguin Solutions group of companies,” “we,” “our company,” “the company,” “the Company,” “our” and “us” in this proxy statement to refer to Penguin Solutions Cayman and its subsidiaries, prior to the Transaction, and to refer to Penguin Solutions Delaware and its subsidiaries, after the Transaction.

QUESTIONS AND ANSWERS ABOUT THE TRANSACTION

The following questions and answers are intended to address briefly some commonly asked questions regarding the Transaction and the Scheme Meeting. These questions and answers highlight only some of the information contained in this proxy statement. They may not contain all the information that is important to you. To understand the Transaction, meeting proposal and voting procedures more fully, and for a more complete legal description of the Transaction, you should read carefully the entire proxy statement, including the annexes. The Scheme of Arrangement, substantially in the form attached as Annex B to this proxy statement, is the legal document that governs the Transaction. The amended and restated certificate of incorporation of Penguin Solutions Delaware, substantially in the form attached to this proxy statement as Annex D and the amended and restated bylaws of Penguin Solutions Delaware, substantially in the form attached to this proxy statement as Annex F will govern Penguin Solutions Delaware after the completion of the Scheme of Arrangement. The certificate of designation in substantially the form attached hereto as Annex E will also govern the Penguin Solutions Delaware convertible preferred stock after the completion of the Scheme of Arrangement.

1. Q:	Why am I receiving this document?

A:

Holders of Penguin Solutions Cayman shares as of the Voting Record Time are being solicited by the Penguin Solutions Cayman Board to approve certain actions relating to the proposed Transaction which, once effective, will result in a change in the ultimate parent company of the Penguin Solutions group of companies from Penguin Solutions Cayman to Penguin Solutions Delaware as set out in more detail in this proxy statement. Pursuant to the Scheme of Arrangement, ordinary shares and convertible preferred shares of Penguin Solutions Cayman will be transferred to Penguin Solutions Delaware, which will issue one share of common stock of Penguin Solutions Delaware to the holders of Penguin Solutions Cayman ordinary shares as of the Scheme Record Time for each ordinary share that has been transferred, and one share of convertible preferred stock of Penguin Solutions Delaware to the holders of Penguin Solutions Cayman convertible preferred shares as of the Scheme Record Time for each convertible preferred share that has been transferred.

2. Q:	What am I being asked to vote on at the Scheme Meeting?

A:

The Scheme of Arrangement requires holders of Penguin Solutions Cayman ordinary shares and Penguin Solutions Cayman convertible preferred shares as of the Voting Record Time to vote on certain matters at the Scheme Meeting. This document contains information to assist you in making your voting decisions at the Scheme Meeting in relation to the meeting proposal.

It is important that at the Scheme Meeting as many votes as possible are cast so that the Cayman Court may be satisfied that there is a fair representation of the opinions of the Penguin Solutions Cayman shareholders.

At the Scheme Meeting, Penguin Solutions Cayman shareholders as of the Voting Record Time are being asked to vote on a proposal to approve the Scheme of Arrangement attached as Annex B to this proxy statement (the “Scheme of Arrangement Proposal”) which, if effective and upon the Completion Date, will result in the exchange of your Penguin Solutions Cayman ordinary shares and Penguin Solutions Cayman convertible preferred shares, as applicable, for an equal number of shares of Penguin Solutions Delaware common stock and Penguin Solutions Delaware convertible preferred stock, respectively, and Penguin Solutions Delaware will become the ultimate parent company of the Penguin Solutions group of companies.

The proposal contemplated by this proxy statement, the Scheme of Arrangement Proposal, is sometimes referred to herein as the “meeting proposal.”

Please see “The Scheme of Arrangement Proposal.”

3. Q:	Why is Penguin Solutions proposing the Transaction?

A:

We have been incorporated in the Cayman Islands since 2011. While our incorporation in the Cayman Islands has served us and our shareholders well, there are compelling reasons that support redomiciling the parent company of the Penguin Solutions group of companies to the United States at this time.

We are a multi-national business with operations in many countries. However, our operations have become more focused in the United States, both through organic growth and as a result of acquisitions of U.S.-based companies, and we expect to continue to invest in our operations in the United States, particularly in the areas of high-performance computing (HPC) and artificial intelligence (AI) infrastructure. Through our existing operating subsidiaries and our listing on Nasdaq, we already have a substantial presence in the United States. It is important to note that our corporate headquarters, our executive management team, a majority of our operating assets, including significant intellectual property, and a substantial portion of our employee base are also in the United States. As a result, we believe that having our parent company based in the United States would streamline our corporate structure, resulting in administrative efficiencies and reduced regulatory compliance costs, and align the legal framework governing the Penguin Solutions group of companies with our operational footprint, which we believe will enhance clarity for our customers and business partners. In addition, the incremental tax cost of being a U.S.-based multi-national corporation has decreased materially as a result of U.S. corporate tax reform, which will also allow us to tax-efficiently deploy our capital in the United States.

Following a thorough review, we have determined that having our ultimate parent company incorporated in the United States will increase our opportunities for growth and is best for us, our shareholders and our employees. After considering various factors, our board of directors determined that it was advisable to proceed with the Transaction. Our board of directors’ determination that Delaware is the preferred jurisdiction of incorporation of the parent of the Penguin Solutions group of companies was based on many factors, including the following:

•	Delaware offers predictable and well-established corporate laws;

•	Delaware has a well-developed legal system which we believe encourages high standards of corporate governance and provides stockholders with substantial rights;

•	corporations domiciled in Delaware are perceived more favorably among regulatory authorities, investors and creditors than corporations domiciled in many other jurisdictions; and

•

Delaware corporate law provides significant flexibility around corporate transactions, including the issuance of equity and the payment of dividends, while at the same time protecting the rights of stockholders.

Please see “The Scheme of Arrangement Proposal—Background and Reasons for the Transaction” for more information.

We cannot assure you that the anticipated benefits of the Transaction will be realized. In addition, despite the potential benefits described above, the Transaction will expose you and us to potential risks, including relating to future income tax policy in the United States. Please see the discussion under “Risk Factors.”

Our board of directors has considered both the potential advantages of the Transaction and these potential risks and has unanimously approved the Scheme of Arrangement and recommends that shareholders vote for the approval of the Scheme of Arrangement Proposal.

4. Q:	How does the Penguin Solutions Cayman Board recommend that I vote?

A:	Our board of directors unanimously recommends that our shareholders vote “FOR” the Scheme of Arrangement Proposal.

5. Q:	Who can vote at the Scheme Meeting?

A:

All persons who are registered holders of Penguin Solutions Cayman ordinary shares and registered holders of Penguin Solutions Cayman convertible preferred shares as of 1:15 p.m. (Pacific Time) on April 25, 2025 (the “Voting Record Time”) are shareholders for the purposes of voting at the Scheme Meeting and will be entitled to attend and vote, in person (including via live webcast) or by proxy, at the Scheme Meeting and any adjournments thereof.

Shareholder of Record: Shares Registered in Your Name

If, at the Voting Record Time, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a shareholder of record. As a shareholder of record, you may vote during the Scheme Meeting or vote by proxy. Whether or not you plan to attend the Scheme Meeting, we urge you to vote by proxy over the telephone or on the internet as instructed below (see “How do I vote?”) or complete, date, sign, and return the enclosed proxy card to ensure your vote is counted.

Appointment of a proxy does not preclude you from attending the Scheme Meeting and voting in person (including via live webcast). Attending the Scheme Meeting in person (including via live webcast) will not in and of itself revoke a previously submitted proxy card. However, any votes cast by you or your proxy at the Scheme Meeting will revoke a previously submitted proxy card for the Scheme Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Nominee

If, at the Voting Record Time, your shares were held not in your name but in an account at a brokerage firm, bank, dealer, or other similar organization (which we generally refer to as “brokers” or “nominees”), then you are the beneficial owner of shares held in “street name” and a voting instruction form will be forwarded to you by the organization that holds your account. The organization holding your account is considered to be the shareholder of record for the purposes of voting at the Scheme Meeting. As a beneficial owner, you have the right to direct your broker or nominee regarding how to vote the shares in your account.

IN ORDER FOR YOUR PENGUIN SOLUTIONS CAYMAN SHARES TO BE VOTED, YOUR BROKER OR NOMINEE MUST RECEIVE YOUR VOTING INSTRUCTION FORM BY 8:59 P.M. (PACIFIC TIME), ON JUNE 15, 2025. PLEASE NOTE THAT HOLDERS OF PENGUIN SOLUTIONS CAYMAN SHARES THROUGH A BROKER OR NOMINEE ARE REQUIRED TO SUBMIT VOTING INSTRUCTIONS TO THEIR APPLICABLE BROKER OR NOMINEE PRIOR TO THE DEADLINE APPLICABLE FOR THE SUBMISSION OF PROXY CARDS BY PENGUIN SOLUTIONS CAYMAN SHAREHOLDERS AND SUCH HOLDERS SHOULD FOLLOW ANY SEPARATE INSTRUCTIONS THAT ARE PROVIDED BY THEIR APPLICABLE BROKER OR NOMINEE. YOU SHOULD CONTACT YOUR BROKER OR NOMINEE DIRECTLY FOR MORE INFORMATION ON THESE PROCEDURES.

If you hold your shares in “street name”, you may not attend the Scheme Meeting or vote your shares at the Scheme Meeting unless you obtain an “instrument of proxy” or “legal proxy” from your broker or nominee that holds your Penguin Solutions Cayman ordinary shares. If you plan to attend in person and vote your “street name” shares at the Scheme Meeting, you should request such an “instrument of proxy” or “legal proxy” from your broker, bank, or other holder of record and bring it with you to the Scheme Meeting along with proof of identification. If you plan to attend the Scheme Meeting online via live webcast and vote your “street name” shares at the Scheme Meeting, you must use the control number found on your voting instruction form sent in respect of the Scheme Meeting in order to obtain a “legal proxy” and access the Scheme Meeting.

6. Q:	Why is a Scheme Meeting being held for Penguin Solutions Cayman shareholders?

A:

The sole purpose of the Scheme Meeting is to seek approval of the shareholders as of the Voting Record Time of the Scheme of Arrangement in accordance with applicable Cayman Islands law prior to Penguin Solutions Cayman seeking sanction of the Scheme of Arrangement from the Cayman Court. The Scheme Meeting has been convened at 10:00 a.m. (Pacific Time) on June 16, 2025 pursuant to an Order of the Cayman Court granted on April 29, 2025. Notice of the Scheme Meeting is set out at Annex A to this proxy statement.

Please see “The Scheme Meeting—Proxies” and “The Scheme Meeting—How You Can Vote.”

7. Q:	Why is the approval of the Cayman Court required?

A:

The Scheme of Arrangement is a formal procedure under the Cayman Companies Act which is commonly used to carry out corporate reorganizations involving Cayman Islands companies. Under the Cayman Companies Act, the Scheme of Arrangement requires the approval of both the shareholders as of the Voting Record Time at the Scheme Meeting and also the sanction of the Cayman Court.

In determining whether to exercise its discretion to sanction the Scheme of Arrangement, the Cayman Court will determine, amongst other things, whether the Scheme of Arrangement is fair to the shareholders.

If the relevant approvals are obtained, all Penguin Solutions Cayman shareholders will be bound by the terms of the Scheme of Arrangement when it becomes effective, regardless of whether or how they voted (including any Penguin Solutions Cayman shareholder who did not vote to approve the Scheme of Arrangement Proposal or who voted against the Scheme of Arrangement Proposal) thereby providing certainty and equality of treatment for Penguin Solutions Cayman shareholders. The implementation of the Scheme of Arrangement must satisfy certain legal requirements for the protection of Penguin Solutions Cayman shareholders and creditors and therefore requires the approval of the Cayman Court.

8. Q:	Am I required to vote at the Scheme Meeting?

A:

It is important that as many shareholders as of the Voting Record Time as possible cast their votes at the Scheme Meeting. In particular, it is important that as many votes as possible are cast at the Scheme Meeting so as to demonstrate to the Cayman Court that there is a fair representation of shareholders as of the Voting Record Time.

The Penguin Solutions Cayman Board believes that the Transaction is advisable and urges you to read this proxy statement carefully and, if eligible, to vote in favor of the Scheme of Arrangement Proposal.

9. Q:	How do I vote if I am a registered shareholder?

A:

Whether or not you plan to attend the Scheme Meeting in person (including via live webcast), we urge you to vote your Penguin Solutions Cayman shares by way of proxy. All Penguin Solutions Cayman shares represented by valid proxy cards that we receive through this solicitation and that are not revoked will be voted in accordance with your instructions as noted on your proxy card.

We have enclosed a proxy card in respect of the Scheme Meeting. By submitting your proxy card, you are legally authorizing another person to vote your Penguin Solutions Cayman shares by proxy in accordance with your instructions. You may appoint the chairperson of the Scheme Meeting or any other person as your proxy and it is not a requirement that this person be a current shareholder of Penguin Solutions Cayman. The enclosed proxy card designates Mark Adams (who will act as chairperson of the Scheme Meeting) and Nate Olmstead, or either of them, to vote your Penguin Solutions Cayman shares in accordance with the voting instructions you indicate in your proxy card at the Scheme Meeting.

In addition, if any other matters (other than the Scheme of Arrangement Proposal contained in this proxy statement) properly come before the Scheme Meeting or any adjournments thereof, the persons named in the proxy card will have the authority to vote your Penguin Solutions Cayman shares on those matters in their discretion. The Penguin Solutions Cayman Board currently does not know of any matters to be raised at the Scheme Meeting other than the Scheme of Arrangement Proposal.

You may submit your proxy card by mail. In order for your proxy card to be validly submitted and for your Penguin Solutions Cayman shares to be voted at the Scheme Meeting in accordance with your proxy card, Broadridge must receive your proxy card by mail as promptly as possible at Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, not later than 8:59 p.m. (Pacific Time) on June 15, 2025.

To vote via Internet before the Scheme Meeting, go to www.ProxyVote.com or scan the QR barcode on your proxy card. Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 8:59 p.m. Pacific Time on June 15, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

To vote via telephone before the Scheme Meeting, dial toll-free 1-800-690-6903 using any touch-tone telephone to transmit your voting instructions. Vote by 8:59 p.m. Pacific Time on June 15, 2025. Have your proxy card in hand when you call and then follow the instructions.

To vote via Internet during the Scheme Meeting, go to www.virtualshareholdermeeting.com/PENG2025SM. You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow on your proxy card available and follow the instructions.

If you are a registered shareholder, you must vote all of your Penguin Solutions Cayman shares either “FOR” or “AGAINST” the Scheme of Arrangement Proposal and may not split your vote.

At the Scheme Meeting, you may specify whether your Penguin Solutions Cayman shares should be voted for or against the Scheme of Arrangement Proposal.

If you do not specify on the proxy card that is submitted how you want to vote your Penguin Solutions Cayman shares, your Penguin Solutions Cayman shares will be voted in accordance with the Penguin Solutions Cayman Board’s unanimous recommendation as described above such that any unspecified Penguin Solutions Cayman shares will be voted “FOR” the Scheme of Arrangement Proposal as set forth in this proxy statement. If any other matter is properly presented at the Scheme Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using their best judgment.

Please see “The Scheme Meeting—Proxies” and “The Scheme Meeting—How You Can Vote.”

10. Q:	How can I vote if I hold my shares in “street name”?

A:

For shareholders who hold their shares in “street name” beneficially through a broker or nominee, we have enclosed a voting instruction form for the Scheme Meeting. By submitting your voting instruction form, you are instructing your broker or nominee to vote your Penguin Solutions Cayman ordinary shares in accordance with your instructions.

Under Nasdaq rules, brokers and nominees who hold Penguin Solutions Cayman ordinary shares on behalf of customers will not have the authority to vote without direction on the Scheme of Arrangement Proposal. If you hold your Penguin Solutions Cayman ordinary shares through a broker or nominee and you do not instruct your broker or nominee on how to vote your Penguin Solutions Cayman ordinary shares prior to the Scheme Meeting, your broker or nominee, or the depository through which your broker holds your shares, will not be able to vote your Penguin Solutions Cayman ordinary shares at the

Scheme Meeting or affect the outcome of the vote, which is based on shares present and voting. Under Nasdaq rules, brokers and nominees who hold shares on behalf of customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners, but are precluded from exercising their voting discretion with respect to proposals for “non-routine” matters. We believe that the Scheme of Arrangement Proposal is a proposal for a non-routine matter. As a result, there may be broker “non-votes” with respect to the Scheme of Arrangement Proposal.

You may submit your voting instruction form by mail or by following the internet or touch-tone voting instructions on the voting instruction form. In order for your voting instructions form to be validly submitted and for your Penguin Solutions Cayman ordinary shares to be voted at the Scheme Meeting in accordance with your voting instruction form, your broker or nominee must receive your voting instruction form as promptly as possible and not later than 8:59 p.m. (Pacific Time) on June 15, 2025. Please note that holders of Penguin Solutions Cayman ordinary shares through brokers or nominees are required to submit their voting instruction form to their applicable broker or nominee prior to the deadline applicable to registered holders of Penguin Solutions Cayman ordinary shares and such holders should follow any separate instructions that are provided by their applicable broker or nominee. You should contact your broker or nominee directly for more information on these procedures.

If you hold Penguin Solutions Cayman ordinary shares through a broker or nominee, we recommend that you contact your broker or nominee directly for more information on the procedures by which your Penguin Solutions Cayman ordinary shares can be voted. Your broker or nominee will not be able to vote your Penguin Solutions Cayman ordinary shares unless it receives appropriate instructions from you.

If you hold your shares in “street name”, you may not attend the Scheme Meeting or vote your Penguin Solutions Cayman ordinary shares at the Scheme Meeting unless you obtain an “instrument of proxy” or “legal proxy” from your broker or nominee that holds your Penguin Solutions Cayman ordinary shares. If you plan to attend in person and vote your “street name” shares at the Scheme Meeting, you should request such an “instrument of proxy” or “legal proxy” from your broker, bank, or other holder of record and bring it with you to the Scheme Meeting along with proof of identification. If you plan to attend the Scheme Meeting online via live webcast and vote your “street name” shares at the Scheme Meeting, you must use the control number found on your voting instruction form sent in respect of the Scheme Meeting in order to obtain a “legal proxy” and access the Scheme Meeting.

Please see “The Scheme Meeting—How You Can Vote.”

11. Q:	What will I receive for my Penguin Solutions Cayman shares?

A:

If the Scheme of Arrangement becomes effective and is implemented, shareholders as of the Scheme Record Time, which is expected to be 1:29 p.m. (Pacific Time) on June 30, 2025 (the “Scheme Shareholders”) will receive one share of Penguin Solutions Delaware common stock for each Penguin Solutions Cayman ordinary share and one share of Penguin Solutions Delaware convertible preferred stock for each Penguin Solutions Cayman convertible preferred share, as applicable, on the Completion Date.

Please also see Annex C to this proxy statement, “Expected Timetable of Principal Events” for further information.

12. Q:	What quorum and shareholder votes of Penguin Solutions Cayman shareholders are required to approve the Scheme of Arrangement Proposal at the Scheme Meeting?

A:

A quorum is required for the transaction of business at the Scheme Meeting. The quorum necessary at the Scheme Meeting to approve a matter pertaining to the modification of rights of shareholders will be one or more shareholders as at the Voting Record Time, present and voting in person (including via live webcast) or by proxy at the Scheme Meeting.

For purposes of determining a quorum, broker “non-votes” present in person (including via live webcast) or by proxy are counted as represented.

To be approved, the Scheme of Arrangement Proposal must receive the affirmative vote of 75% or more of the nominal value of the Penguin Solutions Cayman ordinary shares and Penguin Solutions Cayman convertible preferred shares voted at the Scheme Meeting by the shareholders as of the Voting Record Time who are entitled to vote and who are present (either in person (including via live webcast) or represented by proxy) and who vote at the Scheme Meeting. Holders of Penguin Solutions Cayman ordinary shares and Penguin Solutions Cayman convertible preferred shares will vote together on the Scheme of Arrangement Proposal at the Scheme Meeting. Broker “non-votes,” if any, will be disregarded and will have no effect on the outcome of the vote.

In accordance with the Cayman Companies Act, the “75% in value” requirement, as described above, will be met if the total value of the Penguin Solutions Cayman ordinary shares and Penguin Solutions Cayman convertible preferred shares that are voted in favor of the Scheme of Arrangement Proposal is 75% or more of the nominal value of the Penguin Solutions Cayman ordinary shares and Penguin Solutions Cayman convertible preferred shares voted at the Scheme Meeting. For voting purposes, the Penguin Solutions Cayman convertible preferred shares will not vote on an “as-converted” basis.

At the Voting Record Time, there were 52,800,546 Penguin Solutions Cayman ordinary shares and 200,000 Penguin Solutions Cayman convertible preferred shares issued and outstanding.

Please see “The Scheme Meeting—Votes of Shareholders Required for Approval” and “The Scheme Meeting —Quorum.”

13. Q:	What happens at the Sanction Hearing?

A:

Penguin Solutions Cayman shareholders who voted at the Scheme Meeting or gave instructions to their broker or nominee to vote at the Scheme Meeting (as applicable) will have the right to attend the Sanction Hearing and to appear in person or be represented by counsel to support or oppose the sanction of the Scheme of Arrangement. If you are a shareholder who wishes to appear in person or by counsel at the Sanction Hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement, we expect that the Cayman Court will require that you give notice of your intention to do so to Penguin Solutions Cayman’s Cayman Islands legal advisers, Walkers (Cayman) LLP, at 190 Elgin Avenue, George Town, Grand Cayman KY1-9001, Cayman Islands, at least three days prior to the date of the Sanction Hearing. In addition, the Cayman Court has wide discretion to hear from other interested parties. Penguin Solutions Cayman will not object to the participation in the Sanction Hearing by any beneficial holder of Penguin Solutions Cayman shares who provides sufficient evidence that they hold Penguin Solutions Cayman shares through a broker or nominee, or any other person with a legitimate interest in the proceedings and all such persons will have a right to participate.

At the Sanction Hearing, the Cayman Court will conduct a hearing at which the fairness of the terms and conditions of the Scheme of Arrangement will be considered. Subject to the approval of the Scheme of Arrangement by the Penguin Solutions Cayman shareholders, the Sanction Hearing will be held at the Law Courts, George Town, Grand Cayman on June 25, 2025, before the Cayman Court.

14. Q:	When do you expect the Transaction to be consummated?

A:

Assuming the shareholders as of the Voting Record Time approve the Scheme of Arrangement Proposal at the Scheme Meeting and the Cayman Court sanctions the Scheme of Arrangement and the other conditions to the completion of the Scheme of Arrangement Proposal are satisfied (or waived, as applicable), the Scheme of Arrangement will become effective in accordance with its terms once a copy of the Sanction Order has been delivered to the Cayman Islands Registrar of Companies.

If the Scheme of Arrangement becomes effective and is implemented, the Scheme Shareholders will receive one share of common stock of Penguin Solutions Delaware for each Penguin Solutions Cayman ordinary share and one share of convertible preferred stock of Penguin Solutions Delaware for each Penguin Solutions Cayman convertible preferred share, as applicable, on the Completion Date.

If the Scheme of Arrangement becomes effective in accordance with its terms under Cayman Islands law, it will be binding on all Penguin Solutions Cayman shareholders irrespective of whether or not they attended or voted in favor of the Scheme of Arrangement Proposal at the Scheme Meeting.

Please see “The Scheme of Arrangement Proposal—Completion Date of the Transaction” and “The Scheme of Arrangement Proposal—The Scheme of Arrangement—Amendment, Termination or Delay.”

15. Q:	What happens if the Transaction is not completed?

A:

If the Scheme of Arrangement has not been implemented on or before December 31, 2025 (or such later date as Penguin Solutions Cayman may determine and the Cayman Court may allow), the Scheme of Arrangement will lapse by its terms and not come into effect resulting in the Transaction not being consummated.

If the Transaction is not completed, including as a result of the Penguin Solutions Cayman shareholders not approving the meeting proposal in this proxy statement or the Cayman Court not sanctioning the Scheme of Arrangement, then Penguin Solutions Cayman shareholders will not receive any Penguin Solutions Delaware stock and will remain shareholders of Penguin Solutions Cayman, Penguin Solutions Cayman ordinary shares will continue to be listed and traded on Nasdaq under the symbol “PENG” and Penguin Solutions Cayman convertible preferred shares will remain issued and outstanding.

16. Q:	Are there risks associated with the Transaction that I should consider in deciding how to vote?

A:

Yes. There are a number of risks relating to the Transaction that are discussed in this proxy statement and in other documents incorporated herein by reference. You should read and carefully consider the risk factors set forth in the section entitled “Risk Factors” beginning on page 23 of this proxy statement when deciding how to vote.

17. Q:	Will the Transaction affect Penguin Solutions’ future operations?

A:	The Transaction will have no material impact on how we conduct our day-to-day operations.

18. Q:	Will the Transaction dilute my economic interest?

A:

No, your relative economic ownership in Penguin Solutions will not be diluted. At the Completion Date, your ordinary shares and convertible preferred shares in Penguin Solutions Cayman will be exchanged for shares of common stock and shares of convertible preferred stock of Penguin Solutions Delaware, respectively, on a one-to-one basis.

19. Q:	Will the Transaction impact Penguin Solutions’ ability to access the capital and bank markets in the future?

A:

We do not expect that the Transaction will have any adverse effect on our ability to access the capital markets or bank credit markets. We expect that capital raising will be simpler and more efficient with a U.S. domiciled parent company.

20. Q:	What impact will the Transaction have on Penguin Solutions’ current debt arrangements?

A:

We do not believe that the Transaction will have any material effect on our Credit Agreement (as defined below) or our Convertible Notes (as defined below). In connection with the Transaction, we expect that Penguin Solutions Cayman and its subsidiaries may enter into an amendment to the Credit Agreement to provide for certain technical changes to facilitate the consummation of the Transaction under the terms of the Credit Agreement. We also expect to enter into amendments to the indentures governing our Convertible Notes in connection with the Transaction to, among other things, permit the consummation of the Transaction under the terms of the Convertible Notes and provide for the issuance of Penguin Solutions Delaware common stock rather than Penguin Solutions Cayman ordinary shares upon conversion of our Convertible Notes.

21. Q:	Will I be able to trade my Penguin Solutions Cayman ordinary shares during the time between the date of this proxy statement and the Completion Date?

A:

Yes. You will be able to trade your Penguin Solutions Cayman ordinary shares during the time between the date of this proxy statement and the last business day prior to the Completion Date. The Completion Date is expected to be at or around 1:30 p.m. on June 30, 2025. Penguin Solutions Cayman ordinary shares will continue to trade on Nasdaq under the symbol “PENG” during this period.

22. Q:	How will the Transaction affect the stock exchange listing of Penguin Solutions Cayman ordinary shares?

A:

There should be no disruption in the trading of Penguin Solutions Cayman ordinary shares. We will submit a notification form with Nasdaq and expect that, following the consummation of the Transaction, the Penguin Solutions Delaware common stock will be listed on Nasdaq under the symbol “PENG,” the same symbol under which the Penguin Solutions Cayman ordinary shares are currently listed.

There is currently no established public trading market for the Penguin Solutions Cayman convertible preferred shares. We will not seek to list the Penguin Solutions Delaware convertible preferred stock in connection with the Transaction.

23. Q:	How will the Transaction affect Penguin Solutions’ financial reporting and the information Penguin Solutions provides to its shareholders?

A:

Upon completion of the Transaction, Penguin Solutions Delaware will remain subject to the same reporting requirements of the SEC, the mandates of the Sarbanes-Oxley Act and the applicable corporate governance rules of Nasdaq as Penguin Solutions Cayman before the Transaction, and Penguin Solutions Delaware will report our consolidated financial results in U.S. dollars and in accordance with U.S. GAAP. Penguin Solutions Delaware will file reports on Form 10-K, 10-Q and 8-K with the SEC and comply with the proxy rules applicable to domestic issuers, as Penguin Solutions Cayman currently does.

Assuming completion of the Transaction, Penguin Solutions Cayman will no longer be subject to the reporting requirements of the SEC and as such, Penguin Solutions Cayman will no longer file reports on Form 10-K, 10-Q and 8-K and will no longer be subject to the proxy rules.

24. Q:	What is Penguin Solutions Delaware?

A:

Penguin Solutions, Inc., which we refer to as “Penguin Solutions Delaware,” is a newly formed Delaware corporation. If the Scheme of Arrangement is consummated, Penguin Solutions Delaware will become the ultimate parent company of the Penguin Solutions group of companies. Prior to the Transaction, Penguin Solutions Delaware will not engage in any business or other activities other than in connection with the Transaction and its organizational activities.

25. Q:	What are the material U.S. federal income tax consequences of the Transaction to holders of Penguin Solutions Cayman ordinary shares?

A:

It is intended that holders of Penguin Solutions Cayman ordinary shares will not recognize gain or loss for U.S. federal income tax purposes in the Transaction but the consummation of the Transaction is not conditioned upon the receipt of any opinion or tax ruling from the U.S. Internal Revenue Service to that effect. Please see “Material Tax Considerations Relating to the Transaction to Holders of Penguin Solutions Cayman Ordinary Shares” for a description of the material U.S. federal income tax consequences of the Transaction to Penguin Solutions Cayman ordinary shareholders. Determining the actual tax consequences of the Transaction to you may be complex and will depend on your specific situation. You should consult your tax advisor for a full understanding of the tax consequences of the Transaction to you.

26. Q:	How will stock of Penguin Solutions Delaware differ from Penguin Solutions Cayman shares?

A:

Penguin Solutions Delaware common stock and Penguin Solutions Delaware convertible preferred stock will be similar to Penguin Solutions Cayman ordinary shares and Penguin Solutions Cayman convertible preferred shares, respectively. However, there are differences between what your rights as a stockholder will be under Delaware law and what they currently are as a shareholder under Cayman Islands law. In addition, there are differences between the organizational documents of Penguin Solutions Cayman and Penguin Solutions Delaware. We discuss these differences in detail under “Description of Penguin Solutions Delaware Capital Stock” and “Comparison of Rights of Cayman Islands Shareholders and Delaware Stockholders.” Penguin Solutions Delaware’s amended and restated certificate of incorporation and amended and restated bylaws in the form substantially as they will be in effect upon consummation of the Transaction are attached as Annex D and Annex F, respectively, to this proxy statement. The certificate of designation that will govern the Penguin Solutions Delaware convertible preferred stock, in the form substantially as will be in effect upon consummation of the transaction, is attached as Annex E to this proxy statement.

27. Q:	Am I entitled to appraisal or dissenters’ rights in the Transaction?

A:

No. Holders of Penguin Solutions Cayman shares who voted at the Scheme Meeting or gave instructions to their broker or nominee to vote at the Scheme Meeting (as applicable) may attend and raise objections at the Sanction Hearing, where the Cayman Court will consider, amongst other things, whether to sanction the Scheme of Arrangement. Holders of Penguin Solutions Cayman shares may file an objection with the Cayman Court against the sanctioning of the Scheme of Arrangement, but no appraisal or dissenting rights are available to such holders relating to the value of their Penguin Solutions Cayman shares or payment for them in connection with the Transaction.

28. Q:	Who will be the directors of Penguin Solutions Delaware following consummation of the Transaction?

A:

All of the members of the Penguin Solutions Cayman Board prior to the Completion Date will become members of the board of directors of Penguin Solutions Delaware as of immediately following the Completion Date (the “Penguin Solutions Delaware Board”).

29. Q:	If the Scheme of Arrangement is approved and consummated, do I have to take any action to participate in the Scheme of Arrangement?

A:

No. Upon the Completion Date, each of the Scheme Shareholders’ Penguin Solutions Cayman ordinary shares and Penguin Solutions Cayman convertible preferred shares will be exchanged for shares of common stock of Penguin Solutions Delaware and shares of convertible preferred stock of Penguin Solutions Delaware, respectively, without any action required on your part. The Penguin Solutions Delaware stock will be issued in uncertificated book-entry form. Penguin Solutions Cayman book-entry shares held by Penguin Solutions Cayman shareholders as of the Scheme Record Time will be transferred to Penguin Solutions Delaware in the Scheme of Arrangement, and following the Transaction, the holders thereof will cease to have any rights with respect to such Penguin Solutions Cayman shares except the right to receive a corresponding number of uncertificated book-entry shares of the applicable class of Penguin Solutions Delaware. Penguin Solutions Cayman book-entry shares, including Penguin Solutions Cayman ordinary shares held in “street name” through a bank, broker, custodian or other nominee, will be automatically exchanged for uncertificated book-entry shares of the applicable class of Penguin Solutions Delaware without any action required on the part of the beneficial holder of such shares. Please see “The Scheme of Arrangement Proposal—Action Required to Transfer Penguin Solutions Cayman Shares and Receive Penguin Solutions Delaware Stock.”

30. Q:	May I revoke my proxy?

A:	Yes. You can revoke your proxy at any time before the final vote at the Scheme Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the internet.

•	You may send a timely written notice to our Secretary that you are revoking your proxy.

•	You may attend and vote during the Scheme Meeting. Simply attending the Scheme Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that will be counted, so long as it is provided within the applicable deadline. If your shares are held by your broker, bank, or other nominee, you should follow the instructions provided by your broker, bank, or other nominee to change your vote or revoke your voting instruction form.

31. Q:	How do I attend the Scheme Meeting?

A:

The Scheme Meeting will be held on June 16, 2025 and will commence at 10:00 a.m. (Pacific Time). The Scheme Meeting will be held at the offices of Latham & Watkins LLP, located at 140 Scott Drive, Menlo Park, California, 94025 and will additionally be broadcast via live webcast.

We have designed the live webcast to provide the same rights and opportunities to participate as shareholders would have at an in-person meeting, including the right to vote and ask questions during the meeting through the virtual meeting platform. To attend the Scheme Meeting, shareholders as of the Voting Record Time should go to www.virtualshareholdermeeting.com/PENG2025SM. To participate in the Scheme Meeting, you will need the 16-digit control number included on your proxy card or on your voting instruction form. Online access to the live webcast will begin at approximately 9:45 a.m. (Pacific Time) to allow time for participant log-in. We encourage shareholders as of the Voting Record Time to access the Scheme Meeting in advance of the designated start time. If you encounter any difficulties accessing the meeting, please call the technical support number that will be posted on the virtual meeting log-in page.

If you hold your shares in “street name”, you may not attend the Scheme Meeting or vote your Penguin Solutions Cayman ordinary shares at the Scheme Meeting unless you obtain an “instrument of proxy” or “legal proxy” from your broker or nominee that holds your Penguin Solutions Cayman ordinary shares. If you plan to attend in person and vote your “street name” shares at the Scheme Meeting, you should request such an “instrument of proxy” or “legal proxy” from your broker, bank, or other holder of record and bring it with you to the Scheme Meeting along with proof of identification. If you plan to attend the Scheme Meeting online via live webcast and vote your “street name” shares at the Scheme Meeting, you must use the control number found on your voting instruction form sent in respect of the Scheme Meeting in order to obtain a “legal proxy” and access the Scheme Meeting.

32. Q:	Who is making and paying for this proxy solicitation?

A:

This proxy is being solicited on behalf of the Penguin Solutions Cayman Board. We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, members of our board of directors and our employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We have engaged MacKenzie Partners, Inc. (“MacKenzie”) as the proxy solicitor for the Scheme Meeting for an approximate fee of $17,500 plus fees for additional services, if needed, and reimbursement of out-of-pocket expenses. MacKenzie will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

33. Q:	Whom should I call if I have questions about the Scheme Meeting or the Scheme of Arrangement Proposal in this proxy statement?

A:	If you have read this document and still have questions, please contact our proxy solicitor:

MacKenzie Partners, Inc.

7 Penn Plaza, Suite 503

New York, NY 10001

Phone: +1 (212) 929-5500

Toll-Free: +1 (800) 322-2885

E-mail: proxy@mackenziepartners.com

Please note that MacKenzie (as our proxy solicitor) will only be able to provide practical information and will not provide advice on the merits of the meeting proposal or give any financial, legal or tax advice. For financial, legal or tax advice, you will need to consult your own independent advisers.

SUMMARY

This summary highlights selected information from this proxy statement. It does not contain all of the information that is important to you. To understand the Transaction, meeting proposal and voting procedures more fully, and for a more complete legal description of the Transaction, you should read carefully the entire proxy statement, including the annexes. The Scheme of Arrangement, substantially in the form attached as Annex B to this proxy statement, is the legal document that governs the Transaction. The amended and restated certificate of incorporation of Penguin Solutions Delaware, substantially in the form attached to this proxy statement as Annex D, and the amended and restated bylaws of Penguin Solutions Delaware, substantially in the form attached to this proxy statement as Annex F, will govern Penguin Solutions Delaware after the completion of the Scheme of Arrangement. The certificate of designation in substantially the form attached hereto as Annex E will also govern the Penguin Solutions Delaware convertible preferred stock after the completion of the Scheme of Arrangement.

The Scheme of Arrangement Proposal

Parties to the Transaction

Penguin Solutions Cayman. Penguin Solutions Cayman is the parent company of the Penguin Solutions group of companies, which designs, builds, deploys and manages high-performance, high-availability enterprise solutions. The registered office of Penguin Solutions Cayman is located at Walkers Corporate Limited, 190 Elgin Avenue, George Town, Cayman Islands, KY1-9008.

Penguin Solutions Delaware. Penguin Solutions Delaware is a newly formed Delaware corporation and is currently a direct, wholly-owned subsidiary of Penguin Solutions Cayman. Penguin Solutions Delaware has only nominal assets and capitalization and has not engaged in any business or other activities other than in connection with its formation and the Transaction. Immediately following the Transaction, Penguin Solutions Delaware will become the ultimate parent company of the Penguin Solutions group of companies.

The principal offices of Penguin Solutions Cayman and Penguin Solutions Delaware are located at 1390 McCarthy Boulevard, Milpitas, CA 95035 and the telephone number at that address is (510) 623-1231.

The Scheme of Arrangement

Court Sanction of the Scheme of Arrangement

Pursuant to Section 86 Cayman Companies Act, we cannot complete the Scheme of Arrangement without the sanction of the Cayman Court. If the Penguin Solutions Cayman shareholders as at the Voting Record Time approve the Scheme of Arrangement Proposal and the other conditions to the Scheme of Arrangement have been satisfied or waived, we will seek the Cayman Court’s sanction of the Scheme of Arrangement Proposal at the Sanction Hearing, further details of which will be advertised by Penguin Solutions Cayman in The Wall Street Journal and a Cayman Islands newspaper in accordance with the Cayman Court Order.

Assuming that the Scheme Meeting is conducted and that the Penguin Solutions Cayman shareholders as of the Voting Record Time vote to approve the Scheme of Arrangement Proposal, we are not aware of any reason why the Cayman Court would not sanction the Scheme of Arrangement. Nevertheless, the Cayman Court’s sanction is a matter for its discretion and there can be no assurance if or when such sanction will be obtained.

If the Scheme of Arrangement is sanctioned by the Cayman Court, we intend to deliver the Sanction Order to the Cayman Islands Registrar of Companies. Delivery of the Sanction Order to the Cayman Islands Registrar of Companies will cause the Scheme of Arrangement to become effective in accordance with its terms.

Background and Reasons for the Transaction

We have been incorporated in the Cayman Islands since 2011. While our incorporation in the Cayman Islands has served us and our shareholders well, there are compelling reasons that support redomiciling our corporate group by causing the parent company of the Penguin Solutions group of companies to be an entity organized in the United States at this time.

We are a multi-national organization with operations in many countries. However, our business and our operations have become more focused in the United States, both through organic growth and as a result of multiple acquisitions of U.S.-based companies, and we expect to continue to invest in our operations in the United States, particularly in the areas of high-performance computing (HPC) and AI infrastructure. Through our existing subsidiaries and our listing on Nasdaq, we already have a substantial presence in the United States. It is important to note that our corporate headquarters, our executive management team, a majority of our operating assets, including significant intellectual property, and a substantial portion of our employee base are also in the United States. As a result, we believe that having our parent company based in the United States would streamline our corporate structure, resulting in administrative efficiencies and reduced regulatory compliance costs, and align the legal framework governing the Penguin Solutions group of companies with our operational footprint, which we believe will enhance clarity for our customers and business partners. In addition, the incremental tax cost of being a U.S.-based multi-national corporation has decreased materially as a result of U.S. corporate tax reform, which will also allow us to tax-efficiently deploy our capital in the United States.

Following a thorough review, we have determined that having our ultimate parent company incorporated in the United States will increase our opportunities for growth and is best for us, our shareholders and our employees. After considering various factors, our board of directors determined that it was advisable to proceed with the Transaction. Our board of directors’ determination that Delaware is the preferred jurisdiction of incorporation of the parent of the Penguin Solutions group of companies was based on many factors, including the following:

•	Delaware offers predictable and well-established corporate laws;

•	Delaware has a well-developed legal system which we believe encourages high standards of corporate governance and provides stockholders with substantial rights;

•	corporations domiciled in Delaware are perceived more favorably among regulatory authorities, investors and creditors than corporations domiciled in many other jurisdictions; and

•

Delaware corporate law provides significant flexibility around corporate transactions, including the issuance of equity and the payment of dividends, while at the same time protecting the rights of stockholders.

We cannot assure you that the anticipated benefits of the Transaction will be realized. In addition, despite the potential benefits described above, the Transaction will expose you and us to potential risks, including relating to future income tax policy in the United States. Please see the discussion under “Risk Factors.”

Our board of directors has considered both the potential advantages of the Transaction and these potential risks and has unanimously approved the Scheme of Arrangement and recommended that shareholders vote for the approval of the Scheme of Arrangement.

Credit Agreement and Convertible Notes

In connection with the Transaction, we expect that Penguin Solutions Cayman and its subsidiaries may enter into an amendment to the Credit Agreement (as defined herein) to provide for certain technical changes to facilitate the consummation of the Transaction under the terms of the Credit Agreement. We also expect to enter into amendments to the indentures governing our Convertible Notes in connection with the Transaction to, among other things, permit the consummation of the Transaction under the terms of the Convertible Notes and provide for the issuance of Penguin Solutions Delaware common stock rather than Penguin Solutions Cayman ordinary shares upon conversion of the Convertible Notes.

Our Credit Agreement, the debt issued thereunder and our Convertible Notes will remain outstanding, and Penguin Solutions Cayman and Smart Modular Technologies, Inc. (“SMT”) will continue to be the co-borrowers under the Credit Agreement and Penguin Solutions Cayman will continue to be the issuer of our Convertible Notes.

No Appraisal Rights

Under Cayman Islands law, none of the holders of the Penguin Solutions Cayman shares have any right to an appraisal of the value of their shares or payment for them in connection with the Transaction.

Accounting Treatment of the Transaction

Under U.S. GAAP, the Transaction represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at cost. Accordingly, the assets and liabilities of Penguin Solutions Delaware will be reflected at their historical carrying amounts of Penguin Solutions Cayman at the Completion Date.

Stock Exchange Listing

We intend to make application so that, immediately following the Completion Date, the Penguin Solutions Delaware common stock (for which there is currently no established public trading market) will be listed on Nasdaq under the symbol “PENG,” the same symbol under which the Penguin Solutions Cayman ordinary shares are currently listed. We do not currently intend to list the Penguin Solutions Delaware common stock on any other stock exchange. We do not currently intend to list the Penguin Solutions Delaware convertible preferred stock on any stock exchange.

Required Vote

To be approved, the Scheme of Arrangement Proposal must receive the affirmative vote of 75% or more of the nominal value of the Penguin Solutions Cayman ordinary shares and Penguin Solutions Cayman convertible preferred shares voted at the Scheme Meeting by the shareholders as of the Voting Record Time who are entitled to vote and who are present (either in person (including via live webcast) or represented by proxy) and who vote at the Scheme Meeting.

Holders of Penguin Solutions Cayman ordinary shares and Penguin Solutions Cayman convertible preferred shares will vote together on the Scheme of Arrangement Proposal.

As of the Voting Record Time, there were 52,800,546 ordinary shares and 200,000 convertible preferred shares of Penguin Solutions Cayman outstanding, and we had 39 shareholders of record.

Board Recommendation

The Penguin Solutions Cayman Board has unanimously approved and recommends that you vote “FOR” the Scheme of Arrangement Proposal at the Scheme Meeting.

Material Tax Considerations Relating to the Transaction to Holders of Penguin Solutions Cayman Ordinary Shares

U.S. Federal Income Tax Considerations

It is intended that holders of Penguin Solutions Cayman ordinary shares will not recognize gain or loss for U.S. federal income tax purposes in the Transaction but the consummation of the Transaction is not conditioned upon the receipt of any opinion or tax ruling from the U.S. Internal Revenue Service to that effect. Please see “Material Tax Considerations Relating to the Transaction to Holders of Penguin Solutions Cayman Ordinary Shares” for a description of the material U.S. federal income tax consequences of the Transaction to Penguin Solutions Cayman ordinary shareholders. Determining the actual tax consequences of the Transaction to you may be complex and will depend on your specific situation. You should consult your tax advisor for a full understanding of the tax consequences of the Transaction to you.

Cayman Tax Considerations

Any gains derived from the disposal of the Penguin Solutions Cayman ordinary shares pursuant to the Scheme of Arrangement will not be subject to Cayman Islands income or corporate tax. The Cayman Islands currently has no income, corporate or capital gains tax and no estate duty, inheritance tax or gift tax.

No stamp duty is payable in respect of the transfer of Penguin Solutions Cayman ordinary shares pursuant to the Scheme of Arrangement. An instrument of transfer in respect of a Penguin Solutions Cayman ordinary share is stampable if executed in or brought into the Cayman Islands.

Comparison of Rights of Cayman Islands Shareholders and Delaware Stockholders

Many of the principal attributes of Penguin Solutions Cayman’s ordinary shares and convertible preferred shares and Penguin Solutions Delaware’s shares of common stock and shares of convertible preferred stock will be similar. However, there are differences between what your rights will be under Delaware law and what they currently are under Cayman Islands law. In addition, there are differences between Penguin Solutions Cayman’s articles of association and Penguin Solutions Delaware’s amended and restated certificate of incorporation and amended and restated bylaws as they will be in effect upon the completion of the Scheme of Arrangement.

We discuss these differences under “Description of Penguin Solutions Delaware Capital Stock” and “Comparison of Rights of Cayman Islands Shareholders and Delaware Stockholders.” Penguin Solutions Delaware’s amended and restated certificate of incorporation and amended and restated bylaws, in the form substantially as they will be in effect upon completion of the Scheme of Arrangement, are attached as Annex D and Annex F, respectively, to this proxy statement. The certificate of designation in substantially the form attached hereto as Annex E will also govern shares of Penguin Solutions Delaware convertible preferred stock after the completion of the Scheme of Arrangement.

Unaudited Summary Pro Forma Financial Information

Pro forma consolidated financial statements for Penguin Solutions Delaware are not presented in this proxy statement because no significant pro forma adjustments are required to be made to show the impact of the Transaction to the historical income statement of Penguin Solutions Cayman for the year ended August 30, 2024 or the historical balance sheet as of August 30, 2024.

The Scheme Meeting

Time, Place, Date and Purpose of the Scheme Meeting

The Scheme Meeting is scheduled to be held at the offices of Latham & Watkins LLP, located at 140 Scott Drive, Menlo Park, California, 94025, at 10:00 a.m. (Pacific Time) on June 16, 2025 pursuant to an Order of the Cayman Court granted on April 29, 2025. Notice of the Scheme Meeting is set out at Annex A to this proxy statement.

At the Scheme Meeting, the Penguin Solutions Cayman Board intends to ask the holders of Penguin Solutions Cayman ordinary shares and Penguin Solutions Cayman convertible preferred shares as of the Voting Record Time to vote on the Scheme of Arrangement Proposal. If the Scheme of Arrangement is approved and becomes effective, the terms of the Scheme of Arrangement will be implemented on the Completion Date, pursuant to which holders of Penguin Solutions Cayman ordinary shares and Penguin Solutions Cayman convertible preferred shares (as applicable) at the Scheme Record Time will transfer their shares to Penguin Solutions Delaware and will receive one new share of common stock of Penguin Solutions Delaware for each Penguin Solutions Cayman ordinary share that has been transferred, and one new share of convertible preferred stock of Penguin Solutions Delaware for each Penguin Solutions Cayman convertible preferred share that has been transferred.

Voting Record Time; Voting Rights

Penguin Solutions Cayman has set 1:15 p.m. (Pacific Time) on April 25, 2025 as Voting Record Time for the Scheme Meeting. This means that only those persons who were holders of Penguin Solutions Cayman ordinary shares and Penguin Solutions Cayman convertible preferred shares at 1:15 p.m. (Pacific Time) on April 25, 2025 will be entitled to attend and vote at the Scheme Meeting and any adjournments thereof.

Quorum

A quorum is required for the transaction of business at the Scheme Meeting. The quorum necessary at the Scheme Meeting to approve a matter pertaining to the modification of rights of shareholders will be one or more shareholders as at the Voting Record Time, present (including via live webcast) and voting in person (or represented by proxy) at the Scheme Meeting.

Votes of Shareholders Required for Approval

To be approved, the Scheme of Arrangement Proposal must receive the affirmative vote of 75% or more of the nominal value of the Penguin Solutions Cayman ordinary shares and Penguin Solutions Cayman convertible preferred shares voted at the Scheme Meeting by the shareholders as of the Voting Record Time who are entitled to vote and who are present (either in person (including via live webcast) or represented by proxy) and who vote at the Scheme Meeting. Holders of Penguin Solutions Cayman ordinary shares and Penguin Solutions Cayman convertible preferred shares will vote together on the Scheme of Arrangement Proposal. Broker “non-votes,” if any, will be disregarded and will have no effect on the outcome of the vote.

Effect of Shares Not Voted

If you hold your Penguin Solutions Cayman shares through a broker or nominee and you do not instruct your broker or nominee on how to vote your Penguin Solutions Cayman shares prior to the Scheme Meeting, your broker or nominee, or depository through which your broker or nominee holds our Penguin Solutions Cayman shares, will not be able to vote at the Scheme Meeting or affect the outcome of the vote, which is based on shares voting.

Proxies

A proxy card for the Scheme Meeting is being sent to each Penguin Solutions Cayman shareholder as of the Voting Record Time.

If you are a holder of Penguin Solutions Cayman shares as of the Voting Record Time, your Penguin Solutions Cayman shares will be voted in accordance with your instructions if you properly mark, date, sign and return the accompanying proxy card by mail to Broadridge at Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 as promptly as possible and, in any event, by no later than 8:59 p.m. (Pacific Time) on June 15, 2025. If you have timely submitted a properly marked, dated and signed proxy card, your Penguin Solutions Cayman shares will be voted as indicated.

How You Can Vote

Registered Shareholders

If you are a registered holder of Penguin Solutions Cayman ordinary shares and/or Penguin Solutions Cayman convertible preferred shares at the Voting Record Time, you are entitled to attend and vote your Penguin Solutions Cayman shares at the Scheme Meeting (and any adjournments thereof) either by voting in person (including via live webcast) or by proxy by submitting a completed proxy card. By submitting your proxy card, you are legally authorizing another person to exercise all of your rights to attend, speak and vote your Penguin Solutions Cayman shares at the Scheme Meeting in accordance with your instructions.

You can only appoint a proxy using the procedures set out in this proxy statement and in the proxy card. A proxy appointed to attend the Scheme Meeting in person (including via live webcast) on your behalf does not need to be a shareholder of Penguin Solutions Cayman but must attend the Scheme Meeting to represent you in accordance with your instructions. You may appoint more than one proxy provided that each proxy is appointed to exercise rights attached to different Penguin Solutions Cayman shares. You may not appoint more than one proxy to exercise rights attached to any one Penguin Solutions Cayman share. The enclosed proxy card designates Mark Adams and Nate Olmstead, or either of them, to vote your Penguin Solutions Cayman shares in accordance with the voting instructions you indicate in your proxy.

You may submit your proxy by mail. In order for your proxy card to be validly submitted and for your Penguin Solutions Cayman shares to be voted in accordance with your proxy card, Broadridge must receive your proxy card at 8:59 p.m. (Pacific Time) on June 15, 2025.

To vote via Internet before the Scheme Meeting, go to www.ProxyVote.com or scan the QR barcode on your proxy card. Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 8:59 p.m. Pacific Time on June 15, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

To vote via telephone before the Scheme Meeting, dial toll-free 1-800-690-6903 using any touch-tone telephone to transmit your voting instructions. Vote by 8:59 p.m. Pacific Time on June 15, 2025. Have your proxy card in hand when you call and then follow the instructions.

To vote via Internet during the Scheme Meeting, go to www.virtualshareholdermeeting.com/PENG2025SM. You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow on your proxy card available and follow the instructions.

Shareholders Owning Shares Through Brokers or Nominees

For shareholders who hold their shares in “street name” beneficially through a broker or nominee, we have enclosed a voting instruction form. By submitting your voting instruction form, you are instructing your broker or nominee to vote your Penguin Solutions Cayman shares in accordance with your instructions.

You may submit your voting instruction form by mail or by following the internet or touch-tone voting instructions on the voting instruction form. In order for your voting instructions form to be validly submitted and for your Penguin Solutions Cayman ordinary shares to be voted at the Scheme Meeting in accordance with your voting instruction form, your broker or nominee must receive your voting instruction form by mail as promptly as possible and not later than 8:59 p.m. (Pacific Time) on June 15, 2025. Please note that holders of Penguin Solutions Cayman ordinary shares through brokers or nominees are required to submit their voting instruction form to their applicable broker or nominee prior to the deadline and such holders should follow any separate instructions that are provided by their applicable broker or nominee. You should contact your broker or nominee directly for more information on these procedures.

If you hold your shares in “street name”, you may not attend the Scheme Meeting or vote your Penguin Solutions Cayman ordinary shares at the Scheme Meeting unless you obtain an “instrument of proxy” or “legal proxy” from your broker or nominee that holds your Penguin Solutions Cayman ordinary shares. If you plan to attend in person and vote your “street name” shares at the Scheme Meeting, you should request such an “instrument of proxy” or “legal proxy” from your broker, bank, or other holder of record and bring it with you to the Scheme Meeting along with proof of identification. If you plan to attend the Scheme Meeting online via live webcast and vote your “street name” shares at the Scheme Meeting, you must use the control number found on your voting instruction form sent in respect of the Scheme Meeting in order to obtain a “legal proxy” and access the Scheme Meeting.

If you hold Penguin Solutions Cayman ordinary shares through a broker or nominee, we recommend that you contact your broker or nominee directly for more information on the procedures by which your Penguin Solutions Cayman ordinary shares can be voted. Your broker or nominee will not be able to vote your Penguin Solutions Cayman ordinary shares unless it receives appropriate instructions from you.

Revoking Your Proxy

You may revoke your proxy card before it is exercised at the Scheme Meeting by one of the following means. If you are a registered shareholder, you may revoke your proxy card by:

•

sending a written notice to Broadridge at Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 specifying that you are revoking your proxy with respect to the Scheme Meeting. Your written notice must be received not later than 8:59 p.m. (Pacific Time) on the day before the Scheme Meeting to permit the necessary examination and tabulation of the revocation before the votes are taken;

•

if you submitted your proxy card, submitting new and properly marked, signed and dated proxy card not later than 8:59 p.m. (Pacific Time) on the day before the Scheme Meeting with a later date than the proxy card you last submitted; or

•	voting in person (including via live webcast) at the Scheme Meeting.

If you hold your Penguin Solutions Cayman ordinary shares in “street name” beneficially through a broker or nominee, you must follow the procedures required by your broker or nominee to revoke your voting instruction form or change your vote. You should contact your broker or nominee if you have any questions with respect to these procedures.

RISK FACTORS

Before you decide how to vote your Penguin Solutions Cayman shares, you should consider carefully the following risk factors related to the meeting proposal set forth in this proxy statement, in addition to the other information contained in this proxy statement and the documents incorporated by reference, including, without limitation, our Annual Report on Form 10-K for the fiscal year ended August 30, 2024 (including the risk factors contained therein) and our subsequent filings with the SEC. The risks discussed below also include forward-looking statements and our actual results may differ substantially from those discussed in these forward-looking statements. See “Cautionary Note Regarding Forward-Looking Statements.”

Your rights as a shareholder will change as a result of the Transaction.

Due to certain differences between Delaware law and Cayman Islands law and differences between the governing documents of Penguin Solutions Delaware and Penguin Solutions Cayman, the governing documents for Penguin Solutions Delaware will not be identical to the governing documents for Penguin Solutions Cayman. However, the governing documents of Penguin Solutions Delaware will provide the stockholders and the Penguin Solutions Delaware Board with substantially similar rights and powers as currently provided under Penguin Solutions Cayman’s governing documents. Nevertheless, Penguin Solutions Delaware’s governing documents, both in form and substance, and your rights as a Penguin Solutions Delaware stockholder, will change, and the enforcement of such rights may involve different considerations than would be the case if Penguin Solutions Delaware had been incorporated in the Cayman Islands.

For a description of these differences, please see the comparison chart of your rights as a stockholder of Penguin Solutions Delaware against your rights as a shareholder of Penguin Solutions Cayman, located in “Comparison of Rights of Cayman Islands Shareholders and Delaware Stockholders.”

The anticipated benefits of the Transaction may not be realized.

We may not realize the benefits we anticipate from the Transaction, particularly as the achievement of the benefits are in many important respects subject to factors that we do not and cannot control, including the reaction of third parties with whom we enter into contracts and do business and the reaction of investors. Our failure to realize those benefits could have a material and adverse effect on our business, results of operations or financial condition.

Please see “The Scheme of Arrangement Proposal—Background and Reasons for the Transaction.”

If the Cayman Court does not sanction the Scheme of Arrangement, Penguin Solutions Cayman will not have the ability to effect the Transaction.

We cannot proceed with the Transaction unless the Cayman Court sanctions the Scheme of Arrangement at the Sanction Hearing.

The Transaction will only be consummated if the Scheme of Arrangement becomes effective. The Scheme of Arrangement (and therefore the Transaction) will not be completed unless each of the following conditions are satisfied:

•

the Scheme of Arrangement is approved by the affirmative vote of 75% or more of the nominal value of the Penguin Solutions Cayman ordinary shares and Penguin Solutions Cayman convertible preferred shares voted at the Scheme Meeting by the shareholders as of the Voting Record Time who are entitled to vote and who are present and vote (in person (including via live webcast) or by proxy) at the Scheme Meeting;

•	the Cayman Court grants the Sanction Order (sanctioning the Scheme of Arrangement);

•	the Sanction Order is duly delivered to the Cayman Islands Registrar of Companies;

•	no statute, rule or regulation is enacted or promulgated by any governmental entity of competent jurisdiction that prohibits or makes illegal the consummation of the Scheme of Arrangement;

•	no order or injunction of a court of competent jurisdiction is in effect that prevents consummation of the Scheme of Arrangement and therefore the Transaction;

•	Nasdaq permits Penguin Solutions Delaware to list the Penguin Solutions Delaware common stock for trading; and

•	receipt of any regulatory approval or consent that may be required in connection with the Scheme of Arrangement.

Provided that the Penguin Solutions Cayman shareholders (as at the Voting Record Time) approve the Scheme of Arrangement Proposal, we are not aware of any reason why the Cayman Court would not sanction the Scheme of Arrangement. In determining whether to grant the Sanction Order, the Cayman Court will decide whether the Scheme of Arrangement is fair and reasonable, whether various statutory and other legal requirements have been complied with and satisfied with respect to it, and certain other matters. Nevertheless, the Cayman Court’s sanction is a matter for its discretion and there can be no assurance if or when such sanction will be obtained.

If the Cayman Court does not sanction the Scheme of Arrangement, Penguin Solutions Cayman will be unable to effect the Transaction as contemplated under the Scheme of Arrangement (even if requisite voting thresholds of shareholders as of the Voting Record Time approve the Scheme of Arrangement Proposal at the Scheme Meeting). In addition, the Cayman Court may impose such conditions, modifications or amendments as it deems appropriate in relation to the Scheme of Arrangement, but may not impose any material changes without the consent of Penguin Solutions Cayman. The Scheme of Arrangement contains a provision for Penguin Solutions Cayman to agree on behalf of all persons concerned, to any modification of, or addition to, the Scheme of Arrangement, or to any condition that the Cayman Court may approve or impose. The Cayman Court would be unlikely to approve or impose any modification of, or addition or condition to, the Scheme of Arrangement which might be material to the interests of Penguin Solutions Cayman shareholders, unless Penguin Solutions Cayman shareholders were informed of such modification, addition or condition. The Cayman Court may decide, in its discretion, whether or not the consent of Penguin Solutions Cayman shareholders should be sought at a further meeting of Penguin Solutions Cayman shareholders. Similarly, if a modification, addition or condition is put forward which, in the opinion of the Penguin Solutions Cayman Board, is of such a nature or importance as to require the approval of Penguin Solutions Cayman shareholders at a further meeting of Penguin Solutions Cayman shareholders, the Penguin Solutions Cayman Board will not take the necessary steps to enable the Scheme of Arrangement to become effective unless and until such shareholder approval is obtained from the Penguin Solutions Cayman shareholders.

In addition, it is likely that Penguin Solutions Cayman may determine to terminate the Scheme of Arrangement and not proceed with the Transaction if any condition, modification or amendment is imposed on us that is adverse to Penguin Solutions Cayman and its shareholders.

Please see “The Scheme of Arrangement Proposal—The Scheme of Arrangement—Court Sanction of the Scheme of Arrangement.”

The market for the Penguin Solutions Delaware common stock may differ from the market for the Penguin Solutions Cayman ordinary shares and the market price of Penguin Solutions Delaware common stock may as a result be subject to volatility.

We expect to list the Penguin Solutions Delaware common stock on Nasdaq under the symbol “PENG,” the same trading symbol as the Penguin Solutions Cayman ordinary shares. The market price, trading volume or volatility, or potential investor pool of the Penguin Solutions Delaware common stock may be different from those of the Penguin Solutions Cayman ordinary shares.

As a result, the market price of Penguin Solutions Delaware common stock could be subject to wide fluctuations, which may be unrelated to the Penguin Solutions group of companies’ operating performance and prospects but nevertheless affect the price of Penguin Solutions Delaware common stock. This volatility may affect the ability of holders of Penguin Solutions Delaware common stock to sell their shares at an advantageous price.

The Transaction may adversely impact our effective tax rate.

Although we do not expect the Transaction to increase our effective tax rate, there is a risk that our effective tax rate may increase after the Transaction. Following the Transaction, our effective tax rate may change significantly, which could materially impact our financial results, including our earnings and cash flow, for periods after the Transaction, and may fluctuate significantly from period to period. Our effective tax rate is based upon the application of currently applicable income tax laws, regulations and treaties, as well as current judicial and administrative interpretations of these income tax laws, regulations and treaties in various jurisdictions, including other than the United States.

In light of these factors, there can be no assurance that our effective tax rate will not increase in future periods, including as a result of and following the Transaction. Moreover, U.S. tax laws significantly limit our ability to redomicile outside of the United States once the Transaction has occurred. Accordingly, if our effective tax rate were to increase as a result of the Transaction, our business and financial performance could be adversely affected.

The Transaction will result in additional direct and indirect costs, even if it is not consummated.

We will incur additional costs and expenses in connection with and as a result of the Transaction. We expect to incur attorneys’ fees, accountants’ fees, tax advisory fees, filing and other regulatory fees, mailing expenses, proxy solicitation fees and financial printing expenses in connection with the Transaction, even if the Transaction is not approved or consummated. These combined factors could adversely affect the business, operating profit and overall financial condition of Penguin Solutions Delaware. The Transaction may also negatively affect us by diverting attention of our management and employees from our operating business during the period of implementation and by increasing certain other administrative costs and expenses.

The Completion Date of the Transaction is subject to change.

We currently expect the Completion Date to occur after the closing of trading of the Penguin Solutions Cayman ordinary shares on Nasdaq on June 30, 2025. The exact date and timing of the Completion Date will depend on factors such as any postponement or adjournment of the hearing before the Cayman Court regarding sanction of the Scheme of Arrangement.

We may choose to defer or abandon the Transaction.

While we currently expect the Completion Date to take place soon after the Sanction Hearing on June 25, 2025, the Effective Time and the Completion Date cannot occur until on or after such time as the Sanction Order granted by the Cayman Court is delivered to the Cayman Islands Registrar of Companies.

If it is necessary to adjourn the Scheme Meeting required to approve the meeting proposal in connection with the Transaction described in this proxy statement, for any reason including any circumstances outside of our control, there may be a delay in obtaining the Sanction Order from the Cayman Court and thereby the consummation of the Transaction may be deferred until such time.

In addition, the Penguin Solutions Cayman Board may seek to adjourn the application to the Cayman Court to sanction the Scheme of Arrangement or may abandon the Transaction before the Sanction Hearing for economic, strategic or other reasons, including if adverse conditions are imposed on the Scheme of Arrangement (and therefore the Transaction) by the Cayman Court. It is likely that Penguin Solutions Cayman may determine to terminate the Scheme of Arrangement and not proceed with the Transaction if any condition, modification or amendment is imposed on us that is materially adverse to Penguin Solutions.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement, including the documents incorporated by reference herein, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including but not limited to, statements regarding the Transaction, including the timing for approval of the Penguin Solutions Cayman shareholders and the Cayman Court for, the Transaction; the expected timeframe for the Transaction; the expected benefits of the Transaction; and statements using words such as “will,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “plan,” “potential,” “should” and similar words and the negatives thereof constitute forward-looking statements. These forward-looking statements are based on our current expectations or forecasts of future events, circumstances, results or aspirations and are subject to a number of significant risks, uncertainties and other factors, many of which are outside of our control, including but not limited to, our ability to obtain approval of the Penguin Solutions Cayman shareholders and the Cayman Court for, and to satisfy the other conditions to, the Transaction within the expected timeframe or at all; our ability to realize the expected benefits from the Transaction; the occurrence of difficulties or material timing delays in connection with the Transaction, including any unanticipated costs in connection with the Transaction; any delays, challenges and expenses associated with receiving governmental and regulatory approvals; and changes in tax laws, tax treaties or tax regulations or the interpretation or enforcement thereof by the tax authorities in the Cayman Islands, the United States and other jurisdictions following the Transaction. Other risks, uncertainties and factors are described in our Annual Report on Form 10-K for the fiscal year ended August 30, 2024, our subsequent Quarterly Reports on Form 10-Q, this proxy statement, including in the section titled “The Scheme of Arrangement Proposal,” and the risks discussed in our other SEC filings. Such risks, uncertainties and factors as outlined above and in such filings do not constitute all risks, uncertainties and factors that could cause actual results of Penguin Solutions group of companies to be materially different from such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on any forward-looking statements.

The forward-looking statements included in, or incorporated by reference into, this proxy statement are made only as of the date on which the statements are made. We do not intend, and have no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this proxy statement, except as required by law.

UNAUDITED SUMMARY PRO FORMA FINANCIAL INFORMATION

Pro forma consolidated financial statements for Penguin Solutions Delaware are not presented in this proxy statement because no significant pro forma adjustments are required to be made to show the impact of the Transaction to the historical income statement of Penguin Solutions Cayman for the year ended August 30, 2024 or the historical balance sheet as of August 30, 2024. Those financial statements are included in Penguin Solutions Cayman’s Annual Report on Form 10-K for the fiscal year ended August 30, 2024. Please see “Where You Can Find More Information” beginning on page 103 of this proxy statement.

THE SCHEME OF ARRANGEMENT PROPOSAL

Overview of the Transaction

As explained in more detail below, the Scheme of Arrangement on which we are asking you to vote will redomicile the parent company of the Penguin Solutions group of companies from the Cayman Islands to Delaware.

As a result of the Transaction, the shareholders of Penguin Solutions Cayman will become stockholders of Penguin Solutions Delaware, and such stockholders’ rights will be governed by Delaware law and Penguin Solutions Delaware’s amended and restated certificate of incorporation and amended and restated bylaws as they will be in effect upon completion of the Scheme of Arrangement, which will be substantially in the forms attached hereto as Annex D and Annex F, respectively. The certificate of designation in substantially the form attached hereto as Annex E will also govern the Penguin Solutions Delaware convertible preferred stock after the completion of the Scheme of Arrangement.

Background and Reasons for the Transaction

We have been incorporated in the Cayman Islands since 2011. While our incorporation in the Cayman Islands has served us and our shareholders well, there are compelling reasons that support redomiciling our corporate group by causing the parent company of the Penguin Solutions group of companies to be an entity organized in the United States at this time.

We are a multi-national organization with operations in many countries. However, our business and our operations have become more focused in the United States, both through organic growth and as a result of multiple acquisitions of U.S.-based companies, and we expect to continue to invest in our operations in the United States, particularly in the areas of high-performance computing (HPC) and AI infrastructure. Through our existing subsidiaries and our listing on Nasdaq, we already have a substantial presence in the United States. It is important to note that our corporate headquarters, our executive management team, a majority of our operating assets, including significant intellectual property, and a substantial portion of our employee base are also in the United States. As a result, we believe that having our parent company based in the United States would streamline our corporate structure, resulting in administrative efficiencies and reduced regulatory compliance costs, and align the legal framework governing the Penguin Solutions group of companies with our operational footprint, which we believe will enhance clarity for our customers and business partners. In addition, the incremental tax cost of being a U.S.-based multi-national corporation has decreased materially as a result of U.S. corporate tax reform, which will also allow us to tax-efficiently deploy our capital in the United States.

Following a thorough review, we have determined that having our ultimate parent company incorporated in the United States will increase our opportunities for growth and is best for us, our shareholders and our employees. After considering various factors, our board of directors determined that it was advisable to proceed with the Transaction. Our board of directors’ determination that Delaware is the preferred jurisdiction of incorporation of the parent of the Penguin Solutions group of companies was based on many factors, including the following:

•	Delaware offers predictable and well-established corporate laws;

•	Delaware has a well-developed legal system which we believe encourages high standards of corporate governance and provides stockholders with substantial rights;

•	corporations domiciled in Delaware are perceived more favorably among regulatory authorities, investors and creditors than corporations domiciled in many other jurisdictions; and

•

Delaware corporate law provides significant flexibility around corporate transactions, including the issuance of equity and the payment of dividends, while at the same time protecting the rights of stockholders.

We cannot assure you that the anticipated benefits of the Transaction will be realized. In addition, despite the potential benefits described above, the Transaction will expose you and us to potential risks, including relating to future income tax policy in the United States. Please see the discussion under “Risk Factors.”

Our board of directors has considered both the potential advantages of the Transaction and these potential risks and has unanimously approved the Scheme of Arrangement and recommended that shareholders vote for the approval of the Scheme of Arrangement.

Parties to the Transaction

Penguin Solutions Cayman

Penguin Solutions Cayman is the parent company of the Penguin Solutions group of companies, which designs, builds, deploys and manages high-performance, high-availability enterprise solutions. The registered office of Penguin Solutions Cayman is located at Walkers Corporate Limited, 190 Elgin Avenue, George Town, Cayman Islands, KY1-9008.

Penguin Solutions Delaware

Penguin Solutions Delaware is a newly formed Delaware corporation and is currently a direct, wholly-owned subsidiary of Penguin Solutions Cayman. Penguin Solutions Delaware has only nominal assets and capitalization and has not engaged in any business or other activities other than in connection with its formation and the Transaction. Immediately following the Transaction, Penguin Solutions Delaware will become the ultimate parent company of the Penguin Solutions group of companies.

The Scheme of Arrangement

It is intended that the new corporate structure will be implemented by means of a Scheme of Arrangement pursuant to Section 86 Cayman Companies Act that would result in a change in the ultimate parent company of the Penguin Solutions group of companies from the current parent company that is incorporated in the Cayman Islands, namely Penguin Solutions Cayman, to a parent company that is formed in Delaware, namely Penguin Solutions Delaware. If the Scheme of Arrangement is approved, becomes effective and is implemented, Penguin Solutions Delaware will become the new publicly traded parent company of the Penguin Solutions group of companies and you will own common stock and/or convertible preferred stock, as applicable, of a Delaware corporation instead of ordinary shares and/or convertible preferred shares, as applicable, of a Cayman Islands company.

Pursuant to the terms of the Scheme of Arrangement, the shareholders of Penguin Solutions Cayman as at the Scheme Record Time will exchange their ordinary shares and/or convertible preferred shares (as applicable) of Penguin Solutions Cayman for common stock or convertible preferred stock (as applicable) of Penguin Solutions Delaware on the following basis: each Penguin Solutions Cayman ordinary share will exchanged for one share of Penguin Solutions Delaware common stock, and each Penguin Solutions Cayman convertible preferred share will be exchanged for one share of Penguin Solutions Delaware convertible preferred stock.

As a result of the Transaction, the shareholders of Penguin Solutions Cayman will become stockholders of Penguin Solutions Delaware and such stockholders’ rights will be governed by Delaware law and by Penguin Solutions Delaware’s amended and restated certificate of incorporation and amended and restated bylaws, in substantially the forms attached hereto as Annex D and Annex F, respectively. The certificate of designation in substantially the form attached hereto as Annex E will also govern the Penguin Solutions Delaware convertible preferred stock after the completion of the Scheme of Arrangement. The Penguin Solutions Delaware common stock is expected to be listed on Nasdaq under the same ticker symbol under which the Penguin Solutions Cayman ordinary shares are currently traded (PENG).

Scheme Meeting

Several steps are required in order for us to effect the Scheme of Arrangement, including convening and holding the Scheme Meeting at which shareholders as of the Voting Record Time will consider and, if thought fit, approve the Scheme of Arrangement. The Scheme Meeting has been convened at 10:00 a.m. (Pacific Time) on June 16, 2025 pursuant to an Order of the Cayman Court granted on April 29, 2025 (the “Cayman Court Order”). Notice of the Scheme Meeting is set out at Annex A to this proxy statement. If the Scheme of Arrangement Proposal is approved by the Penguin Solutions Cayman shareholders and the other conditions to the Scheme of Arrangement have been satisfied or waived, we will seek the Cayman Court’s sanction of the Scheme of Arrangement.

The requisite majority to approve the Scheme of Arrangement Proposal at the Scheme Meeting is 75% or more of the nominal value of the Penguin Solutions Cayman shares voted at the Scheme Meeting by the shareholders as of the Voting Record Time who are entitled to vote and who are present (either in person (including via live webcast) or represented by proxy) and who vote at the Scheme Meeting. Holders of Penguin Solutions Cayman ordinary shares and Penguin Solutions Cayman convertible preferred shares will vote together on the Scheme of Arrangement Proposal. Broker “non-votes,” if any, will be disregarded and will have no effect on the outcome of the vote.

Penguin Solutions Cayman shareholders who hold Penguin Solutions Cayman shares directly and are reflected on the register of members of Penguin Solutions Cayman at the Voting Record Time will be entitled to vote directly at the Scheme Meeting, either in person (including via live webcast) or by proxy.

If the Scheme of Arrangement Proposal is approved by the Penguin Solutions Cayman shareholders and the other conditions to the Scheme of Arrangement have been satisfied or waived, we will seek the Cayman Court’s sanction of the Scheme of Arrangement.

If we obtain the requisite approvals from our shareholders and the Cayman Court’s sanction of the Scheme of Arrangement, and if all of the other conditions to the Scheme of Arrangement, as described herein, are satisfied or, if permitted by applicable law, waived, we intend to file the Sanction Order with the Cayman Islands Registrar of Companies. Upon delivery of the Sanction Order with the Cayman Islands Registrar of Companies, the Scheme of Arrangement will become effective in accordance with its terms (the “Effective Time”). We currently expect the Effective Time to occur on June 25, 2025.

We currently expect the Completion Date to occur after the closing of trading of the Penguin Solutions Cayman ordinary shares on Nasdaq on June 30, 2025. The exact date and timing of the Completion Date will depend on factors such as any postponement or adjournment of the Sanction Hearing, which we expect to be held on June 25, 2025.

After the Completion Date, you will continue to own an interest in the ultimate parent company of the Penguin Solutions group of companies, which will indirectly conduct the same business operations as currently conducted indirectly by Penguin Solutions Cayman, through the same group of operating subsidiaries of Penguin Solutions Cayman prior to the Completion Date. The number and class(es) of shares of Penguin Solutions Delaware capital stock you will own will be the same as the number and class(es) of Penguin Solutions Cayman shares you own immediately prior to the Completion Date, and your relative ownership interest in the Penguin Solutions group of companies will remain substantially unchanged as a result of the Scheme of Arrangement. Penguin Solutions Delaware will have the same board of directors and management team as Penguin Solutions Cayman immediately following the Completion Date.

The completion of the Scheme of Arrangement will change the governing law that applies to the internal affairs of our ultimate parent company from Cayman Islands law to Delaware Law. There are certain differences between the rights you will have as a holder of Penguin Solutions Delaware stock under Delaware law and your current rights as a holder of Penguin Solutions Cayman shares under Cayman Islands law. In addition, there will be differences between the organizational documents of Penguin Solutions Delaware and Penguin Solutions Cayman. Please see “Comparison of Rights of Cayman Island Shareholders and Delaware Stockholders” for a summary of material differences and rights.

We encourage you to read the Scheme of Arrangement in its entirety for a complete understanding of its terms and conditions. The Scheme of Arrangement will be substantially in the form attached as Annex B to this proxy statement.

Court Sanction of the Scheme of Arrangement

As explained above, pursuant to Section 86 Cayman Companies Act, we cannot complete the Scheme of Arrangement without the sanction of the Cayman Court. If the Penguin Solutions Cayman shareholders as at the Voting Record Time approve the Scheme of Arrangement Proposal and the other conditions to the Scheme of Arrangement have been satisfied or waived, we will seek the Cayman Court’s sanction of the Scheme of Arrangement Proposal at the Sanction Hearing, further details of which will be advertised by Penguin Solutions Cayman in The Wall Street Journal and a Cayman Islands newspaper in accordance with the Cayman Court Order.

Penguin Solutions Cayman shareholders who voted at the Scheme Meeting or gave instructions to their broker or nominee to vote at the Scheme Meeting (as applicable) have the right to attend the Sanction Hearing and to appear in person or be represented by counsel to support or oppose the sanction of the Scheme of Arrangement. If you are a Penguin Solutions Cayman shareholder who wishes to appear in person or by counsel at the Sanction Hearing and present evidence or arguments in support of or in opposition to the Scheme of Arrangement, we expect that the Cayman Court will require that you give notice of your intention to do so to Penguin Solutions Cayman’s Cayman Islands legal advisers, Walkers (Cayman) LLP, at 190 Elgin Avenue, George Town, Grand Cayman KY1 9001, Cayman Islands, at least three days before the Sanction Hearing. Penguin Solutions Cayman will not object to the participation in the Sanction Hearing by any person who holds shares through a broker or any other person with a legitimate interest in the proceedings and all such persons will have a right to participate.

The Scheme of Arrangement contains a provision for Penguin Solutions Cayman to agree, on behalf of all persons concerned, to any condition, modification or amendment of the Scheme of Arrangement that the Cayman Court may think fit to approve or impose. The Cayman Court would be unlikely to approve or impose any modification of, or addition or condition to, the Scheme of Arrangement which might be material to the interests of the Penguin Solutions Cayman shareholders, unless the Penguin Solutions Cayman shareholders were informed of any such modification, addition or condition. It will be a matter for the Cayman Court to decide, in its discretion, whether the consent of the Penguin Solutions Cayman shareholders should be sought at a further meeting. Similarly, if a modification, addition or condition is put forward which, in the opinion of the Penguin Solutions Cayman Board, is of such a nature or importance as to require the approval of Penguin Solutions Cayman shareholders at a further meeting of Penguin Solutions Cayman shareholders, the Penguin Solutions Cayman Board will not take the necessary steps to enable the Scheme of Arrangement to become effective unless and until such shareholder approval is obtained from the Penguin Solutions Cayman shareholders. In determining whether to exercise its discretion and sanction the Scheme of Arrangement, the Cayman Court will determine, among other things, whether the Scheme of Arrangement is fair to the Penguin Solutions Cayman shareholders.

Assuming that the Scheme Meeting is conducted and that the Penguin Solutions Cayman shareholders as of the Voting Record Time vote to approve the Scheme of Arrangement Proposal, we are not aware of any reason why the Cayman Court would not sanction the Scheme of Arrangement. Nevertheless, the Cayman Court’s sanction is a matter for its discretion and there can be no assurance if or when such sanction will be obtained.

If the Scheme of Arrangement is sanctioned by the Cayman Court, we intend to deliver the Sanction Order to the Cayman Islands Registrar of Companies. Delivery of the Sanction Order to the Cayman Islands Registrar of Companies will cause the Scheme of Arrangement to become effective in accordance with its terms.

We currently expect the Completion Date to occur after the closing of trading of the Penguin Solutions Cayman ordinary shares on Nasdaq at 1:30 p.m. (Pacific Time) on June 30, 2025. If the Scheme of Arrangement becomes effective, it will be binding on all Penguin Solutions Cayman shareholders, including those who do not vote to approve the Scheme of Arrangement Proposal at the Scheme Meeting.

Once the Scheme of Arrangement is effective, the Cayman Court will have exclusive jurisdiction to hear and determine any suit, action or proceedings and to settle any dispute which arises out of or is connected with the terms of the Scheme of Arrangement or its implementation or out of any action taken or omitted to be taken under the Scheme of Arrangement or in connection with the administration of the Scheme of Arrangement.

If obtained, the sanction of the Cayman Court will constitute the basis for an exemption, under Section 3(a)(10) of the Securities Act, from the registration requirements of the Securities Act with respect to the Transaction. Please see “Federal Securities Law Consequences; Resale Restrictions” for more information on the exemption.

Please see “The Scheme of Arrangement Proposal—Conditions to Completion of the Scheme of Arrangement” below for more information on the conditions to the Transaction.

Amendment, Termination or Delay

Subject to applicable Cayman Islands law and any other applicable laws, the Scheme of Arrangement may be amended, modified or supplemented at any time before or after its approval by the Penguin Solutions Cayman shareholders at the Scheme Meeting. At the Sanction Hearing, the Cayman Court may impose such conditions, modifications and amendments as it deems appropriate in relation to the Scheme of Arrangement. The Cayman Court would be unlikely to approve or impose any modification of, or addition or condition to, the Scheme of Arrangement which might be material to the interests of Penguin Solutions Cayman shareholders, unless Penguin Solutions Cayman shareholders were informed of such modification, addition or condition. It will be a matter for the Cayman Court to decide, in its discretion, whether or not the consent of Penguin Solutions Cayman shareholders should be sought at a further meeting of Penguin Solutions Cayman shareholders. Similarly, if a modification, addition or condition is put forward which, in the opinion of the Penguin Solutions Cayman Board, is of such a nature or importance as to require the approval of Penguin Solutions Cayman shareholders at a further meeting of Penguin Solutions Cayman shareholders, the Penguin Solutions Cayman Board will not take the necessary steps to enable the Scheme of Arrangement to become effective unless and until such shareholder approval is obtained from the Penguin Solutions Cayman shareholders. The Scheme of Arrangement contains a provision for Penguin Solutions Cayman to agree, on behalf of all persons concerned, to any condition, modification or amendment of the Scheme of Arrangement that the Cayman Court may think fit to approve or impose. After approval of the Scheme of Arrangement by the Penguin Solutions Cayman shareholders, no amendment, modification or supplement to the Scheme of Arrangement may be made or effected that legally requires further approval by the Penguin Solutions Cayman shareholders without obtaining that approval.

It is expected that the Scheme of Arrangement will become effective in accordance with its terms at or around 3:00 p.m., (Pacific Time), on June 25, 2025, and that the terms of the Scheme will be implemented on the Completion Date, at or around 1:30 p.m. (Pacific Time) on June 30, 2025. If the terms of the Scheme of Arrangement have not been implemented on or before December 31, 2025 (or such later date as Penguin Solutions Cayman may determine and the Cayman Court may allow), the Scheme of Arrangement will lapse by its terms and not come into effect (i.e. the Completion Date will not occur).

Conditions to Completion of the Scheme of Arrangement

The Transaction will not be consummated unless the following conditions are satisfied or, if allowed by law, waived:

•	the Scheme of Arrangement Proposal is approved by the affirmative vote of 75% or more of the nominal value of the Penguin Solutions Cayman ordinary shares and Penguin Solutions Cayman convertible preferred shares voted at the Scheme Meeting by the shareholders as of the Voting Record Time who are entitled to vote and who are present (either in person (including via live webcast) or represented by proxy) and who vote at the Scheme Meeting;

•	the Scheme of Arrangement is sanctioned (with or without modification) by the Cayman Court at the Sanction Hearing;

•	the Sanction Order (being the court order sanctioning the Scheme of Arrangement) is duly delivered to the Cayman Islands Registrar of Companies;

•	no statute, rule or regulation is enacted or promulgated by any governmental entity of competent jurisdiction that prohibits or makes illegal the consummation of the Scheme of Arrangement;

•	no order or injunction of a court of competent jurisdiction is in effect that prevents consummation of the Scheme of Arrangement;

•	Nasdaq permitting Penguin Solutions Delaware to list the Penguin Solutions Delaware common stock for trading; and

•	receipt of any regulatory approval or consent that may be required in connection with the Scheme of Arrangement.

The Penguin Solutions Cayman Board will not take the necessary steps to implement the Scheme of Arrangement unless the above conditions have been satisfied or waived (to the extent permitted by law) and, at the relevant time, the Penguin Solutions Cayman Board considers that it continues to be advisable that the Scheme of Arrangement should be implemented.

Assuming that the Scheme Meeting is conducted and that the shareholders as of the Voting Record Time approve the Scheme of Arrangement Proposal by the voting thresholds required by the Cayman Companies Act, we are not aware of any reason why the Cayman Court would not sanction the Scheme of Arrangement.

We are parties to certain agreements that by their terms require the consent of third parties prior to the implementation of the Scheme of Arrangement and certain related transactions. We believe that we will obtain all necessary consents on a timely basis and that the failure to obtain any other consents will not have a material impact on our business or our ability to consummate the Transaction.

Federal Securities Law Consequences; Resale Restrictions

The issuance of Penguin Solutions Delaware common stock and Penguin Solutions Delaware convertible preferred stock to Penguin Solutions Cayman shareholders pursuant to the Scheme of Arrangement will not be registered under the Securities Act in reliance upon Section 3(a)(10) of the Securities Act. Section 3(a)(10) of the Securities Act exempts securities issued in exchange for one or more outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by any court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom such securities will be issued have a right to appear and to whom adequate notice of the hearing has been given. Subsequent and subject to the Penguin Solutions Cayman shareholders approving the Scheme of Arrangement Proposal by the relevant voting thresholds required by the Cayman Companies Act and the other conditions to the Scheme of Arrangement having been satisfied or waived, we will promptly seek the Cayman Court’s sanction of the Scheme of Arrangement. We expect the Sanction Hearing to be held at the Law Courts, George Town, Grand Cayman at 7:30 a.m., (Pacific Time), on June 25, 2025, further details of which will be advertised by Penguin Solutions Cayman in The Wall Street Journal and a Cayman Islands newspaper in accordance with the Cayman Court Order. Penguin Solutions Cayman shareholders as of the Voting Record Time who vote at the Scheme Meeting (whether in person (including by webcast) or by proxy) have the right to attend the Sanction Hearing and to appear in person or be represented by counsel to support or oppose the sanction of the Scheme of Arrangement.

In determining whether it is appropriate to authorize the Scheme of Arrangement, the Cayman Court will consider whether the terms and conditions of the exchange of shares pursuant to the Scheme of Arrangement are fair to the Penguin Solutions Cayman shareholders and we will have advised the Cayman Court before the hearing that we will rely on the Section 3(a)(10) exemption based on its approval of the Scheme of Arrangement. The Penguin Solutions Delaware common stock issued to Penguin Solutions Cayman shareholders in connection with the Transaction will be freely transferable, except for restrictions applicable to certain “affiliates” of Penguin Solutions Cayman under the Securities Act, as follows:

•

Persons who were not affiliates of Penguin Solutions Cayman at the consummation of the Transaction and have not been affiliates within 90 days prior to such time will be permitted to sell any Penguin Solutions Delaware common stock received in the Transaction without regard to Rule 144 under the Securities Act.

•

Persons who were affiliates of Penguin Solutions Cayman at the consummation of the Transaction or were affiliates within 90 days prior to such time will be permitted to resell any Penguin Solutions Delaware common stock they receive pursuant to the Transaction in the manner permitted by Rule 144. In computing the holding period of the Penguin Solutions Delaware common stock for the purposes of Rule 144(d), such persons will be permitted to “tack” the holding period of their Penguin Solutions Cayman ordinary shares held prior to the consummation of the Transaction.

•	Persons whose shares of Penguin Solutions Cayman bear a legend restricting transfer will receive shares of Penguin Solutions Delaware that are subject to the same restrictions.

The Penguin Solutions Delaware convertible preferred stock issued to certain Penguin Solutions Cayman shareholders in connection with the Transaction and the shares of Penguin Solutions Delaware common stock that may be issued upon conversion of Penguin Solutions Delaware convertible preferred stock or the Convertible Notes have not been registered under the Securities Act or any applicable state securities laws and may not be offered or sold in the United States except pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act, including Rule 144 under the Securities Act and any applicable state securities laws.

Persons who may be deemed to be affiliates of Penguin Solutions Cayman and Penguin Solutions Delaware for these purposes generally include individuals or entities that control, are controlled by, or are under common control with, Penguin Solutions Cayman or Penguin Solutions Delaware, and would generally not be expected to include shareholders who are not executive officers, directors or significant shareholders of Penguin Solutions Cayman or Penguin Solutions Delaware.

We have not filed a registration statement with the SEC covering any resales of the Penguin Solutions Delaware common stock to be received by Penguin Solutions Cayman’s shareholders in connection with the Transaction. Penguin Solutions Delaware intends to file certain post-effective amendments to existing effective registration statements of Penguin Solutions Cayman concurrently with the completion of the Transaction.

Upon consummation of the Scheme of Arrangement, the Penguin Solutions Delaware common stock will be deemed to be registered under Section 12(b) of the Exchange Act, by virtue of Rule 12g-3 under the Exchange Act, without the filing of any Exchange Act registration statement and Penguin Solutions Delaware will be deemed to be the successor issuer of the registered Penguin Solutions Cayman ordinary shares.

Completion Date of the Transaction

We currently expect the Completion Date to occur after the closing of trading of the Penguin Solutions Cayman ordinary shares on Nasdaq on June 30, 2025. The exact date and timing of the Completion Date will depend on factors such as any postponement or adjournment of the hearing before the Cayman Court regarding sanction of the Scheme of Arrangement.

Management of Penguin Solutions Delaware

If the Transaction is consummated, the executives and directors of Penguin Solutions Cayman immediately prior to the Completion Date will be the executives and directors of Penguin Solutions Delaware as of immediately following the Completion Date. Penguin Solutions Delaware’s amended and restated certificate of incorporation, as it will be in effect after the Transaction, provides for a classified board of directors, just as Penguin Solutions Cayman currently has. Penguin Solutions Delaware’s directors will be assigned into one of three classes and the directors in each such class will serve initial terms expiring at the first, second and third annual meeting of stockholders of Penguin Solutions Delaware following the completion of the Transaction. We expect that the directors of Penguin Solutions Delaware as of immediately following the Completion Date will, as a result of such assignment into classes, possess the same remaining terms in office as was possessed by each such director in their capacity as a director of Penguin Solutions Cayman as of immediately prior to the Completion Date.

Indemnification

The Articles of Association of Penguin Solutions Cayman (the “Penguin Solutions Cayman Articles”) require Penguin Solutions Cayman to indemnify every director and officer of Penguin Solutions Cayman or any predecessor to Penguin Solutions Cayman (which for the avoidance of doubt, shall not include auditors of the Company), together with every former director and former officer of Penguin Solutions Cayman or any predecessor to Penguin Solutions Cayman against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them incur as a result of any act or failure to act in carrying out their functions; provided that they will not be indemnified for any liability incurred by reason of their own actual fraud or willful default, as determined by a court of competent jurisdiction.

Penguin Solutions Delaware’s amended and restated bylaws will provide that we are required to indemnify the directors and officers of Penguin Solutions Delaware, in each case to the fullest extent permitted by Delaware law. The Penguin Solutions Delaware amended and restated bylaws will also obligate us to advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under Delaware law. We have entered into agreements with the Penguin Solutions Cayman directors and executive officers to indemnify such persons. In connection with the Transaction, we expect that we will continue to be a party to an indemnification agreement with each of Penguin Solutions Delaware’s directors and executive officers. The current indemnification agreements between Penguin Solutions Cayman and its officers and directors provide for the indemnification of, and advancement of expenses to, these persons, with specified exemptions. We expect that the indemnification and expense advancement to be provided to directors and executive officers of Penguin Solutions Delaware under the indemnification agreements will be the same or substantially similar to that afforded in the current indemnification agreements between Penguin Solutions Cayman and its executive officers and directors.

Penguin Solutions believes that these provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. Penguin Solutions Delaware will also maintain directors’ and officers’ liability insurance.

Please see “Comparison of Rights of Cayman Islands Shareholders and Delaware Stockholders—Indemnification of Directors and Officers.”

Interests of Certain Persons in the Transaction

Except for the indemnification arrangements described above, no person who has been a director or executive officer of Penguin Solutions Cayman at any time since the beginning of our last fiscal year, or any associate of any such person, has any material or substantial interest in the Transaction, except for any interest arising from his or her ownership of securities of Penguin Solutions Cayman. Each of our directors (other than Mr. Ha) hold Penguin Solutions Cayman ordinary shares and certain of our executive officers hold equity incentive compensation awards in respect of Penguin Solutions Cayman ordinary shares, but the Transaction will not affect our directors’ or executive officers’ vesting schedule. See “Equity Incentive Plans” below. No such person is otherwise receiving any extra or special benefit not shared on a pro rata basis by all other holders of Penguin Solutions Cayman ordinary shares.

Regulatory Matters

Other than the Cayman Court sanctioning the Scheme of Arrangement proposal and compliance with U.S. federal and state securities laws and Cayman Islands and Delaware corporate law, we are not aware of any other governmental approvals or actions that are required to complete the Transaction. We do not believe that any significant regulatory approvals will be required to effect the Transaction.

No Appraisal Rights

Under Cayman Islands law, none of the holders of the Penguin Solutions Cayman shares have any right to an appraisal of the value of their shares or payment for them in connection with the Transaction.

Exchange of Penguin Solutions Cayman Shares for Penguin Solutions Delaware Stock

Assuming the Scheme of Arrangement becomes effective and is implemented, your Penguin Solutions Cayman shares will be exchanged for shares of the corresponding class of Penguin Solutions Delaware, which will be issued to you in uncertificated book-entry form, without any action required on your part. Penguin Solutions Cayman shares held in book entry form (“book-entry shares”) outstanding immediately prior to the Completion Date of the Transaction will be transferred to Penguin Solutions Delaware in the Scheme of Arrangement, and following the Transaction, the holders thereof with cease to have any rights with respect to such book-entry shares except the right to receive a corresponding number of uncertificated book-entry shares of the applicable class of Penguin Solutions Delaware. Penguin Solutions Cayman book-entry shares, including Penguin Solutions Cayman ordinary shares held in “street name” through a bank, broker, custodian or other nominee, will be automatically exchanged for uncertificated book-entry shares of the applicable class of Penguin Solutions Delaware without any action required on the part of the beneficial holder of such shares.

Equity Incentive Plans

If the Transaction is consummated, Penguin Solutions Delaware will assume Penguin Solutions Cayman’s equity incentive plans, including the shares available for issuance under the equity incentive plans, and the existing obligations of Penguin Solutions Cayman in connection with equity awards (including options, restricted share, restricted share unit, performance shares and performance share units) and rights granted under Penguin Solutions Cayman’s equity incentive plans, which include the following plans:

•	Amended and Restated 2017 Share Incentive Plan;

•	2021 Inducement Plan; and

•	2018 Employee Share Purchase Plan

(together with any applicable predecessor plans, the “Equity Incentive Plans”).

Each option to purchase Penguin Solutions Cayman ordinary shares and each award of restricted shares, restricted share units, performance shares and performance share units denominated in Penguin Solutions Cayman ordinary shares, in each case, granted pursuant to one of the Equity Incentive Plans outstanding immediately prior to the Completion Date will, without any further action on the part of any holder thereof, be converted into an option to purchase the same number of shares of Penguin Solutions Delaware common stock, with the same exercise price, and an award of restricted shares, restricted share units, performance shares and performance share units denominated in the same number of shares of Penguin Solutions Delaware common stock, as applicable. Subject to applicable laws, the converted options, restricted shares, restricted share units, performance shares and performance share unit awards shall continue to have, and shall be subject to, the same terms and conditions (including any applicable vesting and change in control provisions) that applied to the Penguin Solutions Cayman options, restricted shares, restricted share units, performance shares and performance share units, as applicable, immediately prior to the Completion Date. The Equity Incentive Plans will be amended as necessary to comply with Delaware law and give effect to the Transaction, including to provide (1) that Penguin Solutions Delaware common stock will be issued, held, available for issuance or used to measure or satisfy benefits as appropriate under the Equity Incentive Plans, in substitution for Penguin Solutions Cayman ordinary shares; and (2) for the appropriate substitution of Penguin Solutions Delaware for Penguin Solutions Cayman in the Equity Incentive Plans. The Transaction will not impact the terms and conditions of the awards or rights granted under the Equity Incentive Plans after the substitution of Penguin Solutions Delaware for Penguin Solutions Cayman (including any applicable vesting and change in control provisions, provided that in no event shall the Transaction constitute a change in control for the purposes of such provisions).

Penguin Solutions Delaware intends to file post-effective amendments to certain effective registration statements of Penguin Solutions Cayman concurrently with the completion of the Transaction in connection with its assumption of the existing obligations of Penguin Solutions Cayman in connection with awards and rights granted under the Equity Incentive Plans.

Credit Agreement and Convertible Notes

We do not believe that the Transaction will have any material effect on our Credit Agreement, dated as of February 7, 2022 (as amended, amended and restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”) by and among Penguin Solutions Cayman, as parent borrower, SMT, as co-borrower, the lenders from time to time party thereto and Citizens Bank, N.A., as administrative agent, collateral agent and an issuing bank or our 2.25% Convertible Senior Notes due 2026, our 2.00% Convertible Senior Notes due 2029, or our 2.00% Convertible Senior Notes due 2030 (collectively, our “Convertible Notes”). In connection with the Transaction, we expect that Penguin Solutions Cayman and its subsidiaries may enter into an amendment to the Credit Agreement to provide for certain technical changes to facilitate the consummation of the Transaction under the terms of the Credit Agreement. We also expect to enter into amendments to the indentures governing our Convertible Notes in connection with the Transaction to, among other things, permit the consummation of the Transaction under the terms of the Convertible Notes and provide for the issuance of Penguin Solutions Delaware common stock rather than Penguin Solutions Cayman ordinary shares upon conversion of the Convertible Notes. We currently expect that any such amendments will not be material and will be supported by our lenders. Our Credit Agreement, the debt issued thereunder and our Convertible Notes will remain outstanding, and Penguin Solutions Cayman and SMT will continue to be the co-borrowers under the Credit Agreement and Penguin Solutions Cayman will continue to be the issuer of our Convertible Notes.

Stock Exchange Listing

Penguin Solutions Cayman ordinary shares are expected to continue to trade on Nasdaq until the Completion Date. Penguin Solutions Cayman convertible preferred shares are expected to remain unlisted.

We intend to make application so that, immediately following the Completion Date, the Penguin Solutions Delaware common stock (for which there is currently no established public trading market) will be listed on Nasdaq under the symbol “PENG,” the same symbol under which the Penguin Solutions Cayman ordinary shares are currently listed. We do not currently intend to list the Penguin Solutions Delaware common stock on any other stock exchange. We do not currently intend to list the Penguin Solutions Delaware convertible preferred stock on any stock exchange.

Effect of the Transaction on Reporting Obligations of the Penguin Solutions Corporate Group

Upon completion of the Transaction, we will remain subject to SEC reporting requirements, the mandates of Sarbanes-Oxley and the corporate governance rules of Nasdaq, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. GAAP. We will in the ordinary course make available customary reports filed with the SEC, consistent with our established current practices. Penguin Solutions Delaware will file reports on Form 10-K, 10-Q and 8-K with the SEC and comply with the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including the rules applicable to the filing and contents of proxy statements, as we currently do.

Assuming completion of the Transaction, Penguin Solutions Cayman will no longer be subject to the reporting requirements of the SEC and as such, Penguin Solutions Cayman will no longer file reports on Form 10-K, 10-Q and 8-K and will no longer be subject to the proxy rules.

Accounting Treatment of the Transaction

Under U.S. GAAP, the Transaction represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at cost. Accordingly, the assets and liabilities of Penguin Solutions Delaware will be reflected at their historical carrying amounts of Penguin Solutions Cayman at the Completion Date.

Required Vote

To be approved, the Scheme of Arrangement Proposal must receive the affirmative vote of 75% or more of the nominal value of the Penguin Solutions Cayman ordinary shares and Penguin Solutions Cayman convertible preferred shares voted at the Scheme Meeting by the shareholders as of the Voting Record Time who are entitled to vote and who are present (either in person (including via live webcast) or represented by proxy) and who vote at the Scheme Meeting. Holders of Penguin Solutions Cayman ordinary shares and Penguin Solutions Cayman convertible preferred shares will vote together on the Scheme of Arrangement Proposal. Broker “non-votes,” if any, will be disregarded and will have no effect on the outcome of the vote.

Board Recommendation

The Penguin Solutions Cayman Board has unanimously approved and recommends that you vote “FOR” the Scheme of Arrangement Proposal at the Scheme Meeting.

Resolution

“THAT the Scheme of Arrangement (a copy of which has been produced to this meeting and for the purposes of identification signed by the chairperson hereof) in its original form or with such modifications, additions or conditions as may be approved or imposed by the Cayman Islands Grand Court, and as may be agreed by the Company, be and is hereby approved.”

MATERIAL TAX CONSIDERATIONS RELATING TO THE TRANSACTION TO HOLDERS OF PENGUIN SOLUTIONS CAYMAN ORDINARY SHARES

U.S. Federal Income Tax Considerations

The following discussion is a summary of the material U.S. federal income tax consequences to U.S. Holders and to Non-U.S. Holders (each as defined below) of (i) exchanging Penguin Solutions Cayman ordinary shares for shares of Penguin Solutions Delaware common stock pursuant to the Scheme of Arrangement and (ii) owning and disposing of shares of Penguin Solutions Delaware common stock that are received pursuant to the Scheme of Arrangement. This discussion is based on and subject to the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the U.S. Treasury Regulations promulgated thereunder, published guidance of the U.S. Internal Revenue Service (the “IRS”) and court decisions, in each case, as of the date hereof, all of which are subject to change, possibly with retroactive effect, and to differing interpretations.

The following discussion assumes that the Scheme of Arrangement will be consummated as described in this proxy statement and applies only to U.S. Holders and Non-U.S. Holders that hold their Penguin Solutions Cayman ordinary shares, and that will hold their shares of Penguin Solutions Delaware common stock received pursuant to the Scheme of Arrangement, as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not constitute tax advice and does not address all aspects of U.S. federal income taxation that may be relevant to any particular holders in light of their personal circumstances, including any tax consequences arising under the Medicare contribution tax on net investment income, or to any holders subject to special treatment under the Code, such as:

•	banks, thrifts, mutual funds, insurance companies and other financial institutions;

•	real estate investment trusts and regulated investment companies;

•	traders in securities who elect to apply a mark-to-market method of accounting;

•	brokers, dealers or traders in securities or foreign currency;

•	tax-exempt organizations or governmental organizations;

•	insurance companies;

•	individual retirement and other deferred accounts;

•	persons whose functional currency is not the U.S. dollar;

•	U.S. expatriates and former citizens or long-term residents of the United States;

•	“passive foreign investment companies” or “controlled foreign corporations” and corporations that accumulate earnings to avoid U.S. federal income tax;

•	persons subject to the alternative minimum tax;

•	persons deemed to sell our common stock under the constructive sale provisions of the Code;

•	persons who hold their stock as part of a straddle, hedging, conversion, constructive sale or other risk reduction transaction;

•	persons who purchase or sell their stock as part of a wash sale for tax purposes;

•	“S corporations,” partnerships or other entities or arrangements classified as partnerships for U.S. federal income tax purposes, or other pass-through entities (and investors therein);

•	persons who received their stock through the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan;

•	“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds;

•

persons subject to special tax accounting rules as a result of any item of gross income with respect to shares of Penguin Solutions Delaware common stock being taken into account in a financial statement;

•	persons who own Penguin Solutions Cayman convertible preferred shares; and

•

persons who own (directly, indirectly or constructively) five percent (5%) or more, by vote or value, of Penguin Solutions Cayman shares or, after completion of the Scheme of Arrangement, shares of Penguin Solutions Delaware stock.

This discussion also does not address any considerations under the U.S. federal tax laws other than those pertaining to the income tax, nor does it address any state, local or non-U.S. tax considerations. We do not intend to seek any rulings from the IRS with respect to the Scheme of Arrangement, and there can be no assurance that the IRS will not take a position contrary to the tax consequences described herein or that such a contrary position would not be sustained by a court.

For purposes of this discussion, a “U.S. Holder” means a beneficial owner of Penguin Solutions Cayman ordinary shares or, after the completion of the Scheme of Arrangement, shares of Penguin Solutions Delaware common stock received in the Scheme of Arrangement, that for U.S. federal income tax purposes is:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

For purposes of this discussion, a “Non-U.S. Holder” means a beneficial owner of Penguin Solutions Cayman ordinary shares or, after the completion of the Scheme of Arrangement, shares of Penguin Solutions Delaware common stock received in the Scheme of Arrangement, that is an individual, corporation, estate or trust and, in each case, is not a U.S. Holder.

If an entity treated as a partnership for U.S. federal income tax purposes holds Penguin Solutions Cayman ordinary shares or, after the completion of the Scheme of Arrangement, shares of Penguin Solutions Delaware common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. A holder that is a partnership for U.S. federal income tax purposes and the partners in such partnership should consult their tax advisors about the U.S. federal income tax consequences to them of the Scheme of Arrangement and of the ownership and disposition of shares of Penguin Solutions Delaware common stock.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS OF PENGUIN SOLUTIONS CAYMAN ORDINARY SHARES OR, AFTER THE COMPLETION OF THE SCHEME, SHARES OF PENGUIN SOLUTIONS DELAWARE COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE SCHEME OF ARRANGEMENT AND OF THE OWNERSHIP AND DISPOSITION OF SHARES OF PENGUIN SOLUTIONS DELAWARE COMMON STOCK TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES, AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER U.S. FEDERAL TAX LAWS OTHER THAN THOSE PERTAINING TO INCOME TAX, INCLUDING ESTATE OR GIFT TAX LAWS, OR UNDER ANY STATE, LOCAL OR NON-U.S. TAX LAWS OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Characterization of the Exchange of Penguin Solutions Cayman Ordinary Shares for Shares of Penguin Solutions Delaware Common Stock Pursuant to the Scheme of Arrangement

For U.S. federal income tax purposes, the exchange of Penguin Solutions Cayman ordinary shares for shares of Penguin Solutions Delaware common stock pursuant to the Scheme of Arrangement is expected to qualify as a transaction described in Section 351 of the Code. However, because there is no authority directly addressing a transaction involving the same facts as the Scheme of Arrangement, we cannot be certain that the exchange of Penguin Solutions Cayman ordinary shares for shares of Penguin Solutions Delaware common stock pursuant to the Scheme of Arrangement will qualify for such treatment. In addition, the Transaction is not conditioned on the receipt of a tax opinion, and we do not intend to request a ruling from the IRS regarding the U.S. federal income tax treatment of the Scheme of Arrangement. Consequently, no assurance can be given that the IRS will not challenge the qualification of the Scheme of Arrangement as a transaction described in Section 351 of the Code or that a court would not sustain such challenge. In such case, the Scheme of Arrangement could be treated as a taxable transaction for U.S. federal income tax purposes.

Material U.S. Federal Income Tax Consequences of the Scheme of Arrangement to U.S. Holders of Penguin Solutions Cayman Ordinary Shares

Receipt of Shares of Penguin Solutions Delaware Common Stock in a Section 351 Exchange

Assuming that (i) the exchange of Penguin Solutions Cayman ordinary shares for shares of Penguin Solutions Delaware common stock pursuant to the Scheme of Arrangement qualifies as a transaction described in Section 351 of the Code and (ii) Penguin Solutions Cayman is not and has not been a passive foreign investment company (as discussed below under “Passive Foreign Investment Company Status”), a U.S. Holder that exchanges Penguin Solutions Cayman ordinary shares for shares of Penguin Solutions Delaware common stock pursuant to the Scheme of Arrangement should not recognize any gain or loss with respect to such exchange. Such U.S. Holder should have an aggregate adjusted tax basis in the shares of Penguin Solutions Delaware common stock received pursuant to the Scheme of Arrangement equal to the aggregate adjusted tax basis of the Penguin Solutions Cayman ordinary shares surrendered in exchange therefor by that U.S. Holder pursuant to the Scheme of Arrangement. The holding period for shares of Penguin Solutions Delaware common stock received pursuant to the Scheme of Arrangement should include the U.S. Holder’s holding period for the Penguin Solutions Cayman ordinary shares surrendered in exchange therefor.

U.S. Holders should consult their tax advisors about any reporting requirements and information statements that could be applicable to a U.S. Holder with respect to the Scheme of Arrangement and any potential consequences, including penalties, associated with a failure to satisfy such requirements.

Passive Foreign Investment Company Status

Penguin Solutions Cayman believes that it was not a “passive foreign investment company” (generally, a foreign corporation that has a specified percentage of “passive” income or assets in a taxable year, after the application of certain “look-through” rules) for U.S. federal income tax purposes for its 2024 taxable year or any prior taxable year and does not expect to be a passive foreign investment company for its 2025 taxable year. If Penguin Solutions Cayman was a passive foreign investment company for any taxable year during which a U.S. Holder held Penguin Solutions Cayman ordinary shares, certain adverse tax consequences, including recognition of gain and application of an interest charge, could apply to such U.S. Holder as a result of the Scheme of Arrangement, unless an exception under the relevant U.S. Treasury Regulations can be relied upon. U.S. Holders should consult their tax advisors with respect to the U.S. federal income tax consequences of the Scheme of Arrangement regarding the status of Penguin Solutions Cayman as a passive foreign investment company for any taxable year during which they held Penguin Solutions Cayman ordinary shares and the implications of such status on the U.S. federal income tax consequences of the Scheme of Arrangement to them.

Material U.S. Federal Income Tax Considerations to U.S. Holders Regarding Owning and Disposing of Shares of Penguin Solutions Delaware Common Stock Received in the Scheme of Arrangement

Distributions on Shares of Penguin Solutions Delaware Common Stock

Any distribution made by Penguin Solutions Delaware to a U.S. Holder with respect to shares of Penguin Solutions Delaware common stock will generally be includible in the U.S. Holder’s gross income, in the year actually or constructively received, as a dividend to the extent that such distribution is paid out of Penguin Solutions Delaware’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). To the extent that the amount of the distribution exceeds Penguin Solutions Delaware’s current and accumulated earnings and profits (as determined under U.S. federal income tax principles), such excess will be treated first as a tax-free return of the U.S. Holder’s tax basis in the shares of Penguin Solutions Delaware common stock, and then, to the extent such excess amount exceeds the U.S. Holder’s tax basis in the shares of Penguin Solutions Delaware common stock, as capital gain. Subject to applicable limitations and requirements, dividends received on Penguin Solutions Delaware’s shares of common stock generally should be eligible for the “dividends received deduction” available to corporate stockholders. A dividend paid by Penguin Solutions Delaware to certain non-corporate U.S. Holders, including individuals, generally will be subject to taxation at preferential rates if certain holding period requirements are met.

Dispositions of Shares of Penguin Solutions Delaware Common Stock

A U.S. Holder will generally recognize taxable gain or loss on any sale, taxable exchange or other taxable disposition of a Penguin Solutions Delaware share of common stock equal to the difference between the amount realized for such Penguin Solutions Delaware share of common stock and the U.S. Holder’s adjusted tax basis in such Penguin Solutions Delaware share of common stock. Any such gain or loss will generally be capital gain or loss and will be long-term capital gain or loss if, on the date of the disposition, the U.S. Holder has a holding period in such Penguin Solutions Delaware share of common stock that exceeds one year. Long-term capital gains derived by certain non-corporate U.S. Holders, including individuals, are generally subject to taxation at preferential rates. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding

Dividend payments with respect to shares of Penguin Solutions Delaware common stock and proceeds of a disposition of shares of Penguin Solutions Delaware common stock will generally be subject to information reporting to the IRS and may be subject to U.S. backup withholding unless a U.S. Holder furnishes such U.S. Holder’s correct U.S. taxpayer identification number (generally on IRS Form W-9) and complies with other applicable certification requirements, or otherwise establishes an exemption. Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules will be credited against a U.S. Holder’s federal income tax liability, and may entitle a U.S. Holder to a refund, provided that the required information is furnished to the IRS in a timely manner.

Material U.S. Federal Income Tax Consequences of the Scheme of Arrangement to Non-U.S. Holders of Penguin Solutions Cayman Ordinary Shares

Assuming that the exchange of Penguin Solutions Cayman ordinary shares for shares of Penguin Solutions Delaware common stock pursuant to the Scheme of Arrangement qualifies as a transaction described in Section 351 of the Code, a Non-U.S. Holder that receives shares of Penguin Solutions Delaware common stock pursuant to the Scheme of Arrangement should not recognize any gain or loss with respect to the receipt of such shares of Penguin Solutions Delaware common stock for U.S. federal income tax purposes. Such Non-U.S. Holder should, for U.S. federal income tax purposes, have an aggregate adjusted tax basis in the shares of Penguin Solutions Delaware common stock received pursuant to the Scheme of Arrangement equal to the aggregate adjusted tax basis of the Penguin Solutions Cayman ordinary shares surrendered in exchange therefor by that Non-U.S. Holder pursuant to the Scheme of Arrangement. The holding period for shares of Penguin

Solutions Delaware common stock received pursuant to the Scheme of Arrangement will include the Non-U.S. Holder’s holding period for the Penguin Solutions Cayman ordinary shares surrendered in exchange therefor.

Even if the exchange of Penguin Solutions Cayman ordinary shares for shares of Penguin Solutions Delaware common stock pursuant to the Scheme of Arrangement does not qualify as an exchange described in Section 351 of the Code as described above, a Non-U.S. Holder generally would not be subject to U.S. federal income tax on any gain recognized pursuant to the exchange except in the situations described in the first two bullet points below under the heading “Material U.S. Federal Income Tax Considerations to Non-U.S. Holders of Owning and Disposing of Shares of Penguin Solutions Delaware Common Stock Received in the Scheme of Arrangement—Dispositions of Shares of Penguin Solutions Delaware Common Stock.”

Non-U.S. Holders should consult their tax advisors about reporting requirements and information statements that could be applicable with respect to the Scheme of Arrangement and any potential consequences, including penalties, associated with a failure to satisfy such requirements.

Material U.S. Federal Income Tax Considerations to Non-U.S. Holders Regarding Owning and Disposing of Shares of Penguin Solutions Delaware Common Stock Received in the Scheme of Arrangement

Distributions on Shares of Penguin Solutions Delaware Common Stock

Any distribution made by Penguin Solutions Delaware to a Non-U.S. Holder with respect to shares of Penguin Solutions Delaware common stock will generally constitute a dividend for U.S. federal income tax purposes to the extent that such distribution is paid out of Penguin Solutions Delaware’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). To the extent that the amount of the distribution exceeds Penguin Solutions Delaware’s current and accumulated earnings and profits (as determined under U.S. federal income tax principles), such excess will be treated first as a tax-free return of the Non-U.S. Holder’s tax basis in the shares of Penguin Solutions Delaware common stock, and then, to the extent such excess amount exceeds the Non-U.S. Holder’s tax basis in the shares of Penguin Solutions Delaware common stock, as capital gain.

Subject to the discussion below regarding effectively connected income, dividends paid to a Non-U.S. Holder with respect to such Non-U.S. Holder’s shares of Penguin Solutions Delaware common stock generally will be subject to U.S. federal withholding tax at a rate of 30% of the gross amount of the dividends (or a lower rate specified by an applicable income tax treaty, provided that the Non-U.S. Holder furnishes a valid IRS Form W-8BEN or W-8BEN-E (or other applicable documentation) certifying its qualification for the lower treaty rate). A Non-U.S. Holder that does not timely furnish the required documentation, but that qualifies for a reduced treaty rate, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their tax advisors regarding their entitlement to benefits under any applicable tax treaty.

If dividends paid to a Non-U.S. Holder are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such dividends are attributable), the Non-U.S. Holder generally will not be subject to the 30% U.S. federal withholding tax described in the previous paragraph provided that the Non-U.S. Holder furnishes a valid IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Any such effectively connected dividends will instead be subject to U.S. federal income tax on a net income basis at the regular rates applicable to United States persons. A Non-U.S. Holder that is a corporation may also be subject to a branch profits tax at a rate of 30% (or a lower rate specified by an applicable income tax treaty) on such effectively connected dividends, as adjusted for certain items. Non-U.S. Holders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.

Dispositions of Shares of Penguin Solutions Delaware Common Stock

Subject to the discussions below relating to backup withholding and foreign accounts, a Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain realized upon the sale, taxable exchange or other taxable disposition of shares of Penguin Solutions Delaware common stock, unless:

•

the gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, such gain is attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States);

•	the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition and certain other requirements are met; or

•

the shares of Penguin Solutions Delaware common stock constitute a U.S. real property interest (“USRPI”) by reason of Penguin Solutions Delaware being, or having been, a U.S. real property holding corporation (“USRPHC”) for U.S. federal income tax purposes at any applicable time within the shorter of the five-year period preceding the Non-U.S. Holder’s disposition of the shares of Penguin Solutions Delaware common stock or the Non-U.S. Holder’s holding period for the shares of Penguin Solutions Delaware common stock.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular rates applicable to United States persons. A Non-U.S. Holder that is a corporation may also be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.

A Non-U.S. Holder described in the second bullet point above generally will be subject to U.S. federal income tax at a rate of 30% (or a lower rate specified by an applicable income tax treaty) on gain realized upon the sale, taxable exchange or other taxable disposition of shares of Penguin Solutions Delaware common stock, which may be offset by certain U.S. source capital losses of the Non-U.S. Holder, provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

With respect to the third bullet point above, we currently do not anticipate Penguin Solutions Delaware being or becoming a USRPHC. However, because the determination at any time of whether Penguin Solutions Delaware is a USRPHC will depend on the fair market value of its USRPIs relative to the fair market value of its non-U.S. real property interests and other trade or business assets, there can be no assurance that Penguin Solutions Delaware will not be or become a USRPHC in the future. Even if Penguin Solutions Delaware were to be or become a USRPHC, gain arising from the sale or other taxable disposition by a Non-U.S. Holder of shares of Penguin Solutions Delaware common stock will not be subject to U.S. federal income tax if shares of Penguin Solutions Delaware common stock are “regularly traded,” as defined by applicable U.S. Treasury Regulations, on an established securities market, and such Non-U.S. Holder did not own, actually or constructively, more than 5% of the shares of Penguin Solutions Delaware common stock at any time during the shorter of the five-year period ending on the date of the sale or other taxable disposition of the shares of Penguin Solutions Delaware common stock or the Non-U.S. Holder’s holding period for the shares of Penguin Solutions Delaware common stock.

Non-U.S. Holders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.

Information Reporting and Backup Withholding

Payments of dividends on shares of Penguin Solutions Delaware common stock will not be subject to backup withholding, provided that the Non-U.S. Holder certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN, W-8BEN-E or W-8ECI, or otherwise establishes an exemption. However, information reporting will apply in connection with any distributions on shares of Penguin Solutions Delaware common stock paid to the Non-U.S. Holder, regardless of whether such distributions constitute dividends or whether any tax was actually withheld.

Proceeds of a sale or other taxable disposition of shares of Penguin Solutions Delaware common stock within the United States or conducted through certain U.S.-related brokers generally will not be subject to backup withholding or information reporting if the applicable withholding agent receives the certification described above or the Non-U.S. Holder otherwise establishes an exemption. Proceeds of a disposition of shares of Penguin Solutions Delaware common stock conducted through a non-U.S. office of a non-U.S. broker that does not have certain enumerated relationships with the United States generally will not be subject to backup withholding or information reporting.

Copies of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the Non-U.S. Holder resides or is established.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a Non-U.S. Holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Additional Withholding Tax on Payments Made to Foreign Accounts

Withholding taxes may be imposed under Sections 1471 through 1474 of the Code (commonly referred to as the Foreign Account Tax Compliance Act or FATCA) on certain types of payments made to non-U.S. financial institutions and certain other non-U.S. entities. Specifically, a 30% withholding tax may be imposed on dividends on, and, subject to the proposed U.S. Treasury Regulations discussed below, gross proceeds from the sale or other disposition of, shares of Penguin Solutions Delaware common stock paid to a “foreign financial institution” or a “non-financial foreign entity” (each as defined in the Code), unless (1) the foreign financial institution undertakes certain diligence and reporting obligations, (2) the non-financial foreign entity either certifies it does not have any “substantial United States owners” (as defined in the Code) or furnishes identifying information regarding each substantial United States owner or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in (1) above, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain “specified United States persons” or “United States-owned foreign entities” (each as defined in the Code), annually report certain information about such accounts and withhold 30% on certain payments to non-compliant foreign financial institutions and certain other account holders. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States relating to FATCA may be subject to different rules.

Under the applicable U.S. Treasury Regulations and administrative guidance, withholding under FATCA currently applies to payments of dividends on shares of Penguin Solutions Delaware common stock. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition of shares of Penguin Solutions Delaware common stock beginning on January 1, 2019, proposed U.S. Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed U.S. Treasury Regulations until final U.S. Treasury Regulations are issued.

Prospective investors should consult their tax advisors regarding the potential application of withholding under FATCA to their investment in shares of Penguin Solutions Delaware common stock.

THE U.S. FEDERAL INCOME TAX CONSIDERATIONS SUMMARIZED ABOVE ARE FOR GENERAL INFORMATION ONLY. EACH STOCKHOLDER SHOULD CONSULT HIS OR HER TAX ADVISOR AS TO THE PARTICULAR CONSEQUENCES THAT MAY APPLY TO SUCH STOCKHOLDER.

Cayman Tax Considerations

The following is a discussion of certain Cayman Islands income tax consequences of transferring ordinary shares of Penguin Solutions Cayman pursuant to the Scheme of Arrangement. The discussion is a general summary of current law, which is subject to prospective and retroactive change. It is not intended as tax advice, does not consider any investor’s particular circumstances, and does not consider tax consequences other than those arising under Cayman Islands law.

Under Existing Cayman Islands Laws

Any gains derived from the disposal of the Penguin Solutions Cayman ordinary shares pursuant to the Scheme of Arrangement will not be subject to Cayman Islands income or corporate tax. The Cayman Islands currently has no income, corporate or capital gains tax and no estate duty, inheritance tax or gift tax.

No stamp duty is payable in respect of the transfer of Penguin Solutions Cayman ordinary shares pursuant to the Scheme of Arrangement. An instrument of transfer in respect of a Penguin Solutions Cayman ordinary share is stampable if executed in or brought into the Cayman Islands.

Penguin Solutions Cayman has been incorporated under the laws of the Cayman Islands as an exempted company with limited liability and, as such, has applied for and received an undertaking from the Governor in Cabinet of the Cayman Islands in a form substantially similar to the following:

“The Tax Concessions Act

(2011 Revision)

Undertaking as to Tax Concessions

In accordance with the provision of Section 6 of The Tax Concessions Act (2011 Revision), the Governor in Cabinet undertakes with the Company:

1.	that no law which is hereafter enacted in the Islands imposing any tax to be levied on profits, income, gains or appreciations shall apply to the Company or its operations; and

2.	in addition, that no tax to be levied on profits, income, gains or appreciations or which is in the nature of estate duty or inheritance tax shall be payable:

2.1	on or in respect of the shares, debentures or other obligations of the Company; or

2.2	by way of the withholding in whole or part, of any relevant payment as defined in Section 6(3) of the Tax Concessions Act (2011 Revision).

These concessions shall be for a period of 20 years from 13th May 2014.”

DESCRIPTION OF PENGUIN SOLUTIONS DELAWARE CAPITAL STOCK

The following summary description of the Penguin Solutions Delaware capital stock is based on the intended provisions of each of Penguin Solutions Delaware’s amended and restated certificate of incorporation and amended and restated bylaws as they will be in effect after the transactions contemplated by the Scheme of Arrangement are consummated and the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”). This information may not be complete in all respects and is qualified entirely by reference to the provisions of the DGCL and the Penguin Solutions Delaware amended and restated certificate of incorporation and bylaws and the certificate of designation governing the Penguin Solutions Delaware convertible preferred stock, which will be substantially in the forms attached hereto as Annex D, Annex F and Annex E, respectively. The Penguin Solutions Delaware common stock and Penguin Solutions Delaware convertible preferred stock are intended to have substantially the same rights and obligations as the Penguin Solutions Cayman ordinary shares and the Penguin Solutions Cayman convertible preferred shares, respectively; however, as described in the section titled “Comparison of Rights of Cayman Islands Shareholders and Delaware Stockholders,” there are differences in Delaware law and Cayman Islands law that may cause these rights to differ.

General

Penguin Solutions Delaware was incorporated under the DGCL on March 20, 2025. Its registered office is located at 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801. Penguin Solutions Delaware was incorporated for the purpose of implementing the Transaction and will not carry on any active business prior to the Transaction, other than in connection with the Transaction and related matters. Following completion of the Transaction, Penguin Solutions Delaware and its subsidiaries will carry on the business currently carried on by Penguin Solutions Cayman and its subsidiaries (and Penguin Solutions Cayman will be a subsidiary of Penguin Solutions Delaware).

Penguin Solutions Delaware’s amended and restated certificate of incorporation will authorize 200,000,000 shares of common stock, $0.03 par value per share, and 30,000,000 shares of preferred stock, $0.03 par value per share.

Common Stock

Voting Rights

Penguin Solutions Delaware common stock will be entitled to one vote per share. Penguin Solutions Delaware stockholders will not be entitled to cumulative voting for the election of directors. As a result, subject to the special rights of the holders of one or more outstanding series of preferred stock to elect directors, at a duly called or convened meeting of stockholders at which a quorum is present, a plurality of the votes cast will be able to elect all of the directors then standing for election.

Conversion Rights

Shares of Penguin Solutions Delaware common stock are not convertible into any other security.

Dividends

Subject to preferences that may be applicable to any then outstanding preferred shares, holders of Penguin Solutions Delaware common stock will be entitled to receive dividends, if any, as may be declared from time to time by the Penguin Solutions Delaware Board out of legally available funds. Dividends may be paid in cash, in property or in shares of Penguin Solutions Delaware’s capital stock. Declaration and payment of any dividend will be subject to the discretion of the Penguin Solutions Delaware Board. The time and amount of dividends will be dependent upon our results of operations, financial condition, contractual restrictions and capital requirements, the provisions of Delaware law affecting the payment of distributions to stockholders and any other factors the Penguin Solutions Delaware Board may consider relevant.

Liquidation

In the event of Penguin Solutions Delaware’s liquidation, dissolution or winding up, holders of Penguin Solutions Delaware common stock will be entitled to share ratably in the funds and net assets legally available for distribution to stockholders after the payment of all of Penguin Solutions Delaware’s debts and other liabilities and the satisfaction of any liquidation preference granted to the holders of any then outstanding shares of preferred stock, including, if applicable, the Penguin Solutions Delaware convertible preferred stock.

Pre-Emptive, Redemption and Similar Rights

Holders of shares of Penguin Solutions Delaware common stock will not have pre-emptive, subscription, or redemption rights. There will be no redemption or sinking fund provisions applicable to Penguin Solutions Delaware’s common stock.

Fully Paid and Non-Assessable

All of the outstanding Penguin Solutions Delaware common stock will be fully paid and non-assessable.

Preferred Stock

General

The Penguin Solutions Delaware amended and restated certificate of incorporation will authorize the Penguin Solutions Delaware Board to issue preferred stock in one or more series and to determine the preferences, limitations and relative rights of any shares of preferred stock that it shall choose to issue, without vote or action by the stockholders. Pursuant to this authority, the Penguin Solutions Delaware Board will create a series of 200,000 shares of preferred stock of Penguin Solutions Delaware having a par value of $0.03 per share, designated as convertible preferred stock, which will have the rights, preferences, powers, privileges, designations and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences provided for under Delaware law and the Certificate of Designation.

Penguin Solutions Delaware Convertible Preferred Stock

This section describes the rights of the Penguin Solutions Delaware convertible preferred stock as set forth in the Certificate of Designation which is attached to this proxy statement as Annex E. Subject to certain protective provisions set forth in the Certificate of Designation, the Penguin Solutions Delaware Board may authorize the issuance and sale of additional shares of preferred stock of Penguin Solutions Delaware from time to time, including shares of Penguin Solutions Delaware convertible preferred stock. Holders of Penguin Solutions Delaware convertible preferred stock will not have preemptive rights, which means they will have no right under the Penguin Solutions Delaware amended and restated certificate of incorporation, Penguin Solutions Delaware amended and restated bylaws, or Delaware law to acquire any additional Penguin Solutions Delaware convertible preferred stock that may be issued by Penguin Solutions Delaware at a subsequent date. Such holders may, however, withhold their consent to the issuance of such additional shares in accordance with the terms of the Certificate of Designation.

Ranking

Penguin Solutions Delaware convertible preferred stock will rank, with respect to dividend rights and rights upon voluntary or involuntary liquidation, dissolution or winding up of Penguin Solutions Delaware’s affairs;

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senior to all classes or series of Penguin Solutions Delaware common stock and all classes or series of Penguin Solutions Delaware capital stock now or hereafter authorized, issued or outstanding expressly designated as ranking junior to shares of Penguin Solutions Delaware convertible preferred stock;

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on parity with any other class or series of Penguin Solutions Delaware capital stock expressly designated as ranking on parity with shares of Penguin Solutions Delaware convertible preferred stock; and

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junior to any other class or series of Penguin Solutions Delaware capital stock expressly designated as ranking senior to Penguin Solutions Delaware convertible preferred stock, none of which exists on the date hereof.

The term “capital stock” does not include convertible or exchangeable debt securities. Shares of Penguin Solutions Delaware convertible preferred stock will also rank junior in right of payment to our other existing and future debt obligations.

Dividends

Subject to the preferential rights of the holders of any class or series of Penguin Solutions Delaware capital stock ranking senior to shares of Penguin Solutions Delaware convertible preferred stock with respect to dividend rights, holders of shares of Penguin Solutions Delaware convertible preferred stock will be entitled to receive, when, as and if authorized by the Penguin Solutions Delaware Board and declared by Penguin Solutions Delaware, out of funds legally available for the payment of dividends, cumulative cash dividends at the rate of 6.000% per annum on the sum of (i) the original issue price thereof, plus (ii) any compound dividends thereon. No dividend may be declared by the Penguin Solutions Delaware Board in respect of the shares of Penguin Solutions Delaware convertible preferred stock unless paid immediately in cash.

Dividends on shares of Penguin Solutions Delaware convertible preferred stock will accrue daily and, assuming the Transaction is completed on the Completion Date, will be cumulative from and after the Completion Date and will be payable in cash quarterly in arrears on or about the 15th day of February, May, August and November of each year commencing on August 15, 2025 (each, a “Dividend Payment Date”); provided, however, that if such day is not a business day, then the dividend may be paid on the next succeeding business day. The term “business day” means each day on which commercial banking institutions in New York, New York, San Jose, California, and Seoul, the Republic of Korea are open for business.

The amount of any dividend payable on shares of Penguin Solutions Delaware convertible preferred stock for each dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months. A “dividend period” is, other than in the case of the initial dividend period, the respective period commencing on and including each Dividend Payment Date and ending on, and including, the calendar day preceding the next Dividend Payment Date. Assuming the Transaction is completed on the Completion Date, the initial dividend period will commence on the Completion Date and will conclude on August 14, 2025. An amount equal to the accrued but unpaid dividends owed to former holders of Penguin Solutions Cayman convertible preferred shares prior to the Completion Date will be added to the amount of the dividend paid on the initial dividend payment date. Dividends will be payable to holders of record of shares of Penguin Solutions Delaware convertible preferred stock as they appear in the Penguin Solutions Delaware stock records at the close of business on the applicable record date, which will be February 1, May 1, August 1 and November 1, or such other record date designated by the Penguin Solutions Delaware Board as the record date for the payment of dividends that does not precede the date upon which the resolution fixing such date is adopted and is not more than 60 days prior to the applicable Dividend Payment Date.

Dividends on shares of Penguin Solutions Delaware convertible preferred stock will accrue whether or not:

•	there are funds legally available for the payment of those dividends; or

•	those dividends are authorized or declared.

Without the prior written consent of the holders of at least two-thirds (2/3rds) of the then-outstanding shares of Penguin Solutions Delaware convertible preferred stock, Penguin Solutions Delaware will not be permitted to declare or pay any dividend on any shares of Penguin Solutions Delaware other than shares of Penguin Solutions Delaware convertible preferred stock.

The foregoing sentence, however, will not prohibit (i) dividends on shares of Penguin Solutions Delaware common stock paid solely in additional shares of Penguin Solutions Delaware common stock (provided that holders of shares of Penguin Solutions Delaware convertible preferred stock participate in such dividends on an as-converted basis) or (ii) payment of cash in lieu of fractional shares issued upon conversion of options or convertible securities.

Access to the funds necessary to make dividends or other distributions to our stockholders, or to redeem or repurchase shares of Penguin Solutions Delaware capital stock, including shares of Penguin Solutions Delaware convertible preferred stock, will be subject to the limitations contained in our Credit Agreement. Consequently, our capacity to take any of these actions may be subject to dollar caps or may only be permissible if we are below leverage ratio thresholds. Our capacity for such transactions may be further reduced during the continuance of certain events of default under the Credit Agreement. In addition, in the event of a default under the Credit Agreement, Penguin Solutions Cayman would be unable to borrow under the revolving credit facilities and any amounts it had borrowed thereunder could become immediately due and payable. The agreements governing Penguin Solutions Delaware’s future debt instruments may also include restrictions on its ability to pay dividends to holders or make redemptions of shares of Penguin Solutions Delaware convertible preferred stock.

Liquidation Preference

Upon any voluntary or involuntary liquidation, dissolution or winding up of Penguin Solutions Delaware’s affairs, before any distribution or payment will be made to holders of Penguin Solutions Delaware common stock or any other class or series of Penguin Solutions Delaware capital stock ranking, as to rights upon any voluntary or involuntary liquidation, dissolution or winding up of our affairs, junior to Penguin Solutions Delaware convertible preferred stock, the holders of shares of Penguin Solutions Delaware convertible preferred stock will be entitled to be paid out of Penguin Solutions Delaware’s assets legally available for distribution to stockholders, after payment of or provision for Penguin Solutions Delaware’s debts and other liabilities (including any class or series of capital stock ranking, as to rights upon any voluntary or involuntary liquidation, dissolution or winding up of our affairs, senior to shares of Penguin Solutions Delaware convertible preferred stock), a liquidation preference of the greater of (a) the amount such holder would receive had such holder converted their shares of Penguin Solutions Delaware convertible preferred stock to shares of Penguin Solutions Delaware common stock at the Conversion Price immediately prior to such voluntary or involuntary liquidation, dissolution or winding up and (b) such holder’s Liquidation Preference (as defined in the Certificate of Designation). If, upon Penguin Solutions Delaware’s voluntary or involuntary liquidation, dissolution or winding up, its available assets are insufficient to pay the full amount of the liquidating distributions on all outstanding shares of Penguin Solutions Delaware convertible preferred stock and the corresponding amounts payable on all shares of each other class or series of Penguin Solutions Delaware capital stock ranking, as to rights upon voluntary or involuntary liquidation, dissolution or winding up, on parity with shares of Penguin Solutions Delaware convertible preferred stock in the distribution of assets, then holders of shares of Penguin Solutions Delaware convertible preferred stock and each such other class or series of capital stock ranking, as to rights upon any voluntary or involuntary liquidation, dissolution or winding up, on parity with shares of Penguin Solutions Delaware convertible preferred stock will share ratably in any distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

Holders of shares of Penguin Solutions Delaware convertible preferred stock will be entitled to written notice of any distribution in connection with any voluntary or involuntary liquidation, dissolution or winding up of Penguin Solutions Delaware’s affairs not less than 10 days prior to the voluntary or involuntary liquidation, dissolution or winding up. After payment of the full amount of the liquidating distributions to which they are entitled, holders of shares of Penguin Solutions Delaware convertible preferred stock will have no right or claim to any of Penguin Solutions Delaware’s remaining assets. Each of (a) any transaction (or series of related transactions) following which the pre-transaction stockholders of Penguin Solutions Delaware no longer hold equity securities representing at least a majority of the voting power to elect the Penguin Solutions Delaware Board and (b) the sale, lease, exclusive license, or other disposition of all or substantially all the assets of Penguin Solutions Delaware and its subsidiaries, whether by purchase, and sale, merger, consolidation, or otherwise, will be deemed to constitute a liquidation, dissolution or winding up of Penguin Solutions Delaware’s affairs unless the holders of at least two-thirds (2/3rds) of the then outstanding shares of Penguin Solutions Delaware convertible preferred stock elect otherwise by written notice sent to Penguin Solutions Delaware at least 5 days prior to the effective date of any such event.

Redemption Right

Beginning on December 13, 2029 and provided that all authorizations or approvals necessary to enable holders of Penguin Solutions Delaware convertible preferred stock to convert such shares into Penguin Solutions Delaware common stock, and for such holders to own such shares of Penguin Solutions Delaware common stock, have been obtained, Penguin Solutions Delaware may, at its option, if Penguin Solutions Delaware has funds legally available for the purpose of redemption, upon not fewer than 30 and not more than 60 days’ prior written notice, redeem all (and not less than all) outstanding shares of Penguin Solutions Delaware convertible preferred stock, at any time or from time to time, for cash at a redemption price of the Accumulated Stated Value (as defined in the Certificate of Designation), together with all accrued and unpaid dividends (whether or not declared) to the date of redemption, without interest, to the extent such accrued and unpaid dividends are not Compounded Dividends as of such time. Penguin Solutions Delaware will deliver notices of redemption not less than 30 nor more than 60 days prior to the redemption date. In addition to any information required by law or by the applicable rules of any exchange upon which Penguin Solutions Delaware convertible preferred stock may be listed or admitted to trading, each notice will state:

•	the redemption date;

•	the redemption price;

•	the Conversion Price (as defined below); and

•	that Penguin Solutions Delaware will redeem all shares of Penguin Solutions Delaware convertible preferred stock on the redemption date.

All shares of Penguin Solutions Delaware convertible preferred stock that are so redeemed will be automatically and immediately cancelled and retired and may not be reissued, sold or transferred.

Notwithstanding receipt of a redemption notice, each holder of Penguin Solutions Delaware convertible preferred stock shall have the ability to convert such holder’s Penguin Solutions Delaware convertible preferred stock into Penguin Solutions Delaware common stock based on the then-applicable Conversion Price prior to the redemption date.

Our Credit Agreement will contain limitations on our capacity to obtain cash from our subsidiaries to repurchase any shares of Penguin Solutions Delaware capital stock, subject to certain conditions set forth in the Credit Agreement.

Voluntary Conversion

At any time and from time to time, each holder of Penguin Solutions Delaware convertible preferred stock will have the right to convert any number or all of the Penguin Solutions Delaware convertible preferred stock held by such holder into Penguin Solutions Delaware common stock.

To effect such a voluntary conversion, a holder of Penguin Solutions Delaware convertible preferred stock must provide written notice to Penguin Solutions Delaware’s transfer agent indicating the number of Penguin

Solutions Delaware convertible preferred stock they wish to convert and, if applicable, any event on which such conversion is contingent. This notice must include the holder’s name or the names of any nominees in whose name the shares of Penguin Solutions Delaware common stock are to be issued. The conversion is effective at the close of business on the day the notice is received by the transfer agent, or once all contingent events (if any) have occurred, whichever is later, and at such time the shares of Penguin Solutions Delaware common stock issuable upon such conversion are deemed to be outstanding. Penguin Solutions Delaware will then register the holder or their nominees as the official holders of the full number of shares of Penguin Solutions Delaware common stock issued upon conversion and will pay cash for any fractional shares that would otherwise be issued, as described below.

The number of shares of Penguin Solutions Delaware common stock into which each share Penguin Solutions Delaware convertible preferred stock will be convertible is equal to the quotient obtained by dividing (i) the product of (a) the number of shares of Penguin Solutions Delaware convertible preferred stock to be converted multiplied by (b) the sum of (1) the Accumulated Stated Value (as defined in the Certificate of Designation) and (2) accumulated Compounded Dividends (as defined in the Certificate of Designation), and (3) all accrued and unpaid dividends (whether or not declared) up to but excluding the date of conversion, by (ii) the Conversion Price in effect at the time of conversion. The “Conversion Price” will initially equal $32.80784 per share and is subject to adjustment as described below.

The Conversion Price will be subject to pro rata adjustments for any subdivisions of the outstanding shares of Penguin Solutions Delaware common stock, combination or consolidation of the outstanding shares of Penguin Solutions Delaware common stock, dividends or other distributions payable in shares of Penguin Solutions Delaware common stock to holders of Penguin Solutions Delaware common stock as follows:

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if Penguin Solutions Delaware effects a subdivision of the outstanding shares of Penguin Solutions Delaware common stock, the Conversion Price in effect immediately before the subdivision shall be proportionately decreased such that the number of shares of Penguin Solutions Delaware common stock issuable upon conversion of each shares of Penguin Solutions Delaware convertible preferred stock increases in proportion to the increase in the total number of shares of Penguin Solutions Delaware common stock outstanding;

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if Penguin Solutions Delaware combines or consolidates the outstanding shares of Penguin Solutions Delaware common stock, the Conversion Price in effect immediately before the combination or consolidation shall be proportionately increased such that the number of shares of Penguin Solutions Delaware common stock issuable upon conversion of each share of Penguin Solutions Delaware convertible preferred stock decreases in proportion to the decrease in the total number of shares of Penguin Solutions Delaware common stock outstanding; and

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if Penguin Solutions Delaware makes or issues, or fixes a record date for, a dividend or other distribution payable in shares of Penguin Solutions Delaware common stock to holders of shares of Penguin Solutions Delaware common stock, the Conversion Price shall be adjusted by multiplying the Conversion Price in effect immediately before such event by a fraction, the numerator of which is the total number of shares of Penguin Solutions Delaware common stock outstanding immediately prior to such event, and the denominator of which is the sum of (a) the total number of shares of Penguin Solutions Delaware common stock outstanding immediately prior to such event plus (b) the number of shares of Penguin Solutions Delaware common stock issuable in payment of such dividend or distribution.

Mandatory Conversion

Effective as of the Mandatory Conversion Time (as defined below) and provided that the Mandatory Conversion Conditions (as defined below) have been satisfied, Penguin Solutions Delaware shall be entitled to require all (but not less than all) outstanding Penguin Solutions Delaware convertible preferred stock to be converted into Penguin Solutions Delaware common stock at the Conversion Price in effect immediately prior to such conversion.

The “Mandatory Conversion Time” means a date following December 13, 2026 upon which the daily volume weighted average price of Penguin Solutions Delaware common stock on each day of any 15 consecutive trading day period following December 13, 2026 (ending on the trading day immediately prior to delivery of a Mandatory Conversion Notice) equals or exceeds 150% of the Conversion Price.

The “Mandatory Conversion Conditions” are as follows: (i) all authorizations or approvals necessary to enable holders of Penguin Solutions Delaware convertible preferred stock to convert such shares into Penguin Solutions Delaware common stock, and for such holders to own such shares of Penguin Solutions Delaware common stock, have been obtained, (ii) an effective shelf registration statement covers the resale of Penguin Solutions Delaware common stock issued upon conversion and (iii) such Penguin Solutions Delaware common stock are listed on Nasdaq or, in certain scenarios, the New York Stock Exchange or both such exchanges.

Penguin Solutions Delaware shall provide written notice of a mandatory conversion (a “Mandatory Conversion Notice”) no later than 10 business days following the Mandatory Conversion Time. The Mandatory Conversion Notice must state:

•	that Penguin Solutions Delaware has exercised its mandatory conversion right;

•	the date of the Mandatory Conversion Time and the date for settlement of such mandatory conversion;

•	the Conversion Price at the Mandatory Conversion Time; and

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a certification that all authorizations or approvals necessary to enable holders of Penguin Solutions Delaware convertible preferred stock to convert such shares into Penguin Solutions Delaware common stock, and for such holders to own such shares of Penguin Solutions Delaware common stock, have been obtained.

As soon as practicable following the Mandatory Conversion Notice, Penguin Solutions Delaware will register the Penguin Solutions Delaware common stock due upon conversion to each holder or their respective nominee(s) and deliver to such holders cash in lieu of fractional shares otherwise issuable upon such conversion. Penguin Solutions Delaware cannot exercise its mandatory conversion right in respect of any Penguin Solutions Delaware convertible preferred stock as to which a redemption notice has been duly delivered.

No Maturity, Sinking Fund or Mandatory Redemption

Penguin Solutions Delaware convertible preferred stock will have no maturity date and Penguin Solutions Delaware will not be required to redeem Penguin Solutions Delaware convertible preferred stock at any time. Accordingly, Penguin Solutions Delaware convertible preferred stock will remain outstanding indefinitely, unless Penguin Solutions Delaware decides, at its option, to exercise its redemption right or mandatory conversion right, or holders of Penguin Solutions Delaware convertible preferred stock exercise their voluntary conversion right. Shares of Penguin Solutions Delaware convertible preferred stock will not be subject to any sinking fund.

Voting Rights

Holders of Penguin Solutions Delaware convertible preferred stock will have the voting rights set forth in the Certificate of Designation relating to such shares and attached to this proxy statement as Annex E.

Except as prohibited by applicable law, each holder of Penguin Solutions Delaware convertible preferred stock will be entitled to (i) vote as a single class with the holders of Penguin Solutions Delaware common stock on all matters submitted for a vote of holders of Penguin Solutions Delaware common stock, (ii) in connection with such vote, vote a number of votes equal to the largest number of whole Penguin Solutions Delaware common stock in which all Penguin Solutions Delaware convertible preferred stock held of record by such holder could then have been converted pursuant to the conversion procedures described above at the applicable record date for such vote or, absent such a record date, at the date such vote is taken, and (iii) receive notice of and attend all stockholders’ meetings (or receive notice of proposed action by written resolutions and the right to provide or withhold consent) and receive copies of all notices and other materials sent by Penguin Solutions Delaware to its holders of Penguin Solutions Delaware common stock relating to such meetings.

For so long as SK Telecom Co., Ltd. (“SKT”) or its subsidiaries or affiliates together beneficially own Penguin Solutions Delaware convertible preferred stock (and Penguin Solutions Delaware common stock issued with respect thereto) representing at least 5% of Penguin Solutions Delaware common stock then outstanding, calculated on a fully-diluted basis (such period, the “Director Period”), SKT and its affiliates that hold Penguin Solutions Delaware convertible preferred stock, acting together, may nominate to be elected or appointed to the Penguin Solutions Delaware Board: (i) one director, if the total number of directors is 11 or fewer, and (ii) two directors, if the total number of directors is 12 or greater (any such director, an “Investor Designee”), provided that each such director meets customary qualification requirements and is reasonably acceptable to the Penguin Solutions Delaware Board at the time of his or her designation. The rights of SKT and its affiliates with respect to the Investor Designees may not be transferable to a third party without Penguin Solutions Delaware’s prior written consent.

During the Director Period (i) the Penguin Solutions Delaware Board shall nominate the Investor Designee(s) or their designated successors for appointment or re-appointment at the applicable stockholder meetings and use commercially reasonable efforts to cause such Investor Designees to be appointed or re-appointed, (ii) Penguin Solutions Delaware shall use reasonable best efforts to cause the appointment of each Investor Designee, including voting all unrestricted proxies in their favor and recommending approval of their appointment, and (iii) neither Penguin Solutions Delaware nor the Penguin Solutions Delaware Board will decrease the size of the Penguin Solutions Delaware Board if such decrease would require an Investor Designee to resign.

If an Investor Designee resigns, is removed, or otherwise vacates his or her office as a director during the Director Period, SKT and its affiliates that hold Penguin Solutions Delaware convertible preferred stock, acting together, will have the right to select a replacement Investor Designee subject to the requirements set forth above. Subject to compliance with the foregoing sentence, the Penguin Solutions Delaware Board will be required to appoint such replacement to serve the remaining term of the departing Investor Designee within 20 days following receipt of such replacement’s name and relevant background information.

In addition, so long as any shares of Penguin Solutions Delaware convertible preferred stock remain outstanding, Penguin Solutions Delaware will not, without the prior written consent or affirmative vote of the holders of at least two-thirds (2/3rds) of the then-outstanding Penguin Solutions Delaware convertible preferred stock:

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amend, alter or repeal any provision of the Penguin Solutions Delaware amended and restated certificate of incorporation (or any certificate of designation relating to any series of preferred stock), as then in effect, in a manner adverse to the powers, rights, preferences, restrictions or privileges of the Penguin Solutions Delaware convertible preferred stock;

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(i) issue Penguin Solutions Delaware convertible preferred stock (or securities convertible into or exercisable or exchangeable therefore); (ii) increase the authorized number of Penguin Solutions Delaware convertible preferred stock; (iii) reclassify any Penguin Solutions Delaware common stock or preferred stock to give such shares priority as to dividends, assets, or property superior to any existing series of preferred stock; or (iv) create, authorize, increase the authorized amount of, or issue (A) any class or series of shares that have, or any security convertible into or exercisable or exchangeable for any class or series of shares where the underlying shares have, rights, preferences or privileges that are senior to, superior to, or on parity, in any respect, with the Penguin Solutions Delaware convertible preferred stock (other than solely because the Penguin Solutions Delaware convertible preferred stock vote with or participate in dividends and distributions with Penguin Solutions Delaware common stock on an as-converted basis) or (B) any class or series of shares that provide for, or any security convertible into or exercisable or exchangeable for any class or series of shares where the underlying shares provide for, mandatory redemption or repurchase of such shares by Penguin Solutions Delaware (other than conversion of such shares into Penguin Solutions Delaware common stock deemed to be a repurchase of such converted shares); or

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(i) declare or pay any dividend on, (ii) purchase, redeem or otherwise acquire, or (iii) otherwise make any distribution with respect to, any shares of Penguin Solutions Delaware (other than Penguin Solutions Delaware convertible preferred stock), except for dividends on Penguin Solutions Delaware common stock paid solely in additional Penguin Solutions Delaware common stock (provided, that the Penguin Solutions Delaware convertible preferred stock participate in such dividend on an as-converted basis); provided that no such consent shall be required for (x) purchases, redemptions, repurchases or other acquisitions of shares of Penguin Solutions Delaware common stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors, managers or consultants of or to Penguin Solutions Delaware or its subsidiaries, (y) repurchases of Penguin Solutions Delaware common stock in cash provided the amount paid by Penguin Solutions Delaware therefor does not exceed $20 million during any twelve month period; or (z) payment of cash in lieu of fractional shares issued upon conversion of options or convertible securities.

Notwithstanding any provisions to the contrary in the Penguin Solutions Delaware amended and restated certificate of incorporation or amended and restated bylaws, the holders of shares of Penguin Solutions Delaware convertible preferred stock will be permitted to act by written consent.

In addition, for so long as SKT or its subsidiaries or affiliates together beneficially own Penguin Solutions Delaware convertible preferred stock (or Penguin Solutions Delaware common stock issued with respect thereto) representing at least 7.5% of the issued and outstanding shares of Penguin Solutions Delaware common stock, calculated on a fully-diluted basis, Penguin Solutions Delaware shall not, without the prior written consent or waiver of SKT or such subsidiaries or affiliates or the approval of the Penguin Solutions Delaware Board (including the vote or consent of each Investor Designee), incur, assume or otherwise become liable for Indebtedness (as defined in the Certificate of Designation) if, as a result thereof, the Total Leverage Ratio (as defined in the Certificate of Designation) would exceed 5.00 to 1.00 as of the last day of any fiscal quarter of Penguin Solutions Delaware.

Listing

We will not seek to list the Penguin Solutions Delaware convertible preferred stock in connection with the Transaction.

Book-Entry Procedures

Penguin Solutions Delaware convertible preferred stock will only be issued via book-entry to the applicable account(s) registered in the name of the holders thereof.

Annual Stockholder Meetings

Penguin Solutions Delaware’s amended and restated bylaws will provide that annual stockholder meetings will be held at a date, place (if any) and time, as exclusively selected by the Penguin Solutions Delaware Board. To the extent permitted under applicable law, Penguin Solutions Delaware may, but is not obligated to, conduct meetings by remote communications, including by webcast.

Stock Exchange Listing

We will submit a notification form with Nasdaq and expect that, upon the consummation of the Transaction, the Penguin Solutions Delaware common stock will be listed on Nasdaq under the symbol “PENG,” the same symbol under which Penguin Solutions Cayman ordinary shares are currently listed.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock will be Computershare Trust Company, N.A. The transfer agent and registrar’s address is 250 Royall Street, Canton, Massachusetts 02021.

Anti-Takeover Effects of Provisions of the Penguin Solutions Delaware Certificate of Incorporation and Bylaws and Delaware Law

The DGCL contains and Penguin Solutions Delaware’s amended and restated certificate of incorporation and amended and restated bylaws will contain provisions that may delay, defer, or discourage another party from acquiring control of Penguin Solutions Delaware. We expect that these provisions, which are summarized below, will discourage coercive takeover practices or inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of Penguin Solutions Delaware to first negotiate with the Penguin Solutions Delaware Board, which we believe may result in an improvement of the terms of any such acquisition in favor of Penguin Solutions Delaware stockholders. However, they will also give the Penguin Solutions Delaware Board the power to discourage acquisitions that some stockholders may favor. Please see “Risk Factors.” These provisions will replace and substitute applicable Cayman Islands law and it cannot be predicted whether they will make an acquisition more or less likely compared to those provisions.

Delaware Anti-Takeover Statute

Penguin will be subject to Section 203 of the DGCL, which prohibits persons deemed “interested stockholders” from engaging in a “business combination” with a publicly-held Delaware corporation for three years following the date these persons become interested stockholders unless the business combination is, or the transaction in which the person became an interested stockholder was, approved in a prescribed manner or another prescribed exception applies. Generally, an “interested stockholder” is a person who, together with affiliates and associates, owns, or within three years prior to the determination of interested stockholder status did own, 15% or more of the voting power of a corporation’s voting stock and a “business combination” includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. The existence of this provision may have an anti-takeover effect with respect to transactions not approved in advance by the Penguin Solutions Delaware Board, such as discouraging takeover attempts that might result in a premium over the market price of the Penguin Solutions Delaware common stock.

Undesignated Preferred Stock

The ability to issue undesignated preferred stock will make it possible for the Penguin Solutions Delaware Board to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to change control of Penguin Solutions Delaware. These and other provisions may have the effect of deterring hostile takeovers or delaying changes in control or management of Penguin Solutions Delaware.

Stockholder Action and Special Stockholder Meetings

Penguin Solutions Delaware’s amended and restated certificate of incorporation will provide that except as otherwise provided in the amended and restated certificate of incorporation or in the applicable certificate of designation related to any series of preferred stock (including the Penguin Solutions Delaware convertible preferred stock) any action required or permitted to be taken by its stockholders must be effected at a duly called annual or special meeting of its stockholders and may not be effected by any consent in writing by its stockholders. Penguin Solutions Delaware’s amended and restated certificate of incorporation will further provide, subject to the special rights of the holders of one or more outstanding series of preferred stock (including the holders of Penguin Solutions Delaware convertible preferred stock), that special meetings of its stockholders may be called only by or at the direction of the Penguin Solutions Delaware Board, the Chairperson of the Penguin Solutions Delaware Board or Penguin Solutions Delaware’s Chief Executive Officer or President, thus prohibiting a stockholder (in his, her or its capacity as a stockholder) from calling a special meeting. These provisions might delay the ability of Penguin Solutions Delaware stockholders to force consideration of a proposal or for stockholders to take any action, including the removal of directors.

Advance Notice Requirements for Stockholder Proposals and Director Nominations

Penguin Solutions Delaware’s amended and restated bylaws will provide advance notice procedures for stockholders seeking to bring business before Penguin Solutions Delaware’s annual meeting of stockholders or to nominate candidates for election as directors at Penguin Solutions Delaware’s annual meeting of stockholders. Penguin Solutions Delaware’s amended and restated bylaws will also specify certain requirements regarding the form and content of a stockholder’s notice. These provisions might preclude Penguin Solutions Delaware stockholders from bringing matters before the annual meeting of stockholders or from making nominations for directors at the annual meeting of stockholders if the proper procedures are not followed. We expect that these provisions might also discourage or deter a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to obtain control of Penguin Solutions Delaware.

Supermajority Requirements for Certain Amendments of Penguin Solutions Delaware’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws

Certain amendments to Penguin Solutions Delaware’s amended and restated certificate of incorporation will require the approval of 66-2/3% of the voting power of all then-outstanding shares of Penguin Solutions Delaware entitled to vote thereon, voting together as a single class.

Composition of the Board of Directors; Election and Removal of Directors; Filling Vacancies

The Penguin Solutions Delaware Board will determine from time to time by resolution the total number of directors that will constitute the whole board of directors. Subject to the special rights of the holders of one or more outstanding series of preferred stock to elect directors (including the Penguin Solutions Delaware convertible preferred stock), in any election of directors at a duly called or convened meeting of stockholders at which a quorum is present, a director nominee for the Penguin Solutions Delaware Board will be elected by the affirmative vote of a plurality of the votes cast with respect to such director. An incumbent director who is nominated for an election and fails to receive a plurality of the votes present and voting for such director’s re-election would be expected to tender their resignation to Penguin Solutions Delaware.

Subject to the special rights of the holders of one or more outstanding series of preferred stock to elect directors (including the holders of Penguin Solutions Delaware convertible preferred stock), the directors of Penguin Solutions Delaware shall be divided into three staggered classes, with each director assigned into one of the three classes and the directors in each such class serving initial terms expiring at the first, second, and third annual meetings of stockholders following the Completion Date, respectively, and subsequent terms expiring at the annual meeting of stockholders in the third year following the year of such directors’ respective elections. Additionally, subject to maintaining certain ownership thresholds, the holders of Penguin Solutions Delaware convertible preferred stock will have the right to nominate one director to the Penguin Solutions Delaware Board if the total number of directors of Penguin Solutions Delaware is eleven or less, and two directors if the total number of directors of Penguin Solutions Delaware is twelve or more.

The division of the Penguin Solutions Delaware Board into three classes with staggered three-year terms may delay or prevent stockholder efforts to effect a change of our management or a change in control. We expect that additional directorships resulting from an increase in the number of directors, if any, will be distributed among the three classes so that, as nearly as possible, each class shall consist of one third of the board of directors.

The amended and restated certificate of incorporation of Penguin Solutions Delaware will provide that, subject to the special rights of the holders of one or more outstanding series of preferred stock (including the Penguin Solutions Delaware convertible preferred stock) to elect directors, the directors of Penguin Solutions Delaware may be removed only for cause and only by the affirmative vote of the holders of at least 66-2/3% of the voting power of all then-outstanding voting stock entitled to vote at an election of directors. Furthermore, subject to (i) the special rights of the holders of one or more outstanding series of preferred stock to elect directors and (ii) the rights of Penguin Solutions Delaware stockholders to fill a vacancy created by the removal of a director at a meeting of stockholders held for that purpose, a majority of the Penguin Solutions Delaware Board will have the exclusive right to appoint a director to fill a vacancy created by the expansion of the Penguin Solutions Delaware Board or the resignation, death or removal of a director. This system of electing and removing directors and filling vacancies may tend to discourage a third party from making a tender offer or otherwise attempting to obtain control of Penguin Solutions Delaware, because it generally makes it more difficult for stockholders to replace a majority of the directors.

Choice of Forum

The Penguin Solutions Delaware amended and restated certificate of incorporation will provide that, except for claims for which the U.S. federal courts have jurisdiction, unless Penguin Solutions Delaware consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware will be the exclusive forum for: any derivative action, suit or proceeding brought on Penguin Solutions Delaware’s behalf; any action, suit or proceeding asserting a claim of a breach of fiduciary duty; any action, suit or proceeding arising pursuant to the DGCL, its amended and restated certificate of incorporation or amended and restated bylaws; or any action asserting a claim against Penguin Solutions Delaware that is governed by the internal affairs doctrine. Although the Penguin Solutions Delaware amended and restated certificate of incorporation will contain the choice of forum provision described above, it is possible that a court could find that such a provision is inapplicable for a particular claim or action or that such provision is unenforceable.

Limitations of Liability and Indemnification Matters

Penguin Solutions Delaware’s amended and restated certificate of incorporation will provide that Penguin Solutions Delaware shall have the power to provide rights to indemnification and advancement of expenses to, among others, its current and former directors and officers. The DGCL provides that the certificate of incorporation may not eliminate or limit the liability of:

•	a director or officer for any breach of the director or officer’s duty of loyalty to Penguin Solutions Delaware or its stockholders;

•	a director or officer for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•	a director pursuant to Section 174 of the DGCL;

•	a director or officer for any transaction from which the director or officer derived an improper personal benefit; or

•	an officer in any action by or in the right of Penguin Solutions Delaware.

Penguin Solutions Delaware’s amended and restated bylaws will provide that Penguin Solutions Delaware must indemnify its directors and officers to the fullest extent permitted by law. Penguin Solutions Delaware will also be required to advance certain expenses (including attorneys’ fees) to its directors and officers and is expressly authorized to carry directors’ and officers’ insurance providing indemnification for its directors and officers for some liabilities. Penguin Solutions Cayman has entered into agreements to indemnify the Penguin Solutions Cayman directors and executive officers and Penguin Solutions Delaware expects to enter into agreements to indemnify the Penguin Solutions Delaware directors and executive officers as determined by the Penguin Solutions Delaware Board. With specified exceptions, these agreements provide for indemnification for related expenses, including, among other things, attorneys’ fees, judgments, fines and settlement amounts actually and reasonably incurred by any of these individuals in any action or proceeding to the fullest extent permitted by applicable law. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. Penguin Solutions Delaware will also maintain directors’ and officers’ liability insurance.

The limitation of liability and indemnification provisions in the Penguin Solutions Delaware amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against Penguin Solutions Delaware directors and officers for any breach of fiduciary duty. They may also reduce the likelihood of derivative litigation against Penguin Solutions Delaware directors and officers, even though an action, if successful, might benefit Penguin Solutions Delaware and its stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent that Penguin Solutions Delaware pays the costs of settlement and damages.

Investor Agreement

In connection with the Scheme of Arrangement, we expect that the existing Investor Agreement (the “Investor Agreement”), dated December 13, 2024, by and between Penguin Solutions Cayman and Astra AI Infra LLC, a Delaware limited liability company and wholly-owned subsidiary of SKT (generally referenced together with SKT and its subsidiaries and affiliates in this subsection as “SKT” for convenience) providing for certain rights and restrictions relating to SKT’s investment in Penguin Solutions Cayman’s convertible preferred shares will be amended and assumed by Penguin Solutions Delaware such that the existing rights and restrictions will apply in respect of SKT’s holdings of Penguin Solutions Delaware convertible preferred stock following consummation of the Transaction.

Standstill

The Investor Agreement contains a standstill restriction that we expect, subject to certain exceptions, will, following the assumption of the Investor Agreement by Penguin Solutions Delaware, restrict SKT and its affiliates from acquiring additional Penguin Solutions Delaware common stock or other securities exercisable into Penguin Solutions Delaware common stock, making tender offers or similar offers for shares of Penguin Solutions Delaware common stock, or engaging in certain other activities that could lead to a change of control of Penguin Solutions Delaware, in each case without the approval of Penguin Solutions Delaware or the Penguin Solutions Delaware Board. The standstill will remain in place until the later of (i) December 13, 2025 or (ii) 30 days after no Investor Designee (as defined in the Investor Agreement) serves on the Penguin Solutions Delaware Board.

Restrictions on Transfer

The Investor Agreement contains a “lock-up” period during which we expect, following the assumption of the Investor Agreement by Penguin Solutions Delaware, neither SKT nor its affiliates will be permitted to dispose of their shares of Penguin Solutions Delaware convertible preferred stock or certain shares of Penguin Solutions Delaware common stock acquired by them, in each case without the approval of a majority of the directors of the Penguin Solutions Delaware Board (exclusive of the vote of the director designee of SKT). We expect the initial lock-up term will last until December 13, 2025; certain restrictions on the volume of certain dispositions of shares of Penguin Solutions Delaware convertible preferred stock to certain parties last until December 13, 2026.

Voting Requirements

Pursuant to the voting requirements contained in the Investor Agreement, we expect SKT and its affiliates will be required, following the assumption of the Investor Agreement by Penguin Solutions Delaware, (i) for so long as the standstill is in effect, to vote their shares of Penguin Solutions Delaware convertible preferred stock in accordance with the recommendation of the Penguin Solutions Delaware Board and (ii) for so long as the shares of Penguin Solutions Delaware convertible preferred stock purchased by SKT remain outstanding, to vote such shares of Penguin Solutions Delaware convertible preferred stock in accordance with the recommendation of the Penguin Solutions Delaware Board on all matters for which the shares of Penguin Solutions Delaware convertible preferred stock are entitled to vote as a separate class and for which their prior consent is not required pursuant to the Certificate of Designation.

Investor Designees

The Investor Agreement contains additional terms governing the Investor Designees consistent with those discussed above in “—Voting Rights”.

Participation Rights

We expect the Investor Agreement will provide, following its assumption by Penguin Solutions Delaware, SKT and its affiliates owning Penguin Solutions Delaware convertible preferred stock the right to purchase a portion of certain new securities issued by Penguin Solutions Delaware as required to maintain their ownership of Penguin Solutions Delaware on a fully diluted basis. Such new securities are expected to be made available for purchase by SKT and its affiliates on the same terms and conditions applicable to, and for the same price paid by, the purchaser(s) in such issuance of new securities.

Registration Rights

We expect that the Investor Agreement will provide, following its assumption by Penguin Solutions Delaware, that Penguin Solutions Delaware shall, no later than September 13, 2025, file a shelf registration statement covering, among other things, the resale of Penguin Solutions Delaware common stock issued upon the conversion of SKT’s Penguin Solutions Delaware convertible preferred stock, or certain other securities issued in respect of SKT’s Penguin Solutions Delaware convertible preferred stock. Subject to certain limitations, we anticipate SKT may then deliver take-down notices to Penguin Solutions Delaware indicating that it will sell, pursuant to either an underwritten or non-underwritten offering, certain of the securities covered by the shelf registration statement. We expect that SKT will also be entitled to make certain requests for demand registrations, and will have certain “piggyback” rights to include its registrable securities in certain registration statements filed by Penguin Solutions Delaware.

Information Rights

We expect that the Investor Agreement will provide, following its assumption by Penguin Solutions Delaware, that Penguin Solutions Delaware shall, at SKT’s written request and subject to certain exceptions, give SKT reasonable access to the books, records and financial information relating to the operations of Penguin Solutions Delaware and its subsidiaries, to the extent reasonably requested by SKT in connection with the preparation of SKT’s financial statements or tax returns, or as required in connection with SKT’s compliance with its obligations under applicable laws and regulations relating to foreign exchange transactions.

COMPARISON OF RIGHTS OF CAYMAN ISLANDS SHAREHOLDERS AND DELAWARE STOCKHOLDERS

Your rights as a shareholder of Penguin Solutions Cayman and the powers of the Penguin Solutions Cayman Board are governed by Cayman Islands law and the Penguin Solutions Cayman Articles and the certificate of designation governing the Penguin Solutions Cayman convertible preferred shares (the “Penguin Solutions Cayman Certificate of Designation”). As a result of the Scheme of Arrangement, you will become a stockholder of Penguin Solutions Delaware, and your rights and the powers of the Penguin Solutions Delaware Board will be governed by Delaware law and Penguin Solutions Delaware’s amended and restated certificate of incorporation, the Certificate of Designation and amended and restated bylaws as they will be in effect upon the completion of the Scheme of Arrangement.

Many of the principal attributes of Penguin Solutions Cayman’s shares and Penguin Solutions Delaware’s shares of stock will be substantially the same. However, there are differences between what your rights are under Cayman Islands law and what they will be after the Scheme of Arrangement under Delaware law. In addition, there are differences between the Penguin Solutions Cayman Articles and Penguin Cayman Certificate of Designation and Penguin Solutions Delaware’s amended and restated certificate of incorporation, Certificate of Designation and amended and restated bylaws as they will be in effect after the Scheme of Arrangement, especially as it relates to changes (i) that are required by Delaware law (i.e., certain provisions of the Penguin Solutions Cayman Articles and Penguin Solutions Cayman Certificate of Designation were not replicated in the Penguin Solutions Delaware amended and restated certificate of incorporation, Certificate of Designation and amended and restated bylaws because Delaware law would not permit such replication, and certain provisions were included in the Penguin Solutions Delaware amended and restated certificate of incorporation, Certificate of Designation and amended and restated bylaws although they were not in the Penguin Solutions Cayman Articles or Penguin Solutions Cayman Certificate of Designation because Delaware law requires such provisions to be included in the certificate of incorporation and bylaws of a Delaware corporation or to provide for provisions customarily provided in respect of publicly traded Delaware corporations), or (ii) that are necessary in order to preserve the current rights of shareholders of Penguin Solutions Cayman following the Scheme of Arrangement.

The following discussion is a summary of material changes in your rights resulting from the Scheme of Arrangement. This summary does not cover all of the differences between Cayman Islands law and Delaware law affecting companies and their shareholders or stockholders (as applicable) or all the differences between the Penguin Solutions Cayman Articles and Penguin Solutions Cayman Certificate of Designation, on the one hand, and Penguin Solutions Delaware’s amended and restated certificate of incorporation, Certificate of Designation and amended and restated bylaws, on the other hand. This summary is subject to and qualified in its entirety by the complete text of the relevant provisions of the Cayman Companies Act, the DGCL, the Penguin Solutions Cayman Articles, the Penguin Solutions Cayman Certificate of Designation and Penguin Solutions Delaware’s amended and restated certificate of incorporation, Certificate of Designation and amended and restated bylaws as they will be in effect after the Scheme of Arrangement.

The forms of Penguin Solutions Delaware’s amended and restated certificate of incorporation, Certificate of Designation and amended and restated bylaws as they will be in effect immediately following the Scheme of Arrangement becoming effective are attached as Annex D, E and F, respectively, to this proxy statement and are (or will be) available in electronic form for inspection on Penguin Solutions Cayman’s website at https://www.penguinsolutions.com/ until the conclusion of the Scheme Meeting. Except where otherwise indicated, the discussion of Penguin Solutions Delaware below reflects Penguin Solutions Delaware’s amended and restated certificate of incorporation, Certificate of Designation and amended and restated bylaws as those documents are expected to be in effect immediately following the Scheme of Arrangement becoming effective.

Provisions	Penguin Solutions Delaware	Penguin Solutions Cayman
Authorized Capital Stock or Share Capital

Penguin Solutions Delaware’s amended and restated certificate of incorporation will authorize 230,000,000 shares of capital stock, consisting of (a) 200,000,000 shares of common stock, par value $0.03 per share and (b) 30,000,000 shares of preferred stock, par value $0.03 per share.

Under Penguin Solutions Delaware’s amended and restated certificate of incorporation and subject to any additional requirements under the Certificate of Designation, the number of authorized shares of Penguin Solutions Delaware common stock and shares of Penguin Solutions Delaware convertible preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding plus, in the case of the common stock, the number of shares of common stock required to be reserved for the conversion of shares of Penguin Solutions Delaware convertible preferred stock) by the affirmative vote of the holders of a majority of the capital stock of Penguin Solutions Delaware entitled to vote. Under Delaware law, the number of authorized shares of Penguin Solutions Delaware common stock may alternatively be increased or decreased by an amendment to Penguin Solutions Delaware’s amended and restated certificate of incorporation if (i) at a stockholders meeting called to consider such amendment, a vote of the stockholders entitled to vote thereon, voting as a single class, is taken with respect to the proposed amendment, and the votes in favor exceed the votes against such amendment and (ii) Penguin Solutions Delaware satisfies the listing requirements of the national securities exchange on which the shares of common stock are listed following such amendment.

The Certificate of Designation will provide the Penguin Solutions Delaware Board with substantially the

Penguin Solutions Cayman is authorized to issue up to a maximum of 230,000,000 shares with a par value of $0.03 each, divided into the following classes: 200,000,000 ordinary shares of a nominal or par value of $0.03 each and 30,000,000 preferred shares of a nominal or par value of $0.03 each, whereby 200,000 of such preferred shares have been designated as convertible preferred shares.

Penguin Solutions Cayman has the authority, pursuant to the Penguin Solutions Cayman Articles, to increase its authorized but unissued share capital by ordinary resolution by creating additional Penguin Solutions Cayman shares of any class or series. An ordinary resolution of Penguin Solutions Cayman at a general meeting requires (i) a simple majority of the votes cast by shareholders in person or, where proxies are allowed, by proxy at a general meeting or (ii) the written consent of all shareholders entitled to vote at such general meeting.

Pursuant to the Penguin Solutions Cayman Certificate of Designation, the Penguin Solutions Cayman Board has the authority to increase or decrease the number of authorized convertible preferred shares of Penguin Solutions Cayman with the prior written consent of the holders of at least two-thirds (2/3rds) of the then outstanding convertible preferred shares; provided that the number of authorized convertible preferred shares may not (i) exceed the total number of authorized shares of the class or (ii) be less than the number of shares of the series then issued and outstanding.

Provisions	Penguin Solutions Delaware	Penguin Solutions Cayman
same authority, subject to substantially the same stockholder approval requirements, to increase or decrease the number of authorized shares of convertible preferred stock as currently provided under the Penguin Solutions Cayman Articles with respect to the convertible preferred shares of Penguin Solutions Cayman.

Outstanding Capital Stock or Share Capital

Shares of Penguin Solutions Delaware common stock and shares of Penguin Solutions Delaware convertible preferred stock will be issued in the Scheme of Arrangement. Holders of shares of Penguin Solutions Delaware common stock and shares of Penguin Solutions Delaware convertible preferred stock will be entitled to all of the respective rights and obligations provided to such holders under the DGCL, Penguin Solutions Delaware’s amended and restated certificate of incorporation, Penguin Solutions Delaware’s amended and restated bylaws and, in the case of shares of Penguin Solutions Delaware convertible preferred stock, the Certificate of Designation.

Assuming the Transaction had become effective as of the Voting Record Time, there would be 52,800,546 shares of Penguin Solutions Delaware common stock outstanding and 200,000 shares of Penguin Solutions Delaware convertible preferred stock outstanding.

As of the Voting Record Time, Penguin Solutions Cayman has 52,800,546 ordinary shares outstanding and 200,000 convertible preferred shares outstanding.

The shares within each class have identical rights in all respects and rank equally with the other shares in the same class and have the respective rights under Cayman Islands law, the Penguin Solutions Cayman Articles and the Penguin Solutions Cayman Certificate of Designation, as the case may be.

Designation of Preferred Stock	Penguin Solutions Delaware’s amended and restated certificate of incorporation will authorize the Penguin Solutions Delaware Board to issue shares of preferred stock in one (1) or more series without stockholder approval, and to determine the rights, preferences, powers, privileges, designations and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, of each series of preferred stock. The Penguin Solutions Delaware Board will be entitled, without Penguin Solutions

Pursuant to the Penguin Solutions Cayman Articles, the Penguin Solutions Cayman Board has the authority, without further action by the shareholders, to issue up to 30,000,000 preferred shares in one (1) or more series and to designate the price, rights, preferences, privileges and restrictions of such preferred shares, any or all of which may be greater than the rights of the Penguin Solutions Cayman ordinary shares.

Pursuant to the Penguin Solutions Cayman Articles, the Penguin Solutions

Provisions	Penguin Solutions Delaware	Penguin Solutions Cayman

Delaware stockholder approval, to issue shares of preferred stock with voting and conversion rights that could adversely affect the voting power of the holders of shares of common stock.

The Penguin Solutions Delaware Board will create a series of 200,000 shares of preferred stock of Penguin Solutions Delaware having a par value of $0.03 per share, designated as convertible preferred stock, which will be issued in the Scheme of Arrangement to existing holders of convertible preferred shares of Penguin Solutions Cayman and have the rights, preferences, powers, privileges, designations and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences provided for under Delaware law and the Certificate of Designation.

Cayman Board created, authorized and provided for the establishment, allotment and issuance of a series of preferred shares, par value $0.03 per share, of Penguin Solutions Cayman, designated as “Convertible Preferred Shares,” having the designations, powers, preferences, privileges and other rights, and qualifications, limitations and restrictions set forth under the Penguin Solutions Cayman Certificate of Designation.

Authority to Issue New Shares

The Penguin Solutions Delaware Board will have the authority, without Penguin Solutions Delaware stockholder approval except as required by law, stock exchange rules or the Certificate of Designation, to approve the issuance of shares of its capital stock up to the amount authorized but unissued in Penguin Solutions Delaware’s amended and restated certificate of incorporation. Under Delaware law, the directors may authorize capital stock to be issued for consideration consisting of cash, any tangible or intangible property or any benefit to the corporation or any combination thereof.

The Certificate of Designation will provide for substantially the same stockholder approval requirements for the issuance of shares of convertible preferred stock and preferred stock by Penguin Solutions Delaware as those set out in the Penguin Solutions Cayman Certificate of Designation with respect to the issuance of convertible preferred shares and preferred shares by Penguin Solutions Cayman.

As a matter of Cayman Islands law, the board of directors of a company may issue authorized but unissued new shares without shareholder approval once authorized to do so by the articles of association of the company. There is no time limit to this authority.

Subject to certain limitations under Cayman Islands law, the Penguin Solutions Cayman Articles authorize the Penguin Solutions Cayman Board, without obtaining any vote or consent of the holders of any class or series of shares unless expressly provided by the terms of that class or series of shares, to provide from time to time for the issuance of ordinary shares or other classes or series of shares and to establish the characteristics of each such other class or series, including the number of shares and their designations, powers, preferences, privileges and other rights, whether in regard to dividends, conversion, liquidation preference or otherwise, any or all of which may be greater than the powers and rights associated with the Penguin Solutions Cayman ordinary shares.

Provisions	Penguin Solutions Delaware	Penguin Solutions Cayman

The Penguin Solutions Cayman Certificate of Designation provides that any issuance of convertible preferred shares of Penguin Solutions Cayman (or securities convertible into and exercisable or exchangeable therefor) after the original issuance date will require the prior written consent of the holders of at least two-thirds (2/3rds) of the then outstanding convertible preferred shares. Additionally, pursuant to the Penguin Solutions Cayman Certificate of Designation, any issuance of any other series of preferred shares of Penguin Solutions Cayman will require the prior written consent of at least two-thirds (2/3rds) of the then outstanding convertible preferred shares and amendments to certain provisions of the Penguin Solutions Cayman Articles must be reasonably satisfactory to such holders.

Voting Rights

Under Penguin Solutions Delaware’s amended and restated certificate of incorporation, shares of Penguin Solutions Delaware common stock are entitled to one (1) vote per share as of the applicable record date for determining stockholders entitled to vote.

Under the Certificate of Designation, holders of shares of Penguin Solutions Delaware convertible preferred stock will be entitled to vote as a single class with the holders of shares of Penguin Solutions Delaware common stock on all matters submitted for a vote of holders of shares of Penguin Solutions Delaware common stock on an as-converted basis, unless otherwise required by law or Penguin Solutions Delaware’s amended and restated certificate of incorporation or the Certificate of Designation.

Except for the election of directors and for other matters that require a different vote under Delaware law or Penguin Solutions Delaware’s amended and restated certificate of incorporation, Certificate of Designation or amended and restated bylaws, Penguin Solutions

The holders of the Penguin Solutions Cayman ordinary shares will have one (1) vote for each share held on all matters to be voted on by shareholders and vote together with the holders of the Penguin Solutions Cayman convertible preferred shares as a single class, except as required by law.

Except as prohibited by Cayman Islands law, holders of the Penguin Solutions Cayman convertible preferred shares will vote together with the holders of the Penguin Solutions Cayman ordinary shares, on an as-converted basis, on all matters submitted for a vote of or consent by holders of Penguin Solutions Cayman ordinary shares.

All votes at a general meeting will be decided by way of a poll. Except where a greater majority is required by Cayman Islands law or Penguin Solutions Cayman’s Articles, any question proposed for consideration at any duly convened general meeting of Penguin Solutions Cayman or of any class of shareholders will be decided by an ordinary resolution passed by a simple majority of the votes cast by

Provisions	Penguin Solutions Delaware	Penguin Solutions Cayman

Delaware’s amended and restated bylaws will provide that any matter brought before any duly called meeting of the Penguin Solutions Delaware stockholders at which a quorum is present, shall be decided by the affirmative vote of the holders of a majority in voting power of the votes cast (excluding broker nonvotes) on such matter.

Holders of shares of Penguin Solutions Delaware convertible preferred stock will have substantially the same special approval rights as currently provided under the Penguin Solutions Cayman Certificate of Designation.

such shareholders as, being entitled to do so, attend and vote in person or, where proxies are allowed, by proxy at such meeting.

Cayman Islands law requires special resolutions of the shareholders to approve certain matters. The Penguin Solutions Cayman Articles provide that at least 75% of the votes cast by shareholders entitled to vote and who attend and vote in person or, where proxies are allowed, by proxy at a duly convened general meeting is required to approve a special resolution. Examples of matters requiring special resolutions under Cayman Islands law and the Penguin Solutions Cayman Articles, include: (i) amending the Penguin Solutions Cayman Articles; (ii) approving a change of name of Penguin Solutions Cayman; (iii) reducing the issued share capital of Penguin Solutions Cayman; (iv) resolving in favor of a shareholders’ voluntary winding-up; (v) a merger of Penguin Solutions Cayman under the Cayman Companies Act and (vi) a continuation of Penguin Solutions Cayman in a jurisdiction outside the Cayman Islands.

The Penguin Solutions Cayman Articles provide that in the case of an equality of votes, the chairman of the meeting is not entitled to a second or casting vote.

Pursuant to the Penguin Solutions Cayman Certificate of Designation, holders of convertible preferred shares of Penguin Solutions Cayman have special approval rights over certain corporate actions by Penguin Solutions Cayman. Penguin Solutions Cayman may not take the following actions, among others, without the prior written consent of the holders of at least two-thirds (2/3rds) of the then outstanding Penguin Solutions Cayman convertible preferred shares: (i) amend the Penguin Solutions Cayman Articles in a manner adverse to the powers, rights and privileges of the convertible

Provisions	Penguin Solutions Delaware	Penguin Solutions Cayman

preferred shares of Penguin Solutions Cayman, (ii) issue convertible preferred shares of Penguin Solutions Cayman (or securities convertible into the same), (iii) create a class or series of shares (or securities convertible into the same) with rights that are senior to or on parity with the convertible preferred shares, (iv) declare or pay dividends on any other shares of Penguin Solutions Cayman, except for dividends on ordinary shares paid solely in ordinary shares (provided that the convertible preferred shares participate in such dividend) and (v) purchase, redeem and otherwise acquire shares of Penguin Solutions Cayman by Penguin Solutions Cayman, subject to certain exceptions set forth in the Penguin Solutions Cayman Certificate of Designation.

Variation of Class Rights	Under Delaware law, the holders of outstanding shares of a class of capital stock will be entitled to vote separately as a class in connection with a proposed amendment to a corporation’s certificate of incorporation, whether or not such class is entitled to vote thereon by the certificate of incorporation, if the amendment would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class or alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely.	Under Cayman Islands law and the Penguin Solutions Cayman Articles, the special rights attached to any class of shares may only be varied, modified or abrogated with the sanction of a resolution passed at a separate meeting of the holders of the shares of such class by a majority of two-thirds (2/3rds) of the votes cast at such meeting. In the case of a meeting to vary the rights of any class or series of shares, the Penguin Solutions Cayman Articles provide that the necessary quorum is the presence, in person or by proxy, of at least one person holding or representing by proxy at least one-third (1/3rd) of the par value of the issued shares of the class or series (as applicable).

Reduction of Capital	Under Delaware law, Penguin Solutions Delaware, by resolution of the Penguin Solutions Delaware Board, may reduce its capital in any manner stipulated under the DGCL, including by reducing or eliminating the capital represented by retired shares, applying capital to share purchases or transferring capital to surplus; provided that, no reduction of capital may be effected unless the assets of Penguin Solutions Delaware	Penguin Solutions Cayman may, by special resolution and subject to confirmation by the Cayman Court, reduce its issued share capital in any way, including by extinguishing any liability in respect of unpaid share capital, cancelling paid-up share capital (including any capital redemption reserve) or paying off paid-up share capital. A special resolution in the context of a general meeting requires

Provisions	Penguin Solutions Delaware	Penguin Solutions Cayman
	remaining after such reduction will be sufficient to pay any debts of Penguin Solutions Delaware for which payment has not been otherwise provided.	(i) not less than 75% of the votes cast by shareholders entitled to vote and who attend and vote in person or, where proxies are allowed, by proxy at a general meeting of Penguin Solutions Cayman or (ii) the written consent of all shareholders entitled to vote at such general meeting.

Dividends

Under Penguin Solutions Delaware’s amended and restated certificate of incorporation and the DGCL, Penguin Solutions Delaware stockholders will be entitled to receive dividends if, as and when declared by the Penguin Solutions Delaware Board, subject to the rights of any preferred stockholders then outstanding.

Under Delaware law, provided Penguin Solutions Delaware is solvent, the Penguin Solutions Delaware Board may declare and pay a dividend to Penguin Solutions Delaware stockholders out of the corporation’s surplus (that is, the amount by which its total assets exceed its total liabilities less the corporation’s paid in capital) or, if there is no surplus and subject to certain limitations set forth in the DGCL, out of net profits for the year in which the dividend is declared or the immediately preceding fiscal year, or both. A dividend may be paid in cash, in shares of Penguin Solutions Delaware capital stock or in other property.

Under the Certificate of Designation, holders of shares of Penguin Solutions Delaware convertible preferred stock will be entitled to dividends on substantially the same economic and payment terms appliable to the Penguin Solutions Cayman convertible preferred shares pursuant to the Penguin Solutions Cayman Certificate of Designation and have same approval right over the payment and declaration of dividends on other shares of Penguin Solutions Delaware capital stock.

Under the Cayman Companies Act and the Penguin Solutions Cayman Articles, the directors, by resolution, may declare dividends on shares in issue and authorize payment out of the funds of Penguin Solutions Cayman lawfully available therefor. The directors may, subject to the preference of any classes of shares, authorize a dividend at such time and of such an amount as they think fit if they are satisfied that Penguin Solutions Cayman will, have sufficient profits and/or share premium lawfully available therefor and, immediately after the payment of the dividend, satisfy the solvency test (that is, if the directors can determine based on the facts at the time that the company can in the future, following the payment of the dividend, pay its debts as they fall due in the ordinary course of business).

Directors may, before resolving to pay any distribution, set aside such sums as they think proper as a reserve or reserves.

Distributions may be made in cash or in kind.

Pursuant to the Penguin Solutions Cayman Certificate of Designation, the holders of Penguin Solutions Cayman convertible preferred shares are entitled to receive cumulative dividends of six percent (6%) per annum and payable quarterly in-kind or in cash at the Company’s option, subject to certain conditions set forth in the Penguin Solutions Cayman Certificate of Designation. Under the Penguin Solutions Cayman Certificate of Designation, Penguin Solutions Cayman may not declare or pay any

Provisions	Penguin Solutions Delaware	Penguin Solutions Cayman
dividends on any other shares of Penguin Solutions Cayman without the prior written consent of the holders of at least two-thirds (2/3rds) of the then outstanding convertible preferred shares of Penguin Solutions Cayman, except for dividends on ordinary shares paid solely in ordinary shares (provided that the convertible preferred shares participate in such dividend).

Number of Directors

Under Delaware law, a corporation must have at least one (1) director, and the number of directors shall be fixed by or in the manner provided in the bylaws, unless specified in the certificate of incorporation.

Under Penguin Solutions Delaware’s amended and restated certificate of incorporation, the number of directors will be fixed exclusively from time to time by a vote of the majority of the authorized directors. We expect that the number of directors seated on the Penguin Solutions Delaware Board will be nine (9) directors.

The Cayman Companies Act provides that a company must have at least one (1) director. The Penguin Solutions Cayman Articles provide that there will be up to eight (8) directors of Penguin Solutions Cayman, as shall be fixed from time to time by the Penguin Solutions Cayman Board. The Penguin Solutions Cayman Board may increase the number of directors by the affirmative vote of simple majority of the directors. The number of directors is currently fixed at nine (9) directors.

Election of Directors; Classification of the Board of Directors

The DGCL permits, but does not require, a classified board of directors, which can be divided into two or three classes with staggered terms of office, with only one class of directors standing for election each year. Under Penguin Solutions Delaware’s amended and restated certificate of incorporation, the Penguin Solutions Delaware Board will be classified into three (3) classes.

Penguin Solutions Delaware’s amended and restated certificate of incorporation and amended and restated bylaws will provide that at each annual meeting of stockholders, the successors of the class of directors whose terms expires at that meeting will be elected at that meeting and hold office until the annual meeting of stockholders held in the third year following the year of their election and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal.

A vote of a majority of the issued and outstanding Penguin Solutions Cayman shares entitled to vote and voting will be required to appoint any person as a director of Penguin Solutions Cayman. The Penguin Solutions Cayman Articles provide that the Penguin Solutions Cayman Board will be classified into three (3) classes of directors. As a result, in most circumstances, a person can gain control of the board of directors only by successfully engaging in a proxy contest at two (2) or more annual general meetings.

For so long as SKT and its subsidiaries and affiliates beneficially own at least five percent (5%) of the Penguin Solutions Cayman ordinary shares then issued and outstanding (calculated on an as-converted and fully-diluted basis), SKT and its affiliates holding Penguin Solutions Cayman convertible preferred shares have the right, under

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Under Penguin Solutions Delaware’s amended and restated bylaws, directors will be elected by a plurality of votes cast. Penguin Solutions Delaware stockholders will not be entitled to cumulative voting for the election of directors. As a result, the holders of a majority of Penguin Solutions Delaware’s voting power can elect all of the directors then standing for election.

Under the Certificate of Designation, holders of shares of Penguin Solutions Delaware convertible preferred stock will be entitled to substantially the same director nomination rights that the holders of Penguin Solutions Cayman convertible preferred shares have pursuant to the Penguin Solutions Cayman Certificate of Designation.

the Penguin Solutions Cayman Certificate of Designation, to nominate one (1) director if the total number of directors of Penguin Solutions Cayman is 11 or less, and two (2) directors if the total number of directors is twelve or more subject to certain requirements set forth in the Penguin Solutions Cayman Certificate of Designation.

Removal of Directors	Penguin Solutions Delaware’s amended and restated certificate of incorporation will provide that, subject to the rights of any holders of preferred stock to elect directors, directors may be removed from office at any time by the affirmative vote of the holders of at least two-thirds (2/3rds) of the then-outstanding shares of Penguin Solutions Delaware capital stock entitled to vote.	Under the Penguin Solutions Cayman Articles, directors may only be removed for cause, and only by the affirmative vote of holders of at least 75% of the outstanding Penguin Solutions Cayman shares.

Vacancies on the Board of Directors

Under Penguin Solutions Delaware’s amended and restated certificate of incorporation and amended and restated bylaws, subject to the rights of any preferred stockholders, vacancies resulting from death, resignation, disqualification, retirement, removal or other causes and newly created directorships resulting from any increase in the number of directors will be filled by the affirmative vote of a majority of the directors then in office (even though less than a quorum) or by a sole remaining director (other than any directors elected by the separate vote of one (1) or more outstanding series of preferred stock).

Under the Penguin Solutions Cayman Articles, the Penguin Solutions Cayman Board, by the affirmative vote of a simple majority of the remaining directors present and voting at a board of directors meeting, even if less than a quorum, or by a sole remaining director, will have the power from time to time and at any time to appoint any person as a director to fill a vacancy on the Penguin Solutions Cayman Board or as an addition to the existing board of directors, subject to certain limitations. A vacancy on the Penguin Solutions Cayman Board created by the removal of a director at a meeting of shareholders in accordance with the Penguin Solutions Cayman Articles may also be filled by the shareholders of Penguin Solutions Cayman by

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ordinary resolution at the meeting at which such director is removed. Any director so appointed shall hold office until the next succeeding annual general meeting of members or until his or her earlier death, resignation or removal.

Annual General Meeting

Under the DGCL, unless directors are elected by written consent in lieu of an annual meeting, an annual meeting of stockholders will be held for the election of directors and any other proper business.

Under Delaware law and Penguin Solutions Delaware’s amended and restated bylaws, the annual meeting of stockholders will be held at such place, if any, on such date and at such time as may be designated from time to time by the Penguin Solutions Delaware Board.

Generally, Cayman Islands law does not require that a company hold an annual general meeting. However, the Penguin Solutions Cayman Articles provide that Penguin Solutions Cayman will hold a general meeting each year as its annual general meeting at such time and place, including through any electronic means, as may be determined by the directors.

Special Meeting	Under Penguin Solutions Delaware’s amended and restated certificate of incorporation and amended and restated bylaws, subject to the rights of any preferred stockholders, special meetings of the stockholders may only be called by or at the direction of the Penguin Solutions Delaware Board, the chairperson of the Penguin Solutions Delaware Board or a Chief Executive Officer or President of Penguin Solutions Delaware.	The Penguin Solutions Cayman Articles provide that extraordinary general meetings may be called by the Penguin Solutions Cayman Board or by the chairperson of the Penguin Solutions Cayman Board.

Notice of General Meetings	Under Delaware law and Penguin Solutions Delaware’s amended and restated bylaws, with certain limited exceptions under Delaware law, written notice of any meeting of the stockholders must be given to each stockholder entitled to vote at the meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting and shall specify the place, if any, or means of remote communication, date, hour and, in the case of a special meeting, the purpose or purposes of the meeting.	Under the Penguin Solutions Cayman Articles, at least fourteen (14) days’ notice in writing (but in any case, no more than sixty (60) days’ notice) counting from the date service is deemed to take place will be given of any general meeting.

Quorum of Stockholders	Penguin Solutions Delaware’s amended and restated bylaws will provide that the holders of a majority in voting power of the Penguin Solutions	Business may only be transacted at a meeting of shareholders of Penguin Solutions Cayman if a quorum is present. The Penguin Solutions Cayman

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Delaware capital stock issued and outstanding and entitled to vote thereat, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. Where a separate vote by class or series is required, the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of such class or series will constitute a quorum with respect to that matter. If, however, a quorum shall not be present or represented at any meeting of the stockholders, a majority in voting power of the stockholders entitled to vote thereat, present in person, or by remote communication, if applicable, or represented by proxy, or the person presiding over the meeting shall have power to recess the meeting or adjourn the meeting until a quorum shall be present or represented.

Articles provide that a quorum for a general meeting of the shareholders is one (1) or more shareholders holding at least a majority of the paid-up voting share capital of Penguin Solutions Cayman present in person or by proxy and entitled to vote at that meeting.

The quorum necessary at a meeting to approve a matter pertaining to the modification of rights of shareholders will be one (1) or more shareholders holding (or represented by proxy) one-third (1/3) in par value amount of the issued shares of the relevant class of shareholders.

Stockholder Action by Written Consent	Under Delaware law, unless otherwise provided in the certificate of incorporation, stockholders may take any action which may be taken at a stockholders’ meeting without a meeting if a consent setting forth the action so taken is signed by stockholders holding not less than the minimum number of votes that would be required to authorize or take that action at a meeting at which all stockholders entitled to vote were present and voted. Penguin Solutions Delaware’s amended and restated certificate of incorporation will provide that stockholder action may not be taken by written consent in lieu of a meeting; provided that any action required or permitted to be taken by the holders of any series of preferred stock of Penguin Solutions Delaware, voting separately as a series or class, may be taken by written consent to the extent expressly provided for in the applicable certificate of designation relating to such series of preferred stock.	The Penguin Solutions Cayman Articles provide that an ordinary resolution or a special resolution in writing signed by all the shareholders entitled to vote at a general meeting will be valid and effective as if such resolution had been passed at a meeting of the shareholders.

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The Certificate of Designation will provide that the holders of convertible preferred stock may take such action by written consent.

Stockholder Proposals and Stockholder Nominations of Directors

Penguin Solutions Delaware’s amended and restated bylaws will provide that a stockholder wishing to nominate a director for election to the Penguin Solutions Delaware Board must provide written notice (in proper form) to the secretary not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the immediately preceding annual meeting of stockholders; provided that, in the case of the first annual meeting, the date of the preceding year’s annual meeting shall be deemed to be February 7, 2025, provided further, however, that in the event that the annual meeting is called for a date that is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder must be so received not later than the close of business on the ninetieth (90th) day prior to such annual meeting or, if later, the close of business on the tenth (10th) day following the day on which public announcement of the date of the annual meeting was first made by the corporation and not more than the one hundred twentieth (120th) day prior to such annual meeting.

A Penguin Solutions Delaware stockholder wishing to nominate a director for election to the Penguin Solutions Delaware Board at a special meeting of stockholders must give written notice (in proper form) to the secretary not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting nor later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the

With respect to director nominations, the Penguin Solutions Cayman Articles provide that shareholders who wish to nominate a director to be brought before the shareholders at an annual general meeting of shareholders must notify the Penguin Solutions Cayman secretary in writing not less than 120 days prior to the annual general meeting of shareholders; provided, however, that in the event of less than 130 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

For other business to be brought before the shareholders at an annual general meeting of shareholders outside of Rule 14a-8 of the Exchange Act, shareholders must notify the Penguin Solutions Cayman secretary in writing not less than 45 days prior to the anniversary date on which Penguin Solutions Cayman mailed proxy materials for the prior year’s annual general meeting; provided, however, that if the meeting occurs on a date more than 30 days earlier or later than the prior year’s annual general meeting, the Penguin Solutions Cayman Board shall determine a date a reasonable period prior to the annual general meeting by which date the notice must be delivered by shareholders to Penguin Solutions Cayman and shall publicize such date in a filing pursuant to the Exchange Act or via press release.

Based on the expected date of the next Penguin Solutions Cayman annual meeting (the “2026 Annual General Meeting”), shareholders wishing to

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day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the stockholder to be elected at such special meeting.

The adjournment or postponement of an annual meeting of stockholders or an announcement thereof will not commence a new time period for the giving of a stockholder’s notice as described above.

To be in proper form, the notice of nomination or business to be brought before the meeting must set forth:

(a) in the case of a notice of nomination, as to each person whom the stockholder proposes to nominate for election as a director: (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, (ii) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, (iii) a description of any direct or indirect material interest in any material contract or agreement between or among the stockholder and the nominee and (iv) a completed and signed questionnaire, representation and agreement to be required by Penguin Solutions Delaware’s amended and restated bylaws, among other things;

(b) as to any other business that the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting, (ii) the text of the proposal or business, (iii) a reasonably detailed description of all agreements, arrangements and understandings as described in the amended and restated bylaws, and (iv) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of present nominations for directors for consideration at the 2026 Annual General Meeting under the provisions of the Penguin Solutions Cayman Articles must submit their nominations so that they are received by the secretary of Penguin Solutions Cayman not later than October 9, 2025 in order to be considered.

Shareholders wishing to present other proposals for consideration at the 2026 Annual General Meeting under these provisions of the Penguin Solutions Cayman Articles must submit their proposals so that they are received in writing not later than November 5, 2025 in order to be considered.

Nominations or proposals should be sent in writing to the secretary of Penguin Solutions Cayman. A shareholder’s notice to nominate a director or bring any other business before the 2026 Annual General Meeting must set forth certain information, which is specified in the Penguin Solutions Cayman Articles.

To be in proper form, the notice of nomination or business to be brought before the meeting must set forth:

(a) in the case of a notice of nomination, as to each person whom the shareholder proposes to nominate for election as a director: (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of Penguin Solutions Cayman, if any, which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed pursuant to any applicable law and rules of Nasdaq; and as to the shareholder giving notice (i) the name and record address of such shareholder, (ii) the class or series and number of shares of Penguin Solutions Cayman which are owned beneficially or of record by such shareholder, (iii) a

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proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; and

(c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made: (i) the name and address of such stockholder, including as they appear on Penguin Solutions Delaware’s books, and of such beneficial owner, (ii) the number of shares of each class or series of Penguin Solutions Delaware capital stock which are directly or indirectly owned beneficially or of record by such stockholder, including any derivative securities, such beneficial owner as of the date of the notice, and any rights to dividends that are separated or separable from the underlying shares of Penguin Solutions Delaware capital stock, (iii) a description of any material pending or threatened legal proceeding in which such stockholder or beneficial owner is a party or material participant involving Penguin Solutions Delaware, its officers, directors or affiliates, (iv) a description of any material relationship between such stockholder or such beneficial owner and Penguin Solutions Delaware or its affiliates, (v) any direct or indirect material interest in any material contract or agreement between such stockholder or beneficial owner and Penguin Solutions Delaware or its affiliates, (vi) a representation that such stockholder intends or is part of a group which intends to deliver a proxy statement or form of proxy to holders of at least the percentage of Penguin Solutions Delaware’s outstanding capital stock required to approve or adopt the proposal or otherwise solicit proxies from stockholders in support of such proposal, (vii) certain proportionate interests in shares of Penguin Solutions Delaware capital stock or a synthetic equity position (as defined in the amended and restated

description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder, (iv) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to nominate the person(s) named in its notice and (v) any other information relating to the person that would be required to be disclosed pursuant to any applicable law and rules of Nasdaq. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

(b) as to any other business that the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual general meeting and the reasons for conducting such business at the annual general meeting, (ii) the name and address, as they appear on the Company’s books, of the shareholder proposing such business and any Member Associated Person (as defined below), (iii) the class or series and number of shares of Penguin Solutions Cayman that are held of record or are beneficially owned by such shareholder or any Member Associated Person and any derivative positions held or beneficially held by the shareholder or any Member Associated Person, (iv) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such shareholder or any Member Associated Person with respect to any securities of Penguin Solutions Cayman, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is

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bylaws), and (viii) any other information relating to such stockholder or beneficial owner that would be required to be disclosed in a proxy statement or other filing required to be made with the SEC in connection with the solicitation of proxies.

To be in proper form, the notice of other business (other than a nomination) is satisfied if the stockholder has notified Penguin Solutions Delaware of their or its intention to present a proposal at an annual meeting in compliance with rules and regulations under the U.S. Exchange Act, and such proposal has been included in Penguin Solutions Delaware’s proxy statement for the annual meeting.

to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such shareholder or any Member Associated Person with respect to any securities of the corporation, (v) any material interest of the shareholder or a Member Associated Person in such business, and (vi) a statement whether either such shareholder or any Member Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s voting shares required under applicable law and the rules of Nasdaq to carry the proposal. The Penguin Solutions Cayman Articles provide that “Member Associated Person” of any shareholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such shareholder, (ii) any beneficial owner of shares of Penguin Solutions Cayman owned of record or beneficially by such shareholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).

Stockholder Ability to Require Circulation of Written Statement / Proxy Access	Pursuant to Rule 14a8 under the U.S. Exchange Act, subject to compliance with certain eligibility and procedural requirements, Penguin Solutions Delaware stockholders will be entitled to request to include a proposal in the proxy statement and on the proxy card delivered in connection with an annual or special meeting of Penguin Solutions Delaware stockholders. A stockholder will be eligible to submit a proposal under Rule 14a8 if the stockholder provides, in a written statement, (a) proof that such stockholder has continuously held at least (i) $2,000 of Penguin Solutions Delaware securities entitled to vote on the proposal for at least three (3) years,

Under Cayman Islands law, shareholders have no rights to require the circulation of written statements by the Penguin Solutions Cayman Board on their behalf.

Shareholders may bring certain business before a general meeting by following the relevant procedures set out in the Penguin Solutions Cayman Articles. Please see “—Stockholder Proposals and Stockholder Nominations of Directors.”

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(ii) $15,000 of Penguin Solutions Delaware securities entitled to vote on the proposal for at least two (2) years, or (iii) $25,000 of Penguin Solutions Delaware securities entitled to vote on the proposal for at least one (1) year, and in each case intends to continue to hold such securities through the date of the meeting, and (b) confirmation that such stockholder is able to meet with Penguin Solutions Delaware no less than ten (10) calendar days and no more than thirty (30) calendar days after submission of the proposal. A stockholder is limited to one (1) proposal for a particular stockholders’ meeting. Rule 14a8 permits a corporation to exclude a stockholder proposal from its proxy statement if the proposal fails to meet any of several specified procedural or substantive requirements, or if the stockholder does not satisfy the foregoing eligibility or procedural requirements, upon submission of its reasons for exclusion to the SEC.

Amendments to Articles of Association / Certificate of Incorporation and Bylaws	Penguin Solutions Delaware’s amended and restated certificate of incorporation will provide that Penguin Solutions Delaware may amend, alter, change, repeal or rescind any provision in Penguin Solutions Delaware’s amended and restated certificate of incorporation in the manner provided in the DGCL; provided, however, that amendments to the provisions relating to (a) the creation and issuance of series of preferred stock; (b) the election, removal, powers, liabilities and indemnification of the Penguin Solutions Delaware directors; (c) general and special meetings of the stockholders; and (d) amendments to the amended and restated certificate of incorporation, will require the affirmative vote of the holders of at least two-thirds (2/3rds) of the voting power of all then outstanding shares of capital stock of Penguin Solutions

Under Cayman Islands law and the Penguin Solutions Cayman Articles, subject to certain limited exceptions (including compliance with the procedures for varying class rights described above, if applicable), the affirmative vote of at least 75% of the votes cast by shareholders entitled to vote and who attend and vote in person or, where proxies are allowed, by proxy at a duly convened general meeting or a unanimous written resolution of the shareholders is required to amend the Penguin Solutions Cayman Articles.

Under the Penguin Solutions Cayman Certificate of Designation, at any time when the Penguin Solutions Cayman convertible preferred shares remain outstanding, the prior written consent of the holders of at least two-thirds (2/3rds) of the then outstanding convertible preferred shares of Penguin Solutions Cayman is required to amend

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Delaware entitled to vote thereon, voting together as a single class.

Penguin Solutions Delaware’s amended and restated certificate of incorporation and amended and restated bylaws will provide that the Penguin Solutions Delaware Board has the power to adopt, amend or repeal Penguin Solutions Delaware’s amended and restated bylaws. Penguin Solutions Delaware’s amended and restated certificate of incorporation and amended and restated bylaws will provide that Penguin Solutions Delaware’s amended and restated bylaws may be adopted, amended or repealed by the affirmative vote of the holders of at least two-thirds (2/3rds) of the voting power of the shares entitled to vote in connection with the election of directors of Penguin Solutions Delaware, voting as a single class.

The Certificate of Designation will provide that, at any time when the Penguin Solutions Delaware convertible preferred stock remains outstanding, the prior written consent of the holders of at least two-thirds (2/3rds) of the then outstanding shares of convertible preferred stock of Penguin Solutions Delaware is required to amend the Penguin Solutions Delaware amended and restated certificate of incorporation (or any certificate of designation relating to any series of preferred shares of Penguin Solutions Delaware) in a manner adverse to the convertible preferred stock of Penguin Solutions Delaware.

the Penguin Solutions Cayman Articles (or any certificate of designation relating to any series of preferred shares of Penguin Solutions Cayman) in a manner adverse to the convertible preferred shares.

Liabilities of Directors and Officers

Under Delaware law, a corporation’s certificate of incorporation may include a provision eliminating or limiting the personal liability of a director or officer to the corporation and its stockholders for monetary damages arising from a breach of fiduciary duty as a director or officer. However, no provision can limit the liability of a director or officer for:

•  any breach of the director’s or officer’s duty of loyalty to the corporation or its stockholders;

Cayman Islands law does not specifically restrict a company from exempting its directors or officers from liability for negligence or a breach of duty or a break of trust, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to limit liability against willful default, willful neglect, actual fraud or the consequences of committing a crime.

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•  acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•  in respect of a director, willful or negligent payment of unlawful dividends or stock purchases or redemptions;

•  any transaction from which the director or officer derived an improper personal benefit; or

•  in respect of an officer, in any action by or in the right of Penguin Solutions Delaware.

Penguin Solutions Delaware’s amended and restated certificate of incorporation will provide that a director or officer, as applicable, of Penguin Solutions Delaware will not be personally liable to Penguin Solutions Delaware or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable, subject to the limitations set forth above.

The Penguin Solutions Cayman Articles provide that no director or officer of Penguin Solutions Cayman will be liable to Penguin Solutions Cayman for any loss or damage incurred by Penguin Solutions Cayman as a result of any act or failure to act in carrying out their functions other than any liability for their own actual fraud or willful deceit.

Indemnification of Directors and Officers

Delaware law generally provides that a corporation may indemnify any officer, director, employee or agent who was or is made a party or is threatened to be made a party to any third party suit or proceeding on account of being a director, officer, employee or agent of the corporation or serving at the request of the corporation as a director, officer, employee or agent of another corporation or other entity against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the action if the officer, director, employee or agent:

•  acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation; and

The Cayman Companies Act does not restrict the authority of a Cayman exempted company to indemnify its directors, officers, employees or agents, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against willful default, willful neglect, actual fraud or the consequences of committing a crime. The Penguin Solutions Cayman Articles provide that every director and officer of Penguin Solutions Cayman or any predecessor to Penguin Solutions Cayman (which for the avoidance of doubt, shall not include auditors of Penguin Solutions Cayman), together with every former director and former officer of Penguin Solutions Cayman or any predecessor to Penguin Solutions Cayman will be indemnified out of the assets and funds of Penguin Solutions Cayman against any liability, action, proceeding, claim,

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•  in a criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful.

Under Delaware law, a corporation may also pay the expenses (including attorneys’ fee) incurred by officers and directors in defending against lawsuits or proceedings in advance, provided that such director or officer undertakes to repay any advanced funds if indemnification is ultimately determined not to be permissible.

Additionally, under Delaware law, a corporation must indemnify its present or former directors and officers against expenses (including attorneys’ fees) actually and reasonably incurred to the extent that the officer or director has been successful on the merits or otherwise in defense of any action, suit or proceeding on account of being a director, officer, employee or agent of the corporation or serving at the request of the corporation as a director, officer, employee or agent of another corporation or other entity.

Penguin Solutions Delaware’s amended and restated bylaws will generally provide mandatory indemnification and advancement of expenses to directors and officers to the fullest extent permitted by Delaware law. Penguin Solutions Delaware’s amended and restated certificate of incorporation and amended and restated bylaws will provide that Penguin Solutions Delaware may provide rights of indemnification and advancement to its employees and agents.

demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud or willful default, as determined by a court of competent jurisdiction.

The Penguin Solutions Cayman Articles also contain expense advancement provisions for indemnified persons.

Penguin Solutions Delaware’s amended and restated bylaws also provide that, except for proceedings to enforce rights to indemnification, Penguin Solutions Delaware shall not be obligated to indemnify any director or officer in connection with a proceeding initiated by such person unless such proceeding was authorized by the Penguin Solutions Delaware Board.

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Interested Transactions

Under Delaware law, a contract or transaction between a corporation and one or more of its directors or officers, or between the corporation and any other organization in which one or more of its directors or officers, are directors or officers, or have a financial interest, shall not be void solely for this reason, or solely because the director or officer participates in the meeting of the board of directors which authorizes the contract or transaction, or solely because any such director’s or officer’s votes are counted for such purpose, if:

•  the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors, and the board of directors in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even if the disinterested directors represent less than a quorum;

•  the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

•  the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee or the stockholders.

Under Delaware law, a director could be held liable for any transaction in which such director derived an improper personal benefit.

As a matter of Cayman Islands law, a director is under a general fiduciary duty to avoid conflicts of interest. The Penguin Solutions Cayman Articles provide that:

•  a director or a director’s firm may act for Penguin Solutions Cayman in a professional capacity other than as auditor;

•  a director may hold an office or place of profit in Penguin Solutions Cayman and will not be disqualified from contracting with Penguin Solutions Cayman. If a director has a personal interest in an actual or proposed contract with Penguin Solutions Cayman, the director must declare the nature of his or her interest at a meeting of the Penguin Solutions Cayman Board; and

•  such a director may vote on any resolution of the Penguin Solutions Cayman Board in respect of such a contract, and such a contract will not be voidable solely as a result.

Mergers, Consolidations and Other Business Combinations	Under Delaware law, a sale, lease or exchange of all or substantially all of a corporation’s assets, a merger or consolidation of a corporation with another corporation or a dissolution of a corporation generally requires the	There are a number of mechanisms for acquiring a Cayman Islands exempted company, including: • a court-approved scheme of arrangement under the Cayman

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approval of the corporation’s board of directors and, with limited exceptions, the affirmative vote of a majority of the outstanding stock entitled to vote on the transaction.

Additionally, Section 253 of the DGCL permits a corporation to merge with a subsidiary corporation without a vote of stockholders of the subsidiary if the parent owns 90% or more of the outstanding shares of each class of the subsidiary’s stock that would otherwise be entitled to vote on the merger.

Subject to a number of requirements (including a requirement that the corporation have a class or series of stock that is listed on a national securities exchange or held of record by more than 2,000 holders immediately prior to the execution of the merger agreement by the corporation), Section 251(h) of the DGCL permits merger agreements to contain a provision eliminating the need for a stockholder vote for a second-step merger following consummation of a tender or exchange offer for all of the outstanding stock of a corporation on the terms provided in such merger agreement and the stock accepted for purchase or exchange prior to expiration of such offer (together with certain other shares as provided under Section 251(h) of the DGCL) equals at least such percentage of shares, and of each class or series of stock of the corporation, that, absent Section 251(h), would be required to adopt the merger agreement.

Companies Act. A scheme of arrangement with one or more classes of shareholders requires a court order from the Cayman Court and the approval of shareholders representing 75% or more by value of the shares of such participating class or series held by the shareholders voting on the scheme of arrangement, in each case at the relevant meeting or meetings. A scheme of arrangement, if authorized by the shareholders of each participating class or series and the court, is binding on all of the shareholders of each participating class or series. Shares held by the acquiring party are effectively excluded from the tally of a vote on the scheme because such shares will be considered to belong to a separate class for the purposes of approving the scheme;

•  through a tender offer by a third party. Where the holders of 90% or more in value of a class of shares (excluding any shares already beneficially owned by the offeror) have within four months of the making of an offer accepted an offer for their shares in the company, the remaining shareholders in that class may be statutorily required to also transfer their shares by notice given at any time within two months of the expiry of the four month period, unless, within one month, the non-tendering shareholders can obtain a Cayman court order providing otherwise. If the offeror has acquired acceptances of 90% of all shares but does not exercise its “squeeze out” right, then the non-accepting shareholders have no statutory right to require the offeror to acquire their shares on the same terms as the original offer; and

Provisions	Penguin Solutions Delaware	Penguin Solutions Cayman

•  by way of a merger with another company (wherever incorporated, provided that such merger is not prohibited by the laws of the jurisdiction of incorporation of that company) pursuant to the Cayman Companies Act. A merger under Cayman Islands law requires the approval by a special resolution, which in the context of a general meeting of Penguin Solutions Cayman requires (i) at least 75% of the votes cast by shareholders entitled to vote and who attend and vote in person or, where proxies are allowed, by proxy at a general meeting or (ii) the written consent of all shareholders entitled to vote at such general meeting.

Under Cayman law, Penguin Solutions Cayman Board approval, but not shareholder approval, is required for a sale, lease or exchange of all or substantially all of the assets of Penguin Solutions Cayman.

No shareholder resolution is required for a merger between a parent company (i.e., a company that holds issued shares that together represent 90% of the votes at a general meeting of the subsidiary company) and its subsidiary company, provided the parent company is the surviving entity and a copy of the plan of merger (including the memorandum and articles of association of the company) is given to every member of each subsidiary company to be merged unless that member agrees otherwise.

Anti-Takeover Statute	Penguin Solutions Delaware is subject to the provisions of Section 203 of the DGCL. In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a business combination with any interested stockholder for a three-year period following the time that such stockholder becomes an interested stockholder, unless (i) prior to such time, the board of directors approves	There are no comparable provisions in Cayman Islands with respect to public companies which are not listed on the Cayman Islands Stock Exchange.

Provisions	Penguin Solutions Delaware	Penguin Solutions Cayman
the business combination or the transaction by which such stockholder becomes an interested stockholder, (ii) the interested stockholder acquires 85% of the corporation’s outstanding voting stock in the transaction by which such stockholder becomes an interested stockholder, or (iii) the business combination is approved by the board of directors and authorized at a meeting of stockholders by the affirmative vote of the holders of at least two-thirds (2/3rds) of the corporation’s outstanding voting stock not owned by the interested stockholder.

Shareholder Litigation	Delaware law provides that a stockholder may bring a derivative action on behalf of the corporation to enforce the rights of the corporation. An individual also may commence a class action suit on behalf of himself or herself and other similarly situated stockholders where the requirements for maintaining a class action under the DGCL have been met. A person may institute and maintain such a suit only if such person was a stockholder at the time of the transaction which is the subject of the suit or his or her shares thereafter devolved upon him or her by operation of law. Additionally, under Delaware case law, the plaintiff generally must be a stockholder not only at the time of the transaction which is the subject of the suit, but also through the duration of the derivative suit. Other than in the event of a voluntary dismissal by the plaintiff, the action will not be dismissed or compromised without the approval of the Delaware Court of Chancery.

Under Cayman Islands law, the decision to institute proceedings on behalf of a company is generally taken by the company’s board of directors. In certain limited circumstances, a shareholder may be entitled to bring a derivative action on behalf of a Cayman company. Generally speaking, it is possible for minority shareholders to sue on behalf of the company in circumstances in which:

•  a company is acting, or proposing to act, illegally or beyond the scope of its authority;

•  the act complained of, although not beyond the scope of the authority, could be affected if duly authorized by more than the number of votes which have actually been obtained; or

•  those who control the company are perpetrating a “fraud on the minority.”

A shareholder may also have a direct right of action against the company where the individual rights of that shareholder have been infringed or are about to be infringed.

A shareholder may petition the Cayman Court to wind up the affairs of the company on the basis that it is just and equitable to do so. Upon the hearing of such a petition, the court may make any order that it considers fit in all of the circumstances including providing for

Provisions	Penguin Solutions Delaware	Penguin Solutions Cayman
the purchase or transfer of the shares of any shareholder.

Appraisal / Dissenters’ Rights	Under the DGCL, a stockholder of a corporation participating in some types of major transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which the stockholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration that he or she would otherwise receive in the transaction.

Generally, under Cayman Islands law, shareholders of a Cayman Islands exempted company do not have statutory appraisal rights; provided that in the event of a statutory merger under the Cayman Companies Act a shareholder shall be entitled to receive the fair value of their shares upon dissenting from such merger. This right is generally only available in circumstances where the consideration under the terms of the merger is payable in cash.

A dissenting shareholder in a successful tender offer for a Cayman Islands exempted company may, by application to the Cayman Court, object to that company using the compulsory squeeze out provisions of the Cayman Companies Act.

Forum Selection

Penguin Solutions Delaware’s amended and restated certificate of incorporation will provide that, unless Penguin Solutions Delaware consents in writing to the selection of an alternative forum, (a) the Court of Chancery of the State of Delaware (or, if such court does not have jurisdiction thereof, the federal district court for the State of Delaware or other state courts of the State of Delaware) will, to the fullest extent permitted by law, be the sole and exclusive forum for certain actions involving Penguin Solutions Delaware and its directors, officers and stockholders under Delaware law or relating to Penguin Solutions Delaware’s governing documents, as set out in the amended and restated certificate of incorporation and amended and restated bylaws; and (b) the federal district courts of the United States of America will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the U.S. Securities Act, and the rules and regulations promulgated thereunder.

There are no equivalent provisions in the Cayman Islands law or in the Penguin Solutions Cayman Articles.

Provisions	Penguin Solutions Delaware	Penguin Solutions Cayman

Pre-Emptive Rights	Under Delaware law, unless otherwise provided in a corporation’s certificate of incorporation, a stockholder does not, by operation of law, possess preemptive rights to subscribe to additional issuances of the corporation’s stock or to any security convertible into such stock. Penguin Solutions Delaware’s amended and restated certificate of incorporation will not provide for preemptive rights.	Under Cayman Islands law, no statutory pre-emption rights apply nor are there any pre-emption rights included in the Penguin Solutions Cayman Articles.

Share Repurchases, Redemptions and Conversions

Under Delaware law, any class or series of Penguin Solutions Delaware stock may be made subject to redemption by Penguin Solutions Delaware at its option or at the option of the holders of shares of Penguin Solutions Delaware common stock, or upon the happening of a specified event; provided that immediately following any such redemption Penguin Solutions Delaware must still have outstanding at least one (1) or more shares of one (1) or more classes or series of stock, which share, or shares together, shall have full voting powers. Any such shares of stock may be redeemed for cash, property or rights, including securities of Penguin Solutions Delaware or securities of another corporation.

Under the Certificate of Designation, the Penguin Solutions Delaware convertible preferred stock will be subject to substantially the same redemption and repurchase terms set forth in the Penguin Solutions Cayman Articles applicable to the shares of Penguin Solutions Cayman convertible preferred stock.

Holders of shares of Penguin Solutions Delaware convertible preferred stock will have substantially the same voluntary conversion rights, and be subject to substantially the same mandatory conversion provisions, as currently provided under the Penguin Solutions Cayman Certificate of Designation with respect to the convertible preferred shares of Penguin Solutions Cayman.

Under Cayman Islands law, a company can issue redeemable shares and redeem or repurchase them out of distributable reserves, including share premium, or the proceeds of a new issue of shares made for that purpose. Subject to the Cayman Companies Act, Penguin Solutions Cayman may purchase its own shares (including redeemable shares) in such manner and on such other terms as the directors may determine and agree with such shareholder at the time of such purchase, provided that immediately after such purchase or repurchase Penguin Solutions Cayman is able to pay its debts as they fall due in the ordinary course of business.

Shares that Penguin Solutions Cayman purchases, redeems or acquires may, at the option of Penguin Solutions Cayman, be cancelled immediately or held as treasury shares in accordance with the Cayman Companies Act. In the event that the directors do not specify that the relevant shares are to be held as treasury shares, such shares will be cancelled.

The Penguin Solutions Cayman ordinary shares are not entitled to any conversion rights. Each Penguin Solutions Cayman convertible preferred share shall be convertible, at the option of the holder thereof, at any time into Penguin Solutions Cayman ordinary shares at the then-applicable conversion ratio. Subject to certain other conditions, Penguin Solutions Cayman, at its option, may require all (but not less than all) outstanding convertible

Provisions	Penguin Solutions Delaware	Penguin Solutions Cayman
preferred shares at the conversion price then in effect to be converted into Penguin Solutions Cayman ordinary shares on any date following December 13, 2026 upon which the volume-weighted average price of the ordinary shares for any fifteen (15) consecutive trading day period equals or exceeds 150% of the then-applicable conversion price. The conversion price shall initially equal $32.80784 per share, and is subject to adjustment for any subdivision or consolidation of Penguin Solutions Cayman ordinary shares, dividends or distributions paid on the Penguin Solutions Cayman ordinary shares, or any capital reorganization, recapitalization, conversion, reclassification, merger or otherwise affecting the number or composition of the Penguin Solutions Cayman ordinary shares, in each case where the Penguin Solutions Cayman convertible preferred shares have not been proportionately affected thereby.

The Penguin Solutions Cayman shares are not redeemable at the option of the holder thereof. At any time after December 13, 2029, Penguin Solutions Cayman has the right to repurchase all outstanding convertible preferred shares at a price equal to the sum of the accumulated stated value (as defined in the Penguin Solutions Cayman Certificate of Designation), plus accrued and unpaid dividends to the repurchase date (to the extent not compounded dividends (as defined in the Penguin Solutions Cayman Certificate of Designation)) at such time in accordance with certain procedural requirements set out in the Penguin Solutions Cayman Certificate of Designation. Holders of Penguin Solutions Cayman convertible preferred shares shall have the right to convert such shares into Penguin Solutions Cayman ordinary shares at the then-applicable conversion price in lieu of such repurchase by Penguin Solutions Cayman.

Provisions	Penguin Solutions Delaware	Penguin Solutions Cayman

Transferability of Shares

Penguin Solutions Delaware’s amended and restated certificate of incorporation and amended and restated bylaws do not provide for any restrictions on the transferability of shares of common stock. Subject to applicable securities laws, shares of Penguin Solutions Delaware’s common stock will be freely transferable on Nasdaq.

See “Description of Penguin Solutions Delaware Capital Stock—Investor Agreement—Restrictions on Transfer” for restrictions expected to be applicable to the transfer of shares of Penguin Solutions Delaware convertible preferred stock.

Subject to compliance with the transfer requirements under the Penguin Solutions Cayman Articles, stock exchange rules and applicable securities laws, the Penguin Solutions Cayman Articles do not contain restrictions on the transfer of Penguin Solutions Cayman ordinary shares.

The Penguin Solutions Cayman Articles grant the Penguin Solutions Cayman Board general discretion to decline to register an instrument of transfer in certain circumstances specified in the Penguin Solutions Cayman Articles, subject to requirements imposed by the SEC and Nasdaq.

THE SCHEME MEETING

We are furnishing this proxy statement to the holders of Penguin Solutions Cayman ordinary shares and Penguin Solutions Cayman convertible preferred shares in connection with the solicitation of proxies by the Penguin Solutions Cayman Board for use at the Scheme Meeting to consider the Scheme of Arrangement Proposal and the other matters that may come before the Scheme Meeting as described below, and at any adjournment of such meeting.

General

The Scheme Meeting will be conducted in accordance with the directions of the Cayman Court pursuant to an Order granted on April 29, 2025.

Time, Place and Date

The Scheme Meeting is scheduled to be held at the offices of Latham & Watkins LLP, located at 140 Scott Drive, Menlo Park, California, 94025, at 10:00 a.m. (Pacific Time) on June 16, 2025 pursuant to an Order of the Cayman Court granted on April 29, 2025. Notice of the Scheme Meeting is set out at Annex A to this proxy statement.

Purpose of the Scheme Meeting

At the Scheme Meeting, the Penguin Solutions Cayman Board intends to ask the registered holders of Penguin Solutions Cayman ordinary shares and Penguin Solutions Cayman convertible preferred shares as of the Voting Record Time to vote on the Scheme of Arrangement Proposal. If the Scheme of Arrangement is approved and becomes effective, the terms of the Scheme of Arrangement will be implemented, pursuant to which holders of Penguin Solutions Cayman ordinary shares and Penguin Solutions Cayman convertible preferred shares (as applicable) at the Scheme Record Time will be transferred to Penguin Solutions Delaware and you will receive one new share of common stock of Penguin Solutions Delaware for each Penguin Solutions Cayman ordinary share that has been transferred and one new share of convertible preferred stock of Penguin Solutions Delaware for each Penguin Solutions Cayman convertible preferred share that has been transferred. The Penguin Solutions Cayman Board has unanimously approved the Scheme of Arrangement and recommends that you vote “FOR” the Scheme of Arrangement Proposal set forth in this proxy statement.

If any other matters properly come before the Scheme Meeting or any adjournment of such meeting, the persons named in the proxy card will have the authority to vote the shares represented by all properly executed proxies in their discretion. The Penguin Solutions Cayman Board currently does not know of any matters to be raised at the Scheme Meeting other than the proposal contained in this proxy statement.

Voting Record Time; Voting Rights

Penguin Solutions Cayman has set 1:15 p.m. (Pacific Time) on April 25, 2025 as Voting Record Time for the Scheme Meeting. This means that only those persons who were registered holders of Penguin Solutions Cayman ordinary shares and Penguin Solutions Cayman convertible preferred shares at 1:15 p.m. (Pacific Time) on April 25, 2025 will be entitled to attend and vote at the Scheme Meeting and any adjournments thereof.

As of the Voting Record Time, there were 52,800,546 Penguin Solutions Cayman ordinary shares and 200,000 Penguin Solutions Cayman convertible preferred shares issued and outstanding, and we had 39 shareholders of record.

Quorum

A quorum is required for the transaction of business at the Scheme Meeting. The quorum necessary at the Scheme Meeting to approve a matter pertaining to the modification of rights of Penguin Solutions Cayman shareholders will be one or more Penguin Solutions Cayman shareholders as at the Voting Record Time, present (including via live webcast) and voting in person (or represented by proxy) at the Scheme Meeting. For purposes of determining a quorum, broker “non-votes” present in person (including via live webcast) or by proxy are counted as represented. If a quorum is not present, then the chairperson of the Scheme Meeting has the ability to adjourn the Scheme Meeting.

Votes of Shareholders Required for Approval

Scheme of Arrangement Proposal

To be approved, the Scheme of Arrangement Proposal must receive the affirmative vote of 75% or more of the nominal value of the Penguin Solutions Cayman ordinary shares and Penguin Solutions Cayman convertible preferred shares voted at the Scheme Meeting by the shareholders as of the Voting Record Time who are entitled to vote and who are present (either in person (including via live webcast) or represented by proxy) and who vote at the Scheme Meeting. Holders of Penguin Solutions Cayman ordinary shares and Penguin Solutions Cayman convertible preferred shares will vote together on the Scheme of Arrangement Proposal. Broker “non-votes,” if any, will be disregarded and will have no effect on the outcome of the vote. A broker “non-vote” occurs when a nominee (such as a broker) holding shares for a beneficial owner abstains from voting on a particular proposal because the nominee does not have discretionary voting power for that proposal and has not received instructions from the beneficial owner on how to vote those shares. Accordingly, it is important for beneficial owners to follow their broker’s instructions for providing voting instructions.

In accordance with the Cayman Companies Act, the “75% in value” requirement, as described above, will be met if the total value of the Penguin Solutions Cayman ordinary shares and Penguin Solutions Cayman convertible preferred shares that are voted in favor of the Scheme of Arrangement Proposal is 75% or more of the nominal value of the Penguin Solutions Cayman ordinary shares and Penguin Solutions Cayman convertible preferred shares voted at the Scheme Meeting. For voting purposes, the Penguin Solutions Cayman convertible preferred shares will not vote on an “as-converted” basis.

Voting at the Scheme Meeting will be by way of proxy card poll and not on a show of hands.

Effect of Shares Not Voted

Except as prohibited by applicable law, holders of the Penguin Solutions Cayman convertible preferred shares will vote at the Scheme Meeting together with the holders of the Penguin Solutions Cayman ordinary shares, on all matters submitted for a vote of or consent by holders of Penguin Solutions Cayman ordinary shares.

If you hold your Penguin Solutions Cayman shares through a broker or nominee and you do not instruct your broker or nominee on how to vote your Penguin Solutions Cayman shares prior to the Scheme Meeting, your broker or nominee, or depository through which your broker or nominee holds your Penguin Solutions Cayman shares, will not be able to vote at the Scheme Meeting or affect the outcome of the vote, which is based on shares voting. However, if your broker or nominee attends or appoints a proxy to attend the Scheme Meeting (either in person or via live webcast), your Penguin Solutions Cayman shares will be counted as present for the purposes of the relevant quorum requirement.

Intentions of Directors

Our directors have indicated that they intend to vote their Penguin Solutions Cayman shares “FOR” the Scheme of Arrangement Proposal set out in this proxy statement. At the Voting Record Time, our current directors and their affiliates beneficially owned 821,957 Penguin Solutions Cayman ordinary shares and 200,000 Penguin Solutions Cayman convertible preferred shares, which is approximately 1.6% in the aggregate of the outstanding Penguin Solutions Cayman ordinary shares and 100% in the aggregate of the outstanding Penguin Solutions Cayman preferred shares.

Proxies

A proxy card for the Scheme Meeting is being sent to each Penguin Solutions Cayman registered shareholder as of the Voting Record Time.

The accompanying proxies are being solicited on behalf of the Penguin Solutions Cayman Board. We have hired MacKenzie as our proxy solicitor to assist in the distribution of proxy materials and the solicitation of proxies for an approximate fee of $17,500, plus fees for additional services, if needed. Proxies may be solicited on behalf of the Penguin Solutions Cayman Board by mail, and in person and by telephone. Penguin Solutions Cayman will bear the cost of soliciting proxies. To the extent necessary in order to ensure sufficient representation at the Scheme Meeting, the directors, officers and employees of Penguin Solutions Cayman may also solicit proxies by personal interview, mail, email, telephone or other means of communication. These persons will not be paid additional remuneration for their efforts. The extent to which this will be necessary depends upon how promptly proxies are returned. We urge you to send in your proxy card without delay.

If you are a registered holder of Penguin Solutions Cayman shares as of the Voting Record Time, your Penguin Solutions Cayman shares will be voted in accordance with your instructions if you properly mark, date, sign and return the accompanying proxy card by mail to Broadridge at Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 as promptly as possible and, in any event, by no later than 8:59 p.m. (Pacific Time) on June 15, 2025. If you have timely submitted a properly marked, dated and signed proxy card, your Penguin Solutions Cayman shares will be voted as indicated.

If you do not wish to vote all of your Penguin Solutions Cayman shares in the same manner on the Scheme of Arrangement Proposal, you may specify your vote by clearly hand-marking your proxy card to indicate how you want to vote your Penguin Solutions Cayman shares.

If you are a Penguin Solutions Cayman registered shareholder and if you return a proxy card but do not specify on the enclosed proxy card that is submitted how you want to vote your Penguin Solutions Cayman shares, the proxy holders will vote such unspecified Penguin Solutions Cayman shares “FOR” the Scheme of Arrangement Proposal.

If you properly received the proxy card, you may grant a proxy to vote on the Scheme of Arrangement Proposal presented in one of the ways that are explained below under “—How You Can Vote—Registered Shareholders.”

If you hold your Penguin Solutions Cayman ordinary shares in “street name” through a broker or nominee, a voting instruction form is enclosed with this proxy statement. To ensure that your Penguin Solutions Cayman ordinary shares are voted in accordance with your wishes, please properly mark, date, sign and return the accompanying voting instruction form. If you have timely submitted a properly executed voting instruction form, your Penguin Solutions Cayman ordinary shares will be voted as indicated. Please follow the voting instructions provided by your broker, which may include an option to instruct the broker or nominee by telephone on how to vote.

Please note that holders of Penguin Solutions Cayman ordinary shares through brokers or nominees may be required to submit voting instructions to their applicable broker or nominee at or prior to the deadline applicable and such holders should therefore follow the separate instructions that will be provided by their applicable broker or nominee. Your broker or nominee will not be able to vote your Penguin Solutions Cayman ordinary shares unless it receives appropriate and timely instructions from you.

Please see “The Scheme Meeting—How You Can Vote—Shareholders Owning Shares Through Brokers or Nominees” below for more information. A broker “non-vote” on the Scheme of Arrangement Proposal has the effect of a vote not being cast with respect to the relevant shares in relation to such proposal. Although the shareholder is considered present for purposes of the relevant quorum requirement, such shares will not be considered when determining whether the proposal has received the required shareholder approval.

If you do not appoint a proxy and you do not vote at the Scheme Meeting, your Penguin Solutions Cayman shares will also not be considered when determining whether the Scheme of Arrangement Proposal has received the required shareholder approval. Even if you do not appoint a proxy and you do not vote at the Scheme Meeting, you will still be bound by the outcome. You are therefore strongly urged to attend and vote at the Scheme Meeting in person (including via live webcast) or by proxy.

If the Scheme Meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to revoke your proxy until it is voted. Please see “The Scheme Meeting—Revoking Your Proxy” below for more information.

Revoking Your Proxy

You may revoke your proxy card before it is exercised at the Scheme Meeting by one of the following means. If you are a registered shareholder, you may revoke your proxy card by:

•

sending a written notice to Broadridge at Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 specifying that you are revoking your proxy with respect to the Scheme Meeting. Your written notice must be received not later than 8:59 p.m. (Pacific Time) on the day before the Scheme Meeting to permit the necessary examination and tabulation of the revocation before the votes are taken;

•

if you submitted your proxy card, submitting new and properly marked, signed and dated proxy card at not later than 8:59 p.m. (Pacific Time) on the day before the Scheme Meeting with a later date than the proxy card you last submitted; or

•	voting in person (including via live webcast) at the Scheme Meeting.

Your proxy will not be revoked merely by attending the Scheme Meeting. To revoke a proxy, you must take one of the actions described above.

If you hold your Penguin Solutions Cayman ordinary shares in “street name” beneficially through a broker or nominee, you must follow the procedures required by your broker or nominee to revoke your voting instruction form or change your vote. You should contact your broker or nominee if you have any questions with respect to these procedures.

How You Can Vote

Registered Shareholders

If you are a registered holder of Penguin Solutions Cayman ordinary shares and/or Penguin Solutions Cayman convertible preferred shares at the Voting Record Time, you are entitled to attend and vote your Penguin Solutions Cayman shares at the Scheme Meeting (and any adjournments thereof) either by voting in person (including via live webcast) or by proxy by submitting a completed proxy card. By submitting your proxy card, you are legally authorizing another person to exercise all of your rights to attend, speak and vote your Penguin Solutions Cayman shares at the Scheme Meeting in accordance with your instructions.

You can only appoint a proxy using the procedures set out in this proxy statement and in the proxy card. A proxy appointed to attend the Scheme Meeting in person (including via live webcast) on your behalf does not need to be a shareholder of Penguin Solutions Cayman but must attend the Scheme Meeting to represent you in accordance with your instructions. You may appoint more than one proxy provided that each proxy is appointed to exercise rights attached to different Penguin Solutions Cayman shares. You may not appoint more than one proxy to exercise rights attached to any one Penguin Solutions Cayman share.

The enclosed proxy card designates Mark Adams and Nate Olmstead, or either of them, to vote your Penguin Solutions Cayman shares in accordance with the voting instructions you indicate in your proxy.

If you submit your proxy card designating Mark Adams and Nate Olmstead, or either of them, as the individuals authorized to vote your Penguin Solutions Cayman shares, but you do not indicate how your Penguin Solutions Cayman shares are to be voted, then your Penguin Solutions Cayman shares will be voted by those individuals in accordance with the Penguin Solutions Cayman Board’s recommendations, which are described in this proxy statement as voting “FOR” the Scheme of Arrangement Proposal at the Scheme Meeting. In addition, if any other matters are properly brought up at the Scheme Meeting (other than the Scheme of Arrangement Proposal contained in this proxy statement), then each of these individuals will have the authority to vote your Penguin Solutions Cayman shares on those matters in his discretion. The Penguin Solutions Cayman Board currently does not know of any matters to be raised at the Scheme Meeting other than the Scheme of Arrangement Proposal contained in this proxy statement.

You may submit your proxy by mail. In order for your proxy card to be validly submitted and for your Penguin Solutions Cayman shares to be voted in accordance with your proxy card, Broadridge must receive your proxy card at 8:59 p.m. (Pacific Time) on June 15, 2025.

To vote via Internet before the Scheme Meeting, go to www.ProxyVote.com or scan the QR barcode on your proxy card. Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 8:59 p.m. Pacific Time on June 15, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

To vote via telephone before the Scheme Meeting, dial toll-free 1-800-690-6903 using any touch-tone telephone to transmit your voting instructions. Vote by 8:59 p.m. Pacific Time on June 15, 2025. Have your proxy card in hand when you call and then follow the instructions.

To vote via Internet during the Scheme Meeting, go to www.virtualshareholdermeeting.com/PENG2025SM. You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow on your proxy card available and follow the instructions.

Appointment of a proxy does not preclude you from attending the Scheme Meeting and voting in person (including via live webcast). Attending the Scheme Meeting in person (including via live webcast) will not in and of itself revoke a previously submitted proxy card. However, any votes cast by you or your proxy at the Scheme Meeting will revoke a previously submitted proxy card.

Shareholders Owning Shares Through Brokers or Nominees

For shareholders who hold their shares in “street name” beneficially through a broker or nominee, we have enclosed a voting instruction form. By submitting your voting instruction form, you are instructing your broker or nominee to vote your Penguin Solutions Cayman shares in accordance with your instructions.

Under the rules of the Nasdaq stock exchange, brokers and nominees who hold Penguin Solutions Cayman ordinary shares on behalf of customers will not have the authority to vote without direction on the Scheme of Arrangement Proposal. If you hold your Penguin Solutions Cayman ordinary shares through a broker or nominee and you do not instruct your broker or nominee on how to vote your Penguin Solutions Cayman ordinary shares prior to the Scheme Meeting, your broker or nominee, or the depository through which your broker holds your shares, will not be able to vote your Penguin Solutions Cayman ordinary shares at the Scheme Meeting or affect the outcome of the vote, which is based on shares voting. Under Nasdaq Rules, brokers and nominees who hold shares on behalf of customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners, but are precluded from exercising their voting discretion with respect to proposals for “non-routine” matters. We believe that the Scheme of Arrangement Proposal is a proposal for a non-routine matter. As a result, there may be broker “non-votes” with respect to such proposal.

You may submit your voting instruction form by mail or by following the internet or touch-tone voting instructions on the voting instruction form. In order for your voting instructions form to be validly submitted and for your Penguin Solutions Cayman ordinary shares to be voted at the Scheme Meeting in accordance with your voting instruction form, your broker or nominee must receive your voting instruction form by mail as promptly as possible and not later than 8:59 p.m. (Pacific Time) on June 15, 2025. Please note that holders of Penguin Solutions Cayman ordinary shares through brokers or nominees are required to submit their voting instruction form to their applicable broker or nominee prior to the deadline and such holders should follow any separate instructions that are provided by their applicable broker or nominee. You should contact your broker or nominee directly for more information on these procedures.

If you hold your shares in “street name”, you may not attend the Scheme Meeting or vote your Penguin Solutions Cayman ordinary shares at the Scheme Meeting unless you obtain an “instrument of proxy” or “legal proxy” from your broker or nominee that holds your Penguin Solutions Cayman ordinary shares. If you plan to attend in person and vote your “street name” shares at the Scheme Meeting, you should request such an “instrument of proxy” or “legal proxy” from your broker, bank, or other holder of record and bring it with you to the Scheme Meeting along with proof of identification. If you plan to attend the Scheme Meeting online via live webcast and vote your “street name” shares at the Scheme Meeting, you must use the control number found on your voting instruction form sent in respect of the Scheme Meeting in order to obtain a “legal proxy” and access the Scheme Meeting.

If you hold Penguin Solutions Cayman ordinary shares through a broker or nominee, we recommend that you contact your broker or nominee directly for more information on the procedures by which your Penguin Solutions Cayman ordinary shares can be voted. Your broker or nominee will not be able to vote your Penguin Solutions Cayman ordinary shares unless it receives appropriate instructions from you.

Validity

The chairperson of the Scheme Meeting will determine all questions as to validity, form and eligibility, including time of receipt and acceptance of proxies. His or her determination will be final and binding, provided, however, that such determination is subject to any decision made by a court of competent jurisdiction upon a lawful challenge to his or her determination. The chairperson of the Scheme Meeting has the right to waive any irregularities or conditions as to the manner of voting. The chairperson of the Scheme Meeting may accept your proxy by any form of written or electronic communication of the proxy instrument permitted under the Cayman Companies Act so long as he or she is reasonably assured that the communication is authorized by you. Mark Adams has been appointed as chairperson of the Scheme Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 17, 2025, information regarding the beneficial ownership of Penguin Solutions Cayman shares held by: (1) each of our current directors and each of our named executive officers; (2) all of our current directors and executive officers as a group; and (3) each holder known to us to hold beneficially more than 5% of any class of our ordinary shares or our convertible preferred shares. To our knowledge, except as otherwise indicated, each of the persons listed below has sole or shared voting and investment power with respect to all Penguin Solutions Cayman ordinary shares or Penguin Solutions Cayman convertible preferred shares beneficially owned by him or her. For purposes of the table below, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any Penguin Solutions Cayman ordinary shares or Penguin Solutions Cayman convertible preferred shares that such person has the right to acquire within sixty days after March 17, 2025.

We have based our calculation of the percentage of beneficial ownership on 53,669,338 Penguin Solutions Cayman ordinary shares outstanding as of March 17, 2025 and 200,000 Penguin Solutions Cayman convertible preferred shares outstanding as of March 17, 2025. Penguin Solutions Cayman ordinary shares subject to options under the Penguin Solutions, Inc. Amended and Restated 2017 Share Incentive Plan (as amended, the “Plan”) that are currently exercisable or exercisable within 60 days of March 17, 2025, and restricted share units (“RSUs”) under the Plan and the Penguin Solutions, Inc. 2021 Inducement Plan that are scheduled to be released within 60 days of March 17, 2025 (excluding any performance or market-based awards where the performance or market conditions have not been satisfied as of such date), are deemed to be outstanding and beneficially owned by the person holding the options or the RSUs for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Penguin Solutions Cayman ordinary shares potentially issuable upon conversion of the Convertible Notes or Penguin Solutions Cayman convertible preferred shares are not deemed to be outstanding.

Name and Address of Beneficial Owner**	Amount and Nature of Beneficial Ownership in Ordinary Shares (1)	Percentage of Ordinary Shares Beneficially Owned	Amount and Nature of Beneficial Ownership in Convertible Preferred Shares (1)	Percentage of Convertible Preferred Shares Beneficially Owned
5% Shareholders:
BlackRock, Inc.(2)	8,277,124	15.4%	—	*
The Vanguard Group(3)	6,835,008	12.7%	—	*
FMR LLC(4)	6,453,831	12.0%	—	*
State Street Corporation(5)	3,394,101	6.3%	—	*
Crosslink Capital, Inc.(6)	3,133,050	5.8%	—	*
SK Telecom Co., Ltd.(7)	—	—	200,000	100.0%
Directors and Named Executive Officers:
Mark Adams(8)	830,190	1.5%	—	*
Min Yong Ha	—	—	—	*
Penelope Herscher(9)	16,455	*	—	*
Bryan Ingram(10)	44,098	*	—	*
Sandeep Nayyar(11)	26,986	*	—	*
Mark Papermaster(12)	16,385	*	—	*
Mary Puma(13)	6,967	*	—	*
Maximiliane Straub(14)	48,544	*	—	*
Anne Kuykendall(15)	56,967	*	—	*
David Laurello	—	—	—	*

Name and Address of Beneficial Owner**	Amount and Nature of Beneficial Ownership in Ordinary Shares (1)	Percentage of Ordinary Shares Beneficially Owned	Amount and Nature of Beneficial Ownership in Convertible Preferred Shares (1)	Percentage of Convertible Preferred Shares Beneficially Owned
Pete Manca(16)	29,111	*	—	*
Nate Olmstead(17)	2,507	*	—	*
Jack Pacheco(18)	251,302	*	—	*
Ken Rizvi(19)	14,106	*	—	*
All directors and current executive officers as a group (13 persons)(20)	1,382,405	2.6%	—	*

*	Represents beneficial ownership of less than 1%.
**	Unless otherwise indicated, the address for each beneficial owner is c/o Penguin Solutions, Inc., 1390 McCarthy Boulevard, Milpitas, CA 95035.
(1)

Shares shown in the table include shares of Penguin Solutions Cayman held in the beneficial owner’s name or jointly with others, or in the name of a bank, nominee, or trustee for the beneficial owner’s account.

(2)

Includes (i) 8,185,958 Penguin Solutions Cayman ordinary shares over which BlackRock, Inc. (“BlackRock”) possesses sole voting power and (ii) 8,277,124 Penguin Solutions Cayman ordinary shares over which BlackRock possesses sole dispositive power. The information presented for BlackRock is based on a Schedule 13G/A filed with the SEC on January 22, 2024 with respect to Penguin Solutions Cayman ordinary shares held as of December 31, 2023. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

(3)

Includes (i) 49,100 Penguin Solutions Cayman ordinary shares over which The Vanguard Group (“Vanguard”) has shared voting power, (ii) 6,738,313 Penguin Solutions Cayman ordinary shares over which Vanguard has sole dispositive power, and (iii) 96,695 Penguin Solutions Cayman ordinary shares over which Vanguard has shared dispositive power. Vanguard’s clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Penguin Solutions Cayman ordinary shares. The information presented for Vanguard is based on a Schedule 13G/A filed with the SEC on February 13, 2024 with respect to Penguin Solutions Cayman ordinary shares held as of December 29, 2023. The address for Vanguard is 100 Vanguard Boulevard, Malvern, PA 19355.

(4)

Includes (i) 6,451,909 Penguin Solutions Cayman ordinary shares over which FMR LLC (“FMR”) has sole voting power and (ii) 6,453,831 Penguin Solutions Cayman ordinary shares over which FMR has sole dispositive power. The information presented for FMR is based on a Schedule 13G/A filed with the SEC on March 7, 2025 with respect to Penguin Solutions Cayman ordinary shares held as of February 28, 2025. The address for FMR is 245 Summer Street, Boston, MA 02210.

(5)

Includes (i) 3,270,584 Penguin Solutions Cayman ordinary shares over which State Street Corporation (“State Street”) has shared voting power and (ii) 3,394,101 Penguin Solutions Cayman ordinary shares over which State Street has shared dispositive power. The information presented for State Street is based on a Schedule 13G/A filed with the SEC on January 25, 2024 with respect to Penguin Solutions Cayman ordinary shares held as of December 31, 2023. The address for State Street is State Street Financial Center, 1 Congress Street, Suite 1, Boston, MA 02114.

(6)

Includes 3,133,050 Penguin Solutions Cayman ordinary shares over which Crosslink Capital, Inc. (“Crosslink”) has shared voting and dispositive power. The information presented for Crosslink is based on a Schedule 13G filed with the SEC on February 14, 2025 with respect to Penguin Solutions Cayman ordinary shares held as of December 31, 2024. The address for Crosslink is 2180 Sand Hill Road, Suite 200, Menlo Park, CA 94025.

(7)

Includes 200,000 Penguin Solutions Cayman convertible preferred shares directly held by Astra AI Infra LLC (“Astra”), a special purpose vehicle established by SKT to invest in Penguin Solutions Cayman. Astra has sole voting and dispositive power with respect to the Penguin Solutions Cayman convertible preferred shares, subject to the Investor Agreement (as defined above). SKT may be deemed to have sole voting and dispositive power with respect to the Penguin Solutions Cayman convertible preferred shares held by Astra, subject to the Investor Agreement. The information presented for SKT and Astra is based on a Schedule 13D filed with the SEC on December 20, 2024 with respect to Penguin Solutions Cayman convertible preferred shares held as of December 13, 2024. The address for SKT and Astra is SK T-Tower 65, Eulji-ro, Jung-gu, Seoul, Korea, 04539.
(8)

Consists of (i) 621,819 Penguin Solutions Cayman ordinary shares held of record by Mr. Adams, (ii) 29,640 Penguin Solutions Cayman ordinary shares held through the Adams Family Trust, (iii) 156,250 Penguin Solutions Cayman ordinary shares issuable pursuant to outstanding share options held by Mr. Adams that are currently exercisable or will be exercisable within 60 days of March 17, 2025, and (iv) 22,481 Penguin Solutions Cayman ordinary shares issuable pursuant to outstanding RSUs held by Mr. Adams that are scheduled to be released within 60 days of March 17, 2025.

(9)

Consists of (i) 11,871 Penguin Solutions Cayman ordinary shares held of record by Ms. Herscher and (ii) 4,584 Penguin Solutions Cayman ordinary shares held through the 2001 Herscher Family Trust U/A/D 6/14/2001, for which Ms. Herscher and her spouse serve as co-trustees.

(10)	Consists of 44,098 Penguin Solutions Cayman ordinary shares held of record by Mr. Ingram.
(11)	Consists of 26,986 Penguin Solutions Cayman ordinary shares held of record by Mr. Nayyar.
(12)	Consists of 16,385 Penguin Solutions Cayman ordinary shares held of record by Mr. Papermaster.
(13)	Consists of 6,967 Penguin Solutions Cayman ordinary shares held of record by Ms. Puma.
(14)	Consists of 48,544 Penguin Solutions Cayman ordinary shares held of record by Ms. Straub.
(15)

Consists of (i) 49,328 Penguin Solutions Cayman ordinary shares held of record by Ms. Kuykendall and (ii) 7,639 Penguin Solutions Cayman ordinary shares issuable pursuant to outstanding RSUs held by Ms. Kuykendall that are scheduled to be released within 60 days of March 17, 2025.

(16)

Consists of (i) 1,023 Penguin Solutions Cayman ordinary shares held of record by Mr. Manca and (ii) 28,088 Penguin Solutions Cayman ordinary shares issuable pursuant to outstanding RSUs held by Mr. Manca that are scheduled to be released within 60 days of March 17, 2025.

(17)

Consists of (i) 929 Penguin Solutions Cayman ordinary shares held of record by Mr. Olmstead and (ii) 1,578 Penguin Solutions Cayman ordinary shares issuable pursuant to outstanding RSUs held by Mr. Olmstead that are scheduled to be released within 60 days of March 17, 2025.

(18)

Consists of (i) 180,388 Penguin Solutions Cayman ordinary shares held of record by Mr. Pacheco, (ii) 66,666 Penguin Solutions Cayman ordinary shares issuable pursuant to outstanding share options held by Mr. Pacheco that are currently exercisable or will be exercisable within 60 days of March 17, 2025, and (iii) 4,248 Penguin Solutions Cayman ordinary shares issuable pursuant to outstanding RSUs held by Mr. Pacheco that are scheduled to be released within 60 days of March 17, 2025.

(19)	Consists of 14,106 Penguin Solutions Cayman ordinary shares held of record by Mr. Rizvi.
(20)

Includes (i) 1,051,963 Penguin Solutions Cayman ordinary shares held of record by our current executive officers and directors, (ii) 34,224 Penguin Solutions Cayman ordinary shares indirectly held of record by our current executive officers and directors, (iii) 222,916 Penguin Solutions Cayman ordinary shares issuable pursuant to outstanding share options that are currently exercisable or will be exercisable within 60 days of March 17, 2025, and (iv) 73,302 Penguin Solutions Cayman ordinary shares issuable pursuant to outstanding RSUs that are scheduled to be released within 60 days of March 17, 2025.

SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS

Penguin Solutions Cayman

Penguin Solutions Cayman’s annual general meeting of shareholders for 2025 occurred on February 7, 2025. Penguin Solutions Cayman expects to hold its 2026 annual general meeting of shareholders (the “2026 Annual General Meeting”) on or about February 6, 2026. Shareholders wishing to present proposals for inclusion in our proxy statement for the 2026 Annual General Meeting pursuant to Rule 14a-8 of the Exchange Act, must submit their proposals so that they are received by us at our U.S. executive offices no later than August 22, 2025. Proposals should be sent to our Secretary, c/o Penguin Solutions, Inc., 1390 McCarthy Boulevard, Milpitas, CA 95035. However, if the date of our 2026 Annual General Meeting is changed by more than 30 days from the date of our 2025 annual general meeting, then the deadline for receipt of any shareholder proposal submitted pursuant to Rule 14a-8 is a reasonable time before we begin to print and send our proxy materials.

For other business to be brought before the shareholders at an annual general meeting of shareholders outside of Rule 14a-8 of the Exchange Act, shareholders must notify the Penguin Solutions Cayman secretary in writing not less than 45 days prior to the anniversary date on which Penguin Solutions Cayman mailed proxy materials for the prior year’s annual general meeting; provided, however, that if the meeting occurs on a date more than 30 days earlier or later than the prior year’s annual general meeting, the Penguin Solutions Cayman Board shall determine a date a reasonable period prior to the annual general meeting by which date the notice must be delivered by shareholders to Penguin Solutions Cayman and shall publicize such date in a filing pursuant to the Exchange Act or via press release.

With respect to director nominations, the Penguin Solutions Cayman Articles provide that shareholders who wish to nominate a director to be brought before the shareholders at an annual general meeting of shareholders must notify the Penguin Solutions Cayman secretary in writing not less than 120 days prior to the annual general meeting of shareholders; provided, however, that in the event of less than 130 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

Based on the expected date of the 2026 Annual General Meeting, shareholders wishing to present other proposals for consideration at the 2026 Annual General Meeting under these provisions of the Penguin Solutions Cayman Articles must submit their proposals so that they are received in writing not later than November 5, 2025 in order to be considered. Shareholders wishing to present nominations for directors for consideration at the 2026 Annual General Meeting under the provisions of the Penguin Solutions Cayman Articles must submit their nominations so that they are received by the secretary of Penguin Solutions Cayman not later than October 9, 2025 in order to be considered.

Nominations or proposals should be sent in writing to the Penguin Solutions Cayman secretary in writing. A shareholder’s notice to nominate a director or bring any other business before the 2026 Annual General Meeting must set forth certain information, which is specified in the Penguin Solutions Cayman Articles. A complete copy of the Penguin Solutions Cayman Articles may be found by accessing Penguin Solutions’ filings on the SEC’s website at www.sec.gov. Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b).

If the Completion Date occurs prior to the 2026 Annual General Meeting, Penguin Solutions Delaware will provide notice of its annual stockholder meeting to be held in 2026 and solicit stockholder proposals in a subsequent filing with the SEC in accordance with Rule 14a-8 under the Exchange Act and the DGCL.

Penguin Solutions Delaware

Assuming consummation of the Transaction, Penguin Solutions Delaware stockholders will be entitled to present proposals for consideration at forthcoming Penguin Solutions Delaware stockholders’ meetings provided that they comply with the proxy rules promulgated by the SEC, the Penguin Solutions Delaware amended and restated certificate of incorporation and amended and restated bylaws and the DGCL.

HOUSEHOLDING OF SHAREHOLDER DOCUMENTS

We may send a single set of shareholder documents to any household at which two or more shareholders reside, unless we have received contrary instructions from one or more of the shareholders. This process is called “householding.” This reduces the volume of duplicate information received at your household and helps us to reduce our costs. Your materials may be househeld based on your prior express or implied consent. A number of brokerage firms with account holders who are Penguin Solutions Cayman shareholders have instituted householding. Once a shareholder has received notice from his or her broker that the broker will be householding communications to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes his or her consent. If your materials have been househeld and you wish to receive separate copies of these documents, or if you are receiving duplicate copies of these documents and wish to have the information househeld, you may notify your broker or write or call Penguin Solutions Cayman at:

Penguin Solutions, Inc.

1390 McCarthy Boulevard, Milpitas, CA 95035

Attention: Corporate Secretary

Telephone: +1 (510) 623-1231

We will deliver promptly, upon written or oral request, a separate copy of this proxy statement and the accompanying documents being delivered therewith, to a shareholder at a shared address to which a single copy of the documents was delivered.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act. Accordingly, we are required to file reports and other information with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The SEC maintains an Internet website that contains reports and other information about issuers, like us, that file electronically with the SEC. The address of that website is www.sec.gov. We also maintain a website at www.penguinsolutions.com, at which you may access these materials free of charge as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. The information contained on, or that can be accessed through, our website is not a part of this proxy statement. Investors should not rely on any such information in deciding whether to purchase our securities. We have included our website address in this proxy statement solely as an inactive textual reference.

The SEC allows us to “incorporate by reference” the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this proxy statement, and information that we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and all documents subsequently filed with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act of 1934, as amended, prior to the date of the Scheme Meeting (excluding any information “furnished” but not “filed”):

•	our Annual Report on Form 10-K for the fiscal year ended August 30, 2024, filed with the SEC on October 24, 2024;

•	our Quarterly Report on Form 10-Q for the fiscal quarters ended November 29, 2024 and February 28, 2025, filed with the SEC on January 8, 2025 and April 2, 2025, respectively;

•	our Current Reports on Form 8-K filed with the SEC on December 16, 2024, February 12, 2025, March 24, 2025, and April 2, 2025 (Item 5.02 only);

•	and the description of our ordinary shares contained in Exhibit 4.1 to our Annual Report on Form 10-K for the fiscal year ended August 27, 2021 and filed with the SEC on October 25, 2021; and

•	our definitive proxy statement on Schedule 14A filed with the SEC on December 20, 2024 and definitive additional materials on Schedule 14A filed with the SEC on December 20, 2024.

Any statement contained in a document incorporated by reference in this proxy statement shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein or in any other subsequently filed document that also is incorporated by reference in this proxy statement modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

We are not, however, incorporating by reference any documents or portions thereof, whether specifically listed above or filed in the future, that are not deemed “filed” with the SEC, including any information furnished pursuant to Items 2.02 or 7.01 of Form 8-K or certain exhibits furnished pursuant to Item 9.01 of Form 8-K.

You may request, and we will provide you with, a copy of these filings (excluding certain exhibits to the documents), at no cost, by calling us at (510) 623-1231 or by writing to us at the following address:

Penguin Solutions, Inc.

1390 McCarthy Boulevard

Milpitas, CA 95035

Attention: Corporate Secretary

To ensure timely delivery of these documents before the Scheme Meeting, any request should be made by June 2, 2025. The exhibits to these documents will generally not be made available unless such exhibits are specifically incorporated by reference in this proxy statement.

We have not authorized anyone to give any information or make any representation about the Transaction or the Scheme of Arrangement Proposal contained herein or about us that differs from or adds to the information in this proxy statement or in the documents incorporated by reference herein. Therefore, you should not rely upon any information that differs from or is in addition to the information contained in this proxy statement or in the documents incorporated by reference herein.

The information contained in this proxy statement speaks only as of the date on the cover, unless the information specifically indicates that another date applies.

ANNEX A

IN THE GRAND COURT OF THE CAYMAN ISLANDS FINANCIAL SERVICES DIVISION

CAUSE NO: FSD 66 OF 2025 (IKJ)

IN THE MATTER OF SECTION 86 OF THE COMPANIES ACT (2025 REVISION)

AND

IN THE MATTER OF PENGUIN SOLUTIONS, INC.

NOTICE OF SCHEME MEETING

NOTICE IS HEREBY GIVEN that, by an order dated April 29, 2025 (the “Order”) made in the above matter, the Grand Court of the Cayman Islands (the “Cayman Court”) has directed that a single meeting (the “Scheme Meeting”) be convened of the registered holders of the ordinary shares and the convertible preferred shares of Penguin Solutions, Inc. (“Penguin Solutions Cayman”) for the purposes of considering and, if thought fit, approving (with or without modification) a scheme of arrangement (the “Scheme of Arrangement”) pursuant to Section 86 of the Companies Act (2025 Revision) of the Cayman Islands proposed to be made between Penguin Solutions Cayman and the holders of the ordinary shares and the convertible preferred shares of Penguin Solutions Cayman (as set out in more detail in the accompanying Proxy Statement).

The Scheme Meeting is scheduled to be held at Latham & Watkins LLP, 140 Scott Drive Menlo Park, CA 94025, United States, and broadcast via live webcast on June 16, 2025 at 10:00 a.m. (Pacific Time in the United States) (being 12:00 p.m. Cayman Islands Time), at which time all of the shareholders of Penguin Solutions Cayman entitled to vote at the Scheme Meeting are requested to attend.

If you are a registered shareholder, in order to participate in the Scheme Meeting online, you must go to www.virtualshareholdermeeting.com/PENG2025SM at 10:00 a.m. (Pacific Time in the United States) (being 12:00 p.m. Cayman Islands Time) on June 16, 2025 and use the control number found on your proxy card to access the meeting. If you hold Penguin Solutions Cayman ordinary shares in “street name” beneficially through a bank, broker, trustee, custodian or other nominee (which we generally refer to as “brokers” or “nominees”), in order to participate in the Scheme Meeting you must obtain an “instrument of proxy” or “legal proxy” from your broker or nominee that holds your Penguin Solutions Cayman shares. If you plan to attend in person and vote your “street name” shares at the Scheme Meeting, you should request such an “instrument of proxy” or “legal proxy” from your broker, bank, or other holder of record and bring it with you to the Scheme Meeting along with proof of identification. If you plan to attend the Scheme Meeting online via live webcast and vote your “street name” shares at the Scheme Meeting, you must use the control number found on your voting instruction form sent in respect of the Scheme Meeting in order to obtain a “legal proxy” and access the Scheme Meeting. You can access the Scheme Meeting at www.virtualshareholdermeeting.com/PENG2025SM at 10:00 a.m. (Pacific Time in the United States) (being 12:00 p.m. Cayman Islands Time) on June 16, 2025, by using the control number found on your voting instruction form.

To be approved, the Scheme of Arrangement requires approval by 75% or more of the nominal value of the ordinary shares and convertible preferred shares of Penguin Solutions Cayman voted at the Scheme Meeting by the shareholders present and voting (either in person (including via live webcast) or represented by proxy) at the Scheme Meeting. Holders of the ordinary shares and convertible preferred shares of Penguin Solutions Cayman will vote together on the Scheme. Broker “non-votes,” if any, and abstentions, will be disregarded and will have no effect on the outcome of the vote. Voting at the Scheme Meeting will be by way of poll.

A copy of the Scheme of Arrangement and a copy of the Proxy Statement explaining the effect of the Scheme of Arrangement are incorporated into the composite document of which this notice forms part (the “Proxy Statement”). A copy of the Proxy Statement has been made available on the Investor Relations section of Penguin Solutions Cayman’s website at https://ir.penguinsolutions.com/investors/default.aspx. Defined terms used in this Notice of Scheme Meeting shall, unless otherwise provided, have the same meanings as in the Proxy Statement.

At the Scheme Meeting the following resolution will be proposed:

“THAT the Scheme of Arrangement (a copy of which has been produced to this meeting and for the purposes of identification signed by the chairperson hereof) in its original form or with such modifications, additions or conditions as may be approved or imposed by the Cayman Islands Grand Court, and as may be agreed by the Company, be and is hereby approved.”

Chairperson of the Scheme Meeting

By the said Order, the Cayman Court has appointed Mark Adams, or failing him, Nate Olmstead, to act as the chairperson of the Scheme Meeting and has directed the chairperson of the Scheme Meeting to report the result thereof to the Cayman Court within seven days of the Scheme Meeting.

Voting Record Time

If you are a registered shareholder of Penguin Solutions Cayman as at the Voting Record Time (being 1:15 p.m. (Pacific Time in the United States) on April 25, 2025), you are entitled to attend the Scheme Meeting and vote your Penguin Solutions Cayman ordinary shares and/or convertible preferred shares (and any adjournments thereof), either by voting in person (including via live webcast) or by proxy by submitting a completed proxy card.

Voting Procedures

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE SCHEME MEETING, PLEASE TAKE THE NECESSARY STEPS TO VOTE IN ADVANCE OF THE SCHEME MEETING.

A proxy card for use at the Scheme Meeting accompanies this Notice of Scheme Meeting.

If you are a shareholder reflected on the register of members of Penguin Solutions Cayman as at the Voting Record Time you should properly mark, date, sign and return the proxy card to ensure that your Penguin Solutions Cayman ordinary shares and/or convertible preferred shares are voted in accordance with your wishes. You may submit your proxy card by mail. The proxy card must be lodged with Broadridge at Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, by no later than 8:59 p.m. (Pacific Time in the United States) on June 15, 2025.

Completion and return of the proxy card will not prevent you from attending and voting at the Scheme Meeting, or any adjournments thereof, in person (including via live webcast) if you wish to do so. Attending the Scheme Meeting in person (including via live webcast) will not in and of itself revoke a previously submitted proxy card. However, any votes cast by you or your proxy at the Scheme Meeting will revoke a previously submitted proxy card.

If you are a registered holder of shares in Penguin Solutions Cayman, to vote via Internet before the Scheme Meeting, go to www.ProxyVote.com or scan the QR barcode on your proxy card. Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 8:59 p.m. (Pacific Time in the United States) on June 15, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

If you are a registered holder of shares in Penguin Solutions Cayman, to vote via telephone before the Scheme Meeting, dial toll-free 1-800-690-6903 using any touch-tone telephone to transmit your voting instructions. Vote by 8:59 p.m. (Pacific Time in the United States) on June 15, 2025. Have your proxy card in hand when you call and then follow the instructions.

If you are a registered holder of shares in Penguin Solutions Cayman, to vote via Internet during the Scheme Meeting, go to www.virtualshareholdermeeting.com/PENG2025SM. You may attend the Scheme Meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow on your proxy card available and follow the instructions.

If you hold your Penguin Solutions Cayman ordinary shares in “street name” beneficially through a broker or nominee, a voting instruction form for use at the Scheme Meeting accompanies this Notice of Scheme Meeting.

You should properly mark, date, sign and return the voting instruction form to ensure that your Penguin Solutions Cayman ordinary shares are voted in accordance with your wishes. You may submit your voting instruction form by mail, or by following the internet or touch-tone voting instructions on the voting instruction form. The voting instruction form must be lodged with your broker or nominee by 8:59 p.m. (Pacific Time in the United States) on June 15, 2025. Please note that holders of Penguin Solutions Cayman ordinary shares through brokers or nominees are required to submit their voting instruction forms to their applicable broker or nominee prior to the deadline applicable to registered holders of Penguin Solutions Cayman ordinary shares and/or convertible preferred shares and such holders should follow any separate instructions that are provided by their applicable broker or nominee. You should contact your broker or nominee directly for more information on these procedures.

Shareholders who hold their Penguin Solutions Cayman ordinary shares in “street name” beneficially through a broker or nominee must vote their Penguin Solutions Cayman ordinary shares by following the procedures established by their broker or nominee. We recommend that you contact your broker or nominee directly for more information on the procedures by which your Penguin Solutions Cayman ordinary shares can be voted. Your broker or nominee will not be able to vote your Penguin Solutions Cayman ordinary shares unless it receives appropriate instructions from you.

In addition, you may not vote your Penguin Solutions Cayman ordinary shares held beneficially through a broker or nominee in person (including via live webcast) at the Scheme Meeting unless you obtain an “instrument of proxy” or “legal proxy” from your broker or nominee that holds your Penguin Solutions Cayman ordinary shares. You will need to follow the instructions of your broker or nominee in order to obtain such an “instrument of proxy” or “legal proxy.” If you hold your shares in “street name” and plan to attend the Scheme Meeting in person and vote your “street name” shares at the Scheme Meeting, you should request such an “instrument of proxy” or “legal proxy” from your broker, bank, or other holder of record and bring it with you to the Scheme Meeting along with proof of identification. If you plan to attend the Scheme Meeting online via live webcast and vote your “street name” shares at the Scheme Meeting, you must use the control number found on your voting instruction form sent in respect of the Scheme Meeting in order to obtain a “legal proxy” and access the Scheme Meeting.

Each holder of Penguin Solutions Cayman shares as at the Voting Record Time may vote or appoint a proxy to vote either “FOR” or “AGAINST” the Scheme of Arrangement, but not both. You may not split your vote and any split votes received from shareholders will be disregarded in their entirety for the purpose of the Scheme Meeting. Accordingly, shareholders should note that appointing more than one proxy will not result in that shareholder being counted more than once for the purposes of determining that the Scheme of Arrangement has been approved by at least 75% in nominal value of the ordinary shares and convertible preferred shares voted at the Scheme Meeting.

NOTICE IS FURTHER GIVEN THAT if approved at the Scheme Meeting, the Scheme of Arrangement will be subject to a subsequent application seeking the sanction of the Cayman Court (the “Sanction Hearing”), which is listed to be heard at the Law Courts, George Town, Grand Cayman at 7:30 a.m. (Pacific Time in the United States) (being 9:30 a.m. Cayman Islands Time) on June 25, 2025, or as soon as practicable thereafter as it may be heard.

Penguin Solutions Cayman shareholders have the right to attend and be heard at the Sanction Hearing, through legal counsel, to support or oppose the sanction of the Scheme of Arrangement. If you are a Penguin Solutions Cayman shareholder who wishes to appear in person or by counsel at the Sanction Hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement, please provide notice of your intention to do so to Penguin Solutions Cayman’s Cayman Islands legal advisers, Walkers (Cayman) LLP, at 190 Elgin Avenue, George Town, Grand Cayman KY1-9001, Cayman Islands, at least three days before the Sanction Hearing.

Dated: May 2, 2025

PENGUIN SOLUTIONS, INC.

Registered Office:

Walkers Corporate Limited

190 Elgin Avenue

George Town

Grand Cayman KY1-9008 Cayman Islands

ANNEX B

IN THE GRAND COURT OF THE CAYMAN ISLANDS

FINANCIAL SERVICES DIVISION

CAUSE NO: FSD 66 of 2025 (IKJ)

IN THE MATTER OF SECTION 86 OF THE COMPANIES ACT (2025 REVISION)

AND

IN THE MATTER OF PENGUIN SOLUTIONS, INC.

SCHEME OF ARRANGEMENT

(under Section 86 of the Cayman Islands Companies Act (2025 Revision))

BETWEEN

PENGUIN SOLUTIONS, INC.

(an exempted company incorporated with limited liability and registered under the laws of the Cayman Islands with registration number 255221)

AND

THE SCHEME SHAREHOLDERS

(as hereinafter defined)

PART 1: PRELIMINARY

1.	DEFINITIONS

1.1	In this Scheme, unless inconsistent with the subject or context, the following expressions shall bear the meanings respectively set out opposite them:

“$”, “US$” or “USD”	the lawful currency of the United States of America;

“Cayman Companies Act”	the Companies Act (2025 Revision) of the Cayman Islands, as amended, modified or re-enacted from time to time;

“Cayman Court”	the Grand Court of the Cayman Islands and any court capable of hearing appeals therefrom;

“Cayman Islands Registrar of Companies”	the Registrar of Companies in the Cayman Islands;

“CEDE”	CEDE & Co., as nominee of The Depository Trust Company;

“Completion Date”	1:30 p.m. (Pacific Time in the United States) on June 30, 2025

“Conditions”	the following conditions:

(a)   the Scheme is approved by the affirmative vote of at least 75% or more of the nominal value of the Scheme Shares voted at the Scheme Meeting by holders of the Scheme Shares as at the Voting Record Time who are entitled to vote and who are present and who vote (in person (including via webcast) or by proxy) at the Scheme Meeting;

(b) the Cayman Court grants the Sanction Order;

(c) the Sanction Order having been duly delivered to the Cayman Islands Registrar of Companies;

(d) no statute, rule or regulation is enacted or promulgated by any governmental entity of competent jurisdiction that prohibits or makes illegal the consummation of the Scheme;

(e) no order or injunction of a court of competent jurisdiction is in effect that prevents consummation of the Scheme;

(f) permission having been granted by Nasdaq to admit the Penguin Solutions Delaware Common Stock for trading; and

(g) any regulatory approval or consent that may be required in connection with the Scheme;

“Effective Time”	the time at which this Scheme becomes effective in accordance with Clause 6 (Application and Effectiveness of this Scheme), which is expected to be at or around 3:00 p.m. (Pacific Time in the United States) on June 25, 2025;

“Exchange Agent”	Computershare Inc., a Delaware corporation, and its wholly owned subsidiary Computershare Trust Company, N.A., a federally chartered trust company;

“Longstop Date”	31 December 2025 (or such later date as the Cayman Court may allow);

“Nasdaq”	the Nasdaq Global Select Market;

“Penguin Solutions Cayman”	Penguin Solutions, Inc., a company incorporated in the Cayman Islands as an exempted company with limited liability with registration number 255221, whose registered office is at Walkers Corporate Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9008, Cayman Islands;

“Penguin Solutions Cayman Convertible Preferred Shares”	the issued and outstanding convertible preferred shares of Penguin Solutions Cayman with a par value of US$0.03 each;

“Penguin Solutions Cayman Ordinary Shares”	the issued and outstanding ordinary shares of Penguin Solutions Cayman with a par value of US$0.03 each;

“Penguin Solutions Delaware”	Penguin Solutions, Inc., a corporation incorporated under the laws of the State of Delaware, the United States;

“Penguin Solutions Delaware Common Stock”	the common stock of Penguin Solutions Delaware with a par value of US$0.03 each;

“Penguin Solutions Delaware Convertible Preferred Stock”	the convertible preferred stock of Penguin Solutions Delaware with a par value of US$0.03 each;

“Penguin Solutions Delaware Stock”	collectively, the Penguin Solutions Delaware Common Stock and the Penguin Solutions Delaware Convertible Preferred Stock;

“Penguin Solutions Group”	the Penguin Solutions group of companies, comprising Penguin Solutions Cayman and its subsidiaries;

“Register of Members”	the register of members of Penguin Solutions Cayman kept in accordance with Section 40 of the Cayman Companies Act;

“Sanction Hearing”	the hearing by the Cayman Court of the petition seeking the sanction of the Scheme under Section 86 of the Cayman Companies Act;

“Sanction Order”	the order of the Cayman Court sanctioning this Scheme under Section 86 of the Cayman Companies Act;

“Scheme”	this scheme of arrangement in respect of Penguin Solutions Cayman and the Scheme Shareholders proposed to be made under Section 86 of the Cayman Companies Act in its present form or with or subject to any modifications, additions or conditions which the Cayman Court may think fit to approve or impose and agreed to by Penguin Solutions Cayman;

“Scheme Consideration”	has the meaning given to it in Clause 7.2 below;

“Scheme Meeting”	the meeting of the shareholders of Penguin Solutions Cayman as at the Voting Record Time to be held (in person and broadcast via live webcast) at 10:00 a.m. (Pacific Time in the United States), on June 16, 2025, convened pursuant to an Order of the Cayman Court dated April 29, 2025 for the purposes of considering and, if thought fit, approving the Scheme (with or without amendment);

“Scheme Record Time”	1:29 p.m. (Pacific Time in the United States), on June 30, 2025;

“Scheme Shareholders”	holders of Scheme Shares appearing on the Register of Members as at the Scheme Record Time;

“Scheme Shares”	all the Penguin Solutions Cayman Ordinary Shares and the Penguin Solutions Cayman Convertible Preferred Shares issued and outstanding;

“US” or “United States”	the United States, its territories and possessions, including any State of the United States;

“US Securities Act”	United States Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder; and

“Voting Record Time”	1:15 p.m. (Pacific Time in the United States) on April 25, 2025, the record date for the Scheme Meeting.

2.	INTERPRETATION

2.1	In this Scheme, unless the context otherwise requires or otherwise expressly provides:

(a)	references to Parts, Clauses and Sub-Clauses are references to parts, clauses and sub-clauses respectively of this Scheme;

(b)	references to a “person” include references to an individual, firm, partnership, company, corporation, unincorporated body of persons or any state or state agency;

(c)	references to a statute, statutory provision, enactment or subordinate legislation include the same as subsequently modified, amended or re-enacted from time to time;

(d)

references to an agreement, deed or document shall be deemed also to refer to such agreement, deed or document as amended, supplemented, restated, verified, replaced and/or novated (in whole or in part) from time to time and to any agreement, deed or document executed pursuant thereto;

(e)	the singular includes the plural and vice-versa and words importing one gender shall include all genders;

(f)	headings to, Parts, Clauses and Sub-Clauses are for ease of reference only and shall not affect the interpretation of this Scheme; and

(g)	all references to time are references to Cayman Islands Time unless otherwise stated.

3.	PENGUIN SOLUTIONS CAYMAN

3.1

Penguin Solutions Cayman is a company incorporated in the Cayman Islands as an exempted company with limited liability with registration number 255221, whose registered office is at Walkers Corporate Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9008, Cayman Islands.

3.2

The authorised share capital of Penguin Solutions Cayman is US$6,900,000 divided into: (i) 200,000,000 ordinary shares with a par value of US$ 0.03 each; and (ii) 30,000,000 convertible preferred shares with a par value of US$ 0.03 each.

3.3

As at April 30, 2025, being the latest practicable date prior to the date of this document, 52,756,646 Penguin Solutions Cayman Ordinary Shares and 200,000 Penguin Solutions Cayman Convertible Preferred Shares were issued and remain outstanding.

4.	PENGUIN SOLUTIONS DELAWARE

4.1

Penguin Solutions Delaware was formed in the United States in the State of Delaware as a corporation, whose registered office is at The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801. Prior to the Completion Date, Penguin Solutions Delaware will not engage in any business or other activities other than in connection with the Scheme and its organisational activities.

4.2

Penguin Solutions Delaware has undertaken to the Cayman Court to be bound by the Scheme, and will execute and do and procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by it for the purpose of giving effect to the terms of this Scheme.

5.	PURPOSE OF SCHEME

5.1

The purpose of the Scheme is to implement a new corporate structure for the Penguin Solutions Group to result in a change in jurisdiction of incorporation of the ultimate parent company of the Penguin Solutions Group from the Cayman Islands to the State of Delaware, United States. This is anticipated to, among other benefits, simplify and streamline the organisational, statutory and regulatory structure of the Penguin Solutions Group for the benefit of its shareholders and align the legal framework governing the Penguin Solutions Group with its operational footprint.

5.2

This will be achieved by the transfer, on the Completion Date, of the Scheme Shares by the Scheme Shareholders to Penguin Solutions Delaware fully paid, free and clear of any liens, pledges, security interests or other encumbrances, in consideration for which Penguin Solutions Delaware will issue an equal number of shares of Penguin Solutions Delaware Stock to the Scheme Shareholders (as more fully described below in Clause 7) with Penguin Solutions Delaware becoming the publicly traded ultimate parent company of the Penguin Solutions Group.

5.3

After the Completion Date, the Scheme Shareholders will continue to own an interest in the ultimate parent company of the Penguin Solutions Group, which will indirectly conduct the same business operations as currently conducted by the Penguin Solutions Group prior to the Completion Date. The number of shares of Penguin Solutions Delaware Stock owned by each Scheme Shareholder will be the same as the number of Scheme Shares owned by each Scheme Shareholder immediately prior to the Completion Date, and their relative ownership interest in the Penguin Solutions Group will remain unchanged as a result of the Scheme.

5.4

The issuance of Penguin Solutions Delaware Stock to the Scheme Shareholders pursuant to the Scheme will not be registered under the US Securities Act in reliance upon Section 3(a)(10) of the US Securities Act. Section 3(a)(10) of the US Securities Act exempts securities issued in exchange for one or more outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by any court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom such securities will be issued have a right to appear and to whom adequate notice of the hearing has been given. The parties intend to rely on the Section 3(a)(10) exemption under the US Securities Act in entering into this Scheme and the parties shall so advise the Cayman Court.

PART 2: THE SCHEME

6.	APPLICATION AND EFFECTIVENESS OF THIS SCHEME

6.1	The compromise and arrangement effected by this Scheme shall apply to all Scheme Shares and shall be binding on all Scheme Shareholders.

6.2

Subject to the Conditions having been first satisfied or, to the extent permitted by law, waived by Penguin Solutions Cayman, this Scheme shall become effective as soon as the Sanction Order (sanctioning the Scheme under Section 86 of the Cayman Companies Act) shall have been duly delivered to the Cayman Islands Registrar of Companies for registration pursuant to Section 86(3) of the Cayman Companies Act, at which time this Scheme shall become effective in accordance with its terms.

6.3

Penguin Solutions Cayman shall give notification of this Scheme having become effective in accordance with its terms by providing notice to all holders of the Scheme Shares that exist immediately prior to the Effective Time, within 5 business days of the Effective Time having occurred. Such notice shall enclose a copy of the Sanction Order.

6.4

The terms of the Scheme will be implemented on the Completion Date, at which time the Scheme Shareholders will transfer their Scheme Shares to Penguin Solutions Delaware and the Scheme Consideration will be issued to the Scheme Shareholders pursuant to Clause 7 (The Scheme and Scheme Consideration). Penguin Solutions Cayman shall give notification of the implementation of the terms of the Scheme by providing notice to all Scheme Shareholders, within 5 business days of the Completion Date.

6.5

On and from the Effective Time, the Scheme Shares and the rights of any holders of the Scheme Shares (and any person who acquires any interests in or arising out of the Scheme Shares after the Scheme Record Time) shall be subject to the compromises and arrangements set out in the Scheme.

6.6

Unless the Completion Date occurs on or before the Longstop Date, the terms of, and obligations on Penguin Solutions Cayman under or pursuant to, the Scheme shall lapse and all compromises and arrangements provided for by the Scheme shall have no force or effect.

7.	THE SCHEME AND SCHEME CONSIDERATION

7.1	On the Completion Date, all of the Scheme Shares will be transferred from the Scheme Shareholders to Penguin Solutions Delaware:

(a)	fully paid;

(b)	free and clear of any liens, pledges, security interests or other encumbrances; and

(c)

together with all rights, benefits and entitlements as at the Completion Date and thereafter attaching thereto, including the right to receive and retain all dividends and other distributions (if any) which may be declared, paid or made thereon by Penguin Solutions Cayman on or after the Completion Date, but excluding the right to receive and retain all dividends and distributions (if any), the record date of which falls before the Completion Date, together with all interest accrued thereon.

7.2

In consideration for the transfer of the Scheme Shares pursuant to Clause 7.1, on the Completion Date and subject to the provisions of Clause 8 (Allotment and issue of Penguin Solutions Delaware Stock) and Clause 9 (Mandated Payments and other Instructions), Penguin Solutions Delaware shall issue to each Scheme Shareholder fully paid and non-assessable shares of Penguin Solutions Delaware Common Stock and/or Penguin Solutions Delaware Convertible Preferred Stock (as applicable), on the following one-to-one basis:

(a)	for every one (1) Penguin Solutions Cayman Ordinary Share transferred, one (1) share of Penguin Solutions Delaware Common Stock shall be issued; and

(b)

for every one (1) Penguin Solutions Cayman Convertible Preferred Share transferred, one (1) share of Penguin Solutions Delaware Convertible Preferred Stock shall be issued, (Clause 7.2 (a) and (b) together, the “Scheme Consideration”).

7.3

For the purpose of giving effect to the transfer of the Scheme Shares provided for in Clause 7.1, Penguin Solutions Cayman shall authorise any person to execute or effect on behalf of all the Scheme Shareholders, as well as on behalf of CEDE, an instrument or instruction of transfer of all the Scheme Shares held by such Scheme Shareholders (whether directly or held in the name of CEDE) and every such instrument or instruction of transfer so executed shall be effective as if it had been executed by such Scheme Shareholders and by CEDE, respectively.

7.4

On the Completion Date, Penguin Solutions Delaware will deposit with the Exchange Agent, acting as exchange agent and solely for the account and benefit of the Scheme Shareholders, book-entry shares representing the full number of shares of Penguin Solutions Delaware Stock to be issued as the Scheme Consideration. As promptly as practicable thereafter, Penguin Solutions Delaware will cause the Exchange Agent to deliver the Scheme Consideration to the Scheme Shareholders without any further action on the part of the Scheme Shareholders.

7.5

The shares of Penguin Solutions Delaware Stock constituting the Scheme Consideration will only be registered in the name of those persons in whose name the Scheme Shares were transferred from as registered in the Register of Members of Penguin Solutions Cayman as of the Scheme Record Time. In the case of Scheme Shares for which CEDE is the registered holder at the Scheme Record Time, the entitlement to the relevant shares of Penguin Solutions Delaware Stock shall be credited to CEDE.

7.6	In the case of joint holders of Scheme Shares in issue as of the Scheme Record Time, the Scheme Consideration shall be issued to all such holders of Scheme Shares jointly.

7.7	For the purposes of determining the identity of the Scheme Shareholders, Penguin Solutions Cayman shall be under no obligation to recognize any transfer of Scheme Shares after the Scheme Record Time.

7.8

The transfer of the Scheme Shares shall be recorded by removing the name of each Scheme Shareholder from the Register of Members of Penguin Solutions Cayman as at the Scheme Record Time, and recording Penguin Solutions Delaware on the Register of Members of Penguin Solutions Cayman as the sole member of Penguin Solutions Cayman as of the Completion Date, who shall thereafter be the legal and beneficial owner of all Scheme Shares.

7.9	From and after the Completion Date, the Scheme Shareholders shall cease to have any rights with respect to the Scheme Shares, except their rights under the Scheme.

8.	ALLOTMENT AND ISSUE OF PENGUIN SOLUTIONS DELAWARE STOCK

8.1

The Penguin Solutions Delaware Common Stock to be issued pursuant to Clause 7 (The Scheme and Scheme Consideration) shall rank equally, but junior to the Penguin Solutions Delaware Convertible Preferred Stock for all dividends or distributions made, paid or declared in respect of Penguin Solutions Delaware after the Completion Date.

8.2

The Penguin Solutions Delaware Convertible Preferred Stock to be issued pursuant to Clause 7 (The Scheme and Scheme Consideration) shall rank equally, but senior to the Penguin Solutions Delaware Common Stock for all dividends or distributions made, paid or declared in respect of Penguin Solutions Delaware after the Completion Date.

8.3

The provisions of Clause 7 shall be subject to any prohibition or condition imposed by law. Without prejudice to the generality of the foregoing, if, in respect of any Scheme Shareholder who is a citizen, resident or national of any jurisdiction outside the Cayman Islands or the United States, Penguin Solutions Delaware is advised that the allotment and issue of Penguin Solutions Delaware Stock pursuant to Clause 7 would infringe the laws of any jurisdiction outside the Cayman Islands or the United States or would require Penguin Solutions Delaware to observe any governmental or other consent or effect any registration, filing or other formality with which, in the opinion of Penguin Solutions Delaware, it would be unable to comply or which it regards as unduly onerous, then Penguin Solutions Delaware may in its sole discretion either:

(a)

determine that such Penguin Solutions Delaware Stock shall be sold, in which case the Penguin Solutions Delaware Stock shall be issued to such Scheme Shareholder and Penguin Solutions Delaware shall appoint a person to act pursuant to this Clause 8.3(a) as an authorised person on behalf of such Scheme Shareholder to procure that any such Penguin Solutions Delaware Stock in respect of which Penguin Solutions Delaware has made such determination shall, as soon as practicable following the Scheme Record Time, be sold at the best price which can reasonably be obtained at the time of sale. The net proceeds of such sale (after the deduction of all expenses and commissions, including any amount in respect of any tax payable thereon) shall be paid to such Scheme Shareholder by cheque or such other form of payment as determined by the authorised person in its sole discretion. To give effect to any such sale, the authorised person shall be authorised on behalf of such Scheme Shareholder to execute and deliver a form of transfer and to give such instructions and do all such things which such authorised person may consider necessary or expedient in connection with such sale. None of Penguin Solutions Cayman, Penguin Solutions Delaware or the authorised person shall have any liability for any loss or damage arising as a result of the timing or terms of any such sale; or

(b)

determine that no such Penguin Solutions Delaware Stock shall be issued to such Scheme Shareholder under Clause 7, but instead the applicable Penguin Solutions Delaware Stock shall be issued to a nominee appointed by Penguin Solutions Delaware as trustee for such Scheme Shareholder, on terms that such Penguin Solutions Delaware Stock shall, as soon as practicable following the Scheme Record Time, be sold on behalf of such Scheme Shareholder at the best price which can reasonably be obtained at the time of sale. The net proceeds of such sale (after the deduction of all expenses and commissions, including any amount in respect of any tax payable thereon) shall be paid to such Scheme Shareholder by cheque or such other form of payment as determined by the nominee in its sole discretion. None of Penguin Solutions Cayman, Penguin Solutions Delaware or the nominee shall have any liability for any loss arising as a result of the timing or terms of any such sale.

9.	MANDATED PAYMENTS AND OTHER INSTRUCTIONS

9.1

Each mandate in force at the Scheme Record Time relating to the payment of dividends on the Scheme Shares and each instruction then in force as to notices and other communications from Penguin Solutions Cayman shall, unless and until varied or revoked, be deemed as from the Completion Date to be a valid and effective mandate or instruction to Penguin Solutions Delaware in relation to the corresponding shares of Penguin Solutions Delaware Stock to be allotted and issued pursuant to this Scheme.

10.	MODIFICATION AND SEVERABILITY

10.1

Penguin Solutions Cayman may consent for and on behalf of all persons concerned to any modification of or addition to this Scheme or to any condition which the Cayman Court may think fit to approve or impose.

10.2

When under any provision of this Scheme a matter is to be determined by Penguin Solutions Cayman and/or Penguin Solutions Delaware then they or it will have discretion to interpret such matter under this Scheme in a manner that they or it considers fair and reasonable, and their/its decisions will be binding on all concerned.

10.3

If any provision (or any part of any provision) of this Scheme is found by the Cayman Court to be illegal or unenforceable, it shall be severed from this Scheme and, to the extent practicable, the remaining provisions of this Scheme shall continue in force.

11.	COSTS

11.1	Penguin Solutions Cayman is authorised and permitted to pay all the costs and expenses relating to the negotiation, preparation and implementation of the Scheme.

12.	GOVERNING LAW

12.1

The operative terms of this Scheme shall be governed by, and construed in accordance with, the laws of the Cayman Islands and the courts of the Cayman Islands shall have exclusive jurisdiction to hear and determine any proceeding and to settle any dispute which arises out of or in connection with the terms of this Scheme or its implementation or out of any action taken or omitted to be taken under this Scheme or in connection with the administration of this Scheme and for such purposes, the parties irrevocably submit to the exclusive jurisdiction of the courts of the Cayman Islands, provided, however, that nothing in this Clause shall affect the validity of other provisions determining governing law and jurisdiction between the parties whether contained in any contract or otherwise.

12.2

The terms of this Scheme and the obligations imposed on Penguin Solutions Cayman and Penguin Solutions Delaware hereunder shall take effect subject to any prohibition or condition imposed by any applicable law.

Dated: May 2, 2025

ANNEX C

EXPECTED TIMETABLE OF PRINCIPAL EVENTS

Description of Event	Expected time/ date

Voting Record Time for determining the shareholders of Penguin Solutions Cayman eligible to vote at the Scheme Meeting	1:15 p.m. (Pacific Time), on April 25, 2025

Publication and mailing of the Proxy Statement to Penguin Solutions Cayman shareholders (together with applicable proxy cards, voting instruction forms and notice of the Scheme Meeting)	May 2, 2025

Latest time for Broadridge to receive proxy cards for voting at the Scheme Meeting (for use by the registered shareholders of Penguin Solutions Cayman)	8:59 p.m. (Pacific Time), on June 15, 2025

Latest time for brokers, nominees and custodians to receive voting instructions from underlying shareholders of Penguin Solutions Cayman for voting at the Scheme Meeting	8:59 p.m. (Pacific Time), on June 15, 2025

Scheme Meeting	10:00 a.m. (Pacific Time), on June 16, 2025
The following dates are subject to change:

Cayman Islands Grand Court hearing to sanction the Scheme of Arrangement	7:30 a.m. (Pacific Time) / 9:30 a.m. (Cayman Islands Time), on June 25, 2025

Effective Time	Upon delivery of the order of the Cayman Court sanctioning the Scheme of Arrangement with the Cayman Islands Registrar of Companies, (expected to be 3:00 p.m. (Pacific Time) on June 25, 2025)

Scheme Record Time	1:29 p.m. (Pacific Time), on June 30, 2025

Completion Date	At or around 1:30 p.m. (Pacific Time), on June 30, 2025 after the closing of trading of the Penguin Solutions Cayman ordinary shares on Nasdaq

The Scheme Meeting will be held at the time stated above (Pacific Time) on June 16, 2025.

Notes:

(1)

All references to times and dates in this timetable are to Pacific Time (unless otherwise stated). The dates and times given are indicative only and will depend, amongst other things, on the date and time at which the Cayman Court sanctions the Scheme of Arrangement and on the date and time at which the Sanction Order is delivered to the Cayman Islands Registrar of Companies. Penguin Solutions Cayman will give notice of any change to this timetable by making applicable filings with the SEC to be posted on EDGAR or on the Investor Relations section of our website at https://ir.penguinsolutions.com/investors/default.aspx.

C-1

ANNEX D

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

PENGUIN SOLUTIONS, INC.

Penguin Solutions, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

1. The name of the Corporation is Penguin Solutions, Inc. The Corporation was incorporated by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on March 20, 2025.

2. This Amended and Restated Certificate of Incorporation (the “Restated Certificate”), which amends, restates and further integrates the certificate of incorporation of the Corporation as heretofore in effect, has been approved by the Board of Directors of the Corporation (the “Board of Directors”) in accordance with Sections 242 and 245 of the DGCL, and has been adopted by the written consent of the stockholder of the Corporation in accordance with Section 228 of the DGCL.

3. The text of the certificate of incorporation of the Corporation, as heretofore amended, is hereby amended and restated by this Restated Certificate to read in its entirety as set forth in EXHIBIT A attached hereto.

IN WITNESS WHEREOF, Penguin Solutions, Inc. has caused this Restated Certificate to be signed by a duly authorized officer of the Corporation, on       , 2025.

Penguin Solutions, Inc., a Delaware corporation

By:
Name:
Title:

[Signature Page to Penguin Solutions, Inc. Amended & Restated Certificate of Incorporation]

EXHIBIT A

ARTICLE I

The name of the corporation is Penguin Solutions, Inc. (the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801, and the name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”) as it now exists or may hereafter be amended and supplemented.

ARTICLE IV

The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of capital stock which the Corporation shall have the authority to issue is 230,000,000. The total number of shares of Common Stock that the Corporation is authorized to issue is 200,000,000, having a par value of $0.03 per share, and the total number of shares of Preferred Stock that the Corporation is authorized to issue is 30,000,000, having a par value of $0.03 per share.

ARTICLE V

The designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation are as follows:

A.	COMMON STOCK

1. General. The voting, dividend, liquidation and other rights and powers of the Common Stock are subject to and qualified by the rights, powers and preferences of any series of Preferred Stock as may be designated by the Board of Directors of the Corporation (the “Board of Directors”) and outstanding from time to time.

2. Voting. Except as otherwise provided herein or expressly required by law, each holder of Common Stock, as such, shall be entitled to vote on each matter submitted to a vote of stockholders and shall be entitled to one (1) vote for each share of Common Stock held of record by such holder as of the record date for determining stockholders entitled to vote on such matter. Except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Restated Certificate (including any Certificate of Designation (as defined below)) that relates solely to the rights, powers, preferences (or the qualifications, limitations or restrictions thereof) or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Restated Certificate (including any Certificate of Designation) or pursuant to the DGCL.

Subject to the rights of any holders of any outstanding series of Preferred Stock, the number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the capital stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.

3. Dividends. Subject to applicable law and the rights and preferences of any holders of any outstanding series of Preferred Stock, the holders of Common Stock, as such, shall be entitled to the payment of dividends on the Common Stock when, as and if declared by the Board of Directors in accordance with applicable law.

4. Liquidation. Subject to the rights and preferences of any holders of any shares of any outstanding series of Preferred Stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the funds and assets of the Corporation that may be legally distributed to the Corporation’s stockholders shall be distributed among the holders of the then outstanding Common Stock pro rata in accordance with the number of shares of Common Stock held by each such holder.

B.	PREFERRED STOCK

Shares of Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the creation and issuance of such series adopted by the Board of Directors as hereinafter provided.

Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designation relating thereto in accordance with the DGCL (a “Certificate of Designation”), to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights (including the dividend rate, whether such dividends will be cumulative and if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series), conversion rights (and, if conversion rights attach, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine), redemption privileges and liquidation preferences (including the rights of the shares of that series in the event of voluntary or involuntary liquidation or winding up of the Corporation), and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the DGCL. Without limiting the generality of the foregoing, the resolution or resolutions providing for the creation and issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law and this Restated Certificate (including any Certificate of Designation). Except as otherwise required by law, holders of any series of Preferred Stock shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Restated Certificate (including any Certificate of Designation).

The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the capital stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.

ARTICLE VI

For the management of the business and for the conduct of the affairs of the Corporation it is further provided that:

A. Subject to the special rights of the holders of one or more outstanding series of Preferred Stock to elect directors, the directors of the Corporation shall be classified with respect to the time for which they severally hold office into three classes, designated as Class I, Class II and Class III. The initial Class I directors shall serve for a term expiring at the first annual meeting of stockholders following the date that this Restated Certificate is accepted for filing by the Secretary of State of the State of Delaware (the “Effective Date”); the initial Class II directors shall serve for a term expiring at the second annual meeting of stockholders following the Effective Date; and the initial Class III directors shall serve for a term expiring at the third annual meeting of stockholders following the Effective Date. At each annual meeting of stockholders of the Corporation beginning with the first annual meeting of stockholders following the Effective Date, subject to any special rights of the holders of one or more outstanding series of Preferred Stock to elect directors, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director shall hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation, disqualification or removal. No decrease in the number of directors shall shorten the term of any incumbent director. The Board of Directors is authorized to designate members of the Board of Directors already in office as Class I, Class II and Class III.

B. Except as otherwise expressly provided by the DGCL or this Restated Certificate, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted from time to time by the Board of Directors.

C. Subject to the special rights of the holders of one or more outstanding series of Preferred Stock to elect directors, the Board of Directors or any individual director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 66-2/3% of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote at an election of directors.

D. Subject to the special rights of the holders of one or more outstanding series of Preferred Stock to elect directors, except as otherwise provided by law, any vacancies on the Board of Directors resulting from death, resignation, disqualification, retirement, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall be filled by the affirmative vote of a majority of the directors then in office, even though less than a quorum, or by a sole remaining director (other than any directors elected by the separate vote of one or more outstanding series of Preferred Stock). Any director appointed in accordance with the preceding sentence shall hold office until the expiration of the term of the class to which such director shall have been appointed or until his or her earlier death, resignation, retirement, disqualification or removal.

E. Whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal and other features of such directorships shall be governed by the terms of this Certificate of Incorporation (including any Certificate of Designation). Notwithstanding anything to the contrary in this Article VI, the number of directors that may be elected by the holders of any such series of Preferred Stock shall be in addition to the number fixed pursuant to paragraph B of this Article VI, and the total number of directors constituting the whole Board of Directors shall be automatically adjusted accordingly. Except as otherwise provided in the Certificate of Designation(s) in respect of one or more series of Preferred Stock, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such Certificate of Designation(s), the terms of office of all such additional directors elected by the holders of such series of Preferred Stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate (in which case each such director thereupon shall cease to be qualified as, and shall cease to be, a director) and the total authorized number of directors of the Corporation shall automatically be reduced accordingly.

F. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the bylaws of the Corporation (the “Bylaws”). In addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Certificate of

Incorporation (including any Certificate of Designation in respect of one or more series of Preferred Stock) or the Bylaws of the Corporation, the adoption, amendment or repeal of the Bylaws of the Corporation by the stockholders of the Corporation shall require the affirmative vote of the holders of at least 66-2/3% of the voting power of all of the then outstanding shares of voting stock of the Corporation entitled to vote generally in an election of directors.

G. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

ARTICLE VII

A. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of stockholders of the Corporation, and shall not be taken by written consent in lieu of a meeting. Notwithstanding the foregoing, any action required or permitted to be taken by the holders of any series of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable Certificate of Designation relating to such series of Preferred Stock, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares of the relevant series of Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation in accordance with the applicable provisions of the DGCL.

B. Subject to the special rights of the holders of one or more series of Preferred Stock, special meetings of stockholders of the Corporation may be called, for any purpose or purposes, at any time only by or at the direction of the Board of Directors, the Chairperson of the Board of Directors, the Chief Executive Officer or President, and shall not be called by any other person or persons.

C. Advance notice of stockholder nominations for the election of directors and of other business proposed to be brought by stockholders before any meeting of stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

ARTICLE VIII

No director or officer of the Corporation shall have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or hereafter may be amended. Any amendment, repeal or modification of this Article VIII, or the adoption of any provision of the Restated Certificate inconsistent with this Article VIII, shall not adversely affect any right or protection of a director or officer of the Corporation with respect to any act or omission occurring prior to such amendment, repeal, modification or adoption. If the DGCL is amended after approval by the stockholders of this Article VIII to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.

ARTICLE IX

The Corporation shall have the power to provide rights to indemnification and advancement of expenses to its current and former officers, directors, employees and agents and to any person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

ARTICLE X

Unless the Corporation consents in writing to the selection of an alternative forum, (a) the Court of Chancery (the “Chancery Court”) of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action, suit or proceeding brought on behalf of the Corporation, (ii) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer or stockholder of the Corporation to the Corporation or to the Corporation’s stockholders, (iii) any action, suit or proceeding arising pursuant to any provision of the DGCL or the Bylaws of the Corporation or this Restated Certificate (as either may be amended from time to time) or (iv) any action, suit or proceeding asserting a claim against the Corporation governed by the internal affairs doctrine; and (b) subject to the preceding provisions of this Article X, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause or causes of action arising under the Securities Act of 1933, as amended, including all causes of action asserted against any defendant to such complaint. If any action the subject matter of which is within the scope of clause (a) of the immediately preceding sentence is filed in a court other than the courts in the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (x) the personal jurisdiction of the state and federal courts in the State of Delaware in connection with any action brought in any such court to enforce the provisions of clause (a) of the immediately preceding sentence and (y) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Any person or entity purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article X. This Article X is intended to benefit and may be enforced by the Corporation, its officers and directors, the underwriters to any offering giving rise to such complaint, and any other professional or entity whose profession gives authority to a statement made by that person or entity and who has prepared or certified any part of the documents underlying the offering. Notwithstanding the foregoing, the provisions of this Article X shall not apply to suits brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts of the United States have exclusive jurisdiction.

If any provision or provisions of this Article X shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article X (including, without limitation, each portion of any paragraph of this Article X containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

ARTICLE XI

A. In addition to any vote required by applicable law or this Restated Certificate, the following provisions in this Restated Certificate may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, only by the affirmative vote of the holders of at least 66-2/3% of the voting power of all then outstanding shares of the Corporation entitled to vote thereon, voting together as a single class: Part B of Article V, Article VI, Article VII, Article VIII, Article IX, Article X and this Article XI.

B. If any provision or provisions of this Restated Certificate shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Restated Certificate (including, without limitation, each portion of any paragraph of this Restated Certificate containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not, to the fullest extent permitted by applicable law, in any way be affected or impaired thereby and (ii) to the fullest extent permitted by applicable law, the provisions of this Restated Certificate (including, without limitation, each such portion of any paragraph of this Restated Certificate containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

ANNEX E

CERTIFICATE OF DESIGNATION

OF

CONVERTIBLE PREFERRED STOCK

OF

PENGUIN SOLUTIONS, INC.

Pursuant to Section 151 of the

General Corporation Law of

the State of Delaware

Penguin Solutions, Inc. (the “Company”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY:

That, pursuant to the authority conferred by the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”; capitalized terms used but not defined herein shall have the meanings assigned thereto in the Certificate of Incorporation), the board of directors of the Company (the “Board”), at a duly called meeting at which a quorum was present and acted throughout, adopted the following resolutions, which resolutions have not in any way been amended, modified, revoked or rescinded and remain in full force and effect on the date hereof, creating a series of 200,000 shares of Preferred Stock having a par value of $0.03 per share, designated as Convertible Preferred Stock:

RESOLVED, that in accordance with the provisions of the Certificate of Incorporation, the Board does hereby create, authorize and provide for the issuance of a series of Preferred Stock, par value $0.03 per share, of the Company, designated as “Convertible Preferred Stock,” having the designations, powers, preferences, privileges and other rights, and qualifications, limitations and restrictions thereof that are set forth as follows:

1. Designation and Number of Shares. The shares of such series of Preferred Stock shall be designated as “Convertible Preferred Stock” (the “Convertible Preferred Stock”), and the total number of authorized shares constituting such series shall be 200,000. Such number of authorized shares may be increased or decreased by resolution of the Board (subject to Section 3.2 below), provided that no such increase shall increase the number of shares of Convertible Preferred Stock to a number higher than the total number of authorized shares of the class, and no such decrease shall reduce the number of shares of Convertible Preferred Stock to a number lower than the number of shares of such series then issued and outstanding.

2. Liquidation, Dissolution or Winding Up; Certain Mergers, Consolidations and Asset Sales; Liquidation Trigger Event.

2.1 Payments to Holders of Convertible Preferred Stock. In the event of a Liquidation Trigger Event, each holder of shares of Convertible Preferred Stock then outstanding shall be entitled to be paid out of the funds and assets available for distribution to the Company’s stockholders (and, in the case of a Deemed Liquidation Event, out of the consideration payable to stockholders in connection therewith), the greater of (x) such holder’s Liquidation Preference and (y) the amount such holder would receive had such holder, immediately prior to such Liquidation Trigger Event, converted the shares of Convertible Preferred Stock held by such holder into shares of Common Stock at the Conversion Price then in effect in accordance with Section 4.1. No distribution or payment shall be made to or set aside for holders of Junior Shares or any other shares of the Company ranking junior to the shares of Convertible Preferred Stock as to such distribution or payment, by reason of their ownership thereof, until the foregoing amounts have been paid to holders of shares of Convertible Preferred Stock. “Liquidation Preference” means, as to each share of Convertible Preferred Stock, an amount equal to the sum of

(i) the Accumulated Stated Value, plus (ii) accrued but unpaid Dividends (whether or not declared) to the date of the applicable Liquidation Trigger Event to the extent such accrued but unpaid Dividends are not Compounded Dividends as of such time. If upon any such Liquidation Trigger Event, the funds and assets available for distribution to the stockholders of the Company shall be insufficient to pay the holders of shares of Convertible Preferred Stock the full amount to which they would otherwise be entitled under this Section 2.1 and the holders of Parity Shares the full amount to which they would otherwise be entitled with respect to such Liquidation Trigger Event, the holders of shares of Convertible Preferred Stock and Parity Shares shall share ratably in any distribution of the funds and assets available for distribution in proportion to the respective amounts that would otherwise be payable in respect of the shares of Convertible Preferred Stock or Parity Shares, as the case may be, held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

2.2 Reserved.

2.3 Deemed Liquidation Events.

2.3.1 Definition. Each of the following events shall be considered a “Deemed Liquidation Event” unless the holders of at least two-thirds of the then outstanding shares of Convertible Preferred Stock (voting as a separate series) elect otherwise by written notice sent to the Company at least five (5) days prior to the effective date of any such event:

(a) any transaction (or series of related transactions) as a result of which the stockholders of the Company immediately prior to such transaction (or such series) no longer hold, immediately following such transaction (or such series), equity securities representing at least a majority of the voting power to elect the board of directors (or similar governing body) of either the surviving or resulting party, or if the surviving or resulting party is a wholly owned subsidiary of another party immediately following such transaction, the parent of such surviving or resulting party; and

(b) the sale, lease, exclusive license, transfer or other disposition, in a single transaction or series of related transactions, by the Company or any subsidiary of the Company of all or substantially all the assets of the Company and its subsidiaries taken as a whole, whether by purchase and sale, merger, consolidation or otherwise, or, if substantially all of the assets of the Company and its subsidiaries taken as a whole are held by one or more subsidiaries of the Company, the sale or disposition (whether by merger or otherwise) of all of such subsidiaries of the Company, except where such sale, lease, exclusive license, transfer or other disposition is to the Company or one or more wholly owned subsidiaries of the Company.

2.3.2 Amount Deemed Paid or Distributed. The funds and assets deemed paid or distributed to the holders of capital stock of the Company upon any such Liquidation Trigger Event shall be the cash or the fair market value of the property, rights or securities paid or distributed to such holders by the Company or the acquiring person, firm or other entity. Any securities shall be valued as follows:

(a) Securities not subject to restrictions on free marketability covered by (b) below:

(i) If traded on a securities exchange, the value shall be deemed to be the average of the volume weighted average prices of the securities on such exchange over the twenty (20) trading day period ending three (3) trading days prior to the effectiveness of the Deemed Liquidation Event;

(ii) If actively traded over-the-counter, the value shall be deemed to be the average of the volume weighted average bid or sale prices (whichever is applicable) over the twenty (20) trading day period ending three (3) trading days prior to the effectiveness of the Deemed Liquidation Event; and

(iii) If there is no active public market, the value shall be the fair market value thereof, as reasonably determined by the Board.

(b) The method of valuation of securities subject to restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in Section 2.3.2(a)(i), (ii) or (iii) to reflect the approximate fair market value thereof, as determined by the Board.

2.3.3 Remaining Assets. After payment or setting aside for payment of the full amounts specified in this Section 2 to the holders of the Convertible Preferred Stock, any remaining assets of the Company legally available for distribution or, in the case of a Deemed Liquidation Event, consideration not payable to holders of Convertible Preferred Stock, shall be distributed to the holders of Junior Shares according to their respective rights and preferences.

2.3.4 Effecting a Deemed Liquidation Event. The Company shall not have the power to effect a Deemed Liquidation Event unless the agreement or plan with respect to such transaction, or the terms of such transaction, provide that the consideration payable to stockholders of the Company in such Deemed Liquidation Event be allocated to the stockholders in accordance with this Section 2. Any share of Convertible Preferred Stock in respect of which the holder thereof has received payment in full of the amounts specified in this Section 2 upon the occurrence of a Liquidation Trigger Event shall no longer be deemed to be outstanding upon receipt of such payment, and all rights with respect to such share of Convertible Preferred Stock, including the rights, if any, to receive notices and to vote as Convertible Preferred Stock, shall immediately cease and terminate at the time of such payment in full.

3. Voting.

3.1 General. Except as prohibited by applicable law and without limiting any voting rights of holders of the Convertible Preferred Stock pursuant to applicable law, each holder of Convertible Preferred Stock shall be entitled to (i) vote as a single class with the holders of Common Stock on all matters submitted for a vote of holders of Common Stock, (ii) in connection with such vote, vote a number of votes equal to the largest number of whole shares of Common Stock in which all shares of Convertible Preferred Stock held of record by such holder could then be converted to pursuant to Section 4.1 at the record date for the determination of stockholders entitled to vote on the applicable matter or, if no such record date is established, at the date such vote is taken and (iii) receive notice of and attend all stockholders’ meetings (or receive notice of any proposed action by written resolutions and given the right to provide or withhold such consent) and receive copies of all notices and other materials sent by the Company to its stockholders relating to meetings as if the holders of Convertible Preferred Stock were holders of Common Stock.

3.2 Protective Provisions.

3.2.1 At any time when any shares of Convertible Preferred Stock remain outstanding, the Company shall not, either directly or indirectly (including through a subsidiary) by amendment, merger, consolidation or otherwise, do any of the following without (in addition to any other vote required by law or the Certificate of Incorporation (or any certificate of designation relating to any series of the Preferred Stock)) the prior written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Convertible Preferred Stock (and for the avoidance of doubt, any of the actions prohibited by or taken in contravention of this Section 3.2.1 shall be ultra vires, null and void ab initio and of no force or effect):

(a) amend, alter or repeal any provision of the Certificate of Incorporation (or any certificate of designation relating to any series of Preferred Stock), as then in effect, in a manner adverse to the powers, rights, preferences, restrictions or privileges of the Convertible Preferred Stock;

(b) (i) issue shares of Convertible Preferred Stock (or any securities convertible into or exercisable or exchangeable for shares of Convertible Preferred Stock) after the Original Issue Date; (ii) increase the authorized number of shares of Convertible Preferred Stock; (iii) reclassify any shares of Common Stock or Preferred Stock to give those shares a preference or priority as to dividends or assets or property superior to any existing series of Preferred Stock; or (iv) create or authorize the creation of, increase the authorized amount of, or issue (A) any class or series of shares that have, or any security convertible into or exercisable or exchangeable for any class or series of shares where the underlying shares have, rights, preferences or privileges that are senior to, superior to, or on parity, in any respect, with the Convertible Preferred Stock (provided, however that, for the avoidance of doubt, shares of Common Stock or securities that are convertible or exchangeable into shares of Common Stock shall not be deemed on parity with the Convertible Preferred Stock solely because the shares of Convertible Preferred Stock vote with or participate in dividends and distributions with shares of Common Stock on an as-converted basis) or (B) any class or series of shares that provide for, or any security convertible into or exercisable or exchangeable for any class or series of shares where the underlying shares provide for, mandatory redemption or repurchase of such shares by the Company (excluding, for the avoidance of doubt, conversion of such shares into shares of Common Stock deemed to be a repurchase of such converted shares); or

(c) (i) declare or pay any dividend on, (ii) purchase, redeem or otherwise acquire, or (iii) otherwise make any distribution with respect to, any shares of the Company (other than shares of Convertible Preferred Stock), except for dividends on shares of Common Stock paid solely in additional shares of Common Stock (provided, that the shares of Convertible Preferred Stock participate in such dividend on an as-converted basis); provided that no such consent shall be required for (x) purchases, redemptions, repurchases or other acquisitions of shares of Common Stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors, managers or consultants of or to the Company or any of its subsidiaries, (y) repurchases of shares of Common Stock in cash provided the amount paid by the Company therefor does not exceed $20 million during any twelve month period; or (z) payment of cash in lieu of fractional shares issued upon conversion of options or convertible securities.

3.2.2 At any time when any shares of Convertible Preferred Stock (and/or any shares of Common Stock issued in respect thereof) representing at least 7.5% of the issued and outstanding shares of Common Stock (calculated on a Fully-Diluted Basis) remains outstanding and continues to be held by one or more Designated Holders, the Company shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, do any of the following without (in addition to any other vote required by law or the Certificate of Incorporation (or any certificate of designation relating to any series of the Preferred Stock)) the prior written consent of such Designated Holders, unless (i) waived pursuant to Section 8 hereof or (ii) such action has been approved by the Board (which approval must include the vote or consent of each Investor Designee), incur, assume or otherwise become liable for Indebtedness (as defined in the Credit Agreement), including by issuing or creating debt securities, if, as a result thereof, the Total Leverage Ratio (as defined in that certain Credit Agreement, dated as of February 7, 2022, by and among Penguin Solutions, Inc., an exempted company incorporated in the Cayman Islands with limited liability, Citizens Bank, N.A. and the other parties thereto, as amended on August 29, 2022 and as in effect on the Original Issue Date (the “Credit Agreement”)) would exceed 5.00 to 1.00 as of the last day of any fiscal quarter of the Company (and for the avoidance of doubt, any of the actions prohibited by or taken in contravention of this Section 3.2.2 shall be ultra vires, null and void ab initio and of no force or effect).

3.2.3 During the Director Period (as defined in the Investor Agreement), the Designated Holders holding Convertible Preferred Stock (acting together) may nominate one director if the total number of directors of the Company is eleven or less, and two directors if the total number of directors of the Company is twelve or more, to be elected or appointed to the Board (any such director, an “Investor Designee”); provided, however that any Investor Designee must meet the Board Qualifications (as defined in the Investor Agreement) and be reasonably acceptable to the Board at the time of his or her designation. During the Director Period, at each meeting of the stockholders of the Company at which the appointment of directors is to be considered, the Board shall nominate the individual serving as such Investor Designee (or any individual subsequently designated by such Designated Holders to serve as the Investor Designee) for appointment or re-appointment, as the case may be, as a director, and use commercially reasonable efforts to cause the Investor Designee to be appointed or re-appointed, including providing the same level of support as is provided for other nominees. The Company shall use reasonable best efforts to cause each Investor Designee to be appointed to the Board (including voting all unrestricted proxies in favor of the election of such Investor Designee and including recommending approval of such Investor Designee’s appointment to the Board) and shall not take any action designed to diminish the prospects of such Investor Designee(s) of being appointed to the Board. At each subsequent re-appointment of an Investor Designee, such Investor Designee shall be assigned to a class with a full term of three (3) years. During the Director Period, the Board or the Company will not decrease the size of the Board if such decrease would require the resignation of the Investor Designee. The Investor’s rights pursuant to this Section 3.2.3 with respect to the Investor Designee shall not be transferable to any Third Party (as defined in the Investor Agreement) without the Company’s prior written consent. If an Investor Designee resigns from the Board, is removed as a director of the Company in accordance with the Certificate of Incorporation, or refuses or is unable to serve or fulfill his or her duties as a director because of death or disability, or otherwise vacates their office as a director, in each case prior to the expiration of the Director Period, the Designated Holders holding Convertible Preferred Stock (acting together) shall have the right to select a replacement Investor Designee, reasonably acceptable to the Board and subject to compliance with the Director Conditions (as defined in the Investor Agreement), and shall provide the Company with the name of and relevant background information for such replacement Investor Designee. Subject to the terms of this Section 3.2.3, within twenty (20) days following receipt of such information and compliance with the Director Conditions, the Board will appoint such replacement Investor Designee to the Board to replace the departing Investor Designee to serve the remaining term of the departing Investor Designee, and the replacement Investor Designee shall be considered an Investor Designee for all purposes of this Section 3.2.3.

3.2.4 Notwithstanding any provisions to the contrary in the Certificate of Incorporation or the Bylaws (as may be amended from time to time), the holders of shares of Convertible Preferred Stock may act by written consent with respect to this Section 3.2.

4. Conversion. The holders of the Convertible Preferred Stock shall have conversion rights as follows:

4.1 Right to Convert. Each holder of shares of Convertible Preferred Stock then outstanding shall be entitled to convert, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, some or all of such holder’s shares of Convertible Preferred Stock into such number of fully paid and nonassessable shares of Common Stock as is determined by (a) multiplying the number of shares of Convertible Preferred Stock to be converted by the sum of (i) the Accumulated Stated Value, plus (ii) accumulated Compounded Dividends (if such Dividends have not yet been added to the Accumulated Stated Value) and, without duplication, accrued but unpaid Dividends up to, but excluding, the conversion date of such shares of Convertible Preferred Stock to be converted and then (b) dividing the result by the Conversion Price in effect at the time of conversion. The “Conversion Price” shall initially equal $32.80784. The Conversion Price, and the rate at which shares of Convertible Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

4.2 Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Convertible Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the Current Market Price as of the conversion date. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Convertible Preferred Stock the holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

4.3 Mechanics of Conversion.

4.3.1 Notice of Conversion. In order for a holder of Convertible Preferred Stock to voluntarily convert shares of Convertible Preferred Stock into shares of Common Stock, such holder shall deliver written notice to the transfer agent for the Convertible Preferred Stock (or to the Company if the Company serves as its own transfer agent) that such holder elects to convert all or any number of such holder’s shares of Convertible Preferred Stock and, if applicable, any event on which such conversion is contingent (a “Contingency Event”).

Such notice shall state such holder’s name or the names of the nominees in which such holder wishes the shares of Common Stock to be issued. The close of business on the date of receipt by the transfer agent (or by the Company if the Company serves as its own transfer agent) of such notice (or, if later, the date on which all Contingency Events have occurred) shall be the time of conversion (the “Conversion Time”), and the shares of Common Stock issuable upon conversion of the specified shares shall be deemed to be outstanding of record as of such time. The Company, as soon as reasonably practicable after the Conversion Time, shall register such holder, or such holder’s nominees as the registered holder of the number of full shares of Common Stock issuable upon such conversion in accordance with the provisions hereof and shall pay in cash such amount as provided in Section 4.2 in lieu of any fraction of a share of Common Stock otherwise issuable upon such conversion.

4.3.2 Reservation of Shares. The Company shall at all times while any Convertible Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued capital stock, for the purpose of effecting the conversion of the Convertible Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Convertible Preferred Stock and the Company shall not issue shares of Common Stock such that the number of authorized but unissued shares of Common Stock would at any time be insufficient to permit the conversion of all shares of Convertible Preferred Stock from time to time outstanding into shares of Common Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all outstanding shares of Convertible Preferred Stock into shares of Common Stock, the Company shall take, or use its best efforts to cause such corporate action to be taken, as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Certificate of Incorporation.

4.3.3 Effect of Conversion. The shares of Common Stock to be issued on an exchange or conversion of Convertible Preferred Stock shall be registered in the name of the applicable holder of such Convertible Preferred Stock or in such name as such holder may direct. All shares of Convertible Preferred Stock that shall have been surrendered as provided herein, shall at the Conversion Time or the Mandatory Conversion Time (as defined below), as applicable, no longer be deemed to be outstanding, and all rights with respect to such shares, including the rights, if any, to receive notices and to vote as holders of Convertible Preferred Stock, shall immediately cease and terminate at the Conversion Time (or the Mandatory Conversion Time in the case of a conversion pursuant to Section 4.10), except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and to receive payment in lieu of any fraction of a share otherwise issuable upon such conversion as provided in this Section 4. Any shares of Convertible Preferred Stock converted pursuant to this Section 4 shall be retired and cancelled and may not be reissued.

4.4 Adjustment for Share Subdivision and Consolidation. If the Company shall at any time or from time to time after the date on which shares of Convertible Preferred Stock are first issued by the Company (such date is referred to herein as the “Original Issue Date”) effect a subdivision of the outstanding Common Stock, the Conversion Price in effect immediately before that subdivision shall be proportionately decreased so that the number of shares of Common Stock issuable on conversion of each share of Convertible Preferred Stock shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding. If the Company shall at any time or from time to time after the Original Issue Date combine or consolidate the outstanding shares of Common Stock, the Conversion Price in effect immediately before the combination or consolidation shall be proportionately increased so that the number of shares of Common Stock issuable on conversion of each share of Convertible Preferred Stock shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding. Any adjustment under this Section 4.4 shall become effective at the close of business on the date the subdivision or combination becomes effective.

4.5 Adjustment for Certain Dividends and Distributions. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in shares of Common Stock, then and in each such event the Conversion Price in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying such Conversion Price then in effect by a fraction:

(a) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

(b) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

Notwithstanding the foregoing: (i) if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, such Conversion Price shall be recomputed accordingly as of the close of business on such record date, and thereafter such Conversion Price shall be adjusted pursuant to this Section 4.5 as of the time of actual payment of such dividends or distributions; and (ii) no such adjustment shall be made if the holders of Convertible Preferred Stock simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock that they would have received if all outstanding shares of Convertible Preferred Stock had been converted into Common Stock on the date of such event.

4.6 Adjustment for Other Dividends and Distributions. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in shares or securities of the Company or in other property (other than a distribution of shares of Common Stock in respect of outstanding shares of Common Stock and other than rights distributed upon the adoption of a shareholder rights plan that have not separated from the shares of Common Stock), then and in each such event the holders of Convertible Preferred Stock shall receive, simultaneously with the distribution to the holders of Common Stock, a dividend or other distribution of such shares or securities or other property in an amount equal to the amount of such shares or securities or other property as they would have received if all outstanding shares of Convertible Preferred Stock had been converted into Common Stock on the date of such event.

4.7 Adjustment for Reclassification, Exchange, Etc. If there shall occur any reclassification, reorganization, recapitalization, consolidation, merger or other similar event, or any other event, in which the Common Stock (but not the Convertible Preferred Stock) is converted into, changed into or exchanged for shares, securities, cash or other property (other than a transaction covered by Sections 4.4, 4.5 or 4.6 or a Liquidation Trigger Event) (a “Reorganization Event”), then, following any such Reorganization Event, each share of Convertible Preferred Stock shall remain outstanding and be convertible, in lieu of the Common Stock into which it was convertible prior to such Reorganization Event, into the number, kind and amount of shares, securities, cash or other property which a holder of the number of shares of Common Stock issuable upon conversion of one outstanding share of Convertible Preferred Stock immediately prior to the effective time of the Reorganization Event would have been entitled to receive pursuant to such Reorganization Event; and, in such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions in this Section 4 with respect to the rights and interests thereafter of the holders of Convertible Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares, securities or other property thereafter issuable or deliverable upon the conversion of the Convertible Preferred Stock. The Company (or any successor) shall, no less than fifteen (15) Business Days prior to the occurrence of any Reorganization Event, provide written notice to the holders of Convertible Preferred Stock of the expected occurrence of such event and of the kind and amount of the cash, shares, securities or other property that each share of Convertible Preferred Stock is expected to be convertible into under this Section 4.7. Failure to deliver such notice shall not affect the operation of this Section 4.7. The Company shall not enter into any agreement for a transaction constituting a Reorganization Event unless, to the extent that the Company is not the surviving corporation or company in such Reorganization Event, or will be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of the Convertible Preferred Stock into the applicable securities of the person surviving such Reorganization Event, of the parent of such surviving person or of such other continuing entity in such Reorganization Event and/or into the other applicable property receivable by holders of Common Stock upon the Reorganization Event. If the kind or amount of shares, securities, cash and other property receivable by holders of Common Stock upon the Reorganization Event is not the same for each share of Common Stock held immediately prior to the Reorganization Event, then for purposes of this Section 4.7, the kind and amount of shares, securities, cash and other property receivable upon conversion following the Reorganization Event will be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Stock.

4.8 Shareholder Rights Plan. To the extent that any shareholder rights plan adopted by the Company is in effect upon conversion of the Convertible Preferred Stock, the holders of Convertible Preferred Stock will receive, in addition to any shares of Common Stock due upon conversion, the appropriate number of rights, if any, under the applicable rights agreement (as the same may be amended from time to time). However, if, prior to any conversion, the rights have separated from the shares of Common Stock in accordance with the provisions of the applicable shareholder rights plan, the Conversion Price will be adjusted at the time of separation as if the Company distributed to all holders of Common Stock, shares or securities as described in Section 4.6, subject to readjustment in the event of the expiration, termination, repurchase or redemption of such rights.

4.9 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 4, the Company at its expense shall, as promptly as reasonably practicable but in any event not later than ten (10) days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Convertible Preferred Stock a certificate setting forth such adjustment or readjustment (including the kind and amount of shares, securities, cash or other property into which the Convertible Preferred Stock is convertible) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, as promptly as reasonably practicable after the written request at any time of any holder of Convertible Preferred Stock (but in any event not later than ten (10) days thereafter), furnish or cause to be furnished to such holder a certificate setting forth (a) the Conversion Price then in effect and (b) the number of shares of Common Stock and the amount, if any, of other shares, securities, cash or property which then would be received upon the conversion of the Convertible Preferred Stock.

4.10 Mandatory Conversion. Effective as of a date following December 13, 2026 upon which the Daily VWAP of the shares of Common Stock on each day of any 15 consecutive Trading Day period following December 13, 2026 (ending on the Trading Day immediately preceding delivery by the Company of the Mandatory Conversion Notice (as defined below)) equals or exceeds 150% of the Conversion Price (the “Mandatory Conversion Time”), provided (i) all Requisite Approvals with respect to all holders of Convertible Preferred Stock have been obtained, (ii) an effective Shelf Registration Statement (as defined in the Investor Agreement) covers the resale of the Common Stock issued upon conversion and (iii) the Common Stock is listed on the NASDAQ Stock Market or, if the principal stock exchange on which the Common Stock is then listed is the New York Stock Exchange, the New York Stock Exchange (or, if the Common Stock is then listed on both the New York Stock Exchange and the NASDAQ Stock Market (and such listings were done with the cooperation of the Company), both such exchanges), the Company shall be entitled to require all (but not less than all) outstanding shares of Convertible Preferred Stock to be converted into Common Stock at the Conversion Price in effect immediately prior to such conversion, with the aggregate number of shares of Common Stock to be issued by the Company to be determined pursuant to the formula set forth in Section 4.1. Notwithstanding anything to the contrary in this Section 4.10, the Company’s exercise of its right to require conversion of the Convertible Preferred Stock will not apply and no Mandatory Conversion Notice may be delivered with respect to any shares of Convertible Preferred Stock as to which a Repurchase Notice has been duly delivered. In the event the Company elects to require all outstanding shares of Convertible Preferred Stock to be converted into Common Stock, the Company shall provide all holders of record of Convertible Preferred

Stock written notice of such election (the “Mandatory Conversion Notice”) no later than ten (10) Business Days after the Mandatory Conversion Time. The Mandatory Conversion Notice must state (i) that the Company has exercised its right to cause the mandatory conversion of the Convertible Preferred Stock pursuant to this Section 4.10; (ii) the date of the Mandatory Conversion Time and the date scheduled for settlement of such mandatory conversion; (iii) the Conversion Price in effect at the Mandatory Conversion Time; and (iv) a certification that all Requisite Approvals with respect to all holders of Convertible Preferred Stock with respect to such conversion have been obtained. If the Company duly exercises, in accordance with this Section 4.10, its right to require conversion of the Convertible Preferred Stock, then (x) the conversion of such shares will occur automatically and without the need for any action on the part of the holders thereof; and (y) as soon as practicable after the Mandatory Conversion Notice, the Company will register the shares of Common Stock due upon such conversion to each holder, or to such holder’s nominee(s) as of the close of business on the date of the Mandatory Conversion Time and deliver to such holders cash as provided in Section 4.2 in lieu of any fraction of a share of Common Stock otherwise issuable upon such conversion.

4.11 Certain Notices. In the event:

4.11.1 that the Company shall take a record of the holders of shares of Common Stock (or other shares or securities at the time issuable upon conversion of the Convertible Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares or securities, or to receive any other share or security; or

4.11.2 of any capital reorganization of the Company, any reclassification of shares of Common Stock, any consolidation or merger of the Company, or sale of all or substantially all of the Company’s assets (or the assets of the Company and its subsidiaries taken as a whole); or

4.11.3 of any Liquidation Trigger Event;

then, and in each such case, the Company shall send or cause to be sent to each holder of record of Convertible Preferred Stock at the address specified for such holder in the books and records of the Company (or at such other address as may be provided to the Company in writing by such holder) at least ten (10) days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (i) the record date for such dividend, distribution, meeting or consent or other right or action, and a description of such dividend, distribution or other right or action to be taken at such meeting or by written consent, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up or Deemed Liquidation Event is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other shares or securities at the time issuable upon conversion of the Convertible Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other shares or securities) for shares, securities or other property issuable or deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up or Deemed Liquidation Event, and the amount per share and character of such exchange applicable to the Convertible Preferred Stock and the Common Stock (or other shares or securities) issuable upon conversion thereof. Such notice shall be in addition to any notices to be delivered to each holder of record of Convertible Preferred Stock in accordance with the Certificate of Incorporation and this Certificate of Designation.

4.12 Taxes. The Company shall pay any and all issuance, delivery and transfer tax due on the issuance of shares of Common Stock upon conversion of Convertible Preferred Shares pursuant to this Section 4. The Company shall not, however, be required to pay any tax which may be payable in respect of any issuance of Common Stock to a person other than the holder of the Convertible Preferred Stock so converted, and no such issuance shall be made unless and until the person or entity has established that such tax has been paid.

5. Dividends.

From and after the Original Issue Date, cumulative dividends (“Dividends”) on each share of Convertible Preferred Stock shall accrue whether or not there are funds legally available for the payment of dividends, on a daily basis at the rate of 6% per annum on the sum of (i) the Original Issue Price thereof, plus (ii) any Compounded Dividends thereon (the Original Issue Price plus accumulated Compounded Dividends, the “Accumulated Stated Value”).

5.1 If, as and when declared by the Board out of funds legally available therefor to the maximum extent not prohibited by Delaware law, Dividends shall be paid in cash quarterly in arrears on February 15, May 15, August 15 and November 15 of each year (each, a “Dividend Payment Date”), commencing on August 15, 2025 (the “Initial Dividend Payment Date”); provided that if any such Dividend Payment Date would otherwise occur on a day that is not a Business Day, such Dividend Payment Date shall instead be (and any Dividend payable on such Dividend Payment Date shall instead be payable on) the immediately succeeding Business Day. Each Dividend period (a “Dividend Period”) shall commence on and include a Dividend Payment Date (other than the initial Dividend Period, which shall commence on and include the Original Issue Date) and shall end on and include the calendar day next preceding the next Dividend Payment Date. Dividends payable in respect of a Dividend Period shall be payable in arrears on the first Dividend Payment Date after such Dividend Period. Dividends shall be computed on the basis of a 360-day year consisting of twelve thirty-day months. The amount of Dividends accrued or payable on any date prior to the end of a Dividend Period, and for the initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve thirty-day months, and actual days elapsed over a thirty-day month. Notwithstanding anything to the contrary herein, an amount equal to the accrued but unpaid dividends owed to former holders of convertible preferred shares, par value $0.03 per share, of Penguin Solutions, Inc., an exempted company incorporated in the Cayman Islands with limited liability, prior to the Original Issue Date shall be added to the amount of the Dividend paid on the Initial Dividend Payment Date.

5.2 Dividends shall begin to accrue from the Original Issue Date and, if not declared and paid, shall be cumulative. All Dividends that the Company does not elect to declare and pay in cash shall compound quarterly on the applicable Dividend Payment Date and shall be added to the then current Accumulated Stated Value (“Compounded Dividends”). No Dividend may be declared by the Board in respect of the Convertible Preferred Stock unless paid immediately in cash. For the avoidance of doubt, Dividends shall accumulate whether or not in any Dividend Period there have been funds of the Company legally available for the payment of such Dividends.

5.3 If the Company declares and pays in cash any Dividends, the Company shall declare and pay in cash such Dividends on the same pro rata portion of each holder’s Convertible Preferred Stock.

5.4 The Company will deliver prior to the record date for each Dividend Payment Date written notice to each record holder of Convertible Preferred Stock of the amount of the Dividend that the Company intends to pay in cash, and if the Company does not elect to pay the applicable Dividend in full in cash, such written notice will include the Accumulated Stated Value immediately before and immediately after giving effect to any cash payment of such Dividend and any Compounded Dividend as of such Dividend Payment Date and a certification that all Requisite Approvals required in connection with each holder’s acquisition of Common Stock upon conversion of the Convertible Preferred Stock (giving effect to such Compounded Dividend) have been obtained. Notwithstanding anything to the contrary in the foregoing, to the extent Compounded Dividends with respect to any Dividend Payment Date would result in the number of shares of Common Stock into which the Convertible Preferred Stock would be converted to be in excess of the Common Stock Issuance Limitation for any or all holders of Convertible Preferred Stock, then, to the extent of such excess, the Company shall declare the applicable Dividend and make the Dividend payment on such Dividend Payment Date in cash.

5.5 Each Dividend shall be payable to the holders of record of Convertible Preferred Stock as they appear in the register of members of the Company at the close of business on the applicable record date in respect of such Dividend, which shall be February 1, May 1, August 1 and November 1 or such other record date fixed by the Board that does not precede the date upon which the resolution fixing such date is adopted and is not more than 60 days prior to such Dividend Payment Date, as applicable, immediately preceding the applicable Dividend Payment Date. If any share of Convertible Preferred Stock is converted after the close of business on the record date for a Dividend declared and payable in cash but prior to the corresponding Dividend Payment Date, the holder of such share as of the applicable record date shall be entitled to receive such Dividend, notwithstanding the conversion prior to such Dividend Payment Date.

6. Repurchase.

6.1 Repurchase upon Election by the Holders of Convertible Preferred Stock. Shares of Convertible Preferred Stock shall not be redeemable upon or repurchased upon the election of the holders of Convertible Preferred Stock.

6.2 Repurchase upon Election by the Company. Each share of Convertible Preferred Stock (and not fewer than all shares of Convertible Preferred Stock) shall be repurchased by the Company out of funds lawfully available therefor at the Repurchase Price (as defined below) in one installment commencing on a date (the “Repurchase Date”) not less than thirty (30) days after and not more than sixty (60) days after the Company sends to the holders of all then outstanding shares of Convertible Preferred Stock written notice of the repurchase of all shares of Convertible Preferred Stock (the “Repurchase Notice”); provided that the Company shall not send the Repurchase Notice until five (5) years have passed from December 13, 2024 and all Requisite Approvals with respect to all holders of Convertible Preferred Stock have been obtained. Notwithstanding receipt of a Repurchase Notice, each holder of Convertible Preferred Stock shall have the ability to convert such holder’s Convertible Preferred Stock into shares of Common Stock based on the then-applicable Conversion Price prior to the Repurchase Date. The Repurchase Notice shall be irrevocable and shall state (i) that the Company will repurchase all shares of Convertible Preferred Stock outstanding on the Repurchase Date; and (ii) the Repurchase Date, the Repurchase Price and the Conversion Price. For purposes of this Section 6.2, “Repurchase Price” shall mean, with respect to any share of Convertible Preferred Stock, the sum of (i) the Accumulated Stated Value, plus (ii) accrued but unpaid Dividends (whether or not declared) to the Repurchase Date to the extent such accrued but unpaid Dividends are not Compounded Dividends as of such time.

6.3 Reserved.

6.4 Rights Subsequent to Repurchase. If the Repurchase Notice shall have been duly given, and if on or prior to the Repurchase Date the Repurchase Price payable upon repurchase of the shares of Convertible Preferred Stock to be repurchased is paid or tendered for payment or deposited with an independent payment agent so as to be available therefor in a timely manner, then all rights with respect to such shares not converted shall forthwith after the Repurchase Date terminate, except only the right of the holders to receive the Repurchase Price without interest.

7. No Reissuance of Convertible Preferred Stock. Any shares of Convertible Preferred Stock that are converted, repurchased or otherwise acquired by the Company or any of its subsidiaries shall be automatically and immediately cancelled and retired and may not be reissued, sold or transferred. Neither the Company nor any of its subsidiaries may exercise any voting or other rights granted to the holders of Convertible Preferred Stock following repurchase or acquisition thereof.

8. Waiver. Except as otherwise provided by applicable law, any of the rights, powers, privileges and other terms of the Convertible Preferred Stock set forth herein may be waived on behalf of all holders of Convertible Preferred Stock by a written waiver from the holders of at least two-thirds of the then outstanding shares of Convertible Preferred Stock; provided that the provisions of Section 3.2.2 and 3.2.2 hereof may be waived only by a written waiver from the applicable Designated Holders.

9. Notices. Except as otherwise provided herein, all notices under this Certificate of Designation shall be in writing and shall be delivered in accordance with the Certificate of Incorporation; provided that in the case of notices to the transfer agent of the Company (if not the Company), such notices shall be deemed to have been given (i) when delivered by hand (with written confirmation of receipt); (ii) when received by the transfer agent if sent by a nationally recognized overnight courier (receipt requested); (iii) on the date sent by e-mail of a PDF document if sent during normal business hours of the transfer agent, and on the next business day of the transfer agent if sent after normal business hours of the recipient; or (iv) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such notices to the transfer agent of the Company (if not the Company) must be sent to Computershare Trust Company, N.A. at PO Box 43006 Providence, Rhode Island 02940-3006 or such other address for the transfer agent as the Company may specify by notice to the holders of the Convertible Preferred Stock.

10. Cash Payments. All cash payments made hereunder shall be made in U.S. dollars.

11. Ranking. With respect to the payment of dividends and distribution of assets upon any Liquidation Trigger Event, all Convertible Preferred Stock shall rank senior to Common Stock and all other Junior Shares and pari passu with any Parity Shares.

12. Definitions. As used in this Certificate of Designation:

“Accumulated Stated Value” means as of any date with respect to any share of Convertible Preferred Stock, the Original Issue Price thereof, plus accumulated Compounded Dividends thereon.

“Business Day” means a day on which commercial banking institutions in New York, New York, San Jose, California and Seoul, the Republic of Korea are open for business.

“Common Stock Issuance Limitation” means, at any time, with respect to any holder of Convertible Preferred Stock, the maximum number of shares of Common Stock that may be issued to such holder if such holder converted such shares of Convertible Preferred Stock pursuant to Section 4.1 without the receipt of applicable Requisite Approvals (if such Requisite Approvals have not been obtained).

“Current Market Price” means, on any day, the average of the Daily VWAP for five (5) consecutive Trading Days ending on the Trading Day immediately prior to the day in question.

“Daily VWAP” on any Trading Day means the per share volume-weighted average price of the Common Stock displayed under the heading Bloomberg VWAP on Bloomberg (or, if Bloomberg ceases to publish such price, any successor service reasonably chosen by the Company) page for PENG US Equity (or its equivalent successor if such page is not available) in respect of the period from the open of trading on the relevant Trading Day until the close of trading on such Trading Day (or if such volume-weighted average price is unavailable, the market price of one share of Common Stock on such Trading Day determined, using a volume-weighted average method, by a U.S. nationally recognized investment banking firm (unaffiliated with the Company) retained for this purpose by the Company).

“Designated Holders” means the Investor and its Affiliates (as defined in the Investor Agreement).

“Fully-Diluted Basis” means, as of any time, the number of shares of Common Stock outstanding, together with all shares of Common Stock that the Company would be required to issue pursuant to any then-outstanding shares of Convertible Preferred Stock and any vested in-the-money options, warrants or other securities or rights convertible into or exercisable or exchangeable for (whether directly or following conversion into or exercise or exchange for other options, warrants or other securities or rights) shares of Common Stock.

“Governmental Authority” means any court, agency, authority, department, or other instrumentality of any government or country or of any national, federal, state, provincial, regional, county, city or other political subdivision of any such government or country or any supranational organization of which any such country is a member.

“Investor Agreement” means that certain Investor Agreement, dated as of December 13, 2024, by and between the Company and the investor named therein and its successors and permitted assigns (the “Investor”), as such agreement is amended from time to time.

“Junior Shares” means shares of Common Stock and any other class or series of shares in the capital of the Company that ranks junior to the Convertible Preferred Stock either (or both) as to the payment of dividends and/or as to the distribution of assets on any liquidation, dissolution or winding up of the Company and/or any Deemed Liquidation Event and/or other Liquidation Trigger Event.

“Liquidation Trigger Event” means a voluntary or involuntary winding up, liquidation or dissolution of the Company or a Deemed Liquidation Event.

“Market Disruption Event” means any of the following events:

(i) any suspension of, or limitation imposed on, trading of Common Stock by the Relevant Exchange during any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day, whether by reason of movements in price exceeding limits permitted by the Relevant Exchange as to securities generally, or otherwise relating to Common Stock or options contracts relating to Common Stock on the Relevant Exchange; or

(ii) any event that disrupts or impairs (as determined by the Company in its reasonable discretion) the ability of market participants during any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day in general to effect transactions in, or obtain market values for, shares of Common Stock on the Relevant Exchange or to effect transactions in, or obtain market values for, options contracts relating to Common Stock on the Relevant Exchange.

“Original Issue Price” means, as to any share of Convertible Preferred Stock, $1,000, as adjusted for share splits, consolidations, combinations, recapitalizations, reorganizations and the like with respect to the Convertible Preferred Stock.

“Parity Shares” means any class or series of shares in the capital of the Company (other than the Convertible Preferred Stock) that both ranks equally with the Convertible Preferred Stock in the payment of dividends and ranks equally with the Convertible Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up of the Company and any Deemed Liquidation Event (without regard to whether dividends accrue on a cumulative or non-cumulative basis).

“Relevant Exchange” means the NASDAQ Stock Market or the principal U.S. national or regional securities exchange on which shares of Common Stock are listed or quoted, or if shares of Common Stock are not listed or quoted on any such exchange, “Pink Sheets” or similar U.S. over-the-counter organization on which shares of Common Stock are listed or quoted in U.S. dollars.

“Requisite Approvals” means, to the extent applicable and required to permit the conversion of the Convertible Preferred Stock into shares of Common Stock and for the applicable holder to own such shares of Common Stock without the Company or such holder (or any direct or indirect affiliate or parent entity of such holder) being in violation of applicable law, rule or regulation, any and all (x) necessary approvals of stockholders of the Company and (y) necessary approvals and authorizations of, filings and registrations with and notifications to, any Governmental Authority or stock exchange, and expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (or any similar laws of any jurisdiction), or any successor statute, and the rules and regulations promulgated thereunder.

“Trading Day” means a day other than a Saturday or Sunday on which the Relevant Exchange is scheduled to be open for business and on which there has not occurred a Market Disruption Event.

***************

IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be executed on behalf of the Company by the undersigned authorized officer this     day of     , 2025.

PENGUIN SOLUTIONS, INC.

By:
Name:
Title:

[Signature Page to Certificate of Designation]

ANNEX F

Amended and Restated Bylaws of

Penguin Solutions, Inc.

(a Delaware corporation)

as of     , 2025

(continued)

Amended and Restated Bylaws of

Penguin Solutions, Inc.

Article I - Corporate Offices

1.1 Registered Office.

The address of the registered office of Penguin Solutions, Inc. (the “Corporation”) in the State of Delaware, and the name of its registered agent at such address, shall be as set forth in the Corporation’s certificate of incorporation, as the same may be amended and/or restated from time to time (the “Certificate of Incorporation”).

1.2 Other Offices.

The Corporation may have additional offices at any place or places, within or outside the State of Delaware, as the Corporation’s board of directors (the “Board”) may from time to time establish or as the business of the Corporation may require.

Article II - Meetings of Stockholders

2.1 Place of Meetings.

Meetings of stockholders shall be held at any place within or outside the State of Delaware, designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.

2.2 Annual Meeting.

The Board shall designate the date and time of the annual meeting of stockholders. At the annual meeting of stockholders, directors shall be elected and other proper business properly brought before the meeting in accordance with Section 2.4 of these bylaws may be transacted. The Board may postpone, reschedule or cancel any previously scheduled annual meeting of stockholders.

2.3 Special Meeting.

Special meetings of stockholders may be called only by such persons and only in such manner as set forth in the Certificate of Incorporation.

No business may be transacted at any special meeting of stockholders other than the business specified in the notice of such meeting. The Board may postpone, reschedule or cancel any previously scheduled special meeting of stockholders.

2.4 Notice of Business to be Brought before an Annual Meeting.

(a) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in a notice of meeting given by or at the direction of the Board (or a duly authorized committee thereof), (ii) if not specified in a notice of meeting, otherwise properly brought before the meeting by or at the direction of the Board (or a duly authorized committee thereof) or the Chairperson of the Board or (iii) otherwise properly brought before the meeting by a stockholder present in person who (A) (1) was a record owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.4 and at the time of the meeting, (2) is entitled to vote at the meeting, and (3) has complied with this Section 2.4 in all applicable respects or (B) properly made such proposal in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”). The foregoing clause (iii) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. The only matters that may be brought before a special meeting are the matters specified in the notice of meeting given by or at the direction of the person calling the meeting, and stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders. For purposes of this Section 2.4, “present in person” shall mean that the stockholder proposing that the business be brought before the annual meeting of the Corporation, or a qualified representative of such proposing stockholder, appears at such annual meeting. A “qualified representative” of such proposing stockholder shall be a duly authorized officer, manager or partner of such stockholder or any other person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. Stockholders seeking to nominate persons for election to the Board must comply with Section 2.5 and Section 2.6 and this Section 2.4 shall not be applicable to nominations except as expressly provided in Section 2.5 and Section 2.6.

(b) Without qualification, for business to be properly brought before an annual meeting by a stockholder, the stockholder must (i) provide Timely Notice (as defined below) thereof in writing and in proper form to the Secretary of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.4. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not more than the hundred twentieth (120th) day prior to such annual meeting and not later than (i) the ninetieth (90th) day prior to such annual meeting or, (ii) if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Corporation (such notice within such time periods, “Timely Notice”). In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.

(c) To be in proper form for purposes of this Section 2.4, a stockholder’s notice to the Secretary shall set forth:

(i) As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records), (B) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of capital stock of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future, (C) the date or dates such shares were acquired, (D) the investment intent of such acquisition and (E) any pledge by such Proposing Person with respect to any of such shares (the disclosures to be made pursuant to the foregoing clauses (A) through (E) are referred to as “Stockholder Information”);

(ii) As to each Proposing Person,

(A) the material terms and conditions of any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) or a “put equivalent position” (as such term is defined in Rule 16a-1(h) under the Exchange Act) or other derivative or synthetic arrangement in respect of any class or series of capital stock of the Corporation (“Synthetic Equity Position”) that is, directly or indirectly, held or maintained by, held for the benefit of, or involving such Proposing Person, including, without limitation:

(1) any option, warrant, convertible security, stock appreciation right, future or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of capital stock of the Corporation or with a value derived in whole or in part from the value of any class or series of capital stock of the Corporation,

(2) any derivative or synthetic arrangement having the characteristics of a long position or a short position in any class or series of capital stock of the Corporation, including, without limitation, a stock loan transaction, a stock borrow transaction, or a share repurchase transaction, or

(3) any contract, derivative, swap or other transaction or series of transactions designed to (x) produce economic benefits and risks that correspond substantially to the ownership of any class or series of capital stock of the Corporation, (y) mitigate any loss relating to, reduce the economic risk (of ownership or otherwise) of, or manage the risk of share price decrease in, any class or series of capital stock of the Corporation, or (z) increase or decrease the voting power in respect of any class or series of capital stock of the Corporation of such Proposing Person, including, without limitation, due to the fact that the value of such contract, derivative, swap or other transaction or series of transactions is determined by reference to the price, value or volatility of any class or series of capital stock of the Corporation, whether or not such instrument, contract or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation, through the delivery of cash or other property, or otherwise, and without regard to whether the holder thereof may have entered into transactions that hedge or mitigate the economic effect of such instrument, contract or right, or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the price or value of any class or series of capital stock of the Corporation;

provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be required to disclose any Synthetic Equity Position that is, directly or indirectly, held or maintained by, held for the benefit of, or involving such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer,

(B) any rights to dividends on the shares of any class or series of capital stock of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation,

(C) any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation,

(D) any other material relationship between such Proposing Person, on the one hand, and the Corporation or any affiliate of the Corporation, on the other hand,

(E) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the Corporation or any affiliate of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement),

(F) any proportionate interest in shares of the Corporation or a Synthetic Equity Position held, directly or indirectly, by a general or limited partnership, limited liability company or similar entity in which any such Proposing Person (1) is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership or (2) is the manager, managing member or, directly or indirectly, beneficially owns an interest in the manager or managing member of such limited liability company or similar entity,

(G) a representation that such Proposing Person intends or is part of a group which intends to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or otherwise solicit proxies from stockholders in support of such proposal, and

(H) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (H) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner; and

(iii) As to each item of business that the stockholder proposes to bring before the annual meeting, (A) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws, the language of the proposed amendment), (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other person or entity (including their names) in connection with the proposal of such business by such stockholder, and (D) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this paragraph (iii) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner.

For purposes of this Section 2.4, the term “Proposing Person” shall mean (i) the stockholder providing the notice of business proposed to be brought before an annual meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, and (iii) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation.

(d) The Board may request that any Proposing Person furnish such additional information as may be reasonably required by the Board. Such Proposing Person shall provide such additional information within ten (10) days after it has been requested by the Board.

(e) A Proposing Person shall update and supplement its notice to the Corporation of its intent to propose business at an annual meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.4 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(f) Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting that is not properly brought before the meeting in accordance with this Section 2.4. The presiding officer of the meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 2.4, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(g) This Section 2.4 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders other than any proposal made in accordance with Rule 14a-8 under the Exchange Act and included in the Corporation’s proxy statement. In addition to the requirements of this Section 2.4 with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section 2.4 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(h) For purposes of these bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

2.5 Notice of Nominations for Election to the Board.

(a) Nominations of any person for election to the Board at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (i) by or at the direction of the Board, including by any committee or persons authorized to do so by the Board or these bylaws, or (ii) by a stockholder present in person who (A) was a record owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.5 and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Section 2.5 and Section 2.6 as to such notice and nomination. For purposes of this Section 2.5, “present in person” shall mean that the stockholder nominating any person for election to the Board at the meeting of the Corporation, or a qualified representative of such stockholder, appear at such meeting. A “qualified representative” of such proposing stockholder shall be a duly authorized officer, manager or partner of such stockholder or any other person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. The foregoing clause (ii) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting or special meeting.

(b)

(i) Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting, the stockholder must (1) provide Timely Notice (as defined in Section 2.4) thereof in writing and in proper form to the Secretary of the Corporation, (2) provide the information, agreements and questionnaires with respect to such stockholder and its candidate for nomination as required to be set forth by this Section 2.5 and Section 2.6 and (3) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5 and Section 2.6.

(ii) Without qualification, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling a special meeting, then for a stockholder to make any nomination of a person or persons for election to the Board at a special meeting, the stockholder must (i) provide timely notice thereof in writing and in proper form to the Secretary of the Corporation at the principal executive offices of the Corporation, (ii) provide the information with respect to such stockholder and its candidate for nomination as required by this Section 2.5 and Section 2.6 and (iii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. To be timely, a stockholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if later, the tenth (10th) day following the day on which public disclosure (as defined in Section 2.4) of the date of such special meeting was first made (such notice within such time periods, “Special Meeting Timely Notice”).

(iii) In no event shall any adjournment or postponement of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

(iv) In no event may a Nominating Person provide Timely Notice or Special Meeting Timely Notice, as applicable, with respect to a greater number of director candidates than are subject to election by stockholders at the applicable meeting. If the Corporation shall, subsequent to such notice, increase the number of directors subject to election at the meeting, such notice as to any additional nominees shall be due on the later of (i) the conclusion of the time period for Timely Notice or Special Meeting Timely Notice, as applicable, or (ii) the date set forth in Section 2.5(b)(ii) or (iii) the tenth day following the date of public disclosure (as defined in Section 2.4) of such increase.

(c) To be in proper form for purposes of this Section 2.5, a stockholder’s notice to the Secretary shall set forth:

(i) As to each Nominating Person (as defined below), the Stockholder Information (as defined in Section 2.4(c)(i), except that for purposes of this Section 2.5 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(i));

(ii) As to each Nominating Person, any Disclosable Interests (as defined in Section 2.4(c)(ii), except that for purposes of this Section 2.5 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(ii) and the disclosure with respect to the business to be brought before the meeting in Section 2.4(c)(ii) shall be made with respect to the election of directors at the meeting); and provided that, in lieu of including the information set forth in Section 2.4(c)(ii)(G), the Nominating Person’s notice for purposes of this Section 2.5 shall include a representation as to whether the Nominating Person intends or is part of a group which intends to deliver a proxy statement and solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Corporation’s nominees in accordance with Rule 14a-19 promulgated under the Exchange Act; and

(iii) As to each candidate whom a Nominating Person proposes to nominate for election as a director, (A) all information relating to such candidate for nomination that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such candidate’s written consent to being named in a proxy statement and accompanying proxy card relating to the Corporation’s next meeting of stockholders at which directors are to be elected and to serving as a director for a full term if elected), (B) a description of any direct or indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and each candidate for nomination or his or her respective associates or any other participants in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the candidate for nomination were a director or executive officer of such registrant and (C) a completed and signed questionnaire, representation and agreement as provided in Section 2.6(a).

For purposes of this Section 2.5, the term “Nominating Person” shall mean (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, and (iii) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation.

(d) The Board may request that any Nominating Person furnish such additional information as may be reasonably required by the Board. Such Nominating Person shall provide such additional information within ten (10) days after it has been requested by the Board.

(e) A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.5 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination or to submit any new nomination.

(f) In addition to the requirements of this Section 2.5 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations. Notwithstanding the foregoing provisions of this Section 2.5, unless otherwise required by law, (i) no Nominating Person shall solicit proxies in support of director nominees other than the Corporation’s nominees unless such Nominating Person has complied with Rule 14a-19 promulgated under the Exchange Act in connection with the solicitation of such proxies, including the provision to the Corporation of notices required thereunder in a timely manner and (ii) if any Nominating Person (1) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act and (2) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3) promulgated under the Exchange Act, including the provision to the Corporation of notices required thereunder in a timely manner, or fails to timely provide reasonable evidence sufficient to satisfy the Corporation that such Nominating Person has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act in accordance with the following sentence, then the nomination of each such proposed nominee shall be disregarded, notwithstanding that the nominee is included as a nominee in the Corporation’s proxy statement, notice of meeting or other proxy materials for any annual meeting (or any supplement thereto) and notwithstanding that proxies or votes in respect of the election of such proposed nominees may have been received by the Corporation (which proxies and votes shall be disregarded). If any Nominating Person provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act, such Nominating Person shall deliver to the Corporation, no later than seven (7) business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.

2.6 Additional Requirements for Valid Nomination of Candidates to Serve as Director and, if Elected, to be Seated as Directors.

(a) To be eligible to be a candidate for election as a director of the Corporation at an annual or special meeting, a candidate must be nominated in the manner prescribed in Section 2.5 and the candidate for nomination, whether nominated by the Board or by a stockholder of record, must have previously delivered (in accordance with the time period prescribed for delivery in a notice to such candidate given by or on behalf of the Board), to the Secretary at the principal executive offices of the Corporation, (i) a completed written questionnaire (in the form provided by the Corporation upon written request of any stockholder of record therefor) with respect to the background, qualifications, stock ownership and independence of such proposed nominee and (ii) a written representation and agreement (in the form provided by the Corporation upon written request of any stockholder of record therefor) that such candidate for nomination (A) is not and, if elected as a director during his or her term of office, will not become a party to (1) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) or (2) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (B) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation or reimbursement for service as a director that has not been disclosed to the Corporation, (C) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director (and, if requested by any candidate for nomination, the Secretary of the Corporation shall provide to such candidate for nomination all such policies and guidelines then in effect), and (D) if elected as a director of the Corporation, intends to serve the entire term until the next meeting at which such candidate would face re-election.

(b) The Board may also require any proposed candidate for nomination as a director to furnish such other information related to such candidate’s eligibility or qualification to serve as a director as may reasonably be requested by the Board in writing prior to the meeting of stockholders at which such candidate’s nomination is to be acted upon. Without limiting the generality of the foregoing, the Board may request such other information in order for the Board to determine the eligibility of such candidate for nomination to be an independent director of the Corporation or to comply with the director qualification standards and additional selection criteria in accordance with the Corporation’s Corporate Governance Guidelines. Such other information shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation (or any other office specified by the Corporation in any public announcement) not later than five (5) business days after the request by the Board has been delivered to, or mailed and received by, the Nominating Person.

(c) A candidate for nomination as a director shall further update and supplement the materials delivered pursuant to this Section 2.6, if necessary, so that the information provided or required to be provided pursuant to this Section 2.6 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation (or any other office specified by the Corporation in any public announcement) not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination or to submit any new proposal, including by changing or adding nominees, matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(d) No candidate nominated pursuant to Section 2.5(a)(ii) shall be eligible for nomination as a director of the Corporation unless such candidate for nomination and the Nominating Person seeking to place such candidate’s name in nomination has complied with Section 2.5 and this Section 2.6, as applicable. The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with Section 2.5 and this Section 2.6, and if he or she should so determine, he or she shall so declare such determination to the meeting, the defective nomination shall be disregarded and any ballots cast for the candidate in question (but in the case of any form of ballot listing other qualified nominees, only the ballots cast for the nominee in question) shall be void and of no force or effect.

(e) Notwithstanding anything in these bylaws to the contrary, no candidate for nomination shall be eligible to be seated as a director of the Corporation unless nominated and elected in accordance with Section 2.5 and this Section 2.6.

2.7 Notice of Stockholders’ Meetings.

Unless otherwise provided by law, the Certificate of Incorporation or these bylaws, the notice of any meeting of stockholders shall be sent or otherwise given in accordance with Section 8.1 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, if any, date and time of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting of stockholders, the purpose or purposes for which such meeting is called.

2.8 Quorum.

Unless otherwise provided by law, the Certificate of Incorporation or these bylaws, the holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of stockholders. Where a separate vote by class or series is required, the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of such class or series shall be necessary and sufficient to constitute a quorum with respect to that matter. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, a quorum is not present or represented at any meeting of stockholders, then either (i) the person presiding over the meeting or (ii) a majority in voting power of the stockholders entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to recess the meeting or adjourn the meeting from time to time in the manner provided in Section 2.9 of these bylaws until a quorum is present or represented. At any recessed or adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.9 Adjourned Meeting; Notice.

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken or are provided in any other manner permitted by the DGCL. At any adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date so fixed for notice of such adjourned meeting.

2.10 Conduct of Business.

The chairperson of any meeting of stockholders shall be designated by the Board; in the absence of such designation, the chairperson of the Board, if any, the Chief Executive Officer (in the absence of the chairperson), or in their absence any other executive officer of the Corporation, shall serve as chairperson of the stockholder meeting. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures (which need not be in writing) and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the person presiding over the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present (including, without limitation, rules and procedures for removal of disruptive persons from the meeting); (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the person presiding over the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting (including, without limitation, determinations with respect to the administration and/or interpretation of any of the rules, regulations or procedures of the meeting, whether adopted by the Board or prescribed by the person presiding over the meeting), shall, if the facts warrant, determine and declare to the meeting that a matter of business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

2.11 Voting.

Except as may be otherwise provided in the Certificate of Incorporation, any certificate of designation relating to any class or series of preferred stock of the Corporation then in effect, these bylaws or the DGCL, each stockholder shall be entitled to one (1) vote for each share of capital stock held by such stockholder.

Except as otherwise provided by the Certificate of Incorporation, at all duly called or convened meetings of stockholders at which a quorum is present, for the election of directors, a plurality of the votes cast shall be sufficient to elect a director. Except as otherwise provided by the Certificate of Incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, each other matter presented to the stockholders at a duly called or convened meeting at which a quorum is present shall be decided by the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter.

2.12 Record Date for Stockholder Meetings and Other Purposes.

In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by law, not be more than sixty (60) days nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the next day preceding the day on which notice is first given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, but the Board shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting. Notwithstanding the prior sentence, the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting; and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment or any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of capital stock, or for the purposes of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

2.13 Proxies.

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law, including Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended, filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL. A proxy may be in the form of an electronic transmission which sets forth or is submitted with information from which it can be determined that the transmission was authorized by the stockholder.

Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board.

2.14 List of Stockholders Entitled to Vote.

The Corporation shall prepare, no later than the tenth day before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, that if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of ten (10) days ending on the day before the meeting date: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal executive office. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 2.14 or to vote in person or by proxy at any meeting of stockholders.

2.15 Inspectors of Election.

Before any meeting of stockholders, the Corporation shall appoint an inspector or inspectors of election to act at the meeting or its adjournment and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If any person appointed as inspector or any alternate fails to appear or fails or refuses to act, then the person presiding over the meeting shall appoint a person to fill that vacancy.

Such inspectors shall:

(i) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting and the validity of any proxies and ballots;

(ii) count all votes or ballots;

(iii) count and tabulate all votes;

(iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspector(s); and

(v) certify its or their determination of the number of shares represented at the meeting and its or their count of all votes and ballots.

Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspection with strict impartiality and according to the best of such inspector’s ability. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein. The inspectors of election may appoint such persons to assist them in performing their duties as they determine.

2.16 Delivery to the Corporation.

Whenever this Article II requires one or more persons (including a record or beneficial owner of stock) to deliver a document or information to the Corporation or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation or other document or agreement), such document or information shall be in writing exclusively (and not in an electronic transmission) and shall be delivered exclusively by hand (including, without limitation, overnight courier service) or by certified or registered mail, return receipt requested, and the Corporation shall not be required to accept delivery of any document not in such written form or so delivered. For the avoidance of doubt, the Corporation expressly opts out of Section 116 of the DGCL with respect to the delivery of information and documents to the Corporation required by this Article II.

Article III - Directors

3.1 Powers.

Except as otherwise provided by the Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board.

3.2 Number of Directors.

Subject to the Certificate of Incorporation, the total number of directors constituting the Board shall be determined from time to time by resolution of the Board. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3 Election, Qualification and Term of Office of Directors.

Except as provided in Section 3.4 of these bylaws, and subject to the Certificate of Incorporation, each director, including a director elected to fill a vacancy or newly created directorship, shall hold office until the expiration of the term of the class, if any, for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation, disqualification or removal. Directors need not be stockholders. The Certificate of Incorporation or these bylaws may prescribe qualifications for directors.

3.4 Resignation and Vacancies.

Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. The resignation shall take effect at the time specified therein or upon the happening of an event specified therein, and if no time or event is specified, at the time of its receipt. When one or more directors so resigns and the resignation is effective at a future date or upon the happening of an event to occur on a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in Section 3.3.

Unless otherwise provided in the Certificate of Incorporation or these bylaws, vacancies resulting from the death, resignation, disqualification or removal of any director, and newly created directorships resulting from any increase in the authorized number of directors shall be filled only by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.

3.5 Place of Meetings; Meetings by Telephone.

The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the Certificate of Incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this bylaw shall constitute presence in person at the meeting.

3.6 Regular Meetings.

Regular meetings of the Board may be held within or outside the State of Delaware and at such time and at such place as which has been designated by the Board and publicized among all directors, either orally or in writing, by telephone, including a voice-messaging system or other system designed to record and communicate messages, facsimile, or by electronic mail or other means of electronic transmission. No further notice shall be required for regular meetings of the Board.

3.7 Special Meetings; Notice.

Special meetings of the Board for any purpose or purposes may be called at any time by the chairperson of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary or a majority of the total number of directors constituting the Board.

Notice of the time and place of special meetings shall be:

(i) delivered personally by hand, by courier or by telephone;

(ii) sent by United States first-class mail, postage prepaid;

(iii) sent by facsimile or electronic mail; or

(iv) sent by other means of electronic transmission,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, or other address for electronic transmission, as the case may be, as shown on the Corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or electronic mail, or (iii) sent by other means of electronic transmission, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by U.S. mail, it shall be deposited in the U.S. mail at least four (4) days before the time of the holding of the meeting. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.

3.8 Quorum.

At all meetings of the Board, unless otherwise provided by the Certificate of Incorporation, a majority of the total number of directors shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the Certificate of Incorporation or these bylaws. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.9 Board Action without a Meeting.

Unless otherwise restricted by the Certificate of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the Board, or the committee thereof, in the same paper or electronic form as the minutes are maintained. Such action by written consent or consent by electronic transmission shall have the same force and effect as a unanimous vote of the Board.

3.10 Fees and Compensation of Directors.

Unless otherwise restricted by the Certificate of Incorporation or these bylaws, the Board shall have the authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity.

Article IV - Committees

4.1 Committees of Directors.

The Board may designate one (1) or more committees, each committee to consist, of one (1) or more of the directors of the Corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Corporation.

4.2 Committee Minutes.

Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

4.3 Meetings and Actions of Committees.

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i) Section 3.5 (place of meetings; meetings by telephone);

(ii) Section 3.6 (regular meetings);

(iii) Section 3.7 (special meetings; notice);

(iv) Section 3.9 (board action without a meeting); and

(v) Section 7.13 (waiver of notice),

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members. However:

(i) the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

(ii) special meetings of committees may also be called by resolution of the Board or the chairperson of the applicable committee; and

(iii) the Board may adopt rules for the governance of any committee to override the provisions that would otherwise apply to the committee pursuant to this Section 4.3, provided that such rules do not violate the provisions of the Certificate of Incorporation or applicable law.

4.4 Subcommittees.

Unless otherwise provided in the Certificate of Incorporation, these bylaws or the resolutions of the Board designating the committee, a committee may create one (1) or more subcommittees, each subcommittee to consist of one (1) or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

Article V - Officers

5.1 Officers.

The officers of the Corporation shall include a Chief Executive Officer, a Chief Operating Officer, a Chief Financial Officer, a President and a Secretary. The Corporation may also have, at the discretion of the Board, a Chairperson of the Board, a Vice Chairperson of the Board, a Treasurer, one (1) or more Vice Presidents, one (1) or more Assistant Vice Presidents, one (1) or more Assistant Treasurers, one (1) or more Assistant Secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person. No officer need be a stockholder or director of the Corporation.

5.2 Appointment of Officers.

The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws.

5.3 Subordinate Officers.

The Board may appoint, or empower the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

5.4 Removal and Resignation of Officers.

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

5.5 Vacancies in Offices.

Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.2.

5.6 Representation of Shares of Other Corporations.

The Chairperson of the Board, the Chief Executive Officer, or the President of this Corporation, or any other person authorized by the Board, the Chief Executive Officer or the President, is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares or voting securities of any other corporation or other person standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7 Authority and Duties of Officers.

All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be provided herein or designated from time to time by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

5.8 Compensation.

The compensation of the officers of the Corporation for their services as such shall be fixed from time to time by or at the direction of the Board. An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that he or she is also a director of the Corporation.

Article VI - Records

A stock ledger consisting of one or more records in which the names of all of the Corporation’s stockholders of record, the address and number of shares registered in the name of each such stockholder, and all issuances and transfers of stock of the Corporation are recorded in accordance with Section 224 of the DGCL shall be administered by or on behalf of the Corporation. Any records administered by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device, or method, or one or more electronic networks or databases (including one or more distributed electronic networks or databases), provided that the records so kept can be converted into clearly legible paper form within a reasonable time and, with respect to the stock ledger, that the records so kept (i) can be used to prepare the list of stockholders specified in Sections 219 and 220 of the DGCL, (ii) record the information specified in Sections 156, 159, 217(a) and 218 of the DGCL, and (iii) record transfers of stock as governed by Article 8 of the Uniform Commercial Code as adopted in the State of Delaware.

Article VII - General Matters

7.1 Execution of Corporate Contracts and Instruments.

The Board, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances.

7.2 Stock Certificates.

The shares of the Corporation shall be represented by certificates, provided that the Board by resolution may provide that some or all of the shares of any class or series of stock of the Corporation shall be uncertificated. Certificates for the shares of stock, if any, shall be in such form as is consistent with the Certificate of Incorporation and applicable law. In respect of a share or shares held jointly by several persons, the Corporation shall not be bound to issue more than one certificate, and delivery of a certificate for a share to one of several joint holders shall be sufficient delivery to all.

Every holder of stock represented by a certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by, any two officers authorized to sign stock certificates representing the number of shares registered in certificate form. The Chairperson or Vice Chairperson of the Board, Chief Executive Officer, the President, Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Corporation shall be specifically authorized to sign stock certificates. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

Any two or more certificates representing shares of any one class or series held by any stockholder may, at such stockholder’s request, be cancelled and a single new certificate for such shares issued in lieu of payment (if the Board shall require) of $1.00 or such smaller sum as the Board shall determine.

7.3 Special Designation of Certificates.

If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or on the back of the certificate that the Corporation shall issue to represent such class or series of stock (or, in the case of uncertificated shares, set forth in a notice provided pursuant to Section 151 of the DGCL); provided, however, that except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face of back of the certificate that the Corporation shall issue to represent such class or series of stock (or, in the case of any uncertificated shares, included in the aforementioned notice) a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.4 Lost Certificates.

Except as provided in this Section 7.4, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen, damaged, defaced or destroyed, and the Corporation may require the owner of the lost, stolen, damaged, defaced or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

7.5 Shares Without Certificates

The Corporation may adopt a system of issuance, recordation and transfer of its shares of stock by electronic or other means not involving the issuance of certificates, provided the use of such system by the Corporation is permitted in accordance with applicable law.

7.6 Construction; Definitions.

Unless the context requires otherwise, the general provisions, rules of construction and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural and the plural number includes the singular.

7.7 Dividends.

The Board, subject to any restrictions contained in (i) the DGCL, (ii) the Certificate of Incorporation or (iii) any certificate of designation relating to any class or series of preferred stock of the Corporation then in effect, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock.

The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

7.8 Fiscal Year.

The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

7.9 Seal.

The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

7.10 Transfer of Stock.

Shares of the Corporation shall be transferable in the manner prescribed by law and in these bylaws. Shares of stock of the Corporation shall be transferred on the books of the Corporation only by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates representing such shares endorsed by the appropriate person or persons (or by delivery of duly executed instructions with respect to uncertificated shares), with such evidence of the authenticity of such endorsement or execution, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing the names of the persons from and to whom it was transferred.

7.11 Stock Transfer Agreements.

The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes or series of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

7.12 Registered Stockholders.

The Corporation:

(i) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner; and

(ii) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

7.13 Waiver of Notice.

Whenever notice is required to be given under any provision of the DGCL, the Certificate of Incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these bylaws.

Article VIII - Notice

8.1 Delivery of Notice; Notice by Electronic Transmission.

Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provisions of the DGCL, the Certificate of Incorporation, or these bylaws may be given in writing directed to the stockholder’s mailing address (or by electronic transmission directed to the stockholder’s electronic mail address, as applicable) as it appears on the records of the Corporation and shall be given (1) if mailed, when the notice is deposited in the U.S. mail, postage prepaid, (2) if delivered by courier service, the earlier of when the notice is received or left at such stockholder’s address or (3) if given by electronic mail, when directed to such stockholder’s electronic mail address unless the stockholder has notified the Corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail. A notice by electronic mail must include a prominent legend that the communication is an important notice regarding the Corporation.

Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice or electronic transmission to the Corporation. Notwithstanding the provisions of this paragraph, the Corporation may give a notice by electronic mail in accordance with the first paragraph of this section without obtaining the consent required by this paragraph.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i)	if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(ii)	if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iii)	if by any other form of electronic transmission, when directed to the stockholder.

Notwithstanding the foregoing, a notice may not be given by an electronic transmission from and after the time that (1) the Corporation is unable to deliver by such electronic transmission two (2) consecutive notices given by the Corporation and (2) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice, provided, however, the inadvertent failure to discover such inability shall not invalidate any meeting or other action.

An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Article IX - Indemnification

9.1 Indemnification of Directors and Officers.

The Corporation shall indemnify and hold harmless, to the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, any director or officer of the Corporation (or predecessor to the Corporation) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans (a “covered person”), against all liability and loss suffered and expenses (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred by such person in connection with any such Proceeding. Notwithstanding the preceding sentence, except as otherwise provided in Section 9.4, the Corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized in the specific case by the Board.

9.2 Indemnification of Others.

The Corporation shall have the power to indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any employee or agent of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any Proceeding by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such Proceeding.

9.3 Advancement of Expenses.

The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by any covered person, and may pay the expenses incurred by any employee or agent of the Corporation, in defending any Proceeding in advance of its final disposition; provided, however, that such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an executed undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under this Article IX or otherwise.

9.4 Determination; Claim.

If a claim for indemnification (following the final disposition of such Proceeding) under this Article IX is not paid in full within sixty (60) days, or a claim for advancement of expenses under this Article IX is not paid in full within thirty (30) days, after a written claim therefor has been received by the Corporation the claimant may thereafter (but not before) file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

9.5 Non-Exclusivity of Rights.

The rights conferred on any person by this Article IX shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

9.6 Insurance.

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust enterprise or non-profit entity against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL.

9.7 Other Indemnification.

The Corporation’s obligation, if any, to indemnify or advance expenses to any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

9.8 Continuation of Indemnification.

The rights to indemnification and to prepayment of expenses provided by, or granted pursuant to, this Article IX shall continue notwithstanding that the person has ceased to be a director or officer of the Corporation and shall inure to the benefit of the estate, heirs, executors, administrators, legatees and distributees of such person.

9.9 Amendment or Repeal; Interpretation.

The provisions of this Article IX shall constitute a contract between the Corporation, on the one hand, and, on the other hand, each individual who serves or has served as a director or officer of the Corporation (whether before or after the adoption of these bylaws), in consideration of such person’s performance of such services, and pursuant to this Article IX the Corporation intends to be legally bound to each such current or former director or officer of the Corporation. With respect to current and former directors and officers of the Corporation, the rights conferred under this Article IX are present contractual rights and such rights are fully vested, and shall be deemed to have vested fully, immediately upon adoption of theses bylaws. With respect to any directors or officers of the Corporation who commence service following adoption of these bylaws, the rights conferred under this provision shall be present contractual rights and such rights shall fully vest, and be deemed to have vested fully, immediately upon such director or officer commencing service as a director or officer of the Corporation. Any repeal or modification of the foregoing provisions of this Article IX shall not adversely affect any right or protection (i) hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification or (ii) under any agreement providing for indemnification or advancement of expenses to an officer or director of the Corporation in effect prior to the time of such repeal or modification.

Any reference to an officer of the Corporation in this Article IX shall be deemed to refer exclusively to the Chief Executive Officer, President, and Secretary, or other officer of the Corporation appointed by (x) the Board pursuant to Article V of these bylaws or (y) an officer to whom the Board has delegated the power to appoint officers pursuant to Article V of these bylaws, and any reference to an officer of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be deemed to refer exclusively to an officer appointed by the board of directors (or equivalent governing body) of such other entity pursuant to the certificate of incorporation and bylaws (or equivalent organizational documents) of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The fact that any person who is or was an employee of the Corporation or an employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise has been given or has used the title of “Vice President” or any other title that could be construed to suggest or imply that such person is or may be an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall not result in such person being constituted as, or being deemed to be, an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise for purposes of this
Article IX.

Article X - Amendments

The Board is expressly empowered to adopt, amend or repeal the bylaws of the Corporation. The stockholders also shall have power to adopt, amend or repeal the bylaws of the Corporation; provided, however, that such action by stockholders shall require, in addition to any other vote required by the Certificate of Incorporation or applicable law, the affirmative vote of the holders of at least two-thirds of the voting power of all the then-outstanding shares of voting stock of the Corporation with the power to vote generally in an election of directors, voting together as a single class.

Article XI - Definitions

As used in these bylaws, unless the context otherwise requires, the following terms shall have the following meanings:

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

An “electronic mail” means an electronic transmission directed to a unique electronic mail address (which electronic mail shall be deemed to include any files attached thereto and any information hyperlinked to a website if such electronic mail includes the contact information of an officer or agent of the Corporation who is available to assist with accessing such files and information).

An “electronic mail address” means a destination, commonly expressed as a string of characters, consisting of a unique user name or mailbox (commonly referred to as the “local part” of the address) and a reference to an internet domain (commonly referred to as the “domain part” of the address), whether or not displayed, to which electronic mail can be sent or delivered.

The term “person” means any individual, general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity.

PENGUIN SOLUTIONS, INC. 1390 MCCARTHY BOULEVARD MILPITAS, CA 95035 - 7434 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 8:59 P.M. Pacific Time on June 15, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/PENG2025SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 8:59 P.M. Pacific Time on June 15, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V65584-Z90306 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PENGUIN SOLUTIONS, INC. The Board of Directors recommends you vote FOR the following proposal: 1. To approve the scheme of arrangement substantially in the form attached as Annex B to the accompanying proxy statement (the “Scheme of Arrangement”), pursuant to which, at the completion date of the Scheme of Arrangement (expected to be 1:30 p.m. (Pacific Time) on June 30, 2025), all shareholders of Penguin Solutions, Inc., a Cayman Islands exempted company (“Penguin Solutions Cayman”) will become shareholders of Penguin Solutions, Inc., a Delaware corporation (“Penguin Solutions Delaware”). Pursuant to the terms of the Scheme of Arrangement, the shareholders of Penguin Solutions Cayman as of the scheme record time (expected to be 1:29 p.m. (Pacific Time) on June 30, 2025) will exchange their ordinary shares and/or convertible preferred shares (as applicable) of Penguin Solutions Cayman for shares of common stock and/or convertible preferred stock (as applicable) of Penguin Solutions Delaware on the following basis: each ordinary share of Penguin Solutions Cayman will be exchanged for one share of common stock of Penguin Solutions Delaware, and each convertible preferred share of Penguin Solutions Cayman will be exchanged for one share of convertible preferred stock of Penguin Solutions Delaware. For Against NOTE: The proxies may vote in their discretion upon other business as may properly come before the Scheme Meeting or any continuation, postponement or adjournment of the Scheme Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Scheme Meeting: The Notice of Scheme Meeting and Proxy Statement are available at www.proxyvote.com. V65585-Z90306 PENGUIN SOLUTIONS, INC. Scheme Meeting of Shareholders June 16, 2025, 10:00 a.m. PT This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Mark Adams, and Nate Olmstead, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of PENGUIN SOLUTIONS, INC. that the shareholder(s) is/are entitled to vote at the Scheme Meeting of Shareholders to be held at 10:00 a.m. PT on June 16, 2025, virtually at www.virtualshareholdermeeting.com/PENG2025SM and in person at the offices of Latham & Watkins LLP, located at 140 Scott Drive, Menlo Park, California 94025, and any continuation, postponement or adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. ANY ADDITIONAL BUSINESS AS MAY PROPERLY COME BEFORE THE SCHEME MEETING OF SHAREHOLDERS OR ANY CONTINUATION, POSTPONEMENT OR ADJOURNMENT THEREOF WILL BE VOTED IN ACCORDANCE WITH THE JUDGMENT OF THE PERSON VOTING THE PROXY. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO COMMENCEMENT OF VOTING AT THE SCHEME MEETING OF SHAREHOLDERS OR ANY CONTINUATION, POSTPONEMENT OR ADJOURNMENT THEREOF. Continued and to be signed on reverse side

BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 PENGUIN SOLUTIONS, INC. THIS IS A VOTING INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Scheme Meeting to be held on 08/15/25 at 10:00 AM. PDT Make your vote count. Vote must be received by 06/15/2025 to be counted. Visit wwww.ProxyVote.com Call 1-800-454-0483 Return this form in the enclosed postage paid envelope. Attend and vote at the meeting. VOTING INSTRUCTIONS As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares. If you sign and return this form, we will vote any unmarked items based on the board’s recommendations. Scan to view materials and vote via smartphone. Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com, enter the control number above and vote! The following proxy materials for the meeting are available at www.ProxyVote.com: X V68692-S12349 THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. PENGUIN SOLUTIONS, INC. Please check this box if you plan to attend the Meeting and vote these shares in person. The Board recommends you vote FOR the following proposal (s): 1 1. To approve the scheme of arrangement substantially in the form attached as Annex B to the accompanying proxy statement (the “Scheme of Arrangement”), pursuant to which, at the completion date of the Scheme of Arrangement (expected to be 1:30 p.m. (Pacific Time) on June 30, 2025), all shareholders of Penguin Solutions, Inc., a Cayman Islands exempted company “Penguin Solutions Cayman”) will become shareholders of Penguin Solutions, Inc., Delaware corporation (“Penguin Solutions Delaware”). Pursuant to the terms of the Scheme of Arrangement, the shareholders of Penguin Solutions Cayman as of the scheme record time (expected to be 1:29 p.m. (Pacific Time) on June 30, 2025) will exchange their ordinary shares and or convertible preferred shares (as applicable) of Penguin Solutions Cayman for shares of common stock and/or convertible preferred stock (as applicable) of Penguin Solutions Delaware on the following basis: each ordinary share of Penguin Solutions Cayman will be exchanged for one share of common stock of Penguin Solutions Delaware, and each convertible preferred share of Penguin Solutions Cayman will be exchanged for one share of convertible preferred stock of Penguin Solutions Delaware. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For Against Signature [PLEASE SIGN WITHIN BOX] Date V68692 11

BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 13427., SUITE 1300 BRENTWOOD, NY 11717 PENGUIN SOLUTIONS, INC. THIS IS A VOTING INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Scheme Meeting to be held on 08/18/25 at 10:00 A.M. PDT Make your vote count. Vote must be received by 06/15/2025 to be counted. VOTING INSTRUCTIONS As the record holder for your shares, we will vote your shares based on your instructions Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares. If you sign and return this form, we will vote any unmarked items based on the board’s recommendations. Visit www.ProxyVote.com Call 1-800-454-8883 Return this form in the enclosed postage-paid envelope. Attend and vote at the meeting. Scan to view materials and vote via smartphone. Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com, enter the control number above and vote! The following proxy materials for the meeting are available at www.ProxyVote.com: PAGE 1 OF 2 X V68692-S12349 THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. PENGUIN SOLUTIONS, INC. Please check this box if you plan to attend the Meeting and vote these shares in person. The Board recommends you vote FOR the following proposal (s): 1 1. To approve the scheme of arrangement substantially in the form attached as Annex 8 to the accompanying proxy statement (the *Scheme of Arrangement”), pursuant to which, at the completion date of the Scheme of Arrangement (expected to be 1:30 p.m. (Pacific Time) on June 30, 2025), all shareholders of Penguin Solutions, Inc., a Cayman Islands exempted company (“Penguin Solutions Cayman”) will become shareholders of Penguin Solutions, Inc., a Delaware corporation (“Penguin Solutions Delaware”). Pursuant to the terms of the Scheme of Arrangement, the shareholders of Penguin Solutions Cayman as of the scheme record time (expected to be 1:28 p.m. (Pacific Time) on June 30, 2025) will exchange their ordinary shares and/ or convertible preferred shares (as applicable) of Penguin Solutions Cayman for shares of common stock and/or convertible preferred stock (as applicable) of Penguin Solutions Delaware on the following basis: each ordinary share of Penguin Solutions Cayman will be exchanged for one share of common stock of Penguin Solutions Delaware, and each convertible preferred share of Penguin Solutions Cayman will be exchanged for one share of convertible preferred stock of Penguin Solutions Delaware. For Against NOTE: Such other business as may properly come before the meeting or any adjournment thereof. HOUSEHOLDING ELECTION - Please Indicate if you consent to receive certain future investor communications in a single package per household Signature [PLEASE SIGN WITHIN BOX Date Yes No V68692 11

HHSTS4 PAGE 2 OF 2 HHSTD5 PLEASE RETAIN FOR YOUR RECORDS IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as “Householding”. Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions: The issuer agrees to have its documents Househeld. You agree to or do not object to the Householding of your materials. You have the same last name and exact address as another shareholder(s). The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking “Yes” in the block provided, you will consent to participate in Householding. By marking “No”, you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation. V.2.0